UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2007

Date of reporting period:	December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Small Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class A

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

Columbia Small Cap Value Fund, Variable Series seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

Stephen D. Barbaro, the lead manager, has co-managed the fund since June 2002. Jeremy Javidi has co-managed the fund since August 2005.

In a year that was beset with problems for the economy, and especially for the housing market, the fund held up better than its benchmark, the Russell 2000 Value Index1 and its peer group, the Morningstar Small Value VIT Category.2 The fund's Class A shares returned -2.36% and its benchmark returned -9.78% for the year. A myriad of economic problems, including pressure on the subprime mortgage market, caused liquidity to dry up in the second half of the year, hurting small companies more than large companies. As investors moved away from riskier sectors of the market, small caps suffered an additional blow. Within small caps, value stocks took the hardest hit, trailing growth stocks.

Strong stock selection in financials and consumer discretionary

Financials and consumer discretionary stocks, which together represent over 40% of the Russell index, were among the year's worst performers. The fund did well to have significantly less exposure than the index to both sectors. Stock selection within both sectors also aided relative performance. In financials, the fund had less exposure during the first half of the year to the weakest areas of the sector, including thrifts—financial organizations organized primarily for consumer savings deposits—and subprime mortgage real estate investment trusts (REITs). In addition, five of the fund's financial stocks received generous buyout offers that pushed their share prices up nicely. During the second half, we added selectively to beaten-down thrifts, while reducing the fund's weight in commercial banks.

Within the consumer discretionary sector, the fund came out ahead by avoiding home builders and media stocks, which declined sharply. Through careful stock selection, we identified stocks that bucked the negative trend within the sector, such as GameStop Corp. and BorgWarner, Inc. (0.3% and 0.6% of net assets, respectively). GameStop Corp., an electronic game retailer, was up 125% for the year, benefiting from growing demand for used games and strong execution on its strategy. BorgWarner, Inc., a major auto parts supplier, posted a 65% return, bolstered by its unique problem-solving collaboration with car manufacturers.

Further gains from industrials and health care

An overweight and strong stock selection in industrials further aided returns. A number of top holdings were winners, including Harsco Corp., a diversified industrial company, Woodward Governor Co., an aerospace and electric power supplier, and KHD Humboldt Wedag International Ltd., a multi-national industrial services company (0.9%, 1.0% and 0.8% of net assets, respectively). We trimmed industrial holdings as valuations climbed.

Relative performance received an added boost from the fund's overweight in health care, a sector that gained nicely. We favored health care services and facilities stocks, which rebounded once new regulations came out that proved less onerous than expected. Energy stocks, which were great performers on an absolute basis, also helped shore up the fund's relative return. Among the winners were coal companies, which benefited as growing global demand bolstered pricing, and exploration and production companies, which rallied as oil prices rose. The only real detractor on a sector basis was materials, where the fund generated positive but below-average gains because it did not own a key index holding that was up more than 300% for the year.

Good buying opportunities created by downturn

We remain optimistic about the fund's prospects. We believe our focus on financially strong companies with attractive stock valuations offers potential for downside protection if the economy deteriorates, as well as upside potential once liquidity improves. To increase the fund's defensive positioning, we've also added to generally more stable sectors, such as utilities, and reduced exposure to economically-sensitive sectors, such as industrials. We expect small-cap stocks to rebound once liquidity returns to the monetary system. In the meantime, we plan to monitor the companies we own closely for any early signs of deterioration.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2007 and are subject to change.

1  The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	Life
Class A (05/19/98)	-2.36	16.09	9.40
Russell 2000 Value Index[1]	-9.78	15.80	8.64

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class A	20.67	18.08

Annual operating expense ratio (%)*
Class A	0.91

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 05/19/98 – 12/31/07

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1  Index performance for the life of the fund is from May 19, 1998.

2

Understanding Your Expenses

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	913.29	1,020.77	4.24	4.48	0.88

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS — 98.9%
Consumer Discretionary — 8.8%
Auto Components — 1.0%
American Axle & Manufacturing Holdings, Inc.	38,730	$721,152
BorgWarner, Inc.	56,880	2,753,561
Modine Manufacturing Co.	73,000	1,205,230
		4,679,943
Distributors — 0.2%
Building Materials Holding Corp.	156,610	866,053
Diversified Consumer Services — 0.4%
Regis Corp.	65,560	1,833,058
Hotels, Restaurants & Leisure — 1.2%
Bob Evans Farms, Inc.	63,530	1,710,863
CEC Entertainment, Inc. (a)	51,350	1,333,046
Landry's Restaurants, Inc.	85,570	1,685,729
O'Charleys, Inc.	66,900	1,002,162
		5,731,800
Household Durables — 2.0%
American Greetings Corp., Class A	160,670	3,261,601
CSS Industries, Inc.	46,806	1,717,780
Ethan Allen Interiors, Inc.	60,540	1,725,390
Furniture Brands International, Inc.	130,600	1,313,836
Skyline Corp.	58,771	1,724,929
		9,743,536
Leisure Equipment & Products — 0.3%
MarineMax, Inc. (a)	54,405	843,277
Nautilus Group, Inc.	136,660	662,801
		1,506,078
Specialty Retail — 2.6%
America's Car-Mart, Inc. (a)	194,844	2,445,292
Coldwater Creek, Inc. (a)	151,450	1,013,201
Collective Brands, Inc. (a)	71,320	1,240,255
GameStop Corp., Class A (a)	22,470	1,395,612
Jo-Ann Stores, Inc. (a)	67,500	882,900
Monro Muffler Brake, Inc.	118,860	2,316,581
Rent-A-Center, Inc. (a)	134,733	1,956,323
Zale Corp. (a)	64,930	1,042,776
		12,292,940
Textiles, Apparel & Luxury Goods — 1.1%
Delta Apparel, Inc.	57,651	412,205
Hampshire Group Ltd. (a)	105,050	1,470,700
Hartmarx Corp. (a)	198,759	677,768
K-Swiss, Inc., Class A	49,200	890,520
Wolverine World Wide, Inc.	72,140	1,768,873
		5,220,066

	Shares	Value
Consumer Staples — 5.1%
Beverages — 0.4%
MGP Ingredients, Inc.	195,895	$1,845,331
Food & Staples Retailing — 1.6%
BJ's Wholesale Club, Inc. (a)	73,360	2,481,769
Ruddick Corp.	43,750	1,516,812
Weis Markets, Inc.	88,391	3,530,337
		7,528,918
Food Products — 3.1%
American Italian Pasta Co., Class A (a)	101,043	707,301
Flowers Foods, Inc.	117,294	2,745,853
Fresh Del Monte Produce, Inc. (a)	77,130	2,590,025
J & J Snack Foods Corp.	36,138	1,130,397
Lancaster Colony Corp.	55,857	2,217,523
Lance, Inc.	75,380	1,539,260
Maui Land & Pineapple Co., Inc. (a)	59,385	1,728,697
Ralcorp Holdings, Inc. (a)	36,680	2,229,777
		14,888,833
Energy — 6.0%
Energy Equipment & Services — 2.4%
Complete Production Services, Inc. (a)	55,580	998,773
Grey Wolf, Inc. (a)	294,200	1,568,086
Key Energy Services, Inc. (a)	100,750	1,449,792
Lufkin Industries, Inc.	26,572	1,522,310
Oil States International, Inc. (a)	36,510	1,245,721
Tidewater, Inc.	32,740	1,796,116
TriCo Marine Services, Inc. (a)	80,637	2,985,182
		11,565,980
Oil, Gas & Consumable Fuels — 3.6%
Alpha Natural Resources, Inc. (a)	74,720	2,426,906
Bois d'Arc Energy, Inc. (a)	68,630	1,362,305
Comstock Resources, Inc. (a)	29,750	1,011,500
Harvest Natural Resources, Inc. (a)	194,430	2,430,375
Nordic American Tanker Shipping	47,821	1,569,485
Peabody Energy Corp.	33,620	2,072,337
Range Resources Corp.	37,670	1,934,731
Stone Energy Corp. (a)	40,070	1,879,684
Swift Energy Co. (a)	27,240	1,199,377
Western Refining, Inc.	53,751	1,301,312
		17,188,012
Financials — 27.2%
Capital Markets — 0.8%
Piper Jaffray Companies, Inc. (a)	53,910	2,497,111
Thomas Weisel Partners Group, Inc. (a)	92,013	1,263,339
		3,760,450

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
Commercial Banks — 8.1%
BancFirst Corp.	42,754	$1,832,009
BancTrust Financial Group, Inc.	123,268	1,491,543
Bank of Granite Corp.	141,543	1,496,110
Bryn Mawr Bank Corp.	81,672	1,872,739
Capital Corp. of the West	40,335	783,709
Capitol Bancorp Ltd.	98,048	1,972,726
Chemical Financial Corp.	111,741	2,658,318
Columbia Banking System, Inc.	71,704	2,131,760
Community Trust Bancorp, Inc.	53,259	1,466,220
First Citizens BancShares, Inc., Class A	12,943	1,887,737
First Financial Corp.	76,005	2,153,982
First National Bank of Alaska	669	1,338,000
Mass Financial Corp., Class A (a)	154,340	926,040
Merchants Bancshares, Inc.	78,273	1,839,415
Northrim BanCorp, Inc.	82,366	1,756,043
South Financial Group, Inc.	137,100	2,142,873
Sterling Bancorp NY	125,124	1,706,691
Taylor Capital Group, Inc.	81,659	1,665,844
UMB Financial Corp.	82,371	3,159,752
West Coast Bancorp	75,200	1,391,200
Whitney Holding Corp.	122,350	3,199,452
		38,872,163
Consumer Finance — 1.4%
Advance America Cash Advance Centers, Inc.	294,780	2,994,965
Cash America International, Inc.	116,700	3,769,410
		6,764,375
Diversified Financial Services — 0.4%
Medallion Financial Corp.	193,758	1,941,455
Insurance — 8.2%
American Physicians Capital, Inc.	45,551	1,888,544
Baldwin & Lyons, Inc., Class B	79,140	2,173,184
CNA Surety Corp. (a)	93,641	1,853,155
Delphi Financial Group, Inc., Class A	80,115	2,826,457
EMC Insurance Group, Inc.	85,225	2,017,276
Harleysville Group, Inc.	58,781	2,079,672
Horace Mann Educators Corp.	140,076	2,653,039
IPC Holdings Ltd.	55,700	1,608,059
National Western Life Insurance Co., Class A	8,256	1,712,047
Navigators Group, Inc. (a)	65,380	4,249,700
Phoenix Companies, Inc.	237,169	2,815,196
ProCentury Corp.	172,450	2,647,108
RAM Holdings Ltd. (a)	288,800	1,426,672
RLI Corp.	44,167	2,508,244
Safety Insurance Group, Inc.	46,000	1,684,520
Stewart Information Services Corp.	63,500	1,656,715
United America Indemnity Ltd., Class A (a)	159,928	3,185,766
		38,985,354

	Shares	Value
Real Estate Investment Trusts (REITs) — 3.8%
DuPont Fabros Technology, Inc.	69,102	$1,354,399
Franklin Street Properties Corp.	166,422	2,463,046
Getty Realty Corp.	73,903	1,971,732
Lexington Realty Trust	150,535	2,188,779
Potlatch Corp.	72,390	3,217,012
Sun Communities, Inc.	110,972	2,338,180
Swa REIT Ltd. (b)	143,462	262,535
Universal Health Realty Income Trust	64,207	2,275,496
Urstadt Biddle Properties, Inc., Class A	125,538	1,945,839
		18,017,018
Thrifts & Mortgage Finance — 4.5%
Bank Mutual Corp.	214,944	2,271,958
BankFinancial Corp.	137,087	2,168,716
Beneficial Mutual Bancorp, Inc. (a)	132,013	1,283,166
Brookline Bancorp, Inc.	250,400	2,544,064
Clifton Savings Bancorp, Inc.	16,840	165,032
Corus Bankshares, Inc.	266,579	2,844,398
ESSA Bancorp, Inc. (a)	13,395	151,229
Flagstar BanCorp, Inc.	299,307	2,086,170
Home Federal Bancorp, Inc.	175,040	1,757,402
TrustCo Bank Corp. NY	164,016	1,627,039
United Financial Bancorp, Inc.	118,900	1,318,601
Washington Federal, Inc.	75,200	1,587,472
Westfield Financial, Inc.	186,780	1,811,766
		21,617,013
Health Care — 10.3%
Health Care Equipment & Supplies — 2.0%
Analogic Corp.	36,270	2,456,205
Haemonetics Corp. (a)	51,760	3,261,915
STERIS Corp.	132,680	3,826,491
		9,544,611
Health Care Providers & Services — 5.6%
Amedisys, Inc. (a)	34,230	1,660,840
AmSurg Corp. (a)	65,400	1,769,724
Cross Country Healthcare, Inc. (a)	121,986	1,737,081
Gentiva Health Services, Inc. (a)	144,841	2,757,773
Kindred Healthcare, Inc. (a)	112,470	2,809,501
NovaMed, Inc. (a)	266,136	1,131,078
Owens & Minor, Inc.	65,691	2,787,269
Pediatrix Medical Group, Inc. (a)	86,536	5,897,428
RehabCare Group, Inc. (a)	66,772	1,506,376
Res-Care, Inc. (a)	125,105	3,147,642
U.S. Physical Therapy, Inc. (a)	72,495	1,041,753
VistaCare, Inc. (a)	109,145	791,301
		27,037,766
Life Sciences Tools & Services — 2.1%
Bio-Rad Laboratories, Inc., Class A (a)	33,890	3,511,682
PAREXEL International Corp. (a)	94,160	4,547,928
Varian, Inc. (a)	28,110	1,835,583
		9,895,193

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
Pharmaceuticals — 0.6%
Alpharma, Inc., Class A (a)	87,720	$1,767,558
Sciele Pharma, Inc. (a)	60,370	1,234,566
		3,002,124
Industrials — 15.2%
Aerospace & Defense — 1.9%
AAR Corp. (a)	86,590	3,293,018
Esterline Technologies Corp. (a)	75,180	3,890,565
Moog, Inc., Class A (a)	40,680	1,863,551
		9,047,134
Airlines — 0.9%
AirTran Holdings, Inc. (a)	130,190	932,160
JetBlue Airways Corp. (a)	174,050	1,026,895
Skywest, Inc.	88,080	2,364,948
		4,324,003
Building Products — 1.1%
Lennox International, Inc.	54,800	2,269,816
NCI Building Systems, Inc. (a)	73,410	2,113,474
Universal Forest Products, Inc.	36,970	1,089,136
		5,472,426
Commercial Services & Supplies — 3.7%
ABM Industries, Inc.	63,980	1,304,552
Casella Waste Systems, Inc., Class A (a)	122,902	1,602,642
CBIZ, Inc. (a)	166,208	1,630,501
CDI Corp.	48,600	1,179,036
Consolidated Graphics, Inc. (a)	71,070	3,398,567
Healthcare Services Group, Inc.	114,374	2,422,441
Kimball International, Inc., Class B	104,134	1,426,636
Korn/Ferry International (a)	99,260	1,868,073
TeleTech Holdings, Inc. (a)	49,237	1,047,271
United Stationers, Inc. (a)	39,450	1,822,985
		17,702,704
Construction & Engineering — 1.3%
EMCOR Group, Inc. (a)	109,860	2,595,992
KHD Humboldt Wedag International Ltd. (a)	122,522	3,673,209
		6,269,201
Electrical Equipment — 1.5%
Belden CDT, Inc.	53,960	2,401,220
Woodward Governor Co.	68,800	4,674,960
		7,076,180
Machinery — 1.7%
EnPro Industries, Inc. (a)	87,732	2,688,986
Harsco Corp.	64,614	4,139,819
Kadant, Inc. (a)	38,958	1,155,884
		7,984,689
Road & Rail — 2.0%
Amerco, Inc. (a)	27,900	1,832,472
Dollar Thrifty Automotive Group, Inc. (a)	42,540	1,007,347
Genesee & Wyoming, Inc., Class A (a)	50,870	1,229,528
Heartland Express, Inc.	96,780	1,372,340

	Shares	Value
Ryder System, Inc.	20,870	$981,099
Werner Enterprises, Inc.	175,810	2,994,044
		9,416,830
Trading Companies & Distributors — 1.1%
Kaman Corp.	78,157	2,876,959
Watsco, Inc.	66,360	2,439,394
		5,316,353
Information Technology — 12.6%
Communications Equipment — 2.1%
Anaren, Inc. (a)	134,131	2,211,820
Bel Fuse, Inc., Class B	33,200	971,764
Black Box Corp.	49,878	1,804,088
Dycom Industries, Inc. (a)	114,420	3,049,293
Polycom, Inc. (a)	54,140	1,504,009
Tollgrade Communications, Inc. (a)	88,057	706,217
		10,247,191
Computers & Peripherals — 1.1%
Electronics for Imaging, Inc. (a)	101,460	2,280,821
Emulex Corp. (a)	96,390	1,573,085
QLogic Corp. (a)	105,660	1,500,372
		5,354,278
Electronic Equipment & Instruments — 3.6%
Anixter International, Inc. (a)	51,740	3,221,850
Benchmark Electronics, Inc. (a)	104,495	1,852,696
Brightpoint, Inc. (a)	187,144	2,874,532
Coherent, Inc. (a)	43,768	1,097,264
MTS Systems Corp.	61,267	2,614,263
NAM TAI Electronics, Inc.	188,397	2,123,234
Plexus Corp. (a)	48,460	1,272,559
Vishay Intertechnology, Inc. (a)	186,500	2,127,965
		17,184,363
IT Services — 1.6%
CACI International, Inc., Class A (a)	40,070	1,793,934
CSG Systems International, Inc. (a)	64,805	953,930
MAXIMUS, Inc.	37,630	1,452,894
MPS Group, Inc. (a)	305,384	3,340,901
		7,541,659
Semiconductors & Semiconductor Equipment — 1.8%
Actel Corp. (a)	117,682	1,607,536
Advanced Energy Industries, Inc. (a)	63,380	829,010
Asyst Technologies, Inc. (a)	134,633	438,904
ATMI, Inc. (a)	28,370	914,933
Cabot Microelectronics Corp. (a)	25,040	899,186
Exar Corp. (a)	105,760	842,907
Fairchild Semiconductor International, Inc. (a)	82,110	1,184,847
RF Micro Devices, Inc. (a)	207,190	1,183,055
Varian Semiconductor Equipment Associates, Inc. (a)	17,957	664,409
		8,564,787

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
Software — 2.4%
ACI Worldwide, Inc. (a)	73,440	$1,398,298
Captaris, Inc. (a)	212,527	918,117
InterVoice, Inc. (a)	107,770	861,082
Lawson Software, Inc. (a)	87,640	897,434
MSC.Software Corp. (a)	168,252	2,185,593
Progress Software Corp. (a)	51,000	1,717,680
SPSS, Inc. (a)	34,200	1,228,122
Sybase, Inc. (a)	89,150	2,325,923
		11,532,249
Materials — 6.9%
Chemicals — 1.9%
H.B. Fuller Co.	146,780	3,295,211
Minerals Technologies, Inc.	43,620	2,920,359
Sensient Technologies Corp.	100,420	2,839,877
		9,055,447
Construction Materials — 0.5%
Eagle Materials, Inc.	69,220	2,455,926
Containers & Packaging — 2.3%
AptarGroup, Inc.	103,940	4,252,185
Greif, Inc., Class A	53,503	3,497,491
Greif, Inc., Class B	49,866	3,051,301
		10,800,977
Metals & Mining — 1.4%
Carpenter Technology Corp.	37,350	2,807,599
Haynes International, Inc. (a)	24,375	1,694,063
Worthington Industries, Inc.	124,900	2,233,212
		6,734,874
Paper & Forest Products — 0.8%
Glatfelter Co.	145,910	2,233,882
Mercer International, Inc. (a)	188,171	1,473,379
		3,707,261
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.2%
Warwick Valley Telephone Co.	96,196	1,151,466
Wireless Telecommunication Services — 0.4%
Syniverse Holdings, Inc. (a)	118,857	1,851,792
Utilities — 6.2%
Electric Utilities — 3.5%
ALLETE, Inc.	55,690	2,204,210
El Paso Electric Co. (a)	113,111	2,892,248
Hawaiian Electric Industries, Inc.	93,070	2,119,204
Maine & Maritimes Corp. (a)	20,543	683,055
MGE Energy, Inc.	67,413	2,391,139
Otter Tail Corp.	53,306	1,844,388
Portland General Electric Co.	79,621	2,211,872
UIL Holdings Corp.	68,474	2,530,114
		16,876,230

	Shares	Value
Gas Utilities — 0.9%
Northwest Natural Gas Co.	34,880	$1,697,261
WGL Holdings, Inc.	73,900	2,420,964
		4,118,225
Multi-Utilities — 1.8%
Avista Corp.	110,930	2,389,432
CH Energy Group, Inc.	97,495	4,342,427
NorthWestern Corp.	68,270	2,013,965
		8,745,824
Total Common Stocks (cost of $465,185,822)		472,860,139
	Par
SHORT-TERM OBLIGATION — 1.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08, at 1.160%, collateralized by a U.S. Treasury Obligation maturing 08/15/23, market value $6,160,212 (repurchase proceeds $6,036,389)	$6,036,000	6,036,000
Total Short-Term Obligation (cost of $6,036,000)		6,036,000
Total Investments — 100.2% (cost of $471,221,822) (c)		478,896,139
Other Assets & Liabilities, Net — (0.2)%		(730,240)
Net Assets — 100.0%		$478,165,899

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $471,283,643.

At December 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	27.2
Industrials	15.2
Information Technology	12.6
Health Care	10.3
Consumer Discretionary	8.8
Materials	6.9
Utilities	6.2
Energy	6.0
Consumer Staples	5.1
Telecommunication Services	0.6
98.9
Short-Term Obligation	1.3
Other Assets & Liabilities, Net	(0.2)
100.0

See Accompanying Notes to Financial Statements.
7

Statement of Assets and Liabilities

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

Assets
Investments, at cost	$471,221,822
Investments, at value	$478,896,139
Cash	4,046
Receivable for:
Investments sold	109,650
Fund shares sold	3,717,542
Interest	195
Dividends	896,956
Trustees' deferred compensation plan	27,416
Total Assets	483,651,944
Liabilities
Expense reimbursement due to Distributor	4,301
Payable for:
Investments purchased	4,904,155
Fund shares repurchased	24,210
Investment advisory fee	322,384
Transfer agent fee	26
Pricing and bookkeeping fees	11,786
Trustees' fees	10
Custody fee	8,413
Distribution fee—Class B	97,793
Chief compliance officer expenses	212
Trustees' deferred compensation plan	27,416
Other liabilities	85,339
Total Liabilities	5,486,045
Net Assets	$478,165,899
Net Assets Consist of
Paid-in capital	$415,297,131
Undistributed net investment income	1,996,078
Accumulated net realized gain	53,198,373
Net unrealized appreciation on investments	7,674,317
Net Assets	$478,165,899
Class A:
Net assets	$10,598,023
Shares outstanding	586,163
Net asset value per share	$18.08
Class B:
Net assets	$467,567,876
Shares outstanding	25,965,586
Net asset value per share	$18.01

See Accompanying Notes to Financial Statements.
8

Statement of Operations

Columbia Small Cap Value Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Dividends	$6,836,987
Interest	72,570
Securities lending	150,548
Total Investment Income	7,060,105
Expenses
Investment advisory fee	3,669,622
Distribution fee—Class B	1,115,260
Transfer agent fee	329
Pricing and bookkeeping fees	123,507
Trustees' fees	32,033
Custody fee	57,943
Chief compliance officer expenses	747
Other expenses	208,254
Expenses before interest expense	5,207,695
Interest expense	6,759
Total Expenses	5,214,454
Fees waived by Distributor—Class B	(186,953)
Custody earnings credit	(1,658)
Net Expenses	5,025,843
Net Investment Income	2,034,262
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	53,278,820
Net change in unrealized appreciation on investments	(72,507,047)
Net Loss	(19,228,227)
Net Decrease Resulting from Operations	$(17,193,965)

See Accompanying Notes to Financial Statements.
9

Statement of Changes in Net Assets

Columbia Small Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$2,034,262	$1,195,661
Net realized gain on investments	53,278,820	44,973,222
Net change in unrealized appreciation (depreciation) on investments	(72,507,047)	29,070,227
Net Increase (Decrease) Resulting from Operations	(17,193,965)	75,239,110
Distributions to Shareholders
From net investment income:
Class A	(54,408)	(69,898)
Class B	(1,079,134)	(1,434,176)
From net realized gains:
Class A	(1,318,531)	(364,376)
Class B	(43,555,478)	(11,170,592)
Total Distributions to Shareholders	(46,007,551)	(13,039,042)
Share Transactions
Class A:
Subscriptions	1,030,346	1,258,094
Distributions reinvested	1,372,939	434,274
Redemptions	(3,920,733)	(3,782,094)
Net Decrease	(1,517,448)	(2,089,726)
Class B:
Subscriptions	156,424,431	64,312,244
Distributions reinvested	44,634,612	12,604,768
Redemptions	(98,719,323)	(109,733,955)
Net Increase (Decrease)	102,339,720	(32,816,943)
Net Increase (Decrease) from Share Transactions	100,822,272	(34,906,669)
Total Increase in Net Assets	37,620,756	27,293,399
Net Assets
Beginning of period	440,545,143	413,251,744
End of period	$478,165,899	$440,545,143
Undistributed net investment income at end of period	$1,996,078	$1,164,907
Changes in Shares
Class A:
Subscriptions	50,633	64,076
Distributions reinvested	68,339	22,725
Redemptions	(193,897)	(193,433)
Net Decrease	(74,925)	(106,632)
Class B:
Subscriptions	7,941,951	3,293,700
Distributions reinvested	2,229,501	661,667
Redemptions	(4,920,787)	(5,678,595)
Net Increase (Decrease)	5,250,665	(1,723,228)

See Accompanying Notes to Financial Statements.
10

Financial Highlights

Columbia Small Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007		2006(a)		2005		2004	2003
Net Asset Value, Beginning of Period	$20.67		$17.86		$16.94		$14.23	$10.48
Income from Investment Operations:
Net investment income (b)	0.13		0.11		0.12		0.09	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		3.33		0.83		3.13	4.03
Total from Investment Operations	(0.25)		3.44		0.95		3.22	4.10
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.10)		—		(0.07)	(0.03)
From net realized gains	(2.24)		(0.53)		(0.03)		(0.44)	(0.32)
Total Distributions to Shareholders	(2.34)		(0.63)		(0.03)		(0.51)	(0.35)
Net Asset Value, End of Period	$18.08		$20.67		$17.86		$16.94	$14.23
Total return (c)(d)	(2.36)%		19.57%		5.64	%(e)(f)	22.70%	39.30	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.89%		0.91%		0.90%		0.97%	1.10%
Interest expense	—	%(h)	—	%(h)	—		—	—
Net expenses (g)	0.89%		0.91%		0.90%		0.97%	1.10%
Waiver/Reimbursement	—		—		—	%(h)	—	0.11%
Net investment income (g)	0.63%		0.57%		0.67%		0.57%	0.59%
Portfolio turnover rate	51%		35%		38%		30%	55%
Net assets, end of period (000's)	$10,598		$13,668		$13,711		$14,557	$10,738

(a)  On May 1, 2006, Colonial Small Cap Value Fund, Variable Series, was renamed Columbia Small Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
11

Notes to Financial Statements

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Small Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

12

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for real estate investment trusts (REITs) were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(69,549)	$69,549	—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$8,142,294	$2,591,993
Long-Term Capital Gains	37,865,257	10,447,049

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$5,571,774	$49,711,443	$7,612,496

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$62,783,600
Unrealized depreciation	(55,171,104)
Net unrealized appreciation	$7,612,496

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

13

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856 of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—The Distributor and/or Columbia have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits to the Fund's custodian, do not exceed the annual rate of 1.10% of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually of the Class B shares' average daily net assets to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary

14

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

to reach the expense limit. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $287,140,621 and $232,818,433, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had three shareholders that held 93.2% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the average daily loan balance outstanding on days where borrowings existed was $1,135,135 at a weighted average interest rate of 5.80%.

Note 8. Significant Risks and Contingencies

Sector Focus—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their

15

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

17

Federal Income Tax Information (Unaudited)

Columbia Small Cap Value Fund, Variable Series

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $49,777,240.

42.51% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Small Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr.(Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

19

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The State  ment of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

20

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Board Consideration and Approval of Investment Advisory Agreements

Columbia Small Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods,

22

the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Small Cap Value Fund, Variable Series' performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period, in the third quintile for the three-year period, and in the first quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Small Cap Value Fund, Variable Series' total expenses and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which

23

economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

24

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs

26

incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful

27

conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

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Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Small Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138890-1207 (02/08) 08-49756

Columbia Small Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class B

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

Columbia Small Cap Value Fund, Variable Series seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

Stephen D. Barbaro, the lead manager, has co-managed the fund since June 2002. Jeremy Javidi has co-managed the fund since August 2005.

In a year that was beset with problems for the economy, and especially for the housing market, the fund held up better than its benchmark, the Russell 2000 Value Index1 and its peer group, the Morningstar Small Value VIT Category.2 The fund's Class B shares returned -2.58% and its benchmark returned -9.78% for the year. A myriad of economic problems, including pressure on the subprime mortgage market, caused liquidity to dry up in the second half of the year, hurting small companies more than large companies. As investors moved away from riskier sectors of the market, small caps suffered an additional blow. Within small caps, value stocks took the hardest hit, trailing growth stocks.

Strong stock selection in financials and consumer discretionary

Financials and consumer discretionary stocks, which together represent over 40% of the Russell index, were among the year's worst performers. The fund did well to have significantly less exposure than the index to both sectors. Stock selection within both sectors also aided relative performance. In financials, the fund had less exposure during the first half of the year to the weakest areas of the sector, including thrifts—financial organizations organized primarily for consumer savings deposits—and subprime mortgage real estate investment trusts (REITs). In addition, five of the fund's financial stocks received generous buyout offers that pushed their share prices up nicely. During the second half, we added selectively to beaten-down thrifts, while reducing the fund's weight in commercial banks.

Within the consumer discretionary sector, the fund came out ahead by avoiding home builders and media stocks, which declined sharply. Through careful stock selection, we identified stocks that bucked the negative trend within the sector, such as GameStop Corp. and BorgWarner, Inc. (0.3% and 0.6% of net assets, respectively). GameStop Corp., an electronic game retailer, was up 125% for the year, benefiting from growing demand for used games and strong execution on its strategy. BorgWarner, Inc., a major auto parts supplier, posted a 65% return, bolstered by its unique problem-solving collaboration with car manufacturers.

Further gains from industrials and health care

An overweight and strong stock selection in industrials further aided returns. A number of top holdings were winners, including Harsco Corp., a diversified industrial company, Woodward Governor Co., an aerospace and electric power supplier, and KHD Humboldt Wedag International Ltd., a multi-national industrial services company (0.9%, 1.0% and 0.8% of net assets, respectively). We trimmed industrial holdings as valuations climbed.

Relative performance received an added boost from the fund's overweight in health care, a sector that gained nicely. We favored health care services and facilities stocks, which rebounded once new regulations came out that proved less onerous than expected. Energy stocks, which were great performers on an absolute basis, also helped shore up the fund's relative return. Among the winners were coal companies, which benefited as growing global demand bolstered pricing, and exploration and production companies, which rallied as oil prices rose. The only real detractor on a sector basis was materials, where the fund generated positive but below-average gains because it did not own a key index holding that was up more than 300% for the year.

Good buying opportunities created by downturn

We remain optimistic about the fund's prospects. We believe our focus on financially strong companies with attractive stock valuations offers potential for downside protection if the economy deteriorates, as well as upside potential once liquidity improves. To increase the fund's defensive positioning, we've also added to generally more stable sectors, such as utilities, and reduced exposure to economically-sensitive sectors, such as industrials. We expect small-cap stocks to rebound once liquidity returns to the monetary system. In the meantime, we plan to monitor the companies we own closely for any early signs of deterioration.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2007 and are subject to change.

1  The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	Life
Class B (06/01/00)	-2.58	15.93	9.30
Russell 2000 Value Index[1]	-9.78	15.80	8.64

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class B	20.61	18.01

Annual operating expense ratio (%)*
Class B	1.16

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 05/19/982 – 12/31/07

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns shown for the periods prior to the inception of the newer class of shares would be lower.

1  Index performance for the life of the fund is from May 19, 1998.

2  Inception date of Class A shares (oldest existing share class) is from May 19, 1998.

2

Understanding Your Expenses

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	912.69	1,019.66	5.30	5.60	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS — 98.9%
Consumer Discretionary — 8.8%
Auto Components — 1.0%
American Axle & Manufacturing Holdings, Inc.	38,730	$721,152
BorgWarner, Inc.	56,880	2,753,561
Modine Manufacturing Co.	73,000	1,205,230
		4,679,943
Distributors — 0.2%
Building Materials Holding Corp.	156,610	866,053
Diversified Consumer Services — 0.4%
Regis Corp.	65,560	1,833,058
Hotels, Restaurants & Leisure — 1.2%
Bob Evans Farms, Inc.	63,530	1,710,863
CEC Entertainment, Inc. (a)	51,350	1,333,046
Landry's Restaurants, Inc.	85,570	1,685,729
O'Charleys, Inc.	66,900	1,002,162
		5,731,800
Household Durables — 2.0%
American Greetings Corp., Class A	160,670	3,261,601
CSS Industries, Inc.	46,806	1,717,780
Ethan Allen Interiors, Inc.	60,540	1,725,390
Furniture Brands International, Inc.	130,600	1,313,836
Skyline Corp.	58,771	1,724,929
		9,743,536
Leisure Equipment & Products — 0.3%
MarineMax, Inc. (a)	54,405	843,277
Nautilus Group, Inc.	136,660	662,801
		1,506,078
Specialty Retail — 2.6%
America's Car-Mart, Inc. (a)	194,844	2,445,292
Coldwater Creek, Inc. (a)	151,450	1,013,201
Collective Brands, Inc. (a)	71,320	1,240,255
GameStop Corp., Class A (a)	22,470	1,395,612
Jo-Ann Stores, Inc. (a)	67,500	882,900
Monro Muffler Brake, Inc.	118,860	2,316,581
Rent-A-Center, Inc. (a)	134,733	1,956,323
Zale Corp. (a)	64,930	1,042,776
		12,292,940
Textiles, Apparel & Luxury Goods — 1.1%
Delta Apparel, Inc.	57,651	412,205
Hampshire Group Ltd. (a)	105,050	1,470,700
Hartmarx Corp. (a)	198,759	677,768
K-Swiss, Inc., Class A	49,200	890,520
Wolverine World Wide, Inc.	72,140	1,768,873
		5,220,066

	Shares	Value
Consumer Staples — 5.1%
Beverages — 0.4%
MGP Ingredients, Inc.	195,895	$1,845,331
Food & Staples Retailing — 1.6%
BJ's Wholesale Club, Inc. (a)	73,360	2,481,769
Ruddick Corp.	43,750	1,516,812
Weis Markets, Inc.	88,391	3,530,337
		7,528,918
Food Products — 3.1%
American Italian Pasta Co., Class A (a)	101,043	707,301
Flowers Foods, Inc.	117,294	2,745,853
Fresh Del Monte Produce, Inc. (a)	77,130	2,590,025
J & J Snack Foods Corp.	36,138	1,130,397
Lancaster Colony Corp.	55,857	2,217,523
Lance, Inc.	75,380	1,539,260
Maui Land & Pineapple Co., Inc. (a)	59,385	1,728,697
Ralcorp Holdings, Inc. (a)	36,680	2,229,777
		14,888,833
Energy — 6.0%
Energy Equipment & Services — 2.4%
Complete Production Services, Inc. (a)	55,580	998,773
Grey Wolf, Inc. (a)	294,200	1,568,086
Key Energy Services, Inc. (a)	100,750	1,449,792
Lufkin Industries, Inc.	26,572	1,522,310
Oil States International, Inc. (a)	36,510	1,245,721
Tidewater, Inc.	32,740	1,796,116
TriCo Marine Services, Inc. (a)	80,637	2,985,182
		11,565,980
Oil, Gas & Consumable Fuels — 3.6%
Alpha Natural Resources, Inc. (a)	74,720	2,426,906
Bois d'Arc Energy, Inc. (a)	68,630	1,362,305
Comstock Resources, Inc. (a)	29,750	1,011,500
Harvest Natural Resources, Inc. (a)	194,430	2,430,375
Nordic American Tanker Shipping	47,821	1,569,485
Peabody Energy Corp.	33,620	2,072,337
Range Resources Corp.	37,670	1,934,731
Stone Energy Corp. (a)	40,070	1,879,684
Swift Energy Co. (a)	27,240	1,199,377
Western Refining, Inc.	53,751	1,301,312
		17,188,012
Financials — 27.2%
Capital Markets — 0.8%
Piper Jaffray Companies, Inc. (a)	53,910	2,497,111
Thomas Weisel Partners Group, Inc. (a)	92,013	1,263,339
		3,760,450

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
Commercial Banks — 8.1%
BancFirst Corp.	42,754	$1,832,009
BancTrust Financial Group, Inc.	123,268	1,491,543
Bank of Granite Corp.	141,543	1,496,110
Bryn Mawr Bank Corp.	81,672	1,872,739
Capital Corp. of the West	40,335	783,709
Capitol Bancorp Ltd.	98,048	1,972,726
Chemical Financial Corp.	111,741	2,658,318
Columbia Banking System, Inc.	71,704	2,131,760
Community Trust Bancorp, Inc.	53,259	1,466,220
First Citizens BancShares, Inc., Class A	12,943	1,887,737
First Financial Corp.	76,005	2,153,982
First National Bank of Alaska	669	1,338,000
Mass Financial Corp., Class A (a)	154,340	926,040
Merchants Bancshares, Inc.	78,273	1,839,415
Northrim BanCorp, Inc.	82,366	1,756,043
South Financial Group, Inc.	137,100	2,142,873
Sterling Bancorp NY	125,124	1,706,691
Taylor Capital Group, Inc.	81,659	1,665,844
UMB Financial Corp.	82,371	3,159,752
West Coast Bancorp	75,200	1,391,200
Whitney Holding Corp.	122,350	3,199,452
		38,872,163
Consumer Finance — 1.4%
Advance America Cash Advance Centers, Inc.	294,780	2,994,965
Cash America International, Inc.	116,700	3,769,410
		6,764,375
Diversified Financial Services — 0.4%
Medallion Financial Corp.	193,758	1,941,455
Insurance — 8.2%
American Physicians Capital, Inc.	45,551	1,888,544
Baldwin & Lyons, Inc., Class B	79,140	2,173,184
CNA Surety Corp. (a)	93,641	1,853,155
Delphi Financial Group, Inc., Class A	80,115	2,826,457
EMC Insurance Group, Inc.	85,225	2,017,276
Harleysville Group, Inc.	58,781	2,079,672
Horace Mann Educators Corp.	140,076	2,653,039
IPC Holdings Ltd.	55,700	1,608,059
National Western Life Insurance Co., Class A	8,256	1,712,047
Navigators Group, Inc. (a)	65,380	4,249,700
Phoenix Companies, Inc.	237,169	2,815,196
ProCentury Corp.	172,450	2,647,108
RAM Holdings Ltd. (a)	288,800	1,426,672
RLI Corp.	44,167	2,508,244
Safety Insurance Group, Inc.	46,000	1,684,520
Stewart Information Services Corp.	63,500	1,656,715
United America Indemnity Ltd., Class A (a)	159,928	3,185,766
		38,985,354

	Shares	Value
Real Estate Investment Trusts (REITs) — 3.8%
DuPont Fabros Technology, Inc.	69,102	$1,354,399
Franklin Street Properties Corp.	166,422	2,463,046
Getty Realty Corp.	73,903	1,971,732
Lexington Realty Trust	150,535	2,188,779
Potlatch Corp.	72,390	3,217,012
Sun Communities, Inc.	110,972	2,338,180
Swa REIT Ltd. (b)	143,462	262,535
Universal Health Realty Income Trust	64,207	2,275,496
Urstadt Biddle Properties, Inc., Class A	125,538	1,945,839
		18,017,018
Thrifts & Mortgage Finance — 4.5%
Bank Mutual Corp.	214,944	2,271,958
BankFinancial Corp.	137,087	2,168,716
Beneficial Mutual Bancorp, Inc. (a)	132,013	1,283,166
Brookline Bancorp, Inc.	250,400	2,544,064
Clifton Savings Bancorp, Inc.	16,840	165,032
Corus Bankshares, Inc.	266,579	2,844,398
ESSA Bancorp, Inc. (a)	13,395	151,229
Flagstar BanCorp, Inc.	299,307	2,086,170
Home Federal Bancorp, Inc.	175,040	1,757,402
TrustCo Bank Corp. NY	164,016	1,627,039
United Financial Bancorp, Inc.	118,900	1,318,601
Washington Federal, Inc.	75,200	1,587,472
Westfield Financial, Inc.	186,780	1,811,766
		21,617,013
Health Care — 10.3%
Health Care Equipment & Supplies — 2.0%
Analogic Corp.	36,270	2,456,205
Haemonetics Corp. (a)	51,760	3,261,915
STERIS Corp.	132,680	3,826,491
		9,544,611
Health Care Providers & Services — 5.6%
Amedisys, Inc. (a)	34,230	1,660,840
AmSurg Corp. (a)	65,400	1,769,724
Cross Country Healthcare, Inc. (a)	121,986	1,737,081
Gentiva Health Services, Inc. (a)	144,841	2,757,773
Kindred Healthcare, Inc. (a)	112,470	2,809,501
NovaMed, Inc. (a)	266,136	1,131,078
Owens & Minor, Inc.	65,691	2,787,269
Pediatrix Medical Group, Inc. (a)	86,536	5,897,428
RehabCare Group, Inc. (a)	66,772	1,506,376
Res-Care, Inc. (a)	125,105	3,147,642
U.S. Physical Therapy, Inc. (a)	72,495	1,041,753
VistaCare, Inc. (a)	109,145	791,301
		27,037,766
Life Sciences Tools & Services — 2.1%
Bio-Rad Laboratories, Inc., Class A (a)	33,890	3,511,682
PAREXEL International Corp. (a)	94,160	4,547,928
Varian, Inc. (a)	28,110	1,835,583
		9,895,193

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
Pharmaceuticals — 0.6%
Alpharma, Inc., Class A (a)	87,720	$1,767,558
Sciele Pharma, Inc. (a)	60,370	1,234,566
		3,002,124
Industrials — 15.2%
Aerospace & Defense — 1.9%
AAR Corp. (a)	86,590	3,293,018
Esterline Technologies Corp. (a)	75,180	3,890,565
Moog, Inc., Class A (a)	40,680	1,863,551
		9,047,134
Airlines — 0.9%
AirTran Holdings, Inc. (a)	130,190	932,160
JetBlue Airways Corp. (a)	174,050	1,026,895
Skywest, Inc.	88,080	2,364,948
		4,324,003
Building Products — 1.1%
Lennox International, Inc.	54,800	2,269,816
NCI Building Systems, Inc. (a)	73,410	2,113,474
Universal Forest Products, Inc.	36,970	1,089,136
		5,472,426
Commercial Services & Supplies — 3.7%
ABM Industries, Inc.	63,980	1,304,552
Casella Waste Systems, Inc., Class A (a)	122,902	1,602,642
CBIZ, Inc. (a)	166,208	1,630,501
CDI Corp.	48,600	1,179,036
Consolidated Graphics, Inc. (a)	71,070	3,398,567
Healthcare Services Group, Inc.	114,374	2,422,441
Kimball International, Inc., Class B	104,134	1,426,636
Korn/Ferry International (a)	99,260	1,868,073
TeleTech Holdings, Inc. (a)	49,237	1,047,271
United Stationers, Inc. (a)	39,450	1,822,985
		17,702,704
Construction & Engineering — 1.3%
EMCOR Group, Inc. (a)	109,860	2,595,992
KHD Humboldt Wedag International Ltd. (a)	122,522	3,673,209
		6,269,201
Electrical Equipment — 1.5%
Belden CDT, Inc.	53,960	2,401,220
Woodward Governor Co.	68,800	4,674,960
		7,076,180
Machinery — 1.7%
EnPro Industries, Inc. (a)	87,732	2,688,986
Harsco Corp.	64,614	4,139,819
Kadant, Inc. (a)	38,958	1,155,884
		7,984,689
Road & Rail — 2.0%
Amerco, Inc. (a)	27,900	1,832,472
Dollar Thrifty Automotive Group, Inc. (a)	42,540	1,007,347
Genesee & Wyoming, Inc., Class A (a)	50,870	1,229,528
Heartland Express, Inc.	96,780	1,372,340

	Shares	Value
Ryder System, Inc.	20,870	$981,099
Werner Enterprises, Inc.	175,810	2,994,044
		9,416,830
Trading Companies & Distributors — 1.1%
Kaman Corp.	78,157	2,876,959
Watsco, Inc.	66,360	2,439,394
		5,316,353
Information Technology — 12.6%
Communications Equipment — 2.1%
Anaren, Inc. (a)	134,131	2,211,820
Bel Fuse, Inc., Class B	33,200	971,764
Black Box Corp.	49,878	1,804,088
Dycom Industries, Inc. (a)	114,420	3,049,293
Polycom, Inc. (a)	54,140	1,504,009
Tollgrade Communications, Inc. (a)	88,057	706,217
		10,247,191
Computers & Peripherals — 1.1%
Electronics for Imaging, Inc. (a)	101,460	2,280,821
Emulex Corp. (a)	96,390	1,573,085
QLogic Corp. (a)	105,660	1,500,372
		5,354,278
Electronic Equipment & Instruments — 3.6%
Anixter International, Inc. (a)	51,740	3,221,850
Benchmark Electronics, Inc. (a)	104,495	1,852,696
Brightpoint, Inc. (a)	187,144	2,874,532
Coherent, Inc. (a)	43,768	1,097,264
MTS Systems Corp.	61,267	2,614,263
NAM TAI Electronics, Inc.	188,397	2,123,234
Plexus Corp. (a)	48,460	1,272,559
Vishay Intertechnology, Inc. (a)	186,500	2,127,965
		17,184,363
IT Services — 1.6%
CACI International, Inc., Class A (a)	40,070	1,793,934
CSG Systems International, Inc. (a)	64,805	953,930
MAXIMUS, Inc.	37,630	1,452,894
MPS Group, Inc. (a)	305,384	3,340,901
		7,541,659
Semiconductors & Semiconductor Equipment — 1.8%
Actel Corp. (a)	117,682	1,607,536
Advanced Energy Industries, Inc. (a)	63,380	829,010
Asyst Technologies, Inc. (a)	134,633	438,904
ATMI, Inc. (a)	28,370	914,933
Cabot Microelectronics Corp. (a)	25,040	899,186
Exar Corp. (a)	105,760	842,907
Fairchild Semiconductor International, Inc. (a)	82,110	1,184,847
RF Micro Devices, Inc. (a)	207,190	1,183,055
Varian Semiconductor Equipment Associates, Inc. (a)	17,957	664,409
		8,564,787

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
Software — 2.4%
ACI Worldwide, Inc. (a)	73,440	$1,398,298
Captaris, Inc. (a)	212,527	918,117
InterVoice, Inc. (a)	107,770	861,082
Lawson Software, Inc. (a)	87,640	897,434
MSC.Software Corp. (a)	168,252	2,185,593
Progress Software Corp. (a)	51,000	1,717,680
SPSS, Inc. (a)	34,200	1,228,122
Sybase, Inc. (a)	89,150	2,325,923
		11,532,249
Materials — 6.9%
Chemicals — 1.9%
H.B. Fuller Co.	146,780	3,295,211
Minerals Technologies, Inc.	43,620	2,920,359
Sensient Technologies Corp.	100,420	2,839,877
		9,055,447
Construction Materials — 0.5%
Eagle Materials, Inc.	69,220	2,455,926
Containers & Packaging — 2.3%
AptarGroup, Inc.	103,940	4,252,185
Greif, Inc., Class A	53,503	3,497,491
Greif, Inc., Class B	49,866	3,051,301
		10,800,977
Metals & Mining — 1.4%
Carpenter Technology Corp.	37,350	2,807,599
Haynes International, Inc. (a)	24,375	1,694,063
Worthington Industries, Inc.	124,900	2,233,212
		6,734,874
Paper & Forest Products — 0.8%
Glatfelter Co.	145,910	2,233,882
Mercer International, Inc. (a)	188,171	1,473,379
		3,707,261
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.2%
Warwick Valley Telephone Co.	96,196	1,151,466
Wireless Telecommunication Services — 0.4%
Syniverse Holdings, Inc. (a)	118,857	1,851,792
Utilities — 6.2%
Electric Utilities — 3.5%
ALLETE, Inc.	55,690	2,204,210
El Paso Electric Co. (a)	113,111	2,892,248
Hawaiian Electric Industries, Inc.	93,070	2,119,204
Maine & Maritimes Corp. (a)	20,543	683,055
MGE Energy, Inc.	67,413	2,391,139
Otter Tail Corp.	53,306	1,844,388
Portland General Electric Co.	79,621	2,211,872
UIL Holdings Corp.	68,474	2,530,114
		16,876,230

	Shares	Value
Gas Utilities — 0.9%
Northwest Natural Gas Co.	34,880	$1,697,261
WGL Holdings, Inc.	73,900	2,420,964
		4,118,225
Multi-Utilities — 1.8%
Avista Corp.	110,930	2,389,432
CH Energy Group, Inc.	97,495	4,342,427
NorthWestern Corp.	68,270	2,013,965
		8,745,824
Total Common Stocks (cost of $465,185,822)		472,860,139
	Par
SHORT-TERM OBLIGATION — 1.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08, at 1.160%, collateralized by a U.S. Treasury Obligation maturing 08/15/23, market value $6,160,212 (repurchase proceeds $6,036,389)	$6,036,000	6,036,000
Total Short-Term Obligation (cost of $6,036,000)		6,036,000
Total Investments — 100.2% (cost of $471,221,822) (c)		478,896,139
Other Assets & Liabilities, Net — (0.2)%		(730,240)
Net Assets — 100.0%		$478,165,899

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $471,283,643.

At December 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	27.2
Industrials	15.2
Information Technology	12.6
Health Care	10.3
Consumer Discretionary	8.8
Materials	6.9
Utilities	6.2
Energy	6.0
Consumer Staples	5.1
Telecommunication Services	0.6
98.9
Short-Term Obligation	1.3
Other Assets & Liabilities, Net	(0.2)
100.0

See Accompanying Notes to Financial Statements.
7

Statement of Assets and Liabilities

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

Assets
Investments, at cost	$471,221,822
Investments, at value	$478,896,139
Cash	4,046
Receivable for:
Investments sold	109,650
Fund shares sold	3,717,542
Interest	195
Dividends	896,956
Trustees' deferred compensation plan	27,416
Total Assets	483,651,944
Liabilities
Expense reimbursement due to Distributor	4,301
Payable for:
Investments purchased	4,904,155
Fund shares repurchased	24,210
Investment advisory fee	322,384
Transfer agent fee	26
Pricing and bookkeeping fees	11,786
Trustees' fees	10
Custody fee	8,413
Distribution fee—Class B	97,793
Chief compliance officer expenses	212
Trustees' deferred compensation plan	27,416
Other liabilities	85,339
Total Liabilities	5,486,045
Net Assets	$478,165,899
Net Assets Consist of
Paid-in capital	$415,297,131
Undistributed net investment income	1,996,078
Accumulated net realized gain	53,198,373
Net unrealized appreciation on investments	7,674,317
Net Assets	$478,165,899
Class A:
Net assets	$10,598,023
Shares outstanding	586,163
Net asset value per share	$18.08
Class B:
Net assets	$467,567,876
Shares outstanding	25,965,586
Net asset value per share	$18.01

See Accompanying Notes to Financial Statements.
8

Statement of Operations

Columbia Small Cap Value Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Dividends	$6,836,987
Interest	72,570
Securities lending	150,548
Total Investment Income	7,060,105
Expenses
Investment advisory fee	3,669,622
Distribution fee—Class B	1,115,260
Transfer agent fee	329
Pricing and bookkeeping fees	123,507
Trustees' fees	32,033
Custody fee	57,943
Chief compliance officer expenses	747
Other expenses	208,254
Expenses before interest expense	5,207,695
Interest expense	6,759
Total Expenses	5,214,454
Fees waived by Distributor—Class B	(186,953)
Custody earnings credit	(1,658)
Net Expenses	5,025,843
Net Investment Income	2,034,262
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	53,278,820
Net change in unrealized appreciation on investments	(72,507,047)
Net Loss	(19,228,227)
Net Decrease Resulting from Operations	$(17,193,965)

See Accompanying Notes to Financial Statements.
9

Statement of Changes in Net Assets

Columbia Small Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$2,034,262	$1,195,661
Net realized gain on investments	53,278,820	44,973,222
Net change in unrealized appreciation (depreciation) on investments	(72,507,047)	29,070,227
Net Increase (Decrease) Resulting from Operations	(17,193,965)	75,239,110
Distributions to Shareholders
From net investment income:
Class A	(54,408)	(69,898)
Class B	(1,079,134)	(1,434,176)
From net realized gains:
Class A	(1,318,531)	(364,376)
Class B	(43,555,478)	(11,170,592)
Total Distributions to Shareholders	(46,007,551)	(13,039,042)
Share Transactions
Class A:
Subscriptions	1,030,346	1,258,094
Distributions reinvested	1,372,939	434,274
Redemptions	(3,920,733)	(3,782,094)
Net Decrease	(1,517,448)	(2,089,726)
Class B:
Subscriptions	156,424,431	64,312,244
Distributions reinvested	44,634,612	12,604,768
Redemptions	(98,719,323)	(109,733,955)
Net Increase (Decrease)	102,339,720	(32,816,943)
Net Increase (Decrease) from Share Transactions	100,822,272	(34,906,669)
Total Increase in Net Assets	37,620,756	27,293,399
Net Assets
Beginning of period	440,545,143	413,251,744
End of period	$478,165,899	$440,545,143
Undistributed net investment income at end of period	$1,996,078	$1,164,907
Changes in Shares
Class A:
Subscriptions	50,633	64,076
Distributions reinvested	68,339	22,725
Redemptions	(193,897)	(193,433)
Net Decrease	(74,925)	(106,632)
Class B:
Subscriptions	7,941,951	3,293,700
Distributions reinvested	2,229,501	661,667
Redemptions	(4,920,787)	(5,678,595)
Net Increase (Decrease)	5,250,665	(1,723,228)

See Accompanying Notes to Financial Statements.
10

Financial Highlights

Columbia Small Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,

	2007		2006(a)		2005		2004	2003
Net Asset Value, Beginning of Period	$20.61		$17.81		$16.92		$14.22	$10.47
Income from Investment Operations:
Net investment income (b)	0.09		0.07		0.08		0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.39)		3.33		0.84		3.12	4.03
Total from Investment Operations	(0.30)		3.40		0.92		3.19	4.10
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.07)		—		(0.05)	(0.03)
From net realized gains	(2.24)		(0.53)		(0.03)		(0.44)	(0.32)
Total Distributions to Shareholders	(2.30)		(0.60)		(0.03)		(0.49)	(0.35)
Net Asset Value, End of Period	$18.01		$20.61		$17.81		$16.92	$14.22
Total return (c)(d)(e)	(2.58)%		19.36%		5.47	%(f)	22.51%	39.34%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.10%		1.10%		1.10%		1.10%	1.10%
Interest expense	—	%(h)	—	%(h)	—		—	—
Net expenses (g)	1.10%		1.10%		1.10%		1.10%	1.10%
Waiver/Reimbursement	0.04%		0.06%		0.05%		0.12%	0.36%
Net investment income (g)	0.44%		0.38%		0.47%		0.43%	0.54%
Portfolio turnover rate	51%		35%		38%		30%	55%
Net assets, end of period (000's)	$467,568		$426,877		$399,540		$264,487	$58,730

(a)  On May 1, 2006, Colonial Small Cap Value Fund, Variable Series, was renamed Columbia Small Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
11

Notes to Financial Statements

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Small Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

12

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for real estate investment trusts (REITs) were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(69,549)	$69,549	—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$8,142,294	$2,591,993
Long-Term Capital Gains	37,865,257	10,447,049

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$5,571,774	$49,711,443	$7,612,496

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$62,783,600
Unrealized depreciation	(55,171,104)
Net unrealized appreciation	$7,612,496

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

13

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856 of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—The Distributor and/or Columbia have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits to the Fund's custodian, do not exceed the annual rate of 1.10% of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually of the Class B shares' average daily net assets to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary

14

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

to reach the expense limit. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $287,140,621 and $232,818,433, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had three shareholders that held 93.2% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the average daily loan balance outstanding on days where borrowings existed was $1,135,135 at a weighted average interest rate of 5.80%.

Note 8. Significant Risks and Contingencies

Sector Focus—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to

15

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2007

maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class B Shareholders of Columbia Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

17

Federal Income Tax Information (Unaudited)

Columbia Small Cap Value Fund, Variable Series

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $49,777,240.

42.51% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Small Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr.(Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

19

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

20

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of Investment Advisory Agreements

Columbia Small Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods,

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the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Small Cap Value Fund, Variable Series' performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period, in the third quintile for the three-year period, and in the first quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Small Cap Value Fund, Variable Series' total expenses and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which

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economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs

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incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful

27

conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

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Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Small Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138891-1207 (02/08) 08-51142

Columbia Strategic Income Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class A

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Columbia Strategic Income Fund, Variable Series seeks current income consistent with prudent risk. The fund also seeks maximum total return.

Laura A. Ostrander has managed or co-managed the fund since September 2000. Kevin L. Cronk and Thomas A. LaPointe have co-managed the fund since May 2005.

For the 12-month period ended December 31, 2007, the fund trailed its benchmark, the Lehman Brothers Government/Credit Bond Index.1 However, results surpassed the average return of the fund's peer group, the Lipper General Bond Funds Variable Underlying Funds Classification.2 The fund's high-yield allocation detracted from performance relative to the index, which does not include high-yield bonds. The fund also had less exposure than the index to solid-performing U.S. Treasury and agency issues. However, good results among emerging market and other non-dollar holdings aided performance. We believe that the fund had more exposure than competing funds to foreign bonds, which accounted for its performance advantage.

Weak U.S. dollar fortified overseas holdings

The fund's large commitment to foreign government bonds aided performance as a falling dollar bolstered issues denominated in stronger currencies. Developed-market bonds outpaced bonds of emerging economies, but both were solid performers. Canadian government holdings led contributors, reflecting the steep rise in Canada's dollar. In addition, the euro's 10% gain over the U.S. dollar boosted returns on euro-based holdings despite price declines tied to rising yields.

High yield ceded leadership as the subprime crisis spread

Early in 2007, as investors anticipated a bounce back in economic growth and the possibility of Federal Reserve Board (the Fed) short-term interest rate hikes, U.S. Treasury yields rose (and prices fell) while high-yield and emerging market bonds outperformed. As high-yield valuations rose, we pared back the fund's high-yield holdings, eventually bringing the high-yield allocation to a 10-year low for the fund. This move was well timed, because investors moved abruptly out of lower quality securities and sought the relative safety of U.S. Treasury bonds as turmoil developed in the subprime mortgage market and as economic weakness extinguished hopes for further expansion. However, even after a cutback in high-yield, the fund had more exposure to the sector than competing funds, which detracted from performance. Bonds of Charter Communications Holdings I LLC (0.2% of net assets), a cable company, lost ground as cable valuations deteriorated during the period. However, the fund did enjoy some success in the high yield sector. Chemical producers Lyondell (which was tendered near the end of the period) and Huntsman International LLC (0.3% of net assets), traded higher in anticipation of premium takeouts following mergers.

Looking ahead

U.S. economic growth is clearly slowing, with expectations of recession increasing on the back of continued weakness in the housing sector, tighter credit conditions, high oil prices and a slowdown in job growth. In this environment, we believe riskier asset classes, such as high yield and emerging market debt, may remain under pressure and volatility to continue as uncertainty over the severity of the U.S. slowdown and the rest of the world causes investors to reevaluate risk. We also believe yields on U.S. Treasuries may decline as the market expects the Fed to continue to cut short-term interest rates to stimulate economic growth.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in high-yield securities or "junk" bonds offers the potential for higher current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. High yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Lehman Brothers Government/Credit Bond Index tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and / or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class A (07/05/94)	6.07	8.54	6.23
Lehman Brothers Government/Credit Bond Index	7.23	4.44	6.01

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class A	9.70	9.47

Annual operating expense ratio (%)*
Class A	0.79

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 01/01/98 – 12/31/07 ($)

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Lehman Brothers Government/Credit Bond Index tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Strategic Income Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,039.22	1,021.02	4.27	4.23	0.83

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)		Value
GOVERNMENT & AGENCY OBLIGATIONS—56.8%
Foreign Government Obligations—33.3%
Aries Vermoegensverwaltungs GmbH 7.750% 10/25/09	EUR	250,000	$384,336
Corp. Andina de Fomento 6.375% 06/18/09	EUR	510,000	759,744
European Investment Bank 0.781% 09/21/11 (b)	JPY	170,000,000	1,521,597
1.250% 09/20/12	JPY	65,000,000	587,901
5.500% 12/07/11	GBP	380,000	773,669
Federal Republic of Brazil 6.000% 01/17/17		350,000	355,600
7.375% 02/03/15	EUR	450,000	711,412
8.750% 02/04/25		365,000	462,637
11.000% 08/17/40		410,000	547,760
12.500% 01/05/22	BRL	350,000	219,242
Federal Republic of Germany 4.250% 07/04/14	EUR	830,000	1,215,267
5.000% 07/04/12	EUR	555,000	838,688
6.000% 06/20/16	EUR	670,000	1,093,136
Government of Canada 4.500% 06/01/15	CAD	537,000	563,084
5.000% 06/01/14	CAD	530,000	569,744
10.000% 06/01/08	CAD	1,406,000	1,458,838
International Bank for Reconstruction & Development 9.750% 08/02/10	ZAR	2,100,000	300,565
Kingdom of Norway 5.500% 05/15/09	NOK	5,760,000	1,071,951
6.000% 05/16/11	NOK	6,520,000	1,249,681
Kingdom of Spain 5.500% 07/30/17	EUR	910,000	1,439,202
Kingdom of Sweden 5.000% 01/28/09	SEK	9,220,000	1,438,139
6.750% 05/05/14	SEK	8,760,000	1,539,826
Kreditanstalt fuer Wiederaufbau 0.456% 08/08/11(b)	JPY	80,000,000	716,235
New South Wales Treasury Corp. 5.500% 08/01/14	AUD	1,065,000	860,114
Philippine Government International Bond 9.500% 02/02/30		300,000	403,125
Province of Quebec 4.500% 12/01/16	CAD	590,000	596,582
6.000% 10/01/12	CAD	230,000	249,857
Republic of Colombia 8.125% 05/21/24		245,000	292,162
9.750% 04/09/11		373,810	401,845
11.375% 01/31/08	EUR	365,000	535,783
Republic of France 4.000% 04/25/13	EUR	945,000	1,368,486
4.750% 10/25/12	EUR	550,000	823,258
Republic of Panama 8.875% 09/30/27		795,000	1,033,500

	Par (a)		Value
Republic of Peru 9.875% 02/06/15		$450,000	$559,800
Republic of Poland 5.750% 03/24/10	PLN	2,345,000	943,619
Republic of South Africa 6.500% 06/02/14		250,000	264,375
13.000% 08/31/10	ZAR	1,730,000	274,118
Republic of Venezuela 7.000% 03/16/15	EUR	200,000	263,169
Russian Federation 7.500% 03/31/30		638,550	731,523
11.000% 07/24/18		320,000	456,800
12.750% 06/24/28		400,000	726,000
United Kingdom Treasury 8.000% 09/27/13	GBP	320,000	747,510
9.000% 07/12/11	GBP	515,000	1,176,883
United Mexican States 6.750% 09/27/34		180,000	198,810
8.375% 01/14/11		1,095,000	1,211,617
11.375% 09/15/16		730,000	1,029,300
Western Australia Treasury Corp. 7.000% 04/15/15	AUD	465,000	408,994
			35,375,484
U.S. Government Agencies—0.5%
Federal Farm Credit Bank 5.000% 08/25/10		500,000	500,689
U.S. Government Obligations—23.0%
U.S. Treasury Bonds 7.500% 11/15/24 (c)		1,310,000	1,774,641
8.750% 05/15/17 (c)		4,911,000	6,681,263
8.875% 02/15/19 (c)		300,000	421,899
12.500% 08/15/14 (c)		8,100,000	9,285,889
U.S. Treasury Notes 5.000% 02/15/11 (c)		6,005,000	6,341,376
			24,505,068
Total Government & Agency Obligations (cost of $55,691,156)			60,381,241
CORPORATE FIXED-INCOME BONDS & NOTES—36.5%
Basic Materials—2.6%
Chemicals—0.9%
Agricultural Chemicals—0.2%
Mosaic Co. 7.875% 12/01/16 (d)		200,000	216,000
Chemicals – Diversified—0.5%
Huntsman International LLC 6.875% 11/15/13 (d)	EUR	90,000	132,900
7.875% 11/15/14		125,000	132,500
Ineos Group Holdings PLC 8.500% 02/15/16 (d)		145,000	129,050
NOVA Chemicals Corp. 6.500% 01/15/12		145,000	135,938
			530,388

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Chemicals – Specialty—0.2%
Chemtura Corp. 6.875% 06/01/16	$160,000	$150,400
MacDermid, Inc. 9.500% 04/15/17 (d)	85,000	79,900
		230,300
Forest Products & Paper—0.6%
Paper & Related Products—0.6%
Abitibi-Consolidated, Inc. 8.375% 04/01/15	155,000	115,088
Domtar Corp. 7.125% 08/15/15	145,000	142,100
Georgia-Pacific Corp. 8.000% 01/15/24	160,000	148,800
NewPage Corp. 10.000% 05/01/12 (d)	65,000	65,325
10.000% 05/01/12	70,000	70,350
12.000% 05/01/13	90,000	92,925
		634,588
Metals & Mining—1.1%
Diversified Minerals—0.3%
FMG Finance Ltd. 10.625% 09/01/16 (d)	230,000	263,350
Metal – Diversified—0.3%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17	300,000	321,750
Mining Services—0.1%
Noranda Aluminium Holding Corp. PIK, 10.488% 11/15/14 (d)	145,000	123,250
Non-Ferrous Metals—0.4%
Codelco, Inc. 5.500% 10/15/13	460,000	467,026
Communications—7.2%
Media—3.1%
Broadcast Services/Programs—0.2%
Clear Channel Communications, Inc. 4.900% 05/15/15	110,000	80,238
5.500% 12/15/16	225,000	163,944
		244,182
Cable TV—1.1%
Atlantic Broadband Finance LLC 9.375% 01/15/14	150,000	141,000
Cablevision Systems Corp. 8.000% 04/15/12	95,000	92,150
Charter Communications Holdings I LLC 9.920% 04/01/14	165,000	96,731
11.000% 10/01/15	125,000	101,875

	Par (a)	Value
CSC Holdings, Inc. 7.625% 04/01/11	$230,000	$229,425
7.625% 07/15/18	100,000	91,875
DirecTV Holdings LLC 6.375% 06/15/15	190,000	182,400
EchoStar DBS Corp. 6.625% 10/01/14	200,000	199,000
		1,134,456
Multimedia—0.5%
CanWest MediaWorks LP 9.250% 08/01/15 (d)	195,000	190,856
Lamar Media Corp. 6.625% 08/15/15	185,000	179,913
Quebecor Media, Inc. 7.750% 03/15/16	135,000	129,600
7.750% 03/15/16 (d)	70,000	67,200
		567,569
Publishing – Books—0.2%
TL Acquisitions, Inc. 10.500% 01/15/15 (d)	200,000	192,250
Publishing – Periodicals—0.6%
Dex Media, Inc. (e) 11/15/13 (9.000% 11/15/08)	160,000	145,600
Idearc, Inc. 8.000% 11/15/16	175,000	160,562
R.H. Donnelley Corp. 8.875% 01/15/16	80,000	74,800
8.875% 10/15/17 (d)	150,000	138,750
Reader's Digest Association, Inc. 9.000% 02/15/17 (d)	160,000	134,000
		653,712
Radio—0.1%
CMP Susquehanna Corp. 9.875% 05/15/14	155,000	116,250
Television—0.4%
Local TV Finance LLC PIK, 9.250% 06/15/15 (d)	155,000	148,025
Univision Communications, Inc. PIK, 9.750% 03/15/15 (d)	270,000	246,038
		394,063
Telecommunication Services—4.1%
Cellular Telecommunications—1.4%
Cricket Communications, Inc. 9.375% 11/01/14	210,000	196,875
Digicel Group Ltd. PIK, 9.125% 01/15/15 (d)	219,000	199,609
MetroPCS Wireless, Inc. 9.250% 11/01/14	260,000	244,400
Orascom Telecom Finance SCA 7.875% 02/08/14 (d)	100,000	94,500
Rural Cellular Corp. 8.124% 06/01/13 (b)	150,000	152,250
10.661% 11/01/12 (b)	165,000	168,300

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)		Value
US Unwired, Inc. 10.000% 06/15/12		$200,000	$212,034
Wind Acquisition Financial SA PIK, 12.459% 12/21/11 (b)(f)		285,663	277,534
			1,545,502
Satellite Telecommunications—0.7%
Inmarsat Finance II PLC (e) 11/15/12 (10.375% 11/15/08)		255,000	247,669
Intelsat Bermuda, Ltd. 11.250% 06/15/16		250,000	258,125
Intelsat Intermediate Holdings Co., Ltd. (e) 02/01/15 (9.250% 02/01/10)		100,000	81,750
PanAmSat Corp. 9.000% 08/15/14		133,000	133,665
			721,209
Telecommunication Equipment—0.2%
Lucent Technologies, Inc. 6.450% 03/15/29		210,000	173,513
Telecommunication Services—0.5%
Nordic Telephone Co. Holdings ApS 8.250% 05/01/16 (d)	EUR	115,000	169,817
Syniverse Technologies, Inc. 7.750% 08/15/13		95,000	91,675
Time Warner Telecom Holdings, Inc. 9.250% 02/15/14		170,000	173,825
West Corp. 11.000% 10/15/16		160,000	158,800
			594,117
Telephone – Integrated—1.3%
Cincinnati Bell, Inc. 7.000% 02/15/15		165,000	155,925
Citizens Communications Co. 7.875% 01/15/27		210,000	200,025
Qwest Communications International, Inc. 7.500% 02/15/14		150,000	149,625
Qwest Corp. 7.500% 10/01/14		70,000	71,050
7.500% 06/15/23		195,000	186,713
8.875% 03/15/12		85,000	90,950
Virgin Media Finance PLC 8.750% 04/15/14	EUR	225,000	321,560
Windstream Corp. 8.625% 08/01/16		190,000	199,500
			1,375,348
Consumer Cyclical—5.7%
Apparel—0.5%
Apparel Manufacturers—0.5%
Broder Brothers Co. 11.250% 10/15/10		115,000	88,550

	Par (a)		Value
Hanesbrands, Inc. 8.204% 12/15/14 (b)		$95,000	$94,050
Levi Strauss & Co. 9.750% 01/15/15		230,000	229,425
Phillips-Van Heusen Corp. 7.250% 02/15/11		95,000	95,594
8.125% 05/01/13		60,000	61,500
			569,119
Auto Manufacturers—0.5%
Auto – Cars/Light Trucks—0.5%
Ford Motor Co. 7.450% 07/16/31		205,000	152,212
General Motors Corp. 8.375% 07/15/33		410,000	330,050
			482,262
Auto Parts & Equipment—0.6%
Auto/Truck Parts & Equipment – Original—0.4%
ArvinMeritor, Inc. 8.125% 09/15/15		100,000	86,500
Hayes Lemmerz Finance Luxembourg SA 8.250% 06/15/15 (d)	EUR	150,000	188,604
TRW Automotive, Inc. 7.000% 03/15/14 (d)		130,000	119,600
			394,704
Auto/Truck Parts & Equipment – Replacement—0.1%
Commercial Vehicle Group, Inc. 8.000% 07/01/13		160,000	144,800
Rubber – Tires—0.1%
Goodyear Tire & Rubber Co. 8.625% 12/01/11		49,000	51,083
9.000% 07/01/15		94,000	99,640
			150,723
Distribution/Wholesale—0.1%
Distribution/Wholesale—0.1%
Buhrmann U.S., Inc. 7.875% 03/01/15		100,000	94,250
Entertainment—0.7%
Gambling (Non-Hotel)—0.3%
Mashantucket Western Pequot Tribe 8.500% 11/15/15 (d)		245,000	246,225
Music—0.3%
Steinway Musical Instruments, Inc. 7.000% 03/01/14 (d)		170,000	155,550
WMG Acquisition Corp. 7.375% 04/15/14		135,000	103,950
WMG Holdings Corp. (e) 12/15/14 (9.500% 12/15/09)		110,000	70,400
			329,900

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Resorts/Theme Parks—0.1%
Six Flags, Inc. 9.625% 06/01/14	$155,000	$114,312
Home Builders—0.2%
Building – Residential/Commercial—0.2%
K. Hovnanian Enterprises, Inc. 6.375% 12/15/14	160,000	112,000
KB Home 5.875% 01/15/15	145,000	125,063
		237,063
Home Furnishings—0.1%
Home Furnishings—0.1%
Sealy Mattress Co. 8.250% 06/15/14	90,000	85,950
Leisure Time—0.4%
Cruise Lines—0.2%
Royal Caribbean Cruises Ltd. 7.000% 06/15/13	245,000	241,526
Recreational Centers—0.2%
Town Sports International, Inc. (e) 02/01/14 (11.000% 02/01/09)	146,000	138,700
Lodging—1.4%
Casino Hotels—1.4%
Buffalo Thunder Development Authority 9.375% 12/15/14 (d)	95,000	84,550
Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12 (d)	240,000	253,200
Greektown Holdings LLC 10.750% 12/01/13 (d)	215,000	209,087
Harrah's Operating Co., Inc. 5.625% 06/01/15	335,000	244,550
Jacobs Entertainment, Inc. 9.750% 06/15/14	120,000	111,600
Majestic Star LLC 9.750% 01/15/11	175,000	119,000
MGM Mirage 7.500% 06/01/16	205,000	202,950
Pinnacle Entertainment, Inc. 7.500% 06/15/15 (d)	135,000	122,513
Snoqualmie Entertainment Authority 9.063% 02/01/14 (b)(d)	30,000	28,350
9.125% 02/01/15 (d)	30,000	28,950
Station Casinos, Inc. 6.625% 03/15/18	195,000	133,575
		1,538,325
Retail—1.1%
Retail – Arts & Crafts—0.1%
Michaels Stores, Inc. 11.375% 11/01/16	100,000	91,750
Retail – Automobiles—0.5%
Asbury Automotive Group, Inc. 8.000% 03/15/14	130,000	122,850

	Par (a)	Value
AutoNation, Inc. 7.000% 04/15/14	$90,000	$85,275
7.243% 04/15/13 (b)	40,000	36,900
KAR Holdings, Inc. 10.000% 05/01/15 (d)	130,000	116,025
United Auto Group, Inc. 7.750% 12/15/16	165,000	154,275
		515,325
Retail – Discount—0.1%
Dollar General Corp. PIK, 11.875% 07/15/17 (d)	85,000	66,937
Retail – Drug Stores—0.1%
Rite Aid Corp. 9.375% 12/15/15	235,000	195,050
Retail – Propane Distributors—0.1%
AmeriGas Partners LP 7.125% 05/20/16	120,000	116,400
Retail – Restaurants—0.2%
Dave & Buster's, Inc. 11.250% 03/15/14	95,000	89,775
Landry's Restaurants, Inc. 9.500% 12/15/14	130,000	128,700
		218,475
Textiles—0.1%
Textile – Products—0.1%
INVISTA 9.250% 05/01/12 (d)	125,000	129,375
Consumer Non-Cyclical—4.8%
Agriculture—0.1%
Tobacco—0.1%
Reynolds American, Inc. 7.625% 06/01/16	140,000	148,819
Beverages—0.1%
Beverages – Non-Alcoholic—0.1%
Cott Beverages, Inc. 8.000% 12/15/11	80,000	74,400
Beverages – Wine/Spirits—0.0%
Constellation Brands, Inc. 8.125% 01/15/12	25,000	25,063
Biotechnology—0.1%
Medical – Biomedical/Gene—0.1%
Bio-Rad Laboratories, Inc. 7.500% 08/15/13	140,000	141,400
Commercial Services—1.5%
Commercial Services—0.1%
Iron Mountain, Inc. 7.750% 01/15/15	135,000	137,362
Commercial Services – Finance—0.1%
ACE Cash Express, Inc. 10.250% 10/01/14 (d)	115,000	110,975

See Accompanying Notes to Financial Statements.
7

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Funeral Services & Related Items—0.1%
Service Corp. International 6.750% 04/01/16	$80,000	$77,000
7.375% 10/01/14	10,000	10,112
		87,112
Non-Profit Charity—0.2%
Seminole Indian Tribe of Florida 7.804% 10/01/20 (d)	195,000	201,178
Printing – Commercial—0.2%
Quebecor World Capital Corp. 8.750% 03/15/16 (d)	175,000	128,844
Quebecor World, Inc. 9.750% 01/15/15 (d)	60,000	45,075
		173,919
Private Corrections—0.3%
Corrections Corp. of America 6.250% 03/15/13	125,000	123,125
GEO Group, Inc. 8.250% 07/15/13	200,000	202,000
		325,125
Rental Auto/Equipment—0.5%
Ashtead Holdings PLC 8.625% 08/01/15 (d)	130,000	113,750
Hertz Corp. 8.875% 01/01/14	80,000	81,100
Rental Service Corp. 9.500% 12/01/14	190,000	170,050
United Rentals North America, Inc. 6.500% 02/15/12	160,000	145,200
7.750% 11/15/13	35,000	30,450
		540,550
Cosmetics/Personal Care—0.2%
Cosmetics & Toiletries—0.2%
DEL Laboratories, Inc. 8.000% 02/01/12	115,000	119,600
Elizabeth Arden, Inc. 7.750% 01/15/14	140,000	137,200
		256,800
Food—0.5%
Food – Dairy Products—0.1%
Dean Foods Co. 7.000% 06/01/16	100,000	89,000
Food – Meat Products—0.1%
Smithfield Foods, Inc. 7.750% 07/01/17	135,000	130,613
Food – Miscellaneous/Diversified—0.3%
Dole Food Co., Inc. 8.625% 05/01/09	78,000	75,270
Pinnacle Foods Finance LLC 9.250% 04/01/15 (d)	155,000	141,437
Reddy Ice Holdings, Inc. (e) 11/01/12 (10.500% 11/01/08)	150,000	141,750
		358,457

	Par (a)	Value
Healthcare Services—1.0%
Dialysis Centers—0.2%
DaVita, Inc. 7.250% 03/15/15	$165,000	$165,412
Medical – Hospitals—0.7%
Community Health Systems, Inc. 8.875% 07/15/15	165,000	168,094
HCA, Inc. 9.250% 11/15/16	165,000	173,250
PIK, 9.625% 11/15/16	205,000	216,787
Tenet Healthcare Corp. 9.875% 07/01/14	225,000	214,313
		772,444
Physician Practice Management—0.1%
US Oncology Holdings, Inc. PIK, 10.759% 03/15/12	95,000	78,850
Household Products/Wares—0.5%
Consumer Products – Miscellaneous—0.5%
American Greetings Corp. 7.375% 06/01/16	110,000	106,975
Amscan Holdings, Inc. 8.750% 05/01/14	185,000	168,350
Jarden Corp. 7.500% 05/01/17	175,000	150,500
Jostens IH Corp. 7.625% 10/01/12	100,000	100,500
		526,325
Pharmaceuticals—0.8%
Medical – Drugs—0.5%
Elan Finance PLC 8.875% 12/01/13	190,000	187,150
Mylan Laboratories, Inc. 7.563% 10/02/14 (f)(g)	121,753	119,318
8.125% 10/02/14 (f)(g)	78,247	78,682
Warner Chilcott Corp. 8.750% 02/01/15	166,000	170,980
		556,130
Pharmacy Services—0.1%
Omnicare, Inc. 6.750% 12/15/13	100,000	94,000
Vitamins & Nutrition Products—0.2%
NBTY, Inc. 7.125% 10/01/15	150,000	145,875
Energy—4.4%
Coal—0.3%
Arch Western Finance LLC 6.750% 07/01/13	125,000	121,250
Massey Energy Co. 6.875% 12/15/13	175,000	164,938

See Accompanying Notes to Financial Statements.
8

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Peabody Energy Corp. 7.375% 11/01/16	$25,000	$25,625
		311,813
Energy – Alternate Sources—0.1%
VeraSun Energy Corp. 9.375% 06/01/17 (d)	150,000	130,875
Oil & Gas—2.9%
Oil & Gas Drilling—0.1%
Pride International, Inc. 7.375% 07/15/14	110,000	113,025
Oil Companies – Exploration & Production—2.1%
Chesapeake Energy Corp. 6.375% 06/15/15	45,000	43,538
7.500% 06/15/14	170,000	172,975
Cimarex Energy Co. 7.125% 05/01/17	115,000	112,987
Compton Petroleum Corp. 7.625% 12/01/13	155,000	144,150
Forest Oil Corp. 8.000% 12/15/11	130,000	135,200
KCS Energy, Inc. 7.125% 04/01/12	115,000	110,688
Newfield Exploration Co. 6.625% 04/15/16	120,000	117,600
OPTI Canada, Inc. 8.250% 12/15/14 (d)	145,000	143,550
PEMEX Finance Ltd. 9.150% 11/15/18	310,000	376,650
10.610% 08/15/17	215,000	276,275
PetroHawk Energy Corp. 9.125% 07/15/13	80,000	84,200
Quicksilver Resources, Inc. 7.125% 04/01/16	120,000	117,900
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832% 09/30/16 (d)	335,000	340,420
		2,176,133
Oil Refining & Marketing—0.2%
Tesoro Corp. 6.625% 11/01/15	120,000	118,800
United Refining Co. 10.500% 08/15/12	90,000	90,900
		209,700
Oil – Field Services—0.5%
Gazprom International SA 7.201% 02/01/20	521,182	532,257
Oil & Gas Services—0.1%
Seismic Data Collection—0.1%
Seitel, Inc. 9.750% 02/15/14	95,000	80,988
Oil, Gas & Consumable Fuels—0.5%
Oil Companies – Exploration & Production—0.2%
Pemex Project Funding Master Trust 5.750% 03/01/18 (d)	230,000	229,425

	Par (a)		Value
Oil Company – Integrated—0.3%
Petrobras International Finance Co. 6.125% 10/06/16		$300,000	$306,000
Pipelines—0.5%
Pipelines—0.5%
Atlas Pipeline Partners LP 8.125% 12/15/15		110,000	108,900
Dynegy Holdings, Inc. 7.750% 06/01/19		105,000	96,862
El Paso Corp. 6.875% 06/15/14		130,000	130,939
MarkWest Energy Partners LP 6.875% 11/01/14		160,000	152,400
Williams Companies, Inc. 8.125% 03/15/12		65,000	70,769
			559,870
Financials—4.3%
Commercial Banks—0.5%
Special Purpose Banks—0.5%
Instituto de Credito Oficial 0.800% 09/28/09	JPY	65,000,000	581,678
Diversified Financial Services—2.7%
Finance – Auto Loans—0.8%
Ford Motor Credit Co. 7.800% 06/01/12		295,000	258,615
8.000% 12/15/16		155,000	131,659
GMAC LLC 6.875% 09/15/11		290,000	248,093
8.000% 11/01/31		290,000	243,274
			881,641
Finance – Consumer Loans—0.5%
SLM Corp. 6.500% 06/15/10	NZD	725,000	503,017
Finance – Investment Banker/Broker—0.1%
LaBranche & Co., Inc. 11.000% 05/15/12		125,000	122,344
Investment Management/Advisor Service—0.5%
LVB Acquisition Merger Sub, Inc. 11.625% 10/15/17 (d)		80,000	78,800
PIK, 10.375% 10/15/17 (d)		255,000	254,363
Nuveen Investments, Inc. 10.500% 11/15/15 (d)		220,000	219,175
			552,338
Special Purpose Entity—0.8%
Goldman Sachs Capital II 5.793% 12/29/49 (b)		185,000	164,710
Hellas Telecommunications Luxembourg II 10.993% 01/15/15 (b)(d)		75,000	70,688
Transneft 5.670% 03/05/14 (d)		610,000	584,479
			819,877

See Accompanying Notes to Financial Statements.
9

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Insurance—0.5%
Insurance Brokers—0.2%
HUB International Holdings, Inc. 10.250% 06/15/15 (d)	$145,000	$123,250
USI Holdings Corp. 9.750% 05/15/15 (d)	95,000	76,475
		199,725
Property/Casualty Insurance—0.3%
Asurion Corp. 11.378% 07/02/15 (f)	48,578	47,059
11.040% 07/02/15 (f)	66,422	64,347
Crum & Forster Holdings Corp. 7.750% 05/01/17	200,000	196,250
		307,656
Real Estate—0.1%
Real Estate Management/Services—0.1%
Realogy Corp. 10.500% 04/15/14 (d)	95,000	71,012
12.375% 04/15/15 (d)	95,000	59,850
		130,862
Real Estate Investment Trusts (REITs)—0.3%
REITS – Hotels—0.2%
Host Marriott LP 6.750% 06/01/16	165,000	162,525
REITS – Regional Malls—0.1%
Rouse Co. LP/TRC Co-Issuer, Inc. 6.750% 05/01/13 (d)	140,000	130,052
Savings & Loans—0.2%
Savings & Loans/Thrifts – Western US—0.2%
Washington Mutual Preferred Funding 9.750% 10/29/49 (b)(d)	200,000	160,000
Industrials—4.5%
Aerospace & Defense—0.2%
Aerospace/Defense – Equipment—0.1%
DRS Technologies, Inc. 6.875% 11/01/13	145,000	144,275
Electronics – Military—0.1%
L-3 Communications Corp. 6.375% 10/15/15	130,000	128,050
Building Materials—0.1%
Building & Construction Products – Miscellaneous—0.1%
NTK Holdings, Inc. (e) 03/01/14 (10.750% 09/01/09)	115,000	67,275
Electrical Components & Equipment—0.3%
Wire & Cable Products—0.3%
Belden CDT, Inc. 7.000% 03/15/17	180,000	175,500
General Cable Corp. 7.606% 04/01/15 (b)	75,000	71,250
7.125% 04/01/17	75,000	73,500
		320,250

	Par (a)	Value
Electronics—0.3%
Electronic Components – Miscellaneous—0.3%
Flextronics International Ltd. 6.250% 11/15/14	$150,000	$142,875
NXP BV/NXP Funding LLC 9.500% 10/15/15	180,000	164,925
		307,800
Engineering & Construction—0.1%
Building & Construction – Miscellaneous—0.1%
Esco Corp. 8.625% 12/15/13 (d)	95,000	95,000
Environmental Control—0.4%
Non-Hazardous Waste Disposal—0.2%
Allied Waste North America, Inc. 7.875% 04/15/13	200,000	204,500
Recycling—0.2%
Aleris International, Inc. 10.000% 12/15/16	105,000	85,050
PIK, 9.000% 12/15/14	130,000	108,550
		193,600
Hand/Machine Tools—0.1%
Machinery – Electrical—0.1%
Baldor Electric Co. 8.625% 02/15/17	100,000	103,000
Machinery – Construction & Mining—0.2%
Machinery – Construction & Mining—0.2%
Terex Corp. 8.000% 11/15/17	185,000	187,313
Machinery – Diversified—0.2%
Machinery – General Industry—0.1%
Manitowoc Co., Inc. 7.125% 11/01/13	135,000	133,650
Machinery – Material Handling—0.1%
Columbus McKinnon Corp. 8.875% 11/01/13	130,000	134,550
Metal Fabricate/Hardware—0.1%
Metal Processors & Fabrication—0.1%
TriMas Corp. 9.875% 06/15/12	73,000	71,175
Miscellaneous Manufacturing—0.6%
Diversified Manufacturing Operators—0.5%
Bombardier, Inc. 6.300% 05/01/14 (d)	225,000	219,937
J.B. Poindexter & Co. 8.750% 03/15/14	85,000	71,188
Koppers Holdings, Inc. (e) 11/15/14 (9.875% 11/15/09)	140,000	117,600
Trinity Industries, Inc. 6.500% 03/15/14	155,000	152,287
		561,012

See Accompanying Notes to Financial Statements.
10

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Miscellaneous Manufacturing—0.1%
American Railcar Industries, Inc. 7.500% 03/01/14	$120,000	$113,400
Packaging & Containers—0.9%
Containers – Metal/Glass—0.6%
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	165,000	169,950
Owens-Brockway Glass Container, Inc. 8.250% 05/15/13	395,000	409,812
		579,762
Containers – Paper/Plastic—0.3%
Berry Plastics Holding Corp. 10.250% 03/01/16	120,000	105,000
Jefferson Smurfit Corp. 8.250% 10/01/12	140,000	137,900
Solo Cup Co. 8.500% 02/15/14	115,000	98,900
		341,800
Transportation—1.0%
Transportation – Marine—0.5%
Navios Maritime Holdings, Inc. 9.500% 12/15/14	160,000	163,600
Ship Finance International Ltd. 8.500% 12/15/13	155,000	157,131
Stena AB 7.500% 11/01/13	190,000	187,388
		508,119
Transportation – Railroad—0.1%
TFM SA de CV 9.375% 05/01/12	120,000	125,700
Transportation – Services—0.3%
CHC Helicopter Corp. 7.375% 05/01/14	190,000	179,550
PHI, Inc. 7.125% 04/15/13	135,000	129,600
		309,150
Transportation – Trucks—0.1%
QDI LLC 9.000% 11/15/10	125,000	106,250
Technology—0.8%
Computers—0.3%
Computer Services—0.3%
Ceridian Corp. PIK, 12.250% 11/15/15 (d)	120,000	111,900
Sungard Data Systems, Inc. 9.125% 08/15/13	215,000	218,762
		330,662

	Par (a)	Value
Semiconductors—0.4%
Electronic Components – Semiconductors—0.4%
Freescale Semiconductor, Inc. 10.125% 12/15/16	$240,000	$198,000
PIK, 9.125% 12/15/14	210,000	178,500
		376,500
Software—0.1%
Transactional Software—0.1%
Open Solutions, Inc. 9.750% 02/01/15 (d)	155,000	141,244
Utilities—2.2%
Electric—2.1%
Electric – Generation—0.8%
AES Corp. 7.750% 03/01/14	215,000	216,612
8.000% 10/15/17 (d)	55,000	56,238
Edison Mission Energy 7.000% 05/15/17	270,000	265,275
Intergen NV 9.000% 06/30/17 (d)	270,000	284,175
		822,300
Electric – Integrated—0.6%
CMS Energy Corp. 6.875% 12/15/15	100,000	101,158
Energy Future Holdings Corp. 10.875% 11/01/17 (d)	185,000	185,925
Texas Competitive Electric Holdings Co. PIK, 10.500% 11/01/16 (d)	385,000	380,187
		667,270
Independent Power Producer—0.7%
Dynegy Holdings, Inc. 7.125% 05/15/18	215,000	190,275
Mirant North America LLC 7.375% 12/31/13	215,000	215,538
NRG Energy, Inc. 7.250% 02/01/14	110,000	107,250
7.375% 02/01/16	130,000	126,750
7.375% 01/15/17	65,000	63,375
		703,188
Independent Power Producers—0.1%
NSG Holdings LLC/NSG Holdings, Inc. 7.750% 12/15/25 (d)	145,000	145,362
Total Corporate Fixed – Income Bonds & Notes (cost of $40,311,057)		38,863,761
MORTGAGE-BACKED SECURITIES—3.2%
Federal Home Loan Mortgage Corp. 8.000% 10/01/26	55,804	59,695

See Accompanying Notes to Financial Statements.
11

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Federal National Mortgage Association 6.000% 02/01/37	$985,094	$1,000,553
6.500% 11/01/36	2,289,031	2,353,222
Total Mortgage-Backed Securities (cost of $3,375,119)		3,413,470
ASSET-BACKED SECURITIES—1.0%
Equity One ABS, Inc. 4.205% 04/25/34	625,000	589,190
GMAC Mortgage Corp. 4.865% 09/25/34	520,000	468,111
Total Asset-Backed Securities (cost of $1,140,508)		1,057,301
MUNICIPAL BONDS—0.5%
California—0.4%
CA Cabazon Band Mission Indians 13.000% 10/01/11 (d)(h)	350,000	392,875
Virginia—0.1%
VA Tobacco Settlement Financing Corp. Series 2007 A1, 6.706% 06/01/46	180,000	156,235
Total Municipal Bonds (cost of $529,982)		549,110
	Shares
COMMON STOCKS (i)—0.0%
Industrials—0.0%
Commercial Services & Supplies—0.0%
Fairlane Management Corp. (h)(j)	2,000	—
Road & Rail—0.0%
Quality Distribution, Inc.	1,343	5,963
Total Common Stocks (cost of $—)		5,963
	Units
WARRANT—0.0%
Communications—0.0%
Telecommunication Services—0.0%
Jazztel PLC Expires 07/15/10 (d)(h)(i)(j)	95	—
Total Warrant (cost of $187)		—

	Shares	Value
SECURITIES LENDING COLLATERAL—23.5%
State Street Navigator Securities Lending Prime Portfolio (k) (7 day yield of 4.817%)	25,006,916	$25,006,916
Total Securities Lending Collateral (cost of $25,006,916)		25,006,916
	Par
SHORT-TERM OBLIGATION—2.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 1.160%, collateralized by U.S. Treasury Obligation maturing 08/15/23, market value $2,183,521 (repurchase proceeds $2,138,138)	$2,138,000	2,138,000
Total Short-Term Obligation (cost of $2,138,000)		2,138,000
Total Investments—123.5% (cost of $128,192,925) (l)		131,415,762
Other Assets & Liabilities, Net—(23.5)%		(24,988,281)
Net Assets—100.0%		$106,427,481

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2007.

(c)  All or a portion of this security was on loan at December 31, 2007. The total market value of securities on loan at December 31, 2007 is $24,596,244.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities, which are not illiquid except for the following, amounted to $9,766,302, which represents 9.2% of net assets.

Acquisition Security	Date	Par/Units	Cost	Value
CA Cabazon Band Mission Indians	10/08/04	$350,000	$350,000	$392,875
Jazztel PLC	10/25/01	95	190	—
				$392,875

(e)  Step bond. Security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid.

(f)  Loan participation agreement.

(g)  Security purchased on a delayed delivery basis.

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(i)  Non-income producing security.

(j)  Security has no value.

(k)  Investment made with cash collateral received from securities lending activity.

(l)  Cost for federal income tax purposes is $130,991,809.

See Accompanying Notes to Financial Statements.
12

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

At December 31, 2007, asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government Agencies & Obligations	56.8
Corporate Fixed-Income Bonds & Notes	36.5
Mortgage-Backed Securities	3.2
Asset-Backed Securities	1.0
Municipal Bonds	0.5
Common Stocks	0.0	*
Warrant	0.0	*
	98.0
Securities Lending Collateral	23.5
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	(23.5)
	100.0
*Rounds to less than 0.1%.

At December 31, 2007, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$1,119,713	$1,095,143	01/07/08	$(24,570)
CAD	415,497	405,940	01/14/08	(9,557)
CAD	253,382	254,117	01/23/08	735
EUR	584,927	586,328	01/10/08	1,401
EUR	672,666	674,271	01/10/08	1,605
EUR	672,666	674,360	01/10/08	1,694
EUR	438,696	439,506	01/10/08	810
EUR	1,096,738	1,097,182	01/10/08	444
EUR	351,588	355,678	01/23/08	4,090
GBP	258,607	267,800	01/23/08	9,193
GBP	1,472,072	1,524,844	01/23/08	52,772
SEK	1,733,278	1,707,994	01/22/08	(25,284)
				$13,333

Acronym	Name
AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

See Accompanying Notes to Financial Statements.
13

Statement of Assets and Liabilities

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Assets
Investments, at cost	$128,192,925
Investments, at value (including securities on loan of $24,596,244)	$131,415,762
Cash	8,373
Foreign currency (cost of $7,703)	7,684
Unrealized appreciation on foreign forward currency contracts	72,744
Receivable for:
Investments sold	78,559
Interest	2,197,446
Foreign tax reclaims	2,229
Securities lending income	11,958
Expense reimbursement due from Distributor	9,731
Trustees' deferred compensation plan	23,169
Total Assets	133,827,655
Liabilities
Collateral on securities loaned	25,006,916
Unrealized depreciation on foreign forward currency contracts	59,411
Payable for:
Investments purchased on a delayed delivery basis	196,000
Fund shares repurchased	1,975,776
Investment advisory fee	55,883
Transfer agent fee	37
Pricing and bookkeeping fees	14,170
Trustees' fees	118
Audit fee	38,363
Custody fee	4,050
Distribution fee — Class B	12,421
Chief compliance officer expenses	139
Trustees' deferred compensation plan	23,169
Other liabilities	13,721
Total Liabilities	27,400,174
Net Assets	$106,427,481
Net Assets Consist of
Paid-in capital	$124,702,235
Undistributed net investment income	4,909,101
Accumulated net realized loss	(26,442,882)
Net unrealized appreciation on:
Investments	3,222,837
Foreign currency translations	36,190
Net Assets	$106,427,481
Class A:
Net assets	$54,415,871
Shares outstanding	5,747,972
Net asset value per share	$9.47
Class B:
Net assets	$52,011,610
Shares outstanding	5,512,945
Net asset value per share	$9.43

See Accompanying Notes to Financial Statements.
14

Statement of Operations

Columbia Strategic Income Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Interest	$7,351,284
Dollar roll fee income	608
Securities lending	54,195
Total Investment Income	$7,406,087
Expenses
Investment advisory fee	683,455
Distribution fee — Class B	135,004
Transfer agent fee	336
Pricing and bookkeeping fees	101,665
Trustees' fees	17,813
Custody fee	26,006
Chief compliance officer expenses	583
Other expenses	103,126
Total Expenses	1,067,988
Fees reimbursed by Distributor — Class B	(36,753)
Custody earnings credit	(1,111)
Net Expenses	1,030,124
Net Investment Income	6,375,963
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	1,434,152
Foreign currency transactions	(468,467)
Net realized gain	965,685
Net change in unrealized appreciation (depreciation) on:
Investments	(748,662)
Foreign currency translations	(38,275)
Net change in unrealized appreciation (depreciation)	(786,937)
Net Gain	178,748
Net Increase Resulting from Operations	$6,554,711

See Accompanying Notes to Financial Statements.
15

Statement of Changes in Net Assets

Columbia Strategic Income Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$6,375,963	$7,479,135
Net realized gain on investments and foreign currency transactions	965,685	979,367
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(786,937)	(82,291)
Net Increase Resulting from Operations	6,554,711	8,376,211
Distributions to Shareholders
From net investment income:
Class A	(4,678,562)	(7,221,404)
Class B	(4,236,964)	(5,549,042)
Total Distributions to Shareholders	(8,915,526)	(12,770,446)
Share Transactions
Class A:
Subscriptions	1,901,594	1,725,256
Distributions reinvested	4,678,562	7,221,404
Redemptions	(16,339,690)	(24,770,852)
Net Decrease	(9,759,534)	(15,824,192)
Class B:
Subscriptions	8,161,697	3,908,138
Distributions reinvested	4,236,964	5,549,042
Redemptions	(12,747,896)	(10,435,362)
Net Decrease	(349,235)	(978,182)
Net Decrease from Share Transactions	(10,108,769)	(16,802,374)
Total Decrease in Net Assets	(12,469,584)	(21,196,609)
Net Assets
Beginning of period	118,897,065	140,093,674
End of period	$106,427,481	$118,897,065
Undistributed net investment income at end of period	$4,909,101	$6,241,083
Changes in Shares
Class A:
Subscriptions	196,718	171,400
Distributions reinvested	511,318	770,694
Redemptions	(1,696,132)	(2,462,717)
Net Decrease	(988,096)	(1,520,623)
Class B:
Subscriptions	842,381	389,985
Distributions reinvested	464,579	594,116
Redemptions	(1,333,551)	(1,045,307)
Net Decrease	(26,591)	(61,206)

See Accompanying Notes to Financial Statements.
16

Financial Highlights

Columbia Strategic Income Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006(a)	2005		2004	2003
Net Asset Value, Beginning of Period	$9.70	$10.12	$9.96		$9.80	$8.90
Income from Investment Operations:
Net investment income (b)	0.55	0.59	0.61		0.61	0.62
Net realized and unrealized gain (loss) on investments and foreign currency	0.01	0.09	(0.45)		0.39	1.03
Total from Investment Operations	0.56	0.68	0.16		1.00	1.65
Less Distributions to Shareholders:
From net investment income	(0.79)	(1.10)	—		(0.84)	(0.75)
Net Asset Value, End of Period	$9.47	$9.70	$10.12		$9.96	$9.80
Total return (c)(d)	6.07%	7.07%	1.61	%(e)	10.16%	18.54%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.82%	0.79%	0.76%		0.80%	0.80%
Waiver/Reimbursement	—	—	—	%(g)	—	—
Net investment income (f)	5.69%	5.92%	6.06%		6.08%	6.42%
Portfolio turnover rate (h)	44%	42%	40%		103%	61%
Net assets, end of period (000's)	$54,416	$65,347	$83,586		$102,612	$109,894

(a)  On May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.
17

Notes to Financial Statements

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Strategic Income Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Goal—The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands

18

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund is also exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

19

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Loan Participations and Commitments—The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclassifications, discount accretion/amortization on debt securities, pay down reclassifications and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,207,581	$(1,207,804)	$223

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

20

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary income*	$8,915,526	$12,770,446
Long-term capital gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$7,713,250	$—	$423,953

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/amortization on debt securities and market discount reclassifications.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$5,406,689
Unrealized depreciation	(4,982,736)
Net unrealized appreciation	$423,953

The following capital loss carryforwards, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$3,335,448
2009	11,079,118
2010	11,028,566
2013	159,225
2014	553,959
$26,156,316

Capital loss carryforwards of $11,966 were utilized during the year ended December 31, 2007.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2007, post-October capital losses of $253,466 attributed to security transactions were deferred to January 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective December 31, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with

21

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—The Distributor and/or Columbia have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits to the Fund's custodian, do not exceed the annual rate of 1.00% of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually of the Class B shares' average daily net assets to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary to reach the expense limit. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

22

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $48,129,706 and $57,345,304, respectively, of which $9,864,469 and $8,399,252, respectively, were U.S. Government securities.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that held 89.1% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

23

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class A Shareholders of Columbia Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

25

Fund Governance

Columbia Strategic Income Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

26

Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

27

Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October, 2004; Vice President – Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

28

Board Consideration and Approval of Investment Advisory Agreements

Columbia Strategic Income Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund,

29

but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Strategic Income Fund, Variable Series' performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period, and in the first quintile for the three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Strategic Income Fund, Variable Series' total expenses were in the third quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

30

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1   CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2   I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

33

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods.

34

CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs

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and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Strategic Income Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138953-1207 (02/08) 08-49682

Columbia Strategic Income Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class B

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Columbia Strategic Income Fund, Variable Series seeks current income consistent with prudent risk. The fund also seeks maximum total return.

Laura A. Ostrander has managed or co-managed the fund since September 2000. Kevin L. Cronk and Thomas A. LaPointe have co-managed the fund since May 2005.

For the 12-month period ended December 31, 2007, the fund trailed its benchmark, the Lehman Brothers Government/Credit Bond Index.1 However, results surpassed the average return of the fund's peer group, the Lipper General Bond Funds Variable Underlying Funds Classification.2 The fund's high-yield allocation detracted from performance relative to the index, which does not include high-yield bonds. The fund also had less exposure than the index to solid-performing U.S. Treasury and agency issues. However, good results among emerging market and other non-dollar holdings aided performance. We believe that the fund had more exposure than competing funds to foreign bonds, which accounted for its performance advantage.

Weak U.S. dollar fortified overseas holdings

The fund's large commitment to foreign government bonds aided performance as a falling dollar bolstered issues denominated in stronger currencies. Developed-market bonds outpaced bonds of emerging economies, but both were solid performers. Canadian government holdings led contributors, reflecting the steep rise in Canada's dollar. In addition, the euro's 10% gain over the U.S. dollar boosted returns on euro-based holdings despite price declines tied to rising yields.

High yield ceded leadership as the subprime crisis spread

Early in 2007, as investors anticipated a bounce back in economic growth and the possibility of Federal Reserve Board (the Fed) short-term interest rate hikes, U.S. Treasury yields rose (and prices fell) while high-yield and emerging market bonds outperformed. As high-yield valuations rose, we pared back the fund's high-yield holdings, eventually bringing the high-yield allocation to a 10-year low for the fund. This move was well timed, because investors moved abruptly out of lower quality securities and sought the relative safety of U.S. Treasury bonds as turmoil developed in the subprime mortgage market and as economic weakness extinguished hopes for further expansion. However, even after a cutback in high-yield, the fund had more exposure to the sector than competing funds, which detracted from performance. Bonds of Charter Communications Holdings I LLC (0.2% of net assets), a cable company, lost ground as cable valuations deteriorated during the period. However, the fund did enjoy some success in the high yield sector. Chemical producers Lyondell (which was tendered near the end of the period) and Huntsman International LLC (0.3% of net assets), traded higher in anticipation of premium takeouts following mergers.

Looking ahead

U.S. economic growth is clearly slowing, with expectations of recession increasing on the back of continued weakness in the housing sector, tighter credit conditions, high oil prices and a slowdown in job growth. In this environment, we believe riskier asset classes, such as high yield and emerging market debt, may remain under pressure and volatility to continue as uncertainty over the severity of the U.S. slowdown and the rest of the world causes investors to reevaluate risk. We also believe yields on U.S. Treasuries may decline as the market expects the Fed to continue to cut short-term interest rates to stimulate economic growth.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in high-yield securities or "junk" bonds offers the potential for higher current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. High yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Lehman Brothers Government/Credit Bond Index tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class B (06/01/00)	5.75	8.31	6.06
Lehman Brothers Government/Credit Bond Index	7.23	4.44	6.01

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class B	9.67	9.43

Annual operating expense ratio (%)*
Class B	1.04

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 01/01/981 – 12/31/07 ($)

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Lehman Brothers Government/Credit Bond Index tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the newer class of shares would be lower.

1  Inception date of Class A shares (oldest existing share class) is July 5, 1994.

2

Understanding Your Expenses

Columbia Strategic Income Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,037.10	1,020.16	5.13	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Investment Portfolio

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)		Value
GOVERNMENT & AGENCY OBLIGATIONS—56.8%
Foreign Government Obligations—33.3%
Aries Vermoegensverwaltungs GmbH 7.750% 10/25/09	EUR	250,000	$384,336
Corp. Andina de Fomento 6.375% 06/18/09	EUR	510,000	759,744
European Investment Bank 0.781% 09/21/11 (b)	JPY	170,000,000	1,521,597
1.250% 09/20/12	JPY	65,000,000	587,901
5.500% 12/07/11	GBP	380,000	773,669
Federal Republic of Brazil 6.000% 01/17/17		350,000	355,600
7.375% 02/03/15	EUR	450,000	711,412
8.750% 02/04/25		365,000	462,637
11.000% 08/17/40		410,000	547,760
12.500% 01/05/22	BRL	350,000	219,242
Federal Republic of Germany 4.250% 07/04/14	EUR	830,000	1,215,267
5.000% 07/04/12	EUR	555,000	838,688
6.000% 06/20/16	EUR	670,000	1,093,136
Government of Canada 4.500% 06/01/15	CAD	537,000	563,084
5.000% 06/01/14	CAD	530,000	569,744
10.000% 06/01/08	CAD	1,406,000	1,458,838
International Bank for Reconstruction & Development 9.750% 08/02/10	ZAR	2,100,000	300,565
Kingdom of Norway 5.500% 05/15/09	NOK	5,760,000	1,071,951
6.000% 05/16/11	NOK	6,520,000	1,249,681
Kingdom of Spain 5.500% 07/30/17	EUR	910,000	1,439,202
Kingdom of Sweden 5.000% 01/28/09	SEK	9,220,000	1,438,139
6.750% 05/05/14	SEK	8,760,000	1,539,826
Kreditanstalt fuer Wiederaufbau 0.456% 08/08/11(b)	JPY	80,000,000	716,235
New South Wales Treasury Corp. 5.500% 08/01/14	AUD	1,065,000	860,114
Philippine Government International Bond 9.500% 02/02/30		300,000	403,125
Province of Quebec 4.500% 12/01/16	CAD	590,000	596,582
6.000% 10/01/12	CAD	230,000	249,857
Republic of Colombia 8.125% 05/21/24		245,000	292,162
9.750% 04/09/11		373,810	401,845
11.375% 01/31/08	EUR	365,000	535,783
Republic of France 4.000% 04/25/13	EUR	945,000	1,368,486
4.750% 10/25/12	EUR	550,000	823,258
Republic of Panama 8.875% 09/30/27		795,000	1,033,500

	Par (a)		Value
Republic of Peru 9.875% 02/06/15		$450,000	$559,800
Republic of Poland 5.750% 03/24/10	PLN	2,345,000	943,619
Republic of South Africa 6.500% 06/02/14		250,000	264,375
13.000% 08/31/10	ZAR	1,730,000	274,118
Republic of Venezuela 7.000% 03/16/15	EUR	200,000	263,169
Russian Federation 7.500% 03/31/30		638,550	731,523
11.000% 07/24/18		320,000	456,800
12.750% 06/24/28		400,000	726,000
United Kingdom Treasury 8.000% 09/27/13	GBP	320,000	747,510
9.000% 07/12/11	GBP	515,000	1,176,883
United Mexican States 6.750% 09/27/34		180,000	198,810
8.375% 01/14/11		1,095,000	1,211,617
11.375% 09/15/16		730,000	1,029,300
Western Australia Treasury Corp. 7.000% 04/15/15	AUD	465,000	408,994
			35,375,484
U.S. Government Agencies—0.5%
Federal Farm Credit Bank 5.000% 08/25/10		500,000	500,689
U.S. Government Obligations—23.0%
U.S. Treasury Bonds 7.500% 11/15/24 (c)		1,310,000	1,774,641
8.750% 05/15/17 (c)		4,911,000	6,681,263
8.875% 02/15/19 (c)		300,000	421,899
12.500% 08/15/14 (c)		8,100,000	9,285,889
U.S. Treasury Notes 5.000% 02/15/11 (c)		6,005,000	6,341,376
			24,505,068
Total Government & Agency Obligations (cost of $55,691,156)			60,381,241
CORPORATE FIXED-INCOME BONDS & NOTES—36.5%
Basic Materials—2.6%
Chemicals—0.9%
Agricultural Chemicals—0.2%
Mosaic Co. 7.875% 12/01/16 (d)		200,000	216,000
Chemicals – Diversified—0.5%
Huntsman International LLC 6.875% 11/15/13 (d)	EUR	90,000	132,900
7.875% 11/15/14		125,000	132,500
Ineos Group Holdings PLC 8.500% 02/15/16 (d)		145,000	129,050
NOVA Chemicals Corp. 6.500% 01/15/12		145,000	135,938
			530,388

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Chemicals – Specialty—0.2%
Chemtura Corp. 6.875% 06/01/16	$160,000	$150,400
MacDermid, Inc. 9.500% 04/15/17 (d)	85,000	79,900
		230,300
Forest Products & Paper—0.6%
Paper & Related Products—0.6%
Abitibi-Consolidated, Inc. 8.375% 04/01/15	155,000	115,088
Domtar Corp. 7.125% 08/15/15	145,000	142,100
Georgia-Pacific Corp. 8.000% 01/15/24	160,000	148,800
NewPage Corp. 10.000% 05/01/12 (d)	65,000	65,325
10.000% 05/01/12	70,000	70,350
12.000% 05/01/13	90,000	92,925
		634,588
Metals & Mining—1.1%
Diversified Minerals—0.3%
FMG Finance Ltd. 10.625% 09/01/16 (d)	230,000	263,350
Metal – Diversified—0.3%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17	300,000	321,750
Mining Services—0.1%
Noranda Aluminium Holding Corp. PIK, 10.488% 11/15/14 (d)	145,000	123,250
Non-Ferrous Metals—0.4%
Codelco, Inc. 5.500% 10/15/13	460,000	467,026
Communications—7.2%
Media—3.1%
Broadcast Services/Programs—0.2%
Clear Channel Communications, Inc. 4.900% 05/15/15	110,000	80,238
5.500% 12/15/16	225,000	163,944
		244,182
Cable TV—1.1%
Atlantic Broadband Finance LLC 9.375% 01/15/14	150,000	141,000
Cablevision Systems Corp. 8.000% 04/15/12	95,000	92,150
Charter Communications Holdings I LLC 9.920% 04/01/14	165,000	96,731
11.000% 10/01/15	125,000	101,875

	Par (a)	Value
CSC Holdings, Inc. 7.625% 04/01/11	$230,000	$229,425
7.625% 07/15/18	100,000	91,875
DirecTV Holdings LLC 6.375% 06/15/15	190,000	182,400
EchoStar DBS Corp. 6.625% 10/01/14	200,000	199,000
		1,134,456
Multimedia—0.5%
CanWest MediaWorks LP 9.250% 08/01/15 (d)	195,000	190,856
Lamar Media Corp. 6.625% 08/15/15	185,000	179,913
Quebecor Media, Inc. 7.750% 03/15/16	135,000	129,600
7.750% 03/15/16 (d)	70,000	67,200
		567,569
Publishing – Books—0.2%
TL Acquisitions, Inc. 10.500% 01/15/15 (d)	200,000	192,250
Publishing – Periodicals—0.6%
Dex Media, Inc. (e) 11/15/13 (9.000% 11/15/08)	160,000	145,600
Idearc, Inc. 8.000% 11/15/16	175,000	160,562
R.H. Donnelley Corp. 8.875% 01/15/16	80,000	74,800
8.875% 10/15/17 (d)	150,000	138,750
Reader's Digest Association, Inc. 9.000% 02/15/17 (d)	160,000	134,000
		653,712
Radio—0.1%
CMP Susquehanna Corp. 9.875% 05/15/14	155,000	116,250
Television—0.4%
Local TV Finance LLC PIK, 9.250% 06/15/15 (d)	155,000	148,025
Univision Communications, Inc. PIK, 9.750% 03/15/15 (d)	270,000	246,038
		394,063
Telecommunication Services—4.1%
Cellular Telecommunications—1.4%
Cricket Communications, Inc. 9.375% 11/01/14	210,000	196,875
Digicel Group Ltd. PIK, 9.125% 01/15/15 (d)	219,000	199,609
MetroPCS Wireless, Inc. 9.250% 11/01/14	260,000	244,400
Orascom Telecom Finance SCA 7.875% 02/08/14 (d)	100,000	94,500
Rural Cellular Corp. 8.124% 06/01/13 (b)	150,000	152,250
10.661% 11/01/12 (b)	165,000	168,300

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)		Value
US Unwired, Inc. 10.000% 06/15/12		$200,000	$212,034
Wind Acquisition Financial SA PIK, 12.459% 12/21/11 (b)(f)		285,663	277,534
			1,545,502
Satellite Telecommunications—0.7%
Inmarsat Finance II PLC (e) 11/15/12 (10.375% 11/15/08)		255,000	247,669
Intelsat Bermuda, Ltd. 11.250% 06/15/16		250,000	258,125
Intelsat Intermediate Holdings Co., Ltd. (e) 02/01/15 (9.250% 02/01/10)		100,000	81,750
PanAmSat Corp. 9.000% 08/15/14		133,000	133,665
			721,209
Telecommunication Equipment—0.2%
Lucent Technologies, Inc. 6.450% 03/15/29		210,000	173,513
Telecommunication Services—0.5%
Nordic Telephone Co. Holdings ApS 8.250% 05/01/16 (d)	EUR	115,000	169,817
Syniverse Technologies, Inc. 7.750% 08/15/13		95,000	91,675
Time Warner Telecom Holdings, Inc. 9.250% 02/15/14		170,000	173,825
West Corp. 11.000% 10/15/16		160,000	158,800
			594,117
Telephone – Integrated—1.3%
Cincinnati Bell, Inc. 7.000% 02/15/15		165,000	155,925
Citizens Communications Co. 7.875% 01/15/27		210,000	200,025
Qwest Communications International, Inc. 7.500% 02/15/14		150,000	149,625
Qwest Corp. 7.500% 10/01/14		70,000	71,050
7.500% 06/15/23		195,000	186,713
8.875% 03/15/12		85,000	90,950
Virgin Media Finance PLC 8.750% 04/15/14	EUR	225,000	321,560
Windstream Corp. 8.625% 08/01/16		190,000	199,500
			1,375,348
Consumer Cyclical—5.7%
Apparel—0.5%
Apparel Manufacturers—0.5%
Broder Brothers Co. 11.250% 10/15/10		115,000	88,550

	Par (a)		Value
Hanesbrands, Inc. 8.204% 12/15/14 (b)		$95,000	$94,050
Levi Strauss & Co. 9.750% 01/15/15		230,000	229,425
Phillips-Van Heusen Corp. 7.250% 02/15/11		95,000	95,594
8.125% 05/01/13		60,000	61,500
			569,119
Auto Manufacturers—0.5%
Auto – Cars/Light Trucks—0.5%
Ford Motor Co. 7.450% 07/16/31		205,000	152,212
General Motors Corp. 8.375% 07/15/33		410,000	330,050
			482,262
Auto Parts & Equipment—0.6%
Auto/Truck Parts & Equipment – Original—0.4%
ArvinMeritor, Inc. 8.125% 09/15/15		100,000	86,500
Hayes Lemmerz Finance Luxembourg SA 8.250% 06/15/15 (d)	EUR	150,000	188,604
TRW Automotive, Inc. 7.000% 03/15/14 (d)		130,000	119,600
			394,704
Auto/Truck Parts & Equipment – Replacement—0.1%
Commercial Vehicle Group, Inc. 8.000% 07/01/13		160,000	144,800
Rubber – Tires—0.1%
Goodyear Tire & Rubber Co. 8.625% 12/01/11		49,000	51,083
9.000% 07/01/15		94,000	99,640
			150,723
Distribution/Wholesale—0.1%
Distribution/Wholesale—0.1%
Buhrmann U.S., Inc. 7.875% 03/01/15		100,000	94,250
Entertainment—0.7%
Gambling (Non-Hotel)—0.3%
Mashantucket Western Pequot Tribe 8.500% 11/15/15 (d)		245,000	246,225
Music—0.3%
Steinway Musical Instruments, Inc. 7.000% 03/01/14 (d)		170,000	155,550
WMG Acquisition Corp. 7.375% 04/15/14		135,000	103,950
WMG Holdings Corp. (e) 12/15/14 (9.500% 12/15/09)		110,000	70,400
			329,900

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Resorts/Theme Parks—0.1%
Six Flags, Inc. 9.625% 06/01/14	$155,000	$114,312
Home Builders—0.2%
Building – Residential/Commercial—0.2%
K. Hovnanian Enterprises, Inc. 6.375% 12/15/14	160,000	112,000
KB Home 5.875% 01/15/15	145,000	125,063
		237,063
Home Furnishings—0.1%
Home Furnishings—0.1%
Sealy Mattress Co. 8.250% 06/15/14	90,000	85,950
Leisure Time—0.4%
Cruise Lines—0.2%
Royal Caribbean Cruises Ltd. 7.000% 06/15/13	245,000	241,526
Recreational Centers—0.2%
Town Sports International, Inc. (e) 02/01/14 (11.000% 02/01/09)	146,000	138,700
Lodging—1.4%
Casino Hotels—1.4%
Buffalo Thunder Development Authority 9.375% 12/15/14 (d)	95,000	84,550
Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12 (d)	240,000	253,200
Greektown Holdings LLC 10.750% 12/01/13 (d)	215,000	209,087
Harrah's Operating Co., Inc. 5.625% 06/01/15	335,000	244,550
Jacobs Entertainment, Inc. 9.750% 06/15/14	120,000	111,600
Majestic Star LLC 9.750% 01/15/11	175,000	119,000
MGM Mirage 7.500% 06/01/16	205,000	202,950
Pinnacle Entertainment, Inc. 7.500% 06/15/15 (d)	135,000	122,513
Snoqualmie Entertainment Authority 9.063% 02/01/14 (b)(d)	30,000	28,350
9.125% 02/01/15 (d)	30,000	28,950
Station Casinos, Inc. 6.625% 03/15/18	195,000	133,575
		1,538,325
Retail—1.1%
Retail – Arts & Crafts—0.1%
Michaels Stores, Inc. 11.375% 11/01/16	100,000	91,750
Retail – Automobiles—0.5%
Asbury Automotive Group, Inc. 8.000% 03/15/14	130,000	122,850

	Par (a)	Value
AutoNation, Inc. 7.000% 04/15/14	$90,000	$85,275
7.243% 04/15/13 (b)	40,000	36,900
KAR Holdings, Inc. 10.000% 05/01/15 (d)	130,000	116,025
United Auto Group, Inc. 7.750% 12/15/16	165,000	154,275
		515,325
Retail – Discount—0.1%
Dollar General Corp. PIK, 11.875% 07/15/17 (d)	85,000	66,937
Retail – Drug Stores—0.1%
Rite Aid Corp. 9.375% 12/15/15	235,000	195,050
Retail – Propane Distributors—0.1%
AmeriGas Partners LP 7.125% 05/20/16	120,000	116,400
Retail – Restaurants—0.2%
Dave & Buster's, Inc. 11.250% 03/15/14	95,000	89,775
Landry's Restaurants, Inc. 9.500% 12/15/14	130,000	128,700
		218,475
Textiles—0.1%
Textile – Products—0.1%
INVISTA 9.250% 05/01/12 (d)	125,000	129,375
Consumer Non-Cyclical—4.8%
Agriculture—0.1%
Tobacco—0.1%
Reynolds American, Inc. 7.625% 06/01/16	140,000	148,819
Beverages—0.1%
Beverages – Non-Alcoholic—0.1%
Cott Beverages, Inc. 8.000% 12/15/11	80,000	74,400
Beverages – Wine/Spirits—0.0%
Constellation Brands, Inc. 8.125% 01/15/12	25,000	25,063
Biotechnology—0.1%
Medical – Biomedical/Gene—0.1%
Bio-Rad Laboratories, Inc. 7.500% 08/15/13	140,000	141,400
Commercial Services—1.5%
Commercial Services—0.1%
Iron Mountain, Inc. 7.750% 01/15/15	135,000	137,362
Commercial Services – Finance—0.1%
ACE Cash Express, Inc. 10.250% 10/01/14 (d)	115,000	110,975

See Accompanying Notes to Financial Statements.
7

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Funeral Services & Related Items—0.1%
Service Corp. International 6.750% 04/01/16	$80,000	$77,000
7.375% 10/01/14	10,000	10,112
		87,112
Non-Profit Charity—0.2%
Seminole Indian Tribe of Florida 7.804% 10/01/20 (d)	195,000	201,178
Printing – Commercial—0.2%
Quebecor World Capital Corp. 8.750% 03/15/16 (d)	175,000	128,844
Quebecor World, Inc. 9.750% 01/15/15 (d)	60,000	45,075
		173,919
Private Corrections—0.3%
Corrections Corp. of America 6.250% 03/15/13	125,000	123,125
GEO Group, Inc. 8.250% 07/15/13	200,000	202,000
		325,125
Rental Auto/Equipment—0.5%
Ashtead Holdings PLC 8.625% 08/01/15 (d)	130,000	113,750
Hertz Corp. 8.875% 01/01/14	80,000	81,100
Rental Service Corp. 9.500% 12/01/14	190,000	170,050
United Rentals North America, Inc. 6.500% 02/15/12	160,000	145,200
7.750% 11/15/13	35,000	30,450
		540,550
Cosmetics/Personal Care—0.2%
Cosmetics & Toiletries—0.2%
DEL Laboratories, Inc. 8.000% 02/01/12	115,000	119,600
Elizabeth Arden, Inc. 7.750% 01/15/14	140,000	137,200
		256,800
Food—0.5%
Food – Dairy Products—0.1%
Dean Foods Co. 7.000% 06/01/16	100,000	89,000
Food – Meat Products—0.1%
Smithfield Foods, Inc. 7.750% 07/01/17	135,000	130,613
Food – Miscellaneous/Diversified—0.3%
Dole Food Co., Inc. 8.625% 05/01/09	78,000	75,270
Pinnacle Foods Finance LLC 9.250% 04/01/15 (d)	155,000	141,437
Reddy Ice Holdings, Inc. (e) 11/01/12 (10.500% 11/01/08)	150,000	141,750
		358,457

	Par (a)	Value
Healthcare Services—1.0%
Dialysis Centers—0.2%
DaVita, Inc. 7.250% 03/15/15	$165,000	$165,412
Medical – Hospitals—0.7%
Community Health Systems, Inc. 8.875% 07/15/15	165,000	168,094
HCA, Inc. 9.250% 11/15/16	165,000	173,250
PIK, 9.625% 11/15/16	205,000	216,787
Tenet Healthcare Corp. 9.875% 07/01/14	225,000	214,313
		772,444
Physician Practice Management—0.1%
US Oncology Holdings, Inc. PIK, 10.759% 03/15/12	95,000	78,850
Household Products/Wares—0.5%
Consumer Products – Miscellaneous—0.5%
American Greetings Corp. 7.375% 06/01/16	110,000	106,975
Amscan Holdings, Inc. 8.750% 05/01/14	185,000	168,350
Jarden Corp. 7.500% 05/01/17	175,000	150,500
Jostens IH Corp. 7.625% 10/01/12	100,000	100,500
		526,325
Pharmaceuticals—0.8%
Medical – Drugs—0.5%
Elan Finance PLC 8.875% 12/01/13	190,000	187,150
Mylan Laboratories, Inc. 7.563% 10/02/14 (f)(g)	121,753	119,318
8.125% 10/02/14 (f)(g)	78,247	78,682
Warner Chilcott Corp. 8.750% 02/01/15	166,000	170,980
		556,130
Pharmacy Services—0.1%
Omnicare, Inc. 6.750% 12/15/13	100,000	94,000
Vitamins & Nutrition Products—0.2%
NBTY, Inc. 7.125% 10/01/15	150,000	145,875
Energy—4.4%
Coal—0.3%
Arch Western Finance LLC 6.750% 07/01/13	125,000	121,250
Massey Energy Co. 6.875% 12/15/13	175,000	164,938

See Accompanying Notes to Financial Statements.
8

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Peabody Energy Corp. 7.375% 11/01/16	$25,000	$25,625
		311,813
Energy – Alternate Sources—0.1%
VeraSun Energy Corp. 9.375% 06/01/17 (d)	150,000	130,875
Oil & Gas—2.9%
Oil & Gas Drilling—0.1%
Pride International, Inc. 7.375% 07/15/14	110,000	113,025
Oil Companies – Exploration & Production—2.1%
Chesapeake Energy Corp. 6.375% 06/15/15	45,000	43,538
7.500% 06/15/14	170,000	172,975
Cimarex Energy Co. 7.125% 05/01/17	115,000	112,987
Compton Petroleum Corp. 7.625% 12/01/13	155,000	144,150
Forest Oil Corp. 8.000% 12/15/11	130,000	135,200
KCS Energy, Inc. 7.125% 04/01/12	115,000	110,688
Newfield Exploration Co. 6.625% 04/15/16	120,000	117,600
OPTI Canada, Inc. 8.250% 12/15/14 (d)	145,000	143,550
PEMEX Finance Ltd. 9.150% 11/15/18	310,000	376,650
10.610% 08/15/17	215,000	276,275
PetroHawk Energy Corp. 9.125% 07/15/13	80,000	84,200
Quicksilver Resources, Inc. 7.125% 04/01/16	120,000	117,900
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832% 09/30/16 (d)	335,000	340,420
		2,176,133
Oil Refining & Marketing—0.2%
Tesoro Corp. 6.625% 11/01/15	120,000	118,800
United Refining Co. 10.500% 08/15/12	90,000	90,900
		209,700
Oil – Field Services—0.5%
Gazprom International SA 7.201% 02/01/20	521,182	532,257
Oil & Gas Services—0.1%
Seismic Data Collection—0.1%
Seitel, Inc. 9.750% 02/15/14	95,000	80,988
Oil, Gas & Consumable Fuels—0.5%
Oil Companies – Exploration & Production—0.2%
Pemex Project Funding Master Trust 5.750% 03/01/18 (d)	230,000	229,425

	Par (a)		Value
Oil Company – Integrated—0.3%
Petrobras International Finance Co. 6.125% 10/06/16		$300,000	$306,000
Pipelines—0.5%
Pipelines—0.5%
Atlas Pipeline Partners LP 8.125% 12/15/15		110,000	108,900
Dynegy Holdings, Inc. 7.750% 06/01/19		105,000	96,862
El Paso Corp. 6.875% 06/15/14		130,000	130,939
MarkWest Energy Partners LP 6.875% 11/01/14		160,000	152,400
Williams Companies, Inc. 8.125% 03/15/12		65,000	70,769
			559,870
Financials—4.3%
Commercial Banks—0.5%
Special Purpose Banks—0.5%
Instituto de Credito Oficial 0.800% 09/28/09	JPY	65,000,000	581,678
Diversified Financial Services—2.7%
Finance – Auto Loans—0.8%
Ford Motor Credit Co. 7.800% 06/01/12		295,000	258,615
8.000% 12/15/16		155,000	131,659
GMAC LLC 6.875% 09/15/11		290,000	248,093
8.000% 11/01/31		290,000	243,274
			881,641
Finance – Consumer Loans—0.5%
SLM Corp. 6.500% 06/15/10	NZD	725,000	503,017
Finance – Investment Banker/Broker—0.1%
LaBranche & Co., Inc. 11.000% 05/15/12		125,000	122,344
Investment Management/Advisor Service—0.5%
LVB Acquisition Merger Sub, Inc. 11.625% 10/15/17 (d)		80,000	78,800
PIK, 10.375% 10/15/17 (d)		255,000	254,363
Nuveen Investments, Inc. 10.500% 11/15/15 (d)		220,000	219,175
			552,338
Special Purpose Entity—0.8%
Goldman Sachs Capital II 5.793% 12/29/49 (b)		185,000	164,710
Hellas Telecommunications Luxembourg II 10.993% 01/15/15 (b)(d)		75,000	70,688
Transneft 5.670% 03/05/14 (d)		610,000	584,479
			819,877

See Accompanying Notes to Financial Statements.
9

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Insurance—0.5%
Insurance Brokers—0.2%
HUB International Holdings, Inc. 10.250% 06/15/15 (d)	$145,000	$123,250
USI Holdings Corp. 9.750% 05/15/15 (d)	95,000	76,475
		199,725
Property/Casualty Insurance—0.3%
Asurion Corp. 11.378% 07/02/15 (f)	48,578	47,059
11.040% 07/02/15 (f)	66,422	64,347
Crum & Forster Holdings Corp. 7.750% 05/01/17	200,000	196,250
		307,656
Real Estate—0.1%
Real Estate Management/Services—0.1%
Realogy Corp. 10.500% 04/15/14 (d)	95,000	71,012
12.375% 04/15/15 (d)	95,000	59,850
		130,862
Real Estate Investment Trusts (REITs)—0.3%
REITS – Hotels—0.2%
Host Marriott LP 6.750% 06/01/16	165,000	162,525
REITS – Regional Malls—0.1%
Rouse Co. LP/TRC Co-Issuer, Inc. 6.750% 05/01/13 (d)	140,000	130,052
Savings & Loans—0.2%
Savings & Loans/Thrifts – Western US—0.2%
Washington Mutual Preferred Funding 9.750% 10/29/49 (b)(d)	200,000	160,000
Industrials—4.5%
Aerospace & Defense—0.2%
Aerospace/Defense – Equipment—0.1%
DRS Technologies, Inc. 6.875% 11/01/13	145,000	144,275
Electronics – Military—0.1%
L-3 Communications Corp. 6.375% 10/15/15	130,000	128,050
Building Materials—0.1%
Building & Construction Products – Miscellaneous—0.1%
NTK Holdings, Inc. (e) 03/01/14 (10.750% 09/01/09)	115,000	67,275
Electrical Components & Equipment—0.3%
Wire & Cable Products—0.3%
Belden CDT, Inc. 7.000% 03/15/17	180,000	175,500
General Cable Corp. 7.606% 04/01/15 (b)	75,000	71,250
7.125% 04/01/17	75,000	73,500
		320,250

	Par (a)	Value
Electronics—0.3%
Electronic Components – Miscellaneous—0.3%
Flextronics International Ltd. 6.250% 11/15/14	$150,000	$142,875
NXP BV/NXP Funding LLC 9.500% 10/15/15	180,000	164,925
		307,800
Engineering & Construction—0.1%
Building & Construction – Miscellaneous—0.1%
Esco Corp. 8.625% 12/15/13 (d)	95,000	95,000
Environmental Control—0.4%
Non-Hazardous Waste Disposal—0.2%
Allied Waste North America, Inc. 7.875% 04/15/13	200,000	204,500
Recycling—0.2%
Aleris International, Inc. 10.000% 12/15/16	105,000	85,050
PIK, 9.000% 12/15/14	130,000	108,550
		193,600
Hand/Machine Tools—0.1%
Machinery – Electrical—0.1%
Baldor Electric Co. 8.625% 02/15/17	100,000	103,000
Machinery – Construction & Mining—0.2%
Machinery – Construction & Mining—0.2%
Terex Corp. 8.000% 11/15/17	185,000	187,313
Machinery – Diversified—0.2%
Machinery – General Industry—0.1%
Manitowoc Co., Inc. 7.125% 11/01/13	135,000	133,650
Machinery – Material Handling—0.1%
Columbus McKinnon Corp. 8.875% 11/01/13	130,000	134,550
Metal Fabricate/Hardware—0.1%
Metal Processors & Fabrication—0.1%
TriMas Corp. 9.875% 06/15/12	73,000	71,175
Miscellaneous Manufacturing—0.6%
Diversified Manufacturing Operators—0.5%
Bombardier, Inc. 6.300% 05/01/14 (d)	225,000	219,937
J.B. Poindexter & Co. 8.750% 03/15/14	85,000	71,188
Koppers Holdings, Inc. (e) 11/15/14 (9.875% 11/15/09)	140,000	117,600
Trinity Industries, Inc. 6.500% 03/15/14	155,000	152,287
		561,012

See Accompanying Notes to Financial Statements.
10

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Miscellaneous Manufacturing—0.1%
American Railcar Industries, Inc. 7.500% 03/01/14	$120,000	$113,400
Packaging & Containers—0.9%
Containers – Metal/Glass—0.6%
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	165,000	169,950
Owens-Brockway Glass Container, Inc. 8.250% 05/15/13	395,000	409,812
		579,762
Containers – Paper/Plastic—0.3%
Berry Plastics Holding Corp. 10.250% 03/01/16	120,000	105,000
Jefferson Smurfit Corp. 8.250% 10/01/12	140,000	137,900
Solo Cup Co. 8.500% 02/15/14	115,000	98,900
		341,800
Transportation—1.0%
Transportation – Marine—0.5%
Navios Maritime Holdings, Inc. 9.500% 12/15/14	160,000	163,600
Ship Finance International Ltd. 8.500% 12/15/13	155,000	157,131
Stena AB 7.500% 11/01/13	190,000	187,388
		508,119
Transportation – Railroad—0.1%
TFM SA de CV 9.375% 05/01/12	120,000	125,700
Transportation – Services—0.3%
CHC Helicopter Corp. 7.375% 05/01/14	190,000	179,550
PHI, Inc. 7.125% 04/15/13	135,000	129,600
		309,150
Transportation – Trucks—0.1%
QDI LLC 9.000% 11/15/10	125,000	106,250
Technology—0.8%
Computers—0.3%
Computer Services—0.3%
Ceridian Corp. PIK, 12.250% 11/15/15 (d)	120,000	111,900
Sungard Data Systems, Inc. 9.125% 08/15/13	215,000	218,762
		330,662

	Par (a)	Value
Semiconductors—0.4%
Electronic Components – Semiconductors—0.4%
Freescale Semiconductor, Inc. 10.125% 12/15/16	$240,000	$198,000
PIK, 9.125% 12/15/14	210,000	178,500
		376,500
Software—0.1%
Transactional Software—0.1%
Open Solutions, Inc. 9.750% 02/01/15 (d)	155,000	141,244
Utilities—2.2%
Electric—2.1%
Electric – Generation—0.8%
AES Corp. 7.750% 03/01/14	215,000	216,612
8.000% 10/15/17 (d)	55,000	56,238
Edison Mission Energy 7.000% 05/15/17	270,000	265,275
Intergen NV 9.000% 06/30/17 (d)	270,000	284,175
		822,300
Electric – Integrated—0.6%
CMS Energy Corp. 6.875% 12/15/15	100,000	101,158
Energy Future Holdings Corp. 10.875% 11/01/17 (d)	185,000	185,925
Texas Competitive Electric Holdings Co. PIK, 10.500% 11/01/16 (d)	385,000	380,187
		667,270
Independent Power Producer—0.7%
Dynegy Holdings, Inc. 7.125% 05/15/18	215,000	190,275
Mirant North America LLC 7.375% 12/31/13	215,000	215,538
NRG Energy, Inc. 7.250% 02/01/14	110,000	107,250
7.375% 02/01/16	130,000	126,750
7.375% 01/15/17	65,000	63,375
		703,188
Independent Power Producers—0.1%
NSG Holdings LLC/NSG Holdings, Inc. 7.750% 12/15/25 (d)	145,000	145,362
Total Corporate Fixed – Income Bonds & Notes (cost of 40,311,057)		38,863,761
MORTGAGE-BACKED SECURITIES—3.2%
Federal Home Loan Mortgage Corp. 8.000% 10/01/26	55,804	59,695

See Accompanying Notes to Financial Statements.
11

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

	Par (a)	Value
Federal National Mortgage Association 6.000% 02/01/37	$985,094	$1,000,553
6.500% 11/01/36	2,289,031	2,353,222
Total Mortgage-Backed Securities (cost of $3,375,119)		3,413,470
ASSET-BACKED SECURITIES—1.0%
Equity One ABS, Inc. 4.205% 04/25/34	625,000	589,190
GMAC Mortgage Corp. 4.865% 09/25/34	520,000	468,111
Total Asset-Backed Securities (cost of $1,140,508)		1,057,301
MUNICIPAL BONDS—0.5%
California—0.4%
CA Cabazon Band Mission Indians 13.000% 10/01/11 (d)(h)	350,000	392,875
Virginia—0.1%
VA Tobacco Settlement Financing Corp. Series 2007 A1, 6.706% 06/01/46	180,000	156,235
Total Municipal Bonds (cost of $529,982)		549,110
	Shares
COMMON STOCKS (i)—0.0%
Industrials—0.0%
Commercial Services & Supplies—0.0%
Fairlane Management Corp. (h)(j)	2,000	—
Road & Rail—0.0%
Quality Distribution, Inc.	1,343	5,963
Total Common Stocks (cost of $—)		5,963
	Units
WARRANT—0.0%
Communications—0.0%
Telecommunication Services—0.0%
Jazztel PLC Expires 07/15/10 (d)(h)(i)(j)	95	—
Total Warrant (cost of $187)		—

	Shares	Value
SECURITIES LENDING COLLATERAL—23.5%
State Street Navigator Securities Lending Prime Portfolio (k) (7 day yield of 4.817%)	25,006,916	$25,006,916
Total Securities Lending Collateral (cost of $25,006,916)		25,006,916
	Par
SHORT-TERM OBLIGATION—2.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 1.160%, collateralized by U.S. Treasury Obligation maturing 08/15/23, market value $2,183,521 (repurchase proceeds $2,138,138)	$2,138,000	2,138,000
Total Short-Term Obligation (cost of $2,138,000)		2,138,000
Total Investments—123.5% (cost of $128,192,925) (l)		131,415,762
Other Assets & Liabilities, Net—(23.5)%		(24,988,281)
Net Assets—100.0%		$106,427,481

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2007.

(c)  All or a portion of this security was on loan at December 31, 2007. The total market value of securities on loan at December 31, 2007 is $24,596,244.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities, which are not illiquid except for the following, amounted to $9,766,302, which represents 9.2% of net assets.

Security	Acquisition Date	Par/Units	Cost	Value
CA Cabazon Band Mission Indians	10/08/04	$350,000	$350,000	$392,875
Jazztel PLC	10/25/01	95	190	—
				$392,875

(e)  Step bond. Security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid.

(f)  Loan participation agreement.

(g)  Security purchased on a delayed delivery basis.

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(i)  Non-income producing security.

(j)  Security has no value.

(k)  Investment made with cash collateral received from securities lending activity.

(l)  Cost for federal income tax purposes is $130,991,809.

See Accompanying Notes to Financial Statements.
12

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

At December 31, 2007, asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government Agencies & Obligations	56.8
Corporate Fixed-Income Bonds & Notes	36.5
Mortgage-Backed Securities	3.2
Asset-Backed Securities	1.0
Municipal Bonds	0.5
Common Stocks	0.0	*
Warrant	0.0	*
	98.0
Securities Lending Collateral	23.5
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	(23.5)
	100.0
*Rounds to less than 0.1%.

At December 31, 2007, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$1,119,713	$1,095,143	01/07/08	$(24,570)
CAD	415,497	405,940	01/14/08	(9,557)
CAD	253,382	254,117	01/23/08	735
EUR	584,927	586,328	01/10/08	1,401
EUR	672,666	674,271	01/10/08	1,605
EUR	672,666	674,360	01/10/08	1,694
EUR	438,696	439,506	01/10/08	810
EUR	1,096,738	1,097,182	01/10/08	444
EUR	351,588	355,678	01/23/08	4,090
GBP	258,607	267,800	01/23/08	9,193
GBP	1,472,072	1,524,844	01/23/08	52,772
SEK	1,733,278	1,707,994	01/22/08	(25,284)
				$13,333

Acronym	Name
AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

See Accompanying Notes to Financial Statements.
13

Statement of Assets and Liabilities

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Assets
Investments, at cost	$128,192,925
Investments, at value (including securities on loan of $24,596,244)	$131,415,762
Cash	8,373
Foreign currency (cost of $7,703)	7,684
Unrealized appreciation on foreign forward currency contracts	72,744
Receivable for:
Investments sold	78,559
Interest	2,197,446
Foreign tax reclaims	2,229
Securities lending income	11,958
Expense reimbursement due from Distributor	9,731
Trustees' deferred compensation plan	23,169
Total Assets	133,827,655
Liabilities
Collateral on securities loaned	25,006,916
Unrealized depreciation on foreign forward currency contracts	59,411
Payable for:
Investments purchased on a delayed delivery basis	196,000
Fund shares repurchased	1,975,776
Investment advisory fee	55,883
Transfer agent fee	37
Pricing and bookkeeping fees	14,170
Trustees' fees	118
Audit fee	38,363
Custody fee	4,050
Distribution fee — Class B	12,421
Chief compliance officer expenses	139
Trustees' deferred compensation plan	23,169
Other liabilities	13,721
Total Liabilities	27,400,174
Net Assets	$106,427,481
Net Assets Consist of
Paid-in capital	$124,702,235
Undistributed net investment income	4,909,101
Accumulated net realized loss	(26,442,882)
Net unrealized appreciation on:
Investments	3,222,837
Foreign currency translations	36,190
Net Assets	$106,427,481
Class A:
Net assets	$54,415,871
Shares outstanding	5,747,972
Net asset value per share	$9.47
Class B:
Net assets	$52,011,610
Shares outstanding	5,512,945
Net asset value per share	$9.43

See Accompanying Notes to Financial Statements.
14

Statement of Operations

Columbia Strategic Income Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Interest	$7,351,284
Dollar roll fee income	608
Securities lending	54,195
Total Investment Income	$7,406,087
Expenses
Investment advisory fee	683,455
Distribution fee — Class B	135,004
Transfer agent fee	336
Pricing and bookkeeping fees	101,665
Trustees' fees	17,813
Custody fee	26,006
Chief compliance officer expenses	583
Other expenses	103,126
Total Expenses	1,067,988
Fees reimbursed by Distributor — Class B	(36,753)
Custody earnings credit	(1,111)
Net Expenses	1,030,124
Net Investment Income	6,375,963
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	1,434,152
Foreign currency transactions	(468,467)
Net realized gain	965,685
Net change in unrealized appreciation (depreciation) on:
Investments	(748,662)
Foreign currency translations	(38,275)
Net change in unrealized appreciation (depreciation)	(786,937)
Net Gain	178,748
Net Increase Resulting from Operations	$6,554,711

See Accompanying Notes to Financial Statements.
15

Statement of Changes in Net Assets

Columbia Strategic Income Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$6,375,963	$7,479,135
Net realized gain on investments and foreign currency transactions	965,685	979,367
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(786,937)	(82,291)
Net Increase Resulting from Operations	6,554,711	8,376,211
Distributions to Shareholders
From net investment income:
Class A	(4,678,562)	(7,221,404)
Class B	(4,236,964)	(5,549,042)
Total Distributions to Shareholders	(8,915,526)	(12,770,446)
Share Transactions
Class A:
Subscriptions	1,901,594	1,725,256
Distributions reinvested	4,678,562	7,221,404
Redemptions	(16,339,690)	(24,770,852)
Net Decrease	(9,759,534)	(15,824,192)
Class B:
Subscriptions	8,161,697	3,908,138
Distributions reinvested	4,236,964	5,549,042
Redemptions	(12,747,896)	(10,435,362)
Net Decrease	(349,235)	(978,182)
Net Decrease from Share Transactions	(10,108,769)	(16,802,374)
Total Decrease in Net Assets	(12,469,584)	(21,196,609)
Net Assets
Beginning of period	118,897,065	140,093,674
End of period	$106,427,481	$118,897,065
Undistributed net investment income at end of period	$4,909,101	$6,241,083
Changes in Shares
Class A:
Subscriptions	196,718	171,400
Distributions reinvested	511,318	770,694
Redemptions	(1,696,132)	(2,462,717)
Net Decrease	(988,096)	(1,520,623)
Class B:
Subscriptions	842,381	389,985
Distributions reinvested	464,579	594,116
Redemptions	(1,333,551)	(1,045,307)
Net Decrease	(26,591)	(61,206)

See Accompanying Notes to Financial Statements.
16

Financial Highlights

Columbia Strategic Income Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006(a)	2005	2004	2003
Net Asset Value, Beginning of Period	$9.67	$10.09	$9.95	$9.80	$8.89
Income from Investment Operations:
Net investment income (b)	0.53	0.57	0.58	0.59	0.60
Net realized and unrealized gain (loss) on investments and foreign currency	—	0.08	(0.44)	0.38	1.04
Total from Investment Operations	0.53	0.65	0.14	0.97	1.64
Less Distributions to Shareholders:
From net investment income	(0.77)	(1.07)	—	(0.82)	(0.73)
Net Asset Value, End of Period	$9.43	$9.67	$10.09	$9.95	$9.80
Total return (c)(d)(e)	5.75%	6.84%	1.41%	9.85%	18.43%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Waiver/Reimbursement	0.07%	0.04%	0.01%	0.05%	0.05%
Net investment income (f)	5.50%	5.71%	5.82%	5.88%	6.17%
Portfolio turnover rate(g)	44%	42%	40%	103%	61%
Net assets, end of period (000's)	$52,012	$53,550	$56,507	$60,210	$55,825

(a)  On May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.
17

Notes to Financial Statements

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Strategic Income Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Goal—The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands

18

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund is also exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

19

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Loan Participations and Commitments—The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclassifications, discount accretion/amortization on debt securities, pay down reclassifications and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,207,581	$(1,207,804)	$223

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

20

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary income*	$8,915,526	$12,770,446
Long-term capital gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$7,713,250	$—	$423,953

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/amortization on debt securities and market discount reclassifications.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$5,406,689
Unrealized depreciation	(4,982,736)
Net unrealized appreciation	$423,953

The following capital loss carryforwards, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$3,335,448
2009	11,079,118
2010	11,028,566
2013	159,225
2014	553,959
$26,156,316

Capital loss carryforwards of $11,966 were utilized during the year ended December 31, 2007.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2007, post-October capital losses of $253,466 attributed to security transactions were deferred to January 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective December 31, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with

21

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—The Distributor and/or Columbia have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits to the Fund's custodian, do not exceed the annual rate of 1.00% of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually of the Class B shares' average daily net assets to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary to reach the expense limit. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

22

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $48,129,706 and $57,345,304, respectively, of which $9,864,469 and $8,399,252, respectively, were U.S. Government securities.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that held 89.1% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

23

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2007

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class B Shareholders of Columbia Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

25

Fund Governance

Columbia Strategic Income Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

26

Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

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Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October, 2004; Vice President – Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of Investment Advisory Agreements

Columbia Strategic Income Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund,

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but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Strategic Income Fund, Variable Series' performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period, and in the first quintile for the three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Strategic Income Fund, Variable Series' total expenses were in the third quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

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Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1   CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2   I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

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13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods.

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CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs

35

and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

36

Important Information About This Report

A description of the policies and procedures that Columbia Strategic Income Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138954-1207 (02/08) 08-51238

Columbia International Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class A

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia International Fund, Variable Series / December 31, 2007

Columbia International Fund, Variable Series seeks long-term growth.

Fred Copper, the lead manager, has managed or co-managed the fund since October 2005. Tim Anderson, Jasmine Huang, Paul DiGiacomo and Daisuke Nomoto have co-managed the fund since May 2006.

During a year that was generally favorable for international stocks, the fund benefited from its investments in emerging markets. However, it underperformed its benchmark, the MSCI EAFE Index1 and its peer group, the Morningstar Foreign Large Blend VIT Category2 because of its emphasis on stocks that are linked to global economic growth at a time when investors became concerned that the global economy might slow. Our approach was most hampered in relationship to the German stock market, in which the fund had a relatively large position.

In addition, the fund did not participate in the gains generated by companies with relatively high stock valuations, which investors continued to bid up to levels that we judged to be inconsistent with their earnings prospects. As a rule, we tend to avoid such companies as part of our investment approach so we did not participate in this run-up, which we believe is likely to be short lived.

Global growth was a theme throughout the year

The portfolio's focus on global growth was reflected in an overweight in Germany and an out-of-index weight in China. While investments in Germany did well in the first half of the year, they lost ground in the second half, as concerns arose about a slowdown in the global economy. The German market was also affected by the strength of the euro which made the country's products more expensive to foreign buyers. Despite this setback, we did not reduce the portfolio's exposure to Germany. We believe that the problems in Germany are short term and that we could be rewarded for our emphasis on German companies involved in infrastructure development in the emerging markets as well as those in the alternative energy and agricultural businesses. In Germany, BASF AG, a diversified chemical company (1.6% of net assets), continued to benefit performance. Salzgitter AG (0.8% of net assets), a steel company that had been one of the fund's strongest performers in prior periods, declined because of the potential pullback in economic growth. However, it still made a modest positive contribution to the fund's return.

China was less affected by concerns about global growth, as its economy enjoys both high domestic demand and exports to other emerging markets. In China, Yanzhou Coal Mining Co., Ltd. and PetroChina Co., Ltd. (0.8% and 0.9% of net assets, respectively) were among the best performers, as the country's demand for energy continued to rise.

Added to Hong Kong, Middle East and emerging market holdings

We increased exposure to Hong Kong, a market that was particularly attractive because its currency is pegged to the U.S. dollar, its interest-rate policy is linked to U.S. monetary policy but its economy is tied to China. Hong Kong benefited from economic growth in China, but it was also buoyed by the decline in U.S. interest rates. We also initiated an investment in the Middle East, adding Emaar Properties (0.5% of net assets), the largest property developer in the United Arab Emirates. As petrodollars flow into the Middle East, governments are spending significant amounts on infrastructure development, which we believe should benefit Emaar.

Finding opportunity in market weakness

While we believe that emerging markets will hold up well, developed markets could experience weakness at least for the short term. We are encouraged that central banks have started to provide sources of financing to the global markets either by trimming interest rates or by freezing them at current levels. Ultimately, we believe that lower interest rates and a reduction in the cost of financing should clear the credit gridlock that resulted from the subprime mortgage crisis and jump start the global economy again. While it may be some months before we see a global economic turnaround, we plan to use current volatility in the markets to invest in new opportunities and/or add to positions whose valuations have become more attractive.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in the Columbia International Fund, Variable Series may present certain risks, including stock market fluctuations that occur in response to economic and business developments. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Since the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

Holdings are disclosed as of December 31, 2007 and are subject to change.

1  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia International Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class A (05/02/94)	7.79	18.67	7.16
MSCI EAFE Index	11.17	21.59	8.66
Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class A	2.46	2.15

Annual operating expense ratio (%)*
Class A	1.23

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 01/01/98 – 12/31/07

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia International Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	957.30	1,020.42	4.69	4.84	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia International Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—97.2%
Consumer Discretionary—11.0%
Auto Components—2.8%
Continental AG	2,960	$383,848
Denso Corp.	11,800	479,568
Stanley Electric Co., Ltd.	15,300	381,050
Toyota Boshoku Corp.	6,400	207,128
		1,451,594
Automobiles—2.2%
Dongfeng Motor Group Co., Ltd., Class H	504,000	351,749
Peugeot SA	3,964	298,013
Toyota Motor Corp.	8,700	468,278
		1,118,040
Hotels, Restaurants & Leisure—1.9%
Genting Berhad	118,800	281,450
Kangwon Land, Inc.	8,040	209,958
Paddy Power PLC	14,806	487,083
		978,491
Household Durables—0.9%
JM AB	6,800	137,509
Matsushita Electric Industrial Co., Ltd.	16,000	327,334
		464,843
Leisure Equipment & Products—0.6%
Nikon Corp.	10,000	341,124
Media—1.4%
Vivendi	15,809	720,374
Specialty Retail—0.7%
Esprit Holdings Ltd.	23,900	353,981
Textiles, Apparel & Luxury Goods—0.5%
Nisshinbo Industries, Inc.	23,000	280,823
Consumer Staples—8.2%
Beverages—2.2%
Fomento Economico Mexicano SAB de CV, ADR	13,563	517,700
Heineken NV	9,758	628,462
		1,146,162
Food & Staples Retailing—0.8%
Massmart Holdings Ltd.	20,455	214,686
Metro, Inc., Class A	7,382	197,088
		411,774
Food Products—2.7%
China Milk Products Group Ltd.	277,000	209,558
Nestle SA, Registered Shares	736	337,245
Toyo Suisan Kaisha Ltd.	16,000	290,824
Unilever PLC	14,741	552,815
		1,390,442
Personal Products—0.4%
Shiseido Co., Ltd.	9,000	213,227

	Shares	Value
Tobacco—2.1%
Imperial Tobacco Group PLC	6,843	$372,563
Japan Tobacco, Inc.	120	711,529
		1,084,092
Energy—7.8%
Energy Equipment & Services—1.3%
Technip SA	4,009	317,073
TGS Nopec Geophysical Co. ASA (a)	25,000	339,355
		656,428
Oil, Gas & Consumable Fuels—6.5%
BP PLC	63,890	781,348
PetroChina Co., Ltd., Class H	258,000	455,292
Royal Dutch Shell PLC, Class B	9,867	412,673
StatoilHydro ASA	13,400	414,317
Total SA	10,901	904,670
Yanzhou Coal Mining Co., Ltd., Class H	208,000	404,003
		3,372,303
Financials—24.6%
Capital Markets—3.1%
Credit Suisse Group, Registered Shares	11,123	668,797
Deutsche Bank AG, Registered Shares	5,618	726,691
UBS AG, Registered Shares	3,809	176,888
		1,572,376
Commercial Banks—14.9%
Australia & New Zealand Banking Group Ltd.	12,461	298,804
Banco Bilbao Vizcaya Argentaria SA	34,350	843,677
Banco Santander SA	49,856	1,077,100
Bank of Ireland	21,699	321,691
Barclays PLC	59,813	605,878
BNP Paribas	7,166	770,309
Bumiputra-Commerce Holdings Berhad	63,600	209,547
DBS Group Holdings Ltd.	23,000	325,948
HBOS PLC	15,437	223,847
HSBC Holdings PLC	36,377	610,208
Industrial & Commercial Bank of China, Class H	243,000	172,417
Mizuho Financial Group, Inc.	61	289,387
Societe Generale	4,157	594,097
Swedbank AB, Class A	9,300	260,552
United Overseas Bank Ltd.	44,000	609,028
Westpac Banking Corp.	20,983	511,287
		7,723,777
Consumer Finance—0.4%
ORIX Corp.	1,140	190,637

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2007

	Shares	Value
Diversified Financial Services—0.6%
Fortis	11,154	$289,861
Insurance—3.8%
Aviva PLC	24,305	322,823
Axis Capital Holdings Ltd.	11,358	442,622
Baloise Holding AG, Registered Shares	4,293	423,491
Brit Insurance Holdings PLC	77,070	348,099
Swiss Reinsurance, Registered Shares	6,154	431,688
		1,968,723
Real Estate Management & Development—1.8%
Emaar Properties PJSC	64,100	260,058
Hongkong Land Holdings Ltd.	58,000	284,721
Swire Pacific Ltd., Class A	29,500	404,275
		949,054
Health Care—7.3%
Pharmaceuticals—7.3%
AstraZeneca PLC	13,972	600,356
Biovail Corp.	27,472	369,773
Kyowa Hakko Kogyo Co., Ltd.	13,591	144,814
Novartis AG, Registered Shares	18,627	1,014,766
Novo-Nordisk A/S, Class B	3,850	251,317
Roche Holding AG, Genusschein Shares	3,804	655,244
Takeda Pharmaceutical Co., Ltd.	7,200	420,893
Teva Pharmaceutical Industries Ltd., ADR	6,930	322,106
		3,779,269
Industrials—10.1%
Aerospace & Defense—0.8%
MTU Aero Engines Holding AG	7,193	417,679
Rolls-Royce Group PLC, Class B (b)	730,028	1,453
		419,132
Airlines—0.3%
British Airways PLC (a)	29,464	179,941
Building Products—0.9%
Geberit AG, Registered Shares	3,257	444,040
Commercial Services & Supplies—0.7%
Randstad Holding NV	8,766	348,068
Construction & Engineering—0.6%
Peab AB	21,500	219,161
Peab Industri AB, Class B (a)	10,900	95,304
		314,465
Electrical Equipment—1.1%
Mitsubishi Electric Corp.	31,000	320,164
Vestas Wind Systems A/S (a)	2,540	271,530
		591,694
Industrial Conglomerates—1.0%
Keppel Corp. Ltd.	58,000	519,200

	Shares	Value
Machinery—3.1%
Georg Fischer AG, Registered Shares	585	$358,348
Glory Ltd.	9,200	213,615
Komatsu Ltd.	14,000	378,532
SKF AB, Class B	17,800	298,196
Volvo AB, Class B	21,700	359,634
		1,608,325
Marine—0.4%
U-Ming Marine Transport Corp.	75,000	202,811
Trading Companies & Distributors—1.2%
Hitachi High-Technologies Corp.	6,300	137,548
Itochu Corp.	48,000	466,418
		603,966
Information Technology—8.1%
Communications Equipment—2.3%
Nokia Oyj	30,545	1,176,118
Electronic Equipment & Instruments—1.1%
FUJIFILM Holdings Corp.	13,700	580,717
Internet Software & Services—1.1%
United Internet AG, Registered Shares	23,530	567,207
IT Services—1.3%
CGI Group, Inc., Class A (a)	28,100	329,985
Computershare Ltd.	36,444	315,766
		645,751
Office Electronics—0.9%
Canon, Inc.	10,100	461,472
Semiconductors & Semiconductor Equipment—0.7%
Verigy Ltd. (a)	13,824	375,598
Software—0.7%
Nintendo Co., Ltd.	600	364,289
Materials—9.9%
Chemicals—3.6%
BASF AG	5,539	818,604
Linde AG	3,812	502,063
Shin-Etsu Chemical Co., Ltd.	8,700	543,947
		1,864,614
Construction Materials—0.9%
Ciments Francais SA	2,847	487,426
Metals & Mining—5.4%
BHP Biliton PLC	13,687	421,586
JFE Holdings, Inc.	7,300	367,852
Norsk Hydro ASA	15,000	212,062
Rio Tinto PLC	4,586	480,464
Salzgitter AG	2,736	402,812
SSAB Svenskt Stal AB, Series A	15,600	418,748
Yamato Kogyo Co., Ltd.	11,700	478,835
		2,782,359

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2007

	Shares	Value
Telecommunication services—5.3%
Diversified Telecommunication Services—3.3%
Bezeq Israeli Telecommunication Corp., Ltd.	232,091	$430,629
Chunghwa Telecom Co., Ltd.	16,265	343,345
Telefonica O2 Czech Republic AS	19,825	593,507
Telekomunikacja Polska SA	35,876	326,877
		1,694,358
Wireless Telecommunication Services—2.0%
China Mobile Ltd.	30,000	519,882
KDDI Corp.	45	334,137
Philippine Long Distance Telephone Co., ADR	2,740	207,473
		1,061,492
Utilities—4.9%
Electric Utilities—4.4%
British Energy Group PLC	57,373	622,715
E.ON AG	5,566	1,181,806
Tenaga Nasional Berhad	161,300	466,668
		2,271,189
Gas Utilities—0.5%
Tokyo Gas Co., Ltd.	50,000	233,443
Total Common Stocks (cost of $39,839,365)		50,255,070
INVESTMENT COMPANIES—2.2%
iShares MSCI Brazil Index Fund	3,146	253,882
iShares MSCI EAFE Index Fund	11,463	899,845
Total Investment Companies (cost of $1,189,343)		1,153,727
	Contract Value
PURCHASED CALL OPTION—0.2%
VIX (CBOE SPX Volatility Index) Strike Price: $19 Expiring: March 2008	16,300	91,280
Total Purchased Call Option (cost of $80,359)		91,280

	Par	Value
SHORT-TERM OBLIGATION—1.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08, at 1.160%, collateralized by a U.S. Treasury Obligation maturing 02/15/25, market value of $585,900 (repurchase proceeds $573,037)	$573,000	$573,000
Total Short-Term Obligation (cost of $573,000)		573,000
Total Investments—100.7% (cost of $41,682,067) (c)		52,073,077
Other Assets & Liabilities, Net—(0.7)%		(366,524)
Net Assets—100.0%		$51,706,553

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $42,054,429.

At December 31, 2007, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$2,416,909	$2,414,303	03/18/08	$2,606
CHF	158,814	155,820	03/18/08	2,994
DKK	157,358	157,538	03/18/08	(180)
DKK	15,304	15,044	03/18/08	260
EUR	3,932,874	3,935,259	03/18/08	(2,385)
EUR	153,628	151,063	03/18/08	2,565
GBP	4,461,476	4,568,701	03/18/08	(107,225)
JPY	154,141	150,869	03/18/08	3,272
NZD	102,955	104,861	03/18/08	(1,906)
NZD	10,677	10,632	03/18/08	45
SEK	123,066	121,137	03/18/08	1,929
SGD	50,967	50,498	03/18/08	469
TWD	85,708	85,461	03/18/08	247
				$(97,309)

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2007

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$154,661	$152,624	03/18/08	$(2,037)
CAD	922,648	895,934	03/18/08	(26,714)
CAD	97,334	96,301	03/18/08	(1,033)
CHF	1,370,768	1,360,598	03/18/08	(10,170)
CZK	565,107	572,824	03/18/08	7,717
CZK	56,010	55,227	03/18/08	(783)
DKK	152,256	150,829	03/18/08	(1,427)
GBP	39,728	39,613	03/18/08	(115)
ILS	750,080	735,129	03/18/08	(14,951)
ILS	77,165	75,877	03/18/08	(1,288)
KRW	208,460	209,827	03/18/08	1,367
KRW	25,422	25,288	03/18/08	(134)
MYR	787,936	789,913	03/18/08	1,977
MYR	81,218	80,468	03/18/08	(750)
MXN	471,104	473,617	03/18/08	2,513
MXN	44,650	44,995	03/18/08	345
NOK	210,228	210,542	03/18/08	314
NOK	117,977	114,612	03/18/08	(3,365)
PLN	156,287	157,156	03/18/08	869
PLN	15,831	15,471	03/18/08	(360)
SEK	784,219	785,329	03/18/08	1,110
SGD	948,130	947,398	03/18/08	(732)
TWD	630,177	624,280	03/18/08	(5,897)
				$(53,544)

For the year ended December 31, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2006	—	—
Options written	170	$13,725
Options expired	(170)	(13,725)
Options outstanding at December 31, 2007	—	—

The Fund is invested in the following countries at December 31, 2007:

Country (Unaudited)	Value	% of Total Investments
Japan	$9,627,584	18.5
United Kingdom	6,536,770	12.6
Germany	5,000,709	9.6
Switzerland	4,510,508	8.7
France	4,091,963	7.9
United States*	2,888,694	5.5
Singapore	2,039,332	3.9
Spain	1,920,776	3.7
Sweden	1,789,103	3.4
China	1,383,461	2.7
Hong Kong	1,278,139	2.4
Finland	1,176,118	2.3
Australia	1,125,857	2.2
Netherlands	976,530	1.9
Norway	965,734	1.9
Malaysia	957,666	1.8
Canada	896,846	1.7
Ireland	808,774	1.5
Israel	752,735	1.4
Czech Republic	593,507	1.1
Denmark	522,847	1.0
Mexico	517,700	1.0
Poland	326,877	0.6
Belgium	289,861	0.6
United Arab Emirates	260,058	0.5
South Africa	214,686	0.4
Korea	209,958	0.4
Philippines	207,473	0.4
Taiwan	202,811	0.4
	$52,073,077	100.0

*Includes short-term obligation

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.
7

Statement of Assets and Liabilities

Columbia International Fund, Variable Series / December 31, 2007

Assets
Investments, at cost	$41,682,067
Investments, at value	$52,073,077
Cash	981
Foreign currency (cost of $20,661)	20,774
Unrealized appreciation on foreign forward currency contracts	30,599
Receivable for:
Investments sold	37,929
Fund shares sold	100,584
Interest	18
Dividends	58,227
Foreign tax reclaims	50,208
Expense reimbursement due from Investment Advisor	46,834
Trustees' deferred compensation plan	16,033
Total Assets	52,435,264
Liabilities
Unrealized depreciation on foreign forward currency contracts	181,452
Payable for:
Investments purchased	378,662
Fund shares repurchased	44,628
Investment advisory fee	38,916
Transfer agent fee	16
Pricing and bookkeeping fees	8,802
Trustees' fees	60
Audit fee	32,300
Custody fee	14,308
Distribution fee—Class B	1,405
Chief compliance officer expenses	150
Trustees' deferred compensation plan	16,033
Other liabilities	11,979
Total Liabilities	728,711
Net Assets	$51,706,553
Net Assets Consist of
Paid-in capital	$37,414,622
Undistributed net investment income	980,022
Accumulated net realized gain	3,068,297
Net unrealized appreciation (depreciation) on:
Investments	10,391,010
Foreign currency translations	(147,398)
Net Assets	$51,706,553
Class A:
Net assets	$47,252,598
Shares outstanding	21,995,409
Net asset value per share	$2.15
Class B:
Net assets	$4,453,955
Shares outstanding	2,091,715
Net asset value per share	$2.13

See Accompanying Notes to Financial Statements.
8

Statement of Operations

Columbia International Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Dividends	$1,825,762
Interest	14,480
Foreign taxes withheld	(169,172)
Total Investment Income	1,671,070
Expenses
Investment advisory fee	527,170
Distribution fee—Class B	13,621
Transfer agent fee	204
Pricing and bookkeeping fees	75,205
Trustees' fees	15,426
Custody fee	88,625
Chief compliance officer expenses	580
Other expenses	91,702
Total Expenses	812,533
Fees and expenses waived or reimbursed by Investment Advisor	(223,141)
Custody earnings credit	(123)
Net Expenses	589,269
Net Investment Income	1,081,801
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options
Net realized gain (loss) on:
Investments	9,651,530
Foreign currency transactions	197,479
Written options	76,762
Realized loss due to a trading error	(262)
Reimbursement of a trading loss by Investment Advisor (See Note 7)	262
Net realized gain	9,925,771
Net change in unrealized appreciation (depreciation) on:
Investments	(5,857,042)
Foreign currency translations	(154,248)
Net change in unrealized appreciation (depreciation)	(6,011,290)
Net Gain	3,914,481
Net Increase Resulting from Operations	$4,996,282

See Accompanying Notes to Financial Statements.
9

Statement of Changes in Net Assets

Columbia International Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$1,081,801	$1,071,147
Net realized gain on investments, foreign currency transactions and written options,
net of foreign capital gains tax	9,925,771	12,027,155
Net change in unrealized appreciation (depreciation) on investments and foreign
currency translations	(6,011,290)	1,842,392
Net Increase Resulting from Operations	4,996,282	14,940,694
Distributions to Shareholders
From net investment income:
Class A	(1,545,732)	(822,401)
Class B	(138,221)	(78,900)
From net realized gains:
Class A	(9,445,690)	(4,010,967)
Class B	(915,934)	(445,969)
Total Distributions to Shareholders	(12,045,577)	(5,358,237)
Share Transactions
Class A:
Subscriptions	1,455,427	2,064,067
Distributions reinvested	10,991,422	4,833,368
Redemptions	(18,063,567)	(17,795,500)
Net Decrease	(5,616,718)	(10,898,065)
Class B:
Subscriptions	101,089	199,310
Distributions reinvested	1,054,155	524,869
Redemptions	(2,550,289)	(1,415,539)
Net Decrease	(1,395,045)	(691,360)
Net Decrease from Share Transactions	(7,011,763)	(11,589,425)
Total Decrease in Net Assets	(14,061,058)	(2,006,968)
Net Assets
Beginning of period	65,767,611	67,774,579
End of period	$51,706,553	$65,767,611
Undistributed net investment income at end of period	$980,022	$1,241,495
Changes in Shares
Class A:
Subscriptions	603,794	889,868
Distributions reinvested	4,758,191	2,207,018
Redemptions	(7,439,978)	(7,608,021)
Net Decrease	(2,077,993)	(4,511,135)
Class B:
Subscriptions	44,392	84,355
Distributions reinvested	460,330	240,766
Redemptions	(1,048,627)	(609,784)
Net Decrease	(543,905)	(284,663)

See Accompanying Notes to Financial Statements.
10

Financial Highlights

Columbia International Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007		2006	2005	2004		2003
Net Asset Value, Beginning of Period	$2.46		$2.15	$1.90	$1.69		$1.26
Income from Investment Operations:
Net investment income (a)	0.04		0.04	0.03	0.02		0.03
Net realized and unrealized gain on investments, foreign currency and written options, net of foreign capital gains tax	0.19		0.48	0.22	0.21		0.42
Total from Investment Operations	0.23		0.52	0.25	0.23		0.45
Less Distributions to Shareholders:
From net investment income	(0.08)		(0.04)	—	(0.02)		(0.02)
From net realized gains	(0.46)		(0.17)	—	—		—
Total Distributions to Shareholders	(0.54)		(0.21)	—	(0.02)		(0.02)
Net Asset Value, End of Period	$2.15		$2.46	$2.15	$1.90		$1.69
Total return (b)(c)(d)	7.79	%(e)	25.17%	13.16%	13.73	%(f)	35.54%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.95%		0.95%	0.95%	0.95%		0.97%
Waiver/Reimbursement	0.37%		0.28%	0.20%	0.21%		0.18%
Net investment income (g)	1.81%		1.64%	1.49%	0.98%		1.84%
Portfolio turnover rate	69%		90%	67%	101%		104%
Net assets, end of period (000's)	$47,253		$59,317	$61,525	$70,391		$75,184

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
11

Notes to Financial Statements

Columbia International Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia International Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is operating as a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks long-term growth.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation— Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

12

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2007

Forward Foreign Currency Exchange Contracts— Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund is also exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

13

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2007

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for Passive Foreign Investment Company adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$340,679	$(340,678)	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$3,804,596	$1,136,289
Long-Term Capital Gains	8,240,981	4,221,948

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$2,402,299	$6,744,084	$10,018,648

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, changes in the value of assets and liabilities resulting from changes in exchange rates, the realization for tax-purposes of unrealized gains on certain forward foreign currency contracts and capital loss carryforwards.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$12,164,235
Unrealized depreciation	(2,145,587)
Net unrealized appreciation	$10,018,648

14

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2007

The following capital loss carryforwards, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$252,102
2009	1,231,569
2010	3,027,462
2011	339,845
$4,850,978

Of the capital loss carryforwards attributable to the Fund, $519,018 ($173,006 expiring 12/31/08, $173,006 expiring 12/31/09 and $173,006 expiring 12/31/10) remain from the Fund's merger with Colonial International Horizons Fund, Variable Series and $237,288 ($79,096 expiring 12/31/08, $79,096 expiring 12/31/09 and $79,096 expiring 12/31/10) remain from the Fund's merger with Colonial Global Equity Fund, Variable Series. Utilization of these losses, as well as the remaining capital loss carryforwards of the Fund, could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $13,126,434 were utilized during the year ended December 31, 2007.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
$1 billion to $1.5 billion	0.77%
$1.5 billion to $3 billion	0.72%
$3 billion to $6 billion	0.70%
Over $6 billion	0.68%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.87% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct

15

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2007

internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits to the Fund's custodian, do not exceed 0.95% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $41,304,047 and $58,694,848, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that held 91.9% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of

16

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2007

credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Other

During the year ended December 31, 2007, the Fund had a realized investment loss in the amount of $262 due to a trading error. Columbia voluntarily reimbursed the Fund for the entire loss.

Note 9. Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the

17

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2007

amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia International Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia International Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

19

Federal Income Tax Information (Unaudited)

Columbia International Fund, Variable Series

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $6,792,719.

Foreign taxes paid during the fiscal year ended December 31, 2007, amounting to $169,172 ($0.01 per share) are expected to be passed through to shareholders.

Gross income derived from sources within foreign countries amounted to $1,825,762 ($0.08 per share) for the fiscal year ended December 31, 2007.

20

Fund Governance

Columbia International Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr.(Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President — Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

21

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

22

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

23

Board Consideration and Approval of Investment Advisory Agreements

Columbia International Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but

24

included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia International Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the fourth quintile for the three-year period, in the second quintile for the five-year period, and in the fifth quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia International Fund, Variable Series' total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

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Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

26

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia International Fund, Variable Series

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

27

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs

28

incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to

29

this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an

30

effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia International Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138955-1207 (02/08) 08-49647

Columbia International Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class B

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia International Fund, Variable Series / December 31, 2007

Columbia International Fund, Variable Series seeks long-term growth.

Fred Copper, the lead manager, has managed or co-managed the fund since October 2005. Tim Anderson, Jasmine Huang, Paul DiGiacomo and Daisuke Nomoto have co-managed the fund since May 2006.

During a year that was generally favorable for international stocks, the fund benefited from its investments in emerging markets. However, it underperformed its benchmark, the MSCI EAFE Index1 and its peer group, the Morningstar Foreign Large Blend VIT Category2 because of its emphasis on stocks that are linked to global economic growth at a time when investors became concerned that the global economy might slow. Our approach was most hampered in relationship to the German stock market, in which the fund had a relatively large position.

In addition, the fund did not participate in the gains generated by companies with relatively high stock valuations, which investors continued to bid up to levels that we judged to be inconsistent with their earnings prospects. As a rule, we tend to avoid such companies as part of our investment approach so we did not participate in this run-up, which we believe is likely to be short lived.

Global growth was a theme throughout the year

The portfolio's focus on global growth was reflected in an overweight in Germany and an out-of-index weight in China. While investments in Germany did well in the first half of the year, they lost ground in the second half, as concerns arose about a slowdown in the global economy. The German market was also affected by the strength of the euro which made the country's products more expensive to foreign buyers. Despite this setback, we did not reduce the portfolio's exposure to Germany. We believe that the problems in Germany are short term and that we could be rewarded for our emphasis on German companies involved in infrastructure development in the emerging markets as well as those in the alternative energy and agricultural businesses. In Germany, BASF AG, a diversified chemical company (1.6% of net assets), continued to benefit performance. Salzgitter AG (0.8% of net assets), a steel company that had been one of the fund's strongest performers in prior periods, declined because of the potential pullback in economic growth. However, it still made a modest positive contribution to the fund's return.

China was less affected by concerns about global growth, as its economy enjoys both high domestic demand and exports to other emerging markets. In China, Yanzhou Coal Mining Co., Ltd. and PetroChina Co., Ltd. (0.8% and 0.9% of net assets, respectively) were among the best performers, as the country's demand for energy continued to rise.

Added to Hong Kong, Middle East and emerging market holdings

We increased exposure to Hong Kong, a market that was particularly attractive because its currency is pegged to the U.S. dollar, its interest-rate policy is linked to U.S. monetary policy but its economy is tied to China. Hong Kong benefited from economic growth in China, but it was also buoyed by the decline in U.S. interest rates. We also initiated an investment in the Middle East, adding Emaar Properties (0.5% of net assets), the largest property developer in the United Arab Emirates. As petrodollars flow into the Middle East, governments are spending significant amounts on infrastructure development, which we believe should benefit Emaar.

Finding opportunity in market weakness

While we believe that emerging markets will hold up well, developed markets could experience weakness at least for the short term. We are encouraged that central banks have started to provide sources of financing to the global markets either by trimming interest rates or by freezing them at current levels. Ultimately, we believe that lower interest rates and a reduction in the cost of financing should clear the credit gridlock that resulted from the subprime mortgage crisis and jump start the global economy again. While it may be some months before we see a global economic turnaround, we plan to use current volatility in the markets to invest in new opportunities and/or add to positions whose valuations have become more attractive.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in the Columbia International Fund, Variable Series may present certain risks, including stock market fluctuations that occur in response to economic and business developments. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Since the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

Holdings are disclosed as of December 31, 2007 and are subject to change.

1  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia International Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class B (06/01/00)	7.18	18.29	6.96
MSCI EAFE Index	11.17	21.59	8.66

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class B	2.45	2.13

Annual operating expense ratio (%)*
Class B	1.48

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 01/01/981 – 12/31/07

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns shown for the periods prior to the inception of the newer class of shares would be lower.

1 Inception date of Class A shares (oldest existing share class) is May 2, 1994.

2

Understanding Your Expenses

Columbia International Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	954.88	1,019.16	5.91	6.11	1.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia International Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—97.2%
Consumer Discretionary—11.0%
Auto Components—2.8%
Continental AG	2,960	$383,848
Denso Corp.	11,800	479,568
Stanley Electric Co., Ltd.	15,300	381,050
Toyota Boshoku Corp.	6,400	207,128
		1,451,594
Automobiles—2.2%
Dongfeng Motor Group Co., Ltd., Class H	504,000	351,749
Peugeot SA	3,964	298,013
Toyota Motor Corp.	8,700	468,278
		1,118,040
Hotels, Restaurants & Leisure—1.9%
Genting Berhad	118,800	281,450
Kangwon Land, Inc.	8,040	209,958
Paddy Power PLC	14,806	487,083
		978,491
Household Durables—0.9%
JM AB	6,800	137,509
Matsushita Electric Industrial Co., Ltd.	16,000	327,334
		464,843
Leisure Equipment & Products—0.6%
Nikon Corp.	10,000	341,124
Media—1.4%
Vivendi	15,809	720,374
Specialty Retail—0.7%
Esprit Holdings Ltd.	23,900	353,981
Textiles, Apparel & Luxury Goods—0.5%
Nisshinbo Industries, Inc.	23,000	280,823
Consumer Staples—8.2%
Beverages—2.2%
Fomento Economico Mexicano SAB de CV, ADR	13,563	517,700
Heineken NV	9,758	628,462
		1,146,162
Food & Staples Retailing—0.8%
Massmart Holdings Ltd.	20,455	214,686
Metro, Inc., Class A	7,382	197,088
		411,774
Food Products—2.7%
China Milk Products Group Ltd.	277,000	209,558
Nestle SA, Registered Shares	736	337,245
Toyo Suisan Kaisha Ltd.	16,000	290,824
Unilever PLC	14,741	552,815
		1,390,442
Personal Products—0.4%
Shiseido Co., Ltd.	9,000	213,227

	Shares	Value
Tobacco—2.1%
Imperial Tobacco Group PLC	6,843	$372,563
Japan Tobacco, Inc.	120	711,529
		1,084,092
Energy—7.8%
Energy Equipment & Services—1.3%
Technip SA	4,009	317,073
TGS Nopec Geophysical Co. ASA (a)	25,000	339,355
		656,428
Oil, Gas & Consumable Fuels—6.5%
BP PLC	63,890	781,348
PetroChina Co., Ltd., Class H	258,000	455,292
Royal Dutch Shell PLC, Class B	9,867	412,673
StatoilHydro ASA	13,400	414,317
Total SA	10,901	904,670
Yanzhou Coal Mining Co., Ltd., Class H	208,000	404,003
		3,372,303
Financials—24.6%
Capital Markets—3.1%
Credit Suisse Group, Registered Shares	11,123	668,797
Deutsche Bank AG, Registered Shares	5,618	726,691
UBS AG, Registered Shares	3,809	176,888
		1,572,376
Commercial Banks—14.9%
Australia & New Zealand Banking Group Ltd.	12,461	298,804
Banco Bilbao Vizcaya Argentaria SA	34,350	843,677
Banco Santander SA	49,856	1,077,100
Bank of Ireland	21,699	321,691
Barclays PLC	59,813	605,878
BNP Paribas	7,166	770,309
Bumiputra-Commerce Holdings Berhad	63,600	209,547
DBS Group Holdings Ltd.	23,000	325,948
HBOS PLC	15,437	223,847
HSBC Holdings PLC	36,377	610,208
Industrial & Commercial Bank of China, Class H	243,000	172,417
Mizuho Financial Group, Inc.	61	289,387
Societe Generale	4,157	594,097
Swedbank AB, Class A	9,300	260,552
United Overseas Bank Ltd.	44,000	609,028
Westpac Banking Corp.	20,983	511,287
		7,723,777
Consumer Finance—0.4%
ORIX Corp.	1,140	190,637

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2007

	Shares	Value
Diversified Financial Services—0.6%
Fortis	11,154	$289,861
Insurance—3.8%
Aviva PLC	24,305	322,823
Axis Capital Holdings Ltd.	11,358	442,622
Baloise Holding AG, Registered Shares	4,293	423,491
Brit Insurance Holdings PLC	77,070	348,099
Swiss Reinsurance, Registered Shares	6,154	431,688
		1,968,723
Real Estate Management & Development—1.8%
Emaar Properties PJSC	64,100	260,058
Hongkong Land Holdings Ltd.	58,000	284,721
Swire Pacific Ltd., Class A	29,500	404,275
		949,054
Health Care—7.3%
Pharmaceuticals—7.3%
AstraZeneca PLC	13,972	600,356
Biovail Corp.	27,472	369,773
Kyowa Hakko Kogyo Co., Ltd.	13,591	144,814
Novartis AG, Registered Shares	18,627	1,014,766
Novo-Nordisk A/S, Class B	3,850	251,317
Roche Holding AG, Genusschein Shares	3,804	655,244
Takeda Pharmaceutical Co., Ltd.	7,200	420,893
Teva Pharmaceutical Industries Ltd., ADR	6,930	322,106
		3,779,269
Industrials—10.1%
Aerospace & Defense—0.8%
MTU Aero Engines Holding AG	7,193	417,679
Rolls-Royce Group PLC, Class B (b)	730,028	1,453
		419,132
Airlines—0.3%
British Airways PLC (a)	29,464	179,941
Building Products—0.9%
Geberit AG, Registered Shares	3,257	444,040
Commercial Services & Supplies—0.7%
Randstad Holding NV	8,766	348,068
Construction & Engineering—0.6%
Peab AB	21,500	219,161
Peab Industri AB, Class B (a)	10,900	95,304
		314,465
Electrical Equipment—1.1%
Mitsubishi Electric Corp.	31,000	320,164
Vestas Wind Systems A/S (a)	2,540	271,530
		591,694
Industrial Conglomerates—1.0%
Keppel Corp. Ltd.	58,000	519,200

	Shares	Value
Machinery—3.1%
Georg Fischer AG, Registered Shares	585	$358,348
Glory Ltd.	9,200	213,615
Komatsu Ltd.	14,000	378,532
SKF AB, Class B	17,800	298,196
Volvo AB, Class B	21,700	359,634
		1,608,325
Marine—0.4%
U-Ming Marine Transport Corp.	75,000	202,811
Trading Companies & Distributors—1.2%
Hitachi High-Technologies Corp.	6,300	137,548
Itochu Corp.	48,000	466,418
		603,966
Information Technology—8.1%
Communications Equipment—2.3%
Nokia Oyj	30,545	1,176,118
Electronic Equipment & Instruments—1.1%
FUJIFILM Holdings Corp.	13,700	580,717
Internet Software & Services—1.1%
United Internet AG, Registered Shares	23,530	567,207
IT Services—1.3%
CGI Group, Inc., Class A (a)	28,100	329,985
Computershare Ltd.	36,444	315,766
		645,751
Office Electronics—0.9%
Canon, Inc.	10,100	461,472
Semiconductors & Semiconductor Equipment—0.7%
Verigy Ltd. (a)	13,824	375,598
Software—0.7%
Nintendo Co., Ltd.	600	364,289
Materials—9.9%
Chemicals—3.6%
BASF AG	5,539	818,604
Linde AG	3,812	502,063
Shin-Etsu Chemical Co., Ltd.	8,700	543,947
		1,864,614
Construction Materials—0.9%
Ciments Francais SA	2,847	487,426
Metals & Mining—5.4%
BHP Biliton PLC	13,687	421,586
JFE Holdings, Inc.	7,300	367,852
Norsk Hydro ASA	15,000	212,062
Rio Tinto PLC	4,586	480,464
Salzgitter AG	2,736	402,812
SSAB Svenskt Stal AB, Series A	15,600	418,748
Yamato Kogyo Co., Ltd.	11,700	478,835
		2,782,359

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2007

	Shares	Value
Telecommunication services—5.3%
Diversified Telecommunication Services—3.3%
Bezeq Israeli Telecommunication Corp., Ltd.	232,091	$430,629
Chunghwa Telecom Co., Ltd.	16,265	343,345
Telefonica O2 Czech Republic AS	19,825	593,507
Telekomunikacja Polska SA	35,876	326,877
		1,694,358
Wireless Telecommunication Services—2.0%
China Mobile Ltd.	30,000	519,882
KDDI Corp.	45	334,137
Philippine Long Distance Telephone Co., ADR	2,740	207,473
		1,061,492
Utilities—4.9%
Electric Utilities—4.4%
British Energy Group PLC	57,373	622,715
E.ON AG	5,566	1,181,806
Tenaga Nasional Berhad	161,300	466,668
		2,271,189
Gas Utilities—0.5%
Tokyo Gas Co., Ltd.	50,000	233,443
Total Common Stocks (cost of $39,839,365)		50,255,070
INVESTMENT COMPANIES—2.2%
iShares MSCI Brazil Index Fund	3,146	253,882
iShares MSCI EAFE Index Fund	11,463	899,845
Total Investment Companies (cost of $1,189,343)		1,153,727
	Contract Value
PURCHASED CALL OPTION—0.2%
VIX (CBOE SPX Volatility Index) Strike Price: $19 Expiring: March 2008	16,300	91,280
Total Purchased Call Option (cost of $80,359)		91,280

	Par	Value
SHORT-TERM OBLIGATION—1.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08, at 1.160%, collateralized by a U.S. Treasury Obligation maturing 02/15/25, market value of $585,900 (repurchase proceeds $573,037)	$573,000	$573,000
Total Short-Term Obligation (cost of $573,000)		573,000
Total Investments—100.7% (cost of $41,682,067) (c)		52,073,077
Other Assets & Liabilities, Net—(0.7)%		(366,524)
Net Assets—100.0%		$51,706,553

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $42,054,429.

At December 31, 2007, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$2,416,909	$2,414,303	03/18/08	$2,606
CHF	158,814	155,820	03/18/08	2,994
DKK	157,358	157,538	03/18/08	(180)
DKK	15,304	15,044	03/18/08	260
EUR	3,932,874	3,935,259	03/18/08	(2,385)
EUR	153,628	151,063	03/18/08	2,565
GBP	4,461,476	4,568,701	03/18/08	(107,225)
JPY	154,141	150,869	03/18/08	3,272
NZD	102,955	104,861	03/18/08	(1,906)
NZD	10,677	10,632	03/18/08	45
SEK	123,066	121,137	03/18/08	1,929
SGD	50,967	50,498	03/18/08	469
TWD	85,708	85,461	03/18/08	247
				$(97,309)

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2007

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$154,661	$152,624	03/18/08	$(2,037)
CAD	922,648	895,934	03/18/08	(26,714)
CAD	97,334	96,301	03/18/08	(1,033)
CHF	1,370,768	1,360,598	03/18/08	(10,170)
CZK	565,107	572,824	03/18/08	7,717
CZK	56,010	55,227	03/18/08	(783)
DKK	152,256	150,829	03/18/08	(1,427)
GBP	39,728	39,613	03/18/08	(115)
ILS	750,080	735,129	03/18/08	(14,951)
ILS	77,165	75,877	03/18/08	(1,288)
KRW	208,460	209,827	03/18/08	1,367
KRW	25,422	25,288	03/18/08	(134)
MYR	787,936	789,913	03/18/08	1,977
MYR	81,218	80,468	03/18/08	(750)
MXN	471,104	473,617	03/18/08	2,513
MXN	44,650	44,995	03/18/08	345
NOK	210,228	210,542	03/18/08	314
NOK	117,977	114,612	03/18/08	(3,365)
PLN	156,287	157,156	03/18/08	869
PLN	15,831	15,471	03/18/08	(360)
SEK	784,219	785,329	03/18/08	1,110
SGD	948,130	947,398	03/18/08	(732)
TWD	630,177	624,280	03/18/08	(5,897)
				$(53,544)

For the year ended December 31, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2006	—	—
Options written	170	$13,725
Options expired	(170)	(13,725)
Options outstanding at December 31, 2007	—	—

The Fund is invested in the following countries at December 31, 2007:

Country (Unaudited)	Value	% of Total Investments
Japan	$9,627,584	18.5
United Kingdom	6,536,770	12.6
Germany	5,000,709	9.6
Switzerland	4,510,508	8.7
France	4,091,963	7.9
United States*	2,888,694	5.5
Singapore	2,039,332	3.9
Spain	1,920,776	3.7
Sweden	1,789,103	3.4
China	1,383,461	2.7
Hong Kong	1,278,139	2.4
Finland	1,176,118	2.3
Australia	1,125,857	2.2
Netherlands	976,530	1.9
Norway	965,734	1.9
Malaysia	957,666	1.8
Canada	896,846	1.7
Ireland	808,774	1.5
Israel	752,735	1.4
Czech Republic	593,507	1.1
Denmark	522,847	1.0
Mexico	517,700	1.0
Poland	326,877	0.6
Belgium	289,861	0.6
United Arab Emirates	260,058	0.5
South Africa	214,686	0.4
Korea	209,958	0.4
Philippines	207,473	0.4
Taiwan	202,811	0.4
	$52,073,077	100.0

*Includes short-term obligation

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.
7

Statement of Assets and Liabilities

Columbia International Fund, Variable Series / December 31, 2007

Assets
Investments, at cost	$41,682,067
Investments, at value	$52,073,077
Cash	981
Foreign currency (cost of $20,661)	20,774
Unrealized appreciation on foreign forward currency contracts	30,599
Receivable for:
Investments sold	37,929
Fund shares sold	100,584
Interest	18
Dividends	58,227
Foreign tax reclaims	50,208
Expense reimbursement due from Investment Advisor	46,834
Trustees' deferred compensation plan	16,033
Total Assets	52,435,264
Liabilities
Unrealized depreciation on foreign forward currency contracts	181,452
Payable for:
Investments purchased	378,662
Fund shares repurchased	44,628
Investment advisory fee	38,916
Transfer agent fee	16
Pricing and bookkeeping fees	8,802
Trustees' fees	60
Audit fee	32,300
Custody fee	14,308
Distribution fee—Class B	1,405
Chief compliance officer expenses	150
Trustees' deferred compensation plan	16,033
Other liabilities	11,979
Total Liabilities	728,711
Net Assets	$51,706,553
Net Assets Consist of
Paid-in capital	$37,414,622
Undistributed net investment income	980,022
Accumulated net realized gain	3,068,297
Net unrealized appreciation (depreciation) on:
Investments	10,391,010
Foreign currency translations	(147,398)
Net Assets	$51,706,553
Class A:
Net assets	$47,252,598
Shares outstanding	21,995,409
Net asset value per share	$2.15
Class B:
Net assets	$4,453,955
Shares outstanding	2,091,715
Net asset value per share	$2.13

See Accompanying Notes to Financial Statements.
8

Statement of Operations

Columbia International Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Dividends	$1,825,762
Interest	14,480
Foreign taxes withheld	(169,172)
Total Investment Income	1,671,070
Expenses
Investment advisory fee	527,170
Distribution fee—Class B	13,621
Transfer agent fee	204
Pricing and bookkeeping fees	75,205
Trustees' fees	15,426
Custody fee	88,625
Chief compliance officer expenses	580
Other expenses	91,702
Total Expenses	812,533
Fees and expenses waived or reimbursed by Investment Advisor	(223,141)
Custody earnings credit	(123)
Net Expenses	589,269
Net Investment Income	1,081,801
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options
Net realized gain (loss) on:
Investments	9,651,530
Foreign currency transactions	197,479
Written options	76,762
Realized loss due to a trading error	(262)
Reimbursement of a trading loss by Investment Advisor (See Note 7)	262
Net realized gain	9,925,771
Net change in unrealized appreciation (depreciation) on:
Investments	(5,857,042)
Foreign currency translations	(154,248)
Net change in unrealized appreciation (depreciation)	(6,011,290)
Net Gain	3,914,481
Net Increase Resulting from Operations	$4,996,282

See Accompanying Notes to Financial Statements.
9

Statement of Changes in Net Assets

Columbia International Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$1,081,801	$1,071,147
Net realized gain on investments, foreign currency transactions and written options, net of foreign capital gains tax	9,925,771	12,027,155
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(6,011,290)	1,842,392
Net Increase Resulting from Operations	4,996,282	14,940,694
Distributions to Shareholders
From net investment income:
Class A	(1,545,732)	(822,401)
Class B	(138,221)	(78,900)
From net realized gains:
Class A	(9,445,690)	(4,010,967)
Class B	(915,934)	(445,969)
Total Distributions to Shareholders	(12,045,577)	(5,358,237)
Share Transactions
Class A:
Subscriptions	1,455,427	2,064,067
Distributions reinvested	10,991,422	4,833,368
Redemptions	(18,063,567)	(17,795,500)
Net Decrease	(5,616,718)	(10,898,065)
Class B:
Subscriptions	101,089	199,310
Distributions reinvested	1,054,155	524,869
Redemptions	(2,550,289)	(1,415,539)
Net Decrease	(1,395,045)	(691,360)
Net Decrease from Share Transactions	(7,011,763)	(11,589,425)
Total Decrease in Net Assets	(14,061,058)	(2,006,968)
Net Assets
Beginning of period	65,767,611	67,774,579
End of period	$51,706,553	$65,767,611
Undistributed net investment income at end of period	$980,022	$1,241,495
Changes in Shares
Class A:
Subscriptions	603,794	889,868
Distributions reinvested	4,758,191	2,207,018
Redemptions	(7,439,978)	(7,608,021)
Net Decrease	(2,077,993)	(4,511,135)
Class B:
Subscriptions	44,392	84,355
Distributions reinvested	460,330	240,766
Redemptions	(1,048,627)	(609,784)
Net Decrease	(543,905)	(284,663)

See Accompanying Notes to Financial Statements.
10

Financial Highlights

Columbia International Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007		2006	2005	2004		2003
Net Asset Value, Beginning of Period	$2.45		$2.14	$1.90	$1.69		$1.26
Income from Investment Operations:
Net investment income (a)	0.04		0.03	0.02	0.01		0.03
Net realized and unrealized gain on investments, foreign currency, foreign capital gains tax and written options	0.17		0.48	0.22	0.22		0.41
Total from Investment Operations	0.21		0.51	0.24	0.23		0.44
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.03)	—	(0.02)		(0.01)
From net realized gains	(0.46)		(0.17)	—	—		—
Total Distributions to Shareholders	(0.53)		(0.20)	—	(0.02)		(0.01)
Net Asset Value, End of Period	$2.13		$2.45	$2.14	$1.90		$1.69
Total return (b)(c)(d)	7.18	%(e)	25.04%	12.63%	13.48	%(f)	35.21%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.20%		1.20%	1.20%	1.20%		1.22%
Waiver/Reimbursement	0.37%		0.28%	0.20%	0.21%		0.18%
Net investment income (g)	1.55%		1.37%	1.20%	0.72%		1.71%
Portfolio turnover rate	69%		90%	67%	101%		104%
Net assets, end of period (000's)	$4,454		$6,450	$6,249	$6,792		$6,817

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
11

Notes to Financial Statements

Columbia International Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia International Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is operating as a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks long-term growth.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation— Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

12

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2007

Forward Foreign Currency Exchange Contracts— Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund is also exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

13

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2007

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for Passive Foreign Investment Company adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$340,679	$(340,678)	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$3,804,596	$1,136,289
Long-Term Capital Gains	8,240,981	4,221,948

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$2,402,299	$6,744,084	$10,018,648

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, changes in the value of assets and liabilities resulting from changes in exchange rates, the realization for tax-purposes of unrealized gains on certain forward foreign currency contracts and capital loss carryforwards.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$12,164,235
Unrealized depreciation	(2,145,587)
Net unrealized appreciation	$10,018,648

14

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2007

The following capital loss carryforwards, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$252,102
2009	1,231,569
2010	3,027,462
2011	339,845
$4,850,978

Of the capital loss carryforwards attributable to the Fund, $519,018 ($173,006 expiring 12/31/08, $173,006 expiring 12/31/09 and $173,006 expiring 12/31/10) remain from the Fund's merger with Colonial International Horizons Fund, Variable Series and $237,288 ($79,096 expiring 12/31/08, $79,096 expiring 12/31/09 and $79,096 expiring 12/31/10) remain from the Fund's merger with Colonial Global Equity Fund, Variable Series. Utilization of these losses, as well as the remaining capital loss carryforwards of the Fund, could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $13,126,434 were utilized during the year ended December 31, 2007.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
$1 billion to $1.5 billion	0.77%
$1.5 billion to $3 billion	0.72%
$3 billion to $6 billion	0.70%
Over $6 billion	0.68%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.87% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses.

15

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2007

Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits to the Fund's custodian, do not exceed 0.95% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $41,304,047 and $58,694,848, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that held 91.9% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal

16

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2007

Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Other

During the year ended December 31, 2007, the Fund had a realized investment loss in the amount of $262 due to a trading error. Columbia voluntarily reimbursed the Fund for the entire loss.

Note 9. Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

17

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2007

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class B Shareholders of Columbia International Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia International Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

19

Federal Income Tax Information (Unaudited)

Columbia International Fund, Variable Series

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $6,792,719.

Foreign taxes paid during the fiscal year ended December 31, 2007, amounting to $169,172 ($0.01 per share) are expected to be passed through to shareholders.

Gross income derived from sources within foreign countries amounted to $1,825,762 ($0.08 per share) for the fiscal year ended December 31, 2007.

20

Fund Governance

Columbia International Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr.(Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President — Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

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Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

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Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of Investment Advisory Agreements

Columbia International Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but

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included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia International Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the fourth quintile for the three-year period, in the second quintile for the five-year period, and in the fifth quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia International Fund, Variable Series' total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

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Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia International Fund, Variable Series

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs

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incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to

29

this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an

30

effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,
Steven E. Asher

31

Important Information About This Report

A description of the policies and procedures that Columbia International Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138956-1207 (02/08) 08-51143

Columbia Large Cap Value Fund, Variable Series

Columbia Funds Variable Insurance Trust

Class A

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

Columbia Large Cap Value Fund, Variable Series seeks long-term growth and income.

Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and Noah J. Petrucci are co-managers of the fund.

For the 12-month period that ended December 31, 2007, Columbia Large Cap Value Fund, Variable Series outperformed both its benchmark, the Russell 1000 Value Index1, and the average return of its peer group, the Morningstar Large Cap Value VIT Category2. Positive stock selection within the energy, industrials and healthcare sectors drove the fund's strong relative performance. Select technology holdings also performed well for the fund.

Oil and aerospace holdings provided a tailwind for returns

An emphasis on holdings in the oil and gas group helped the fund's return during the period, boosted by a run-up in oil prices. Standout performers included firms that provided direct exposure to oil production, such as Occidental Petroleum Corp. (2.7% of net assets), which also benefited from a large cash position and low exploration costs. Hess Corp. (1.9% of net assets) was helped by news of a potential new discovery.

In the industrials sector, suppliers of systems and services to the aerospace and defense industry benefited from a strong build-and-replacement cycle for airplanes. This strength was broad-based, lifting the share price of several of the fund's holdings, including L-3 Communications Holdings, Inc., Goodrich Corp. and United Technologies Corp. (1.0%, 1.1% and 2.0% of net assets, respectively). Exposure to the electrical equipment segment of the industrials sector also helped returns. Fund holding ABB Ltd. (0.6% of net assets), which builds electrical plants around the globe, benefited from continued expansion of the global energy infrastructure.

Health care and technology holdings aided performance

Stock selection in health care was also a positive for the fund. Pharmacy benefit manager Medco Health Solutions, Inc. (0.5% of net assets) experienced a tailwind from the proliferation of generic drugs and the firm's relative competitive strength. An investment in pharmaceutical giant Merck & Co., Inc. (1.8% of net assets) also helped the fund's return, as the company continued to bolster its product line while implementing cost-saving initiatives.

Despite broader declines in the technology sector, two of the fund's technology holdings contributed positively to returns during the period. Hewlett Packard Co. (2.0% of net assets) continued to improve its cost structure and the efficiency of its business model. NVIDIA Corp. (0.5% of net assets) saw sales of its high-end graphic chips rise, boosted by the recent introduction of Microsoft's VISTA operating system. Another top performer for the fund was Public Service Enterprise Group, Inc. (1.1% of net assets), an electric utility company that benefited from higher rates as municipal contracts were re-priced.

Retail and homebuilder stocks were detractors

While the fund had less exposure than the index to the consumer discretionary sector—which helped relative performance—select holdings were detractors. In particular, department stores Macy's, Inc. and J.C. Penney Co., Inc. (0.8% and 0.6% of net assets, respectively) performed poorly due to weakness in consumer sales and, in the case of J.C. Penney, due to excess inventory that caused increased mark-downs. Nevertheless, we believe that the fund is well-positioned in such retailers, which may be among the first to benefit from an uptick in consumer spending. An overweight in homebuilders Lennar Corp. and Centex Corp. earlier in the period also hurt performance, as new home sales fell under pressure. We subsequently exited both names. Finally, while the financials sector generally hurt returns, the fund's light exposure relative to the index (25.7% for the fund versus 33.0% for the index) was a positive.

A challenging market ahead

Heading into 2008, evidence of an economic slowdown is growing while expectations remain high for future Federal Reserve Board rate cuts. As in prior periods, we will focus on selecting companies with good valuations and margin expansion opportunities. We believe that this time-tested process should serve Fund shareholders well over the near- and long-term.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class A (07/05/94)	2.74	11.97	6.65
Russell 1000 Value Index	-0.17	14.63	7.68

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class A	19.61	18.55

Annual operating expense ratio (%)*
Class A	0.87

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 01/01/98 – 12/31/07 ($)

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	959.42	1,021.17	3.95	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—94.6%
Consumer Discretionary—5.0%
Automobiles—0.2%
General Motors Corp.	16,200	$403,218
Hotels, Restaurants & Leisure—0.8%
McDonald's Corp.	31,405	1,850,069
Household Durables—2.0%
Newell Rubbermaid, Inc.	83,100	2,150,628
Sony Corp., ADR	39,800	2,161,140
		4,311,768
Multiline Retail—1.4%
J.C. Penney Co., Inc.	30,100	1,324,099
Macy's, Inc.	69,700	1,803,139
		3,127,238
Textiles, Apparel & Luxury Goods—0.6%
V.F. Corp.	20,700	1,421,262
Consumer Staples—9.7%
Beverages—0.9%
Diageo PLC, ADR	24,157	2,073,396
Food & Staples Retailing—1.0%
Sysco Corp.	67,500	2,106,675
Food Products—1.4%
ConAgra Foods, Inc.	131,400	3,126,006
Household Products—0.6%
Colgate-Palmolive Co.	17,500	1,364,300
Personal Products—0.9%
Avon Products, Inc.	53,000	2,095,090
Tobacco—4.9%
Altria Group, Inc.	64,316	4,861,003
Loews Corp. - Carolina Group	69,300	5,911,290
		10,772,293
Energy—15.3%
Energy Equipment & Services—1.5%
Halliburton Co.	45,148	1,711,561
Weatherford International Ltd. (a)	24,000	1,646,400
		3,357,961
Oil, Gas & Consumable Fuels—13.8%
ConocoPhillips	53,086	4,687,493
Exxon Mobil Corp.	118,494	11,101,703
Hess Corp. (b)	42,000	4,236,120
Newfield Exploration Co. (a)(c)	38,000	2,002,600
Occidental Petroleum Corp.	78,000	6,005,220
XTO Energy, Inc. (c)	47,500	2,439,600
		30,472,736
Financials—25.7%
Capital Markets—2.1%
Goldman Sachs Group, Inc.	6,400	1,376,320
Morgan Stanley	28,400	1,508,324
State Street Corp.	21,100	1,713,320
		4,597,964

	Shares	Value
Commercial Banks—7.4%
Marshall & Ilsley Corp. (c)	51,579	$1,365,812
PNC Financial Services Group, Inc. (c)	36,590	2,402,133
U.S. Bancorp	145,246	4,610,108
Wachovia Corp.	88,889	3,380,449
Wells Fargo & Co.	155,910	4,706,923
		16,465,425
Diversified Financial Services—4.7%
Citigroup, Inc.	125,955	3,708,115
JPMorgan Chase & Co.	152,292	6,647,546
		10,355,661
Insurance—8.2%
ACE Ltd. (c)	71,200	4,398,736
Ambac Financial Group, Inc. (c)	64,976	1,674,432
American International Group, Inc.	64,496	3,760,117
Genworth Financial, Inc., Class A	46,717	1,188,948
Hartford Financial Services Group, Inc.	22,565	1,967,442
Loews Corp.	58,900	2,965,026
Prudential Financial, Inc.	23,200	2,158,528
		18,113,229
Real Estate Investment Trusts (REITs)—2.2%
General Growth Properties, Inc. (c)	40,100	1,651,318
Plum Creek Timber Co., Inc. (c)	48,000	2,209,920
Rayonier, Inc. (c)	24,300	1,147,932
		5,009,170
Thrifts & Mortgage Finance—1.1%
Fannie Mae	33,700	1,347,326
Freddie Mac	31,500	1,073,205
		2,420,531
Health Care—7.8%
Health Care Providers & Services—2.4%
CIGNA Corp.	41,533	2,231,568
McKesson Corp.	29,100	1,906,341
Medco Health Solutions, Inc. (a)	10,600	1,074,840
		5,212,749
Life Sciences Tools & Services—0.8%
Thermo Fisher Scientific, Inc. (a)	30,000	1,730,400
Pharmaceuticals—4.6%
Johnson & Johnson	77,000	5,135,900
Merck & Co., Inc.	66,800	3,881,748
Schering-Plough Corp.	47,100	1,254,744
		10,272,392
Industrials—9.2%
Aerospace & Defense—4.2%
Goodrich Corp.	35,000	2,471,350
L-3 Communications Holdings, Inc. (c)	20,700	2,192,958
United Technologies Corp.	59,030	4,518,156
		9,182,464

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
Electrical Equipment—0.6%
ABB Ltd., ADR	48,708	$1,402,791
Industrial Conglomerates—3.6%
General Electric Co.	215,988	8,006,675
Machinery—0.8%
Eaton Corp.	19,300	1,871,135
Information Technology—8.0%
Computers & Peripherals—2.8%
EMC Corp. (a)	97,900	1,814,087
Hewlett-Packard Co.	85,600	4,321,088
		6,135,175
Electronic Equipment & Instruments—0.9%
Agilent Technologies, Inc. (a)	57,200	2,101,528
IT Services—0.2%
Metavante Technologies, Inc. (a)(c)	17,226	401,710
Semiconductors & Semiconductor Equipment—2.9%
Intel Corp.	66,500	1,772,890
Intersil Corp., Class A	52,600	1,287,648
Microchip Technology, Inc. (c)	20,600	647,252
NVIDIA Corp. (a)	33,650	1,144,773
Texas Instruments, Inc.	49,400	1,649,960
		6,502,523
Software—1.2%
BMC Software, Inc. (a)	31,400	1,119,096
Electronic Arts, Inc. (a)	24,600	1,436,886
		2,555,982
Materials—2.8%
Metals & Mining—1.6%
Alcoa, Inc.	59,800	2,185,690
Freeport-McMoRan Copper & Gold, Inc.	3,200	327,808
Nucor Corp. (c)	18,500	1,095,570
		3,609,068
Paper & Forest Products—1.2%
Weyerhaeuser Co.	34,200	2,521,908
Telecommunication Services—5.1%
Diversified Telecommunication Services—5.1%
AT&T, Inc.	210,684	8,756,027
Verizon Communications, Inc.	56,245	2,457,344
		11,213,371
Utilities—6.0%
Electric Utilities—3.4%
Entergy Corp.	12,219	1,460,415
Exelon Corp.	26,800	2,187,952
FPL Group, Inc.	40,200	2,724,756
PPL Corp.	22,800	1,187,652
		7,560,775

	Shares	Value
Independent Power Producers & Energy Traders—0.8%
Mirant Corp. (a)	43,400	$1,691,732
Multi-Utilities—1.8%
PG&E Corp. (c)	36,430	1,569,769
Public Service Enterprise Group, Inc.	25,586	2,513,568
		4,083,337
Total Common Stocks (cost of $174,898,100)		209,499,707
INVESTMENT COMPANY—2.8%
iShares Russell 1000 Value Index Fund	76,900	6,171,225
Total Investment Company (cost of $6,405,939)		6,171,225
	Par
CONVERTIBLE BOND—1.0%
Consumer Discretionary—1.0%
Media—1.0%
Liberty Media Corp. 0.750% 03/30/23	$2,237,000	2,329,276
Total Convertible Bond (cost of $2,432,368)		2,329,276
	Shares
CONVERTIBLE PREFERRED STOCK—0.5%
Health Care—0.5%
Pharmaceuticals—0.5%
Schering-Plough Corp., 6.000%	4,400	1,068,364
Total Convertible Preferred Stock (cost of $1,166,836)		1,068,364
SECURITIES LENDING COLLATERAL—9.7%
State Street Navigator Securities Lending Prime Portfolio (d) (7 day yield of 4.817%)	21,408,166	21,408,166
Total Securities Lending Collateral (cost of $21,408,166)		21,408,166

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

	Par	Value
SHORT-TERM OBLIGATION—0.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 1.160%, collateralized by a U.S. Treasury Obligation maturing 08/15/23, market value $1,829,766 (repurchase proceeds $1,792,115)	$1,792,000	$1,792,000
Total Short-Term Obligation (cost of $1,792,000)		1,792,000
Total Investments—109.4% (cost of $208,103,409) (e)		242,268,738
Other Assets & Liabilities, Net—(9.4)%		(20,750,318)
Net Assets—100.0%		$221,518,420

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is pledged as collateral for open written options contracts. The total market value of securities pledged as collateral at December 31, 2007 is $221,892.

(c)  All or a portion of this security was on loan at December 31, 2007. The total market value of securities on loan at December 31, 2007 is $20,558,155.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  Cost for federal income tax purposes is $209,304,889.

At December 31, 2007, the Fund held the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Hess Corp.	$105	22	01/19/2008	$8,365	$5,940
Total written call options (proceeds $8,365)					$5,940

For the year ended December 31, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2006	—	—
Options written	644	$162,219
Options terminated in closing purchase transactions	(228)	(91,067)
Options exercised	(222)	(40,358)
Options expired	(172)	(22,429)
Options outstanding at December 31, 2007	22	$8,365

At December 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net assets
Financials	25.7
Energy	15.3
Consumer Staples	9.7
Industrials	9.2
Health Care	8.3
Information Technology	8.0
Consumer Discretionary	6.0
Utilities	6.0
Telecommunication Services	5.1
Materials	2.8
96.1
Securities Lending Collateral	9.7
Investment Company	2.8
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	(9.4)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

Assets
Investments, at cost	$208,103,409
Investments, at value (including securities on loan of $20,558,155)	$242,268,738
Cash	831
Receivable for:
Investments sold	530,070
Fund shares sold	360,674
Interest	4,299
Dividends	376,948
Securities lending income	7,511
Expense reimbursement due from Investment Advisor and Distributor	15,978
Trustees' deferred compensation plan	37,785
Total Assets	243,602,834
Liabilities
Written options at value (premium of $8,365)	5,940
Collateral on securities loaned	21,408,166
Payable for:
Fund shares repurchased	353,239
Investment advisory fee	148,145
Transfer agent fee	18
Pricing and bookkeeping fees	7,680
Trustees' fees	54,830
Audit fee	35,350
Custody fee	3,913
Distribution fee — Class B	8,134
Chief compliance officer expenses	156
Trustees' deferred compensation plan	37,785
Other liabilities	21,058
Total Liabilities	22,084,414
Net Assets	$221,518,420
Net Assets Consist of
Paid-in capital	$175,893,688
Undistributed net investment income	3,765,536
Accumulated net realized gain	7,691,442
Net unrealized appreciation on:
Investments	34,165,329
Written options	2,425
Net Assets	$221,518,420
Class A:
Net assets	$185,268,330
Shares outstanding	9,987,657
Net asset value per share	$18.55
Class B:
Net assets	$36,250,090
Shares outstanding	1,962,806
Net asset value per share	$18.47

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Large Cap Value Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Dividends	$5,780,475
Interest	112,092
Securities lending	75,996
Foreign taxes withheld	(21,641)
Total Investment Income	5,946,922
Expenses
Investment advisory fee	1,962,574
Distribution fee — Class B	102,694
Transfer agent fee	412
Pricing and bookkeeping fees	91,615
Trustees' fees	39,951
Custody fee	19,195
Chief compliance officer expenses	640
Other expenses	106,819
Expenses before interest expense	2,323,900
Interest expense	964
Total Expenses	2,324,864
Fees and expenses waived or reimbursed by Investment Advisor	(182,160)
Fees waived by Distributor — Class B	(8,215)
Custody earnings credit	(9)
Net Expenses	2,134,480
Net Investment Income	3,812,442
Net Realized and Unrealized Gain (Loss) on Investments and Written Options
Net realized gain on:
Investments	25,873,134
Written options	37,592
Net realized gain	25,910,726
Net change in unrealized appreciation (depreciation) on:
Investments	(21,316,141)
Written options	2,425
Net change in unrealized depreciation	(21,313,716)
Net Gain	4,597,010
Net Increase Resulting from Operations	$8,409,452

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Large Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$3,812,442	$3,592,015
Net realized gain on investments and written options	25,910,726	23,402,063
Net change in unrealized appreciation (depreciation) on investments and written options	(21,313,716)	12,103,639
Net Increase Resulting from Operations	8,409,452	39,097,717
Distributions to Shareholders
From net investment income:
Class A	(3,039,503)	(3,144,280)
Class B	(516,224)	(478,605)
From net realized gains:
Class A	(14,477,553)	—
Class B	(2,862,346)	—
Total Distributions to Shareholders	(20,895,626)	(3,622,885)
Share Transactions
Class A:
Subscriptions	6,760,893	7,568,971
Proceeds received in connection with merger	—	87,377,327
Distributions reinvested	17,517,056	3,144,280
Redemptions	(60,056,934)	(66,209,795)
Net Increase (Decrease)	(35,778,985)	31,880,783
Class B:
Subscriptions	2,250,582	1,681,100
Distributions reinvested	3,378,570	478,605
Redemptions	(10,802,597)	(7,453,794)
Net Decrease	(5,173,445)	(5,294,089)
Net Increase (Decrease) from Share Transactions	(40,952,430)	26,586,694
Total Increase (Decrease) in Net Assets	(53,438,604)	62,061,526
Net Assets
Beginning of period	274,957,024	212,895,498
End of period	$221,518,420	$274,957,024
Undistributed net investment income at end of period	$3,765,536	$3,508,821
Changes in Shares
Class A:
Subscriptions	341,313	413,988
Issued in connection with merger	—	4,758,151
Distributions reinvested	886,491	175,952
Redemptions	(3,037,563)	(3,679,635)
Net Increase (Decrease)	(1,809,759)	1,668,456
Class B:
Subscriptions	112,610	92,910
Distributions reinvested	171,588	26,873
Redemptions	(553,194)	(415,923)
Net Decrease	(268,996)	(296,140)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Large Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,

	2007		2006 (a)	2005		2004	2003
Net Asset Value, Beginning of Period	$19.61		$16.83	$15.82		$14.15	$11.97
Income from Investment Operations:
Net investment income (b)	0.30		0.26	0.26		0.25	0.21
Net realized and unrealized gain on investments and written options	0.34		2.77	0.75		1.70	2.16
Total from Investment Operations	0.64		3.03	1.01		1.95	2.37
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.25)	—		(0.28)	(0.19)
From net realized gains	(1.41)		—	—		—	—
Total Distributions to Shareholders	(1.70)		(0.25)	—		(0.28)	(0.19)
Net Asset Value, End of Period	$18.55		$19.61	$16.83		$15.82	$14.15
Total return (c)(d)(e)	2.74%		18.16%	6.38	%(f)	13.76%	19.79%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.80%		0.80%	0.80%		0.76%	0.80%
Interest expense	—	%(h)	—	—		—	—
Net expenses (g)	0.80%		0.80%	0.80%		0.76%	0.80%
Waiver/Reimbursement	0.07%		0.07%	0.05%		0.11%	0.09%
Net investment income (g)	1.53%		1.45%	1.62%		1.68%	1.66%
Portfolio turnover rate	76%		59%	73%		37%	73%
Net assets, end of period (000's)	$185,268		$231,354	$170,489		$206,695	$216,923

(a)  On May 1, 2006, Liberty Growth & Income Fund, Variable Series, was renamed Columbia Large Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Large Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks long-term growth and income.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid

11

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

portfolio securities equal to the amount of the written options contract commitment in a separate account.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$3,555,727	$3,622,885
Long-Term CapitalGains	17,339,899	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$3,807,281	$24,602,392	$32,963,849

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and capital loss carryforwards.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$42,886,409
Unrealized depreciation	(9,922,560)
Net unrealized appreciation	$32,963,849

The following capital loss carryforwards, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2011	$13,766,152

12

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

Capital loss carryforwards of $4,262,839 were utilized during the year ended December 31, 2007.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2007, post-October capital losses of $1,943,318 attributed to security transactions were deferred to January 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.77%
$500 million to $1 billion	0.72%
$1 billion to $1.5 billion	0.67%
$1.5 billion to $3 billion	0.62%
$3 billion to $6 billion	0.60%
Over $6 billion	0.58%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.77% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was

13

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

$17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to waive the Class B distribution fees at the annual rate of 0.02% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $190,897,175 and $250,200,301, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that held 82.5% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the average daily loan balance outstanding on days where borrowings existed was $1,000,000 at a weighted average interest rate of 5.78%.

14

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Sector Focus—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct,

15

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 10. Business Combinations and Mergers

On May 1, 2006, Nations Value Portfolio, a series of Nations Separate Account Trust, merged into Liberty Growth & Income Fund, Variable Series. Liberty Growth & Income Fund, Variable Series was then renamed Columbia Large Cap Value Fund, Variable Series. Liberty Growth & Income Fund, Variable Series received a tax free transfer of assets from Nations Value Portfolio as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
4,758,151	$87,377,327	$17,940,626
Net Assets of Liberty Growth & Income Fund, Variable Series Prior to Combination	Net Assets of Nations Value Portfolio Immediately Prior to Combination	Net Assets of Liberty Growth & Income Fund, Variable Series Immediately After Combination
$211,442,555	$87,377,327	$298,819,882

1 Unrealized appreciation is included in the Net Assets Received.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia Large Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

17

Federal Income Tax Information (Unaudited)

Columbia Large Cap Value Fund, Variable Series

For the fiscal year ended December 31, 2007, the fund designated long-term capital gains of $24,642,591.

100.00% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Large Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

19

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

20

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Board Consideration and Approval of Investment Advisory Agreements

Columbia Large Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker

22

performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Large Cap Value Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one- and ten-year periods, in the second quintile for the three-year period, and in the fifth quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Large Cap Value Fund, Variable Series' total expenses were in the second quintile and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an

23

absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

24

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of

26

CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore,

27

it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

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Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees. .

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Large Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138892-1207 (02/08) 08-49672

Columbia Large Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class B

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

Columbia Large Cap Value Fund, Variable Series seeks long-term growth and income.

Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and Noah J. Petrucci are co-managers of the fund.

For the 12-month period that ended December 31, 2007, Columbia Large Cap Value Fund, Variable Series outperformed both its benchmark, the Russell 1000 Value Index1, and the average return of its peer group, the Morningstar Large Cap Value VIT Category2. Positive stock selection within the energy, industrials and healthcare sectors drove the fund's strong relative performance. Select technology holdings also performed well for the fund.

Oil and aerospace holdings provided a tailwind for returns

An emphasis on holdings in the oil and gas group helped the fund's return during the period, boosted by a run-up in oil prices. Standout performers included firms that provided direct exposure to oil production, such as Occidental Petroleum Corp. (2.7% of net assets), which also benefited from a large cash position and low exploration costs. Hess Corp. (1.9% of net assets) was helped by news of a potential new discovery.

In the industrials sector, suppliers of systems and services to the aerospace and defense industry benefited from a strong build-and-replacement cycle for airplanes. This strength was broad-based, lifting the share price of several of the fund's holdings, including L-3 Communications Holdings, Inc., Goodrich Corp. and United Technologies Corp. (1.0%, 1.1% and 2.0% of net assets, respectively). Exposure to the electrical equipment segment of the industrials sector also helped returns. Fund holding ABB Ltd. (0.6% of net assets), which builds electrical plants around the globe, benefited from continued expansion of the global energy infrastructure.

Health care and technology holdings aided performance

Stock selection in health care was also a positive for the fund. Pharmacy benefit manager Medco Health Solutions, Inc. (0.5% of net assets) experienced a tailwind from the proliferation of generic drugs and the firm's relative competitive strength. An investment in pharmaceutical giant Merck & Co., Inc. (1.8% of net assets) also helped the fund's return, as the company continued to bolster its product line while implementing cost-saving initiatives.

Despite broader declines in the technology sector, two of the fund's technology holdings contributed positively to returns during the period. Hewlett Packard Co. (2.0% of net assets) continued to improve its cost structure and the efficiency of its business model. NVIDIA Corp. (0.5% of net assets) saw sales of its high-end graphic chips rise, boosted by the recent introduction of Microsoft's VISTA operating system. Another top performer for the fund was Public Service Enterprise Group, Inc. (1.1% of net assets), an electric utility company that benefited from higher rates as municipal contracts were re-priced.

Retail and homebuilder stocks were detractors

While the fund had less exposure than the index to the consumer discretionary sector—which helped relative performance—select holdings were detractors. In particular, department stores Macy's, Inc. and J.C. Penney Co., Inc. (0.8% and 0.6% of net assets, respectively) performed poorly due to weakness in consumer sales and, in the case of J.C. Penney, due to excess inventory that caused increased mark-downs. Nevertheless, we believe that the fund is well-positioned in such retailers, which may be among the first to benefit from an uptick in consumer spending. An overweight in homebuilders Lennar Corp. and Centex Corp. earlier in the period also hurt performance, as new home sales fell under pressure. We subsequently exited both names. Finally, while the financials sector generally hurt returns, the fund's light exposure relative to the index (25.7% for the fund versus 33.0% for the index) was a positive.

A challenging market ahead

Heading into 2008, evidence of an economic slowdown is growing while expectations remain high for future Federal Reserve Board rate cuts. As in prior periods, we will focus on selecting companies with good valuations and margin expansion opportunities. We believe that this time-tested process should serve Fund shareholders well over the near- and long-term.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class B (06/01/00)[1]	2.49	11.73	6.50
Russell 1000 Value Index	-0.17	14.63	7.68

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class B	19.54	18.47

Annual operating expense ratio (%)*
Class B	1.12

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 01/01/98 – 12/31/07 ($)

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns shown for the periods prior to the inception of the newer class of shares would be lower.

1  Inception date of Class A shares (oldest existing share class) is July 5, 1994.

2

Understanding Your Expenses

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	958.21	1,020.01	5.08	5.24	1.03

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—94.6%
Consumer Discretionary—5.0%
Automobiles—0.2%
General Motors Corp.	16,200	$403,218
Hotels, Restaurants & Leisure—0.8%
McDonald's Corp.	31,405	1,850,069
Household Durables—2.0%
Newell Rubbermaid, Inc.	83,100	2,150,628
Sony Corp., ADR	39,800	2,161,140
		4,311,768
Multiline Retail—1.4%
J.C. Penney Co., Inc.	30,100	1,324,099
Macy's, Inc.	69,700	1,803,139
		3,127,238
Textiles, Apparel & Luxury Goods—0.6%
V.F. Corp.	20,700	1,421,262
Consumer Staples—9.7%
Beverages—0.9%
Diageo PLC, ADR	24,157	2,073,396
Food & Staples Retailing—1.0%
Sysco Corp.	67,500	2,106,675
Food Products—1.4%
ConAgra Foods, Inc.	131,400	3,126,006
Household Products—0.6%
Colgate-Palmolive Co.	17,500	1,364,300
Personal Products—0.9%
Avon Products, Inc.	53,000	2,095,090
Tobacco—4.9%
Altria Group, Inc.	64,316	4,861,003
Loews Corp. - Carolina Group	69,300	5,911,290
		10,772,293
Energy—15.3%
Energy Equipment & Services—1.5%
Halliburton Co.	45,148	1,711,561
Weatherford International Ltd. (a)	24,000	1,646,400
		3,357,961
Oil, Gas & Consumable Fuels—13.8%
ConocoPhillips	53,086	4,687,493
Exxon Mobil Corp.	118,494	11,101,703
Hess Corp. (b)	42,000	4,236,120
Newfield Exploration Co. (a)(c)	38,000	2,002,600
Occidental Petroleum Corp.	78,000	6,005,220
XTO Energy, Inc. (c)	47,500	2,439,600
		30,472,736
Financials—25.7%
Capital Markets—2.1%
Goldman Sachs Group, Inc.	6,400	1,376,320
Morgan Stanley	28,400	1,508,324
State Street Corp.	21,100	1,713,320
		4,597,964

	Shares	Value
Commercial Banks—7.4%
Marshall & Ilsley Corp. (c)	51,579	$1,365,812
PNC Financial Services Group, Inc. (c)	36,590	2,402,133
U.S. Bancorp	145,246	4,610,108
Wachovia Corp.	88,889	3,380,449
Wells Fargo & Co.	155,910	4,706,923
		16,465,425
Diversified Financial Services—4.7%
Citigroup, Inc.	125,955	3,708,115
JPMorgan Chase & Co.	152,292	6,647,546
		10,355,661
Insurance—8.2%
ACE Ltd. (c)	71,200	4,398,736
Ambac Financial Group, Inc. (c)	64,976	1,674,432
American International Group, Inc.	64,496	3,760,117
Genworth Financial, Inc., Class A	46,717	1,188,948
Hartford Financial Services Group, Inc.	22,565	1,967,442
Loews Corp.	58,900	2,965,026
Prudential Financial, Inc.	23,200	2,158,528
		18,113,229
Real Estate Investment Trusts (REITs)—2.2%
General Growth Properties, Inc. (c)	40,100	1,651,318
Plum Creek Timber Co., Inc. (c)	48,000	2,209,920
Rayonier, Inc. (c)	24,300	1,147,932
		5,009,170
Thrifts & Mortgage Finance—1.1%
Fannie Mae	33,700	1,347,326
Freddie Mac	31,500	1,073,205
		2,420,531
Health Care—7.8%
Health Care Providers & Services—2.4%
CIGNA Corp.	41,533	2,231,568
McKesson Corp.	29,100	1,906,341
Medco Health Solutions, Inc. (a)	10,600	1,074,840
		5,212,749
Life Sciences Tools & Services—0.8%
Thermo Fisher Scientific, Inc. (a)	30,000	1,730,400
Pharmaceuticals—4.6%
Johnson & Johnson	77,000	5,135,900
Merck & Co., Inc.	66,800	3,881,748
Schering-Plough Corp.	47,100	1,254,744
		10,272,392
Industrials—9.2%
Aerospace & Defense—4.2%
Goodrich Corp.	35,000	2,471,350
L-3 Communications Holdings, Inc. (c)	20,700	2,192,958
United Technologies Corp.	59,030	4,518,156
		9,182,464

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
Electrical Equipment—0.6%
ABB Ltd., ADR	48,708	$1,402,791
Industrial Conglomerates—3.6%
General Electric Co.	215,988	8,006,675
Machinery—0.8%
Eaton Corp.	19,300	1,871,135
Information Technology—8.0%
Computers & Peripherals—2.8%
EMC Corp. (a)	97,900	1,814,087
Hewlett-Packard Co.	85,600	4,321,088
		6,135,175
Electronic Equipment & Instruments—0.9%
Agilent Technologies, Inc. (a)	57,200	2,101,528
IT Services—0.2%
Metavante Technologies, Inc. (a)(c)	17,226	401,710
Semiconductors & Semiconductor Equipment—2.9%
Intel Corp.	66,500	1,772,890
Intersil Corp., Class A	52,600	1,287,648
Microchip Technology, Inc. (c)	20,600	647,252
NVIDIA Corp. (a)	33,650	1,144,773
Texas Instruments, Inc.	49,400	1,649,960
		6,502,523
Software—1.2%
BMC Software, Inc. (a)	31,400	1,119,096
Electronic Arts, Inc. (a)	24,600	1,436,886
		2,555,982
Materials—2.8%
Metals & Mining—1.6%
Alcoa, Inc.	59,800	2,185,690
Freeport-McMoRan Copper & Gold, Inc.	3,200	327,808
Nucor Corp. (c)	18,500	1,095,570
		3,609,068
Paper & Forest Products—1.2%
Weyerhaeuser Co.	34,200	2,521,908
Telecommunication Services—5.1%
Diversified Telecommunication Services—5.1%
AT&T, Inc.	210,684	8,756,027
Verizon Communications, Inc.	56,245	2,457,344
		11,213,371
Utilities—6.0%
Electric Utilities—3.4%
Entergy Corp.	12,219	1,460,415
Exelon Corp.	26,800	2,187,952
FPL Group, Inc.	40,200	2,724,756
PPL Corp.	22,800	1,187,652
		7,560,775

	Shares	Value
Independent Power Producers & Energy Traders—0.8%
Mirant Corp. (a)	43,400	$1,691,732
Multi-Utilities—1.8%
PG&E Corp. (c)	36,430	1,569,769
Public Service Enterprise Group, Inc.	25,586	2,513,568
		4,083,337
Total Common Stocks (cost of $174,898,100)		209,499,707
INVESTMENT COMPANY—2.8%
iShares Russell 1000 Value Index Fund	76,900	6,171,225
Total Investment Company (cost of $6,405,939)		6,171,225
	Par
CONVERTIBLE BOND—1.0%
Consumer Discretionary—1.0%
Media—1.0%
Liberty Media Corp. 0.750% 03/30/23	$2,237,000	2,329,276
Total Convertible Bond (cost of $2,432,368)		2,329,276
	Shares
CONVERTIBLE PREFERRED STOCK—0.5%
Health Care—0.5%
Pharmaceuticals—0.5%
Schering-Plough Corp., 6.000%	4,400	1,068,364
Total Convertible Preferred Stock (cost of $1,166,836)		1,068,364
SECURITIES LENDING COLLATERAL—9.7%
State Street Navigator Securities Lending Prime Portfolio (d) (7 day yield of 4.817%)	21,408,166	21,408,166
Total Securities Lending Collateral (cost of $21,408,166)		21,408,166

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

	Par	Value
SHORT-TERM OBLIGATION—0.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 1.160%, collateralized by a U.S. Treasury Obligation maturing 08/15/23, market value $1,829,766 (repurchase proceeds $1,792,115)	$1,792,000	$1,792,000
Total Short-Term Obligation (cost of $1,792,000)		1,792,000
Total Investments—109.4% (cost of $208,103,409) (e)		242,268,738
Other Assets & Liabilities, Net—(9.4)%		(20,750,318)
Net Assets—100.0%		$221,518,420

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is pledged as collateral for open written options contracts. The total market value of securities pledged as collateral at December 31, 2007 is $221,892.

(c)  All or a portion of this security was on loan at December 31, 2007. The total market value of securities on loan at December 31, 2007 is $20,558,155.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  Cost for federal income tax purposes is $209,304,889.

At December 31, 2007, the Fund held the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Hess Corp.	$105	22	01/19/2008	$8,365	$5,940
Total written call options (proceeds $8,365)					$5,940

For the year ended December 31, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2006	—	—
Options written	644	$162,219
Options terminated in closing
purchase transactions	(228)	(91,067)
Options exercised	(222)	(40,358)
Options expired	(172)	(22,429)
Options outstanding at December 31, 2007	22	$8,365

At December 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net assets
Financials	25.7
Energy	15.3
Consumer Staples	9.7
Industrials	9.2
Health Care	8.3
Information Technology	8.0
Consumer Discretionary	6.0
Utilities	6.0
Telecommunication Services	5.1
Materials	2.8
96.1
Securities Lending Collateral	9.7
Investment Company	2.8
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	(9.4)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

Assets
Investments, at cost	$208,103,409
Investments, at value (including securities on loan of $20,558,155)	$242,268,738
Cash	831
Receivable for:
Investments sold	530,070
Fund shares sold	360,674
Interest	4,299
Dividends	376,948
Securities lending income	7,511
Expense reimbursement due from Investment Advisor and Distributor	15,978
Trustees' deferred compensation plan	37,785
Total Assets	243,602,834
Liabilities
Written options at value (premium of $8,365)	5,940
Collateral on securities loaned	21,408,166
Payable for:
Fund shares repurchased	353,239
Investment advisory fee	148,145
Transfer agent fee	18
Pricing and bookkeeping fees	7,680
Trustees' fees	54,830
Audit fee	35,350
Custody fee	3,913
Distribution fee — Class B	8,134
Chief compliance officer expenses	156
Trustees' deferred compensation plan	37,785
Other liabilities	21,058
Total Liabilities	22,084,414
Net Assets	$221,518,420
Net Assets Consist of
Paid-in capital	$175,893,688
Undistributed net investment income	3,765,536
Accumulated net realized gain	7,691,442
Net unrealized appreciation on:
Investments	34,165,329
Written options	2,425
Net Assets	$221,518,420
Class A:
Net assets	$185,268,330
Shares outstanding	9,987,657
Net asset value per share	$18.55
Class B:
Net assets	$36,250,090
Shares outstanding	1,962,806
Net asset value per share	$18.47

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Large Cap Value Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Dividends	$5,780,475
Interest	112,092
Securities lending	75,996
Foreign taxes withheld	(21,641)
Total Investment Income	5,946,922
Expenses
Investment advisory fee	1,962,574
Distribution fee — Class B	102,694
Transfer agent fee	412
Pricing and bookkeeping fees	91,615
Trustees' fees	39,951
Custody fee	19,195
Chief compliance officer expenses	640
Other expenses	106,819
Expenses before interest expense	2,323,900
Interest expense	964
Total Expenses	2,324,864
Fees and expenses waived or reimbursed by Investment Advisor	(182,160)
Fees waived by Distributor — Class B	(8,215)
Custody earnings credit	(9)
Net Expenses	2,134,480
Net Investment Income	3,812,442
Net Realized and Unrealized Gain (Loss) on Investments and Written Options
Net realized gain on:
Investments	25,873,134
Written options	37,592
Net realized gain	25,910,726
Net change in unrealized appreciation (depreciation) on:
Investments	(21,316,141)
Written options	2,425
Net change in unrealized depreciation	(21,313,716)
Net Gain	4,597,010
Net Increase Resulting from Operations	$8,409,452

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Large Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$3,812,442	$3,592,015
Net realized gain on investments and written options	25,910,726	23,402,063
Net change in unrealized appreciation (depreciation) on investments and written options	(21,313,716)	12,103,639
Net Increase Resulting from Operations	8,409,452	39,097,717
Distributions to Shareholders
From net investment income:
Class A	(3,039,503)	(3,144,280)
Class B	(516,224)	(478,605)
From net realized gains:
Class A	(14,477,553)	—
Class B	(2,862,346)	—
Total Distributions to Shareholders	(20,895,626)	(3,622,885)
Share Transactions
Class A:
Subscriptions	6,760,893	7,568,971
Proceeds received in connection with merger	—	87,377,327
Distributions reinvested	17,517,056	3,144,280
Redemptions	(60,056,934)	(66,209,795)
Net Increase (Decrease)	(35,778,985)	31,880,783
Class B:
Subscriptions	2,250,582	1,681,100
Distributions reinvested	3,378,570	478,605
Redemptions	(10,802,597)	(7,453,794)
Net Decrease	(5,173,445)	(5,294,089)
Net Increase (Decrease) from Share Transactions	(40,952,430)	26,586,694
Total Increase (Decrease) in Net Assets	(53,438,604)	62,061,526
Net Assets
Beginning of period	274,957,024	212,895,498
End of period	$221,518,420	$274,957,024
Undistributed net investment income at end of period	$3,765,536	$3,508,821
Changes in Shares
Class A:
Subscriptions	341,313	413,988
Issued in connection with merger	—	4,758,151
Distributions reinvested	886,491	175,952
Redemptions	(3,037,563)	(3,679,635)
Net Increase (Decrease)	(1,809,759)	1,668,456
Class B:
Subscriptions	112,610	92,910
Distributions reinvested	171,588	26,873
Redemptions	(553,194)	(415,923)
Net Decrease	(268,996)	(296,140)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Large Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007		2006(a)	2005		2004	2003
Net Asset Value, Beginning of Period	$19.54		$16.78	$15.80		$14.14	$11.95
Income from Investment Operations:
Net investment income (b)	0.26		0.22	0.22		0.21	0.18
Net realized and unrealized gain on investments and written options	0.33		2.75	0.76		1.69	2.17
Total from Investment Operations	0.59		2.97	0.98		1.90	2.35
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.21)	—		(0.24)	(0.16)
From net realized gains	(1.41)		—	—		—	—
Total Distributions to Shareholders	(1.66)		(0.21)	—		(0.24)	(0.16)
Net Asset Value, End of Period	$18.47		$19.54	$16.78		$15.80	$14.14
Total return (c)(d)(e)	2.49%		17.85%	6.20	%(f)	13.46%	19.66%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.03%		1.03%	1.03%		0.99%	1.00%
Interest expense	—	%(h)	—	—		—	—
Net expenses (g)	1.03%		1.03%	1.03%		0.99%	1.00%
Waiver/Reimbursement	0.09%		0.09%	0.07%		0.13%	0.14%
Net investment income (g)	1.30%		1.21%	1.39%		1.45%	1.46%
Portfolio turnover rate	76%		59%	73%		37%	73%
Net assets, end of period (000's)	$36,250		$43,603	$42,407		$46,396	$44,594

(a)  On May 1, 2006, Liberty Growth & Income Fund, Variable Series, was renamed Columbia Large Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Large Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks long-term growth and income.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid

11

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

portfolio securities equal to the amount of the written options contract commitment in a separate account.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$3,555,727	$3,622,885
Long-Term CapitalGains	17,339,899	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$3,807,281	$24,602,392	$32,963,849

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and capital loss carryforwards.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$42,886,409
Unrealized depreciation	(9,922,560)
Net unrealized appreciation	$32,963,849

The following capital loss carryforwards, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2011	$13,766,152

12

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

Capital loss carryforwards of $4,262,839 were utilized during the year ended December 31, 2007.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2007, post-October capital losses of $1,943,318 attributed to security transactions were deferred to January 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.77%
$500 million to $1 billion	0.72%
$1 billion to $1.5 billion	0.67%
$1.5 billion to $3 billion	0.62%
$3 billion to $6 billion	0.60%
Over $6 billion	0.58%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.77% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was

13

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

$17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to waive the Class B distribution fees at the annual rate of 0.02% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $190,897,175 and $250,200,301, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that held 82.5% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the average daily loan balance outstanding on days where borrowings existed was $1,000,000 at a weighted average interest rate of 5.78%.

14

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Sector Focus—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in

15

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2007

certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 10. Business Combinations and Mergers

On May 1, 2006, Nations Value Portfolio, a series of Nations Separate Account Trust, merged into Liberty Growth & Income Fund, Variable Series. Liberty Growth & Income Fund, Variable Series was then renamed Columbia Large Cap Value Fund, Variable Series. Liberty Growth & Income Fund, Variable Series received a tax free transfer of assets from Nations Value Portfolio as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
4,758,151	$87,377,327	$17,940,626
Net Assets of Liberty Growth & Income Fund, Variable Series Prior to Combination	Net Assets of Nations Value Portfolio Immediately Prior to Combination	Net Assets of Liberty Growth & Income Fund, Variable Series Immediately After Combination
$211,442,555	$87,377,327	$298,819,882

1 Unrealized appreciation is included in the Net Assets Received.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class B Shareholders of Columbia Large Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

17

Federal Income Tax Information (Unaudited)

Columbia Large Cap Value Fund, Variable Series

For the fiscal year ended December 31, 2007, the fund designated long-term capital gains of $24,642,591.

100.00% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Large Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

19

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

20

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Board Consideration and Approval of Investment Advisory Agreements

Columbia Large Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker

22

performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Large Cap Value Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one- and ten-year periods, in the second quintile for the three-year period, and in the fifth quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Large Cap Value Fund, Variable Series' total expenses were in the second quintile and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an

23

absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of

26

CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore,

27

it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

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Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees. .

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Large Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138957-1207 (02/08) 08-51239

Columbia S&P 500 Index Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class A

2007 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

Columbia S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

Vikram J. Kuriyan has been the fund's portfolio manager since August 2005.

For the 12-month period that ended December 31, 2007, Columbia S&P 500 Index Fund, Variable Series performed in line with its benchmark, the S&P 500 Index1, and with the average return of the Lipper Variable Underlying Funds S&P 500 Index Objectives category2. The fund's positions closely approximate those in the benchmark and thus reflect the benchmark's performance. However, the fund incurs trading costs in seeking to maintain the appropriate weight of each security in the index, and its return is typically lower than that of the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund. The fund managed to include all the holdings in the S&P 500 Index in approximately the same weights as the index.

A challenging year for the U.S. stock market

Early in the 12-month period, investor anxiety soared in reaction to a sharp decline in China's stock market, a subprime mortgage crisis in the U.S. and renewed tensions in the Middle East. Although share prices rebounded midway through the year, the volatility continued as energy prices rose, the housing market continued to languish and the subprime mortgage crisis spilled over to other segments of the markets and the economy. Against this background, the U.S. stock market held onto modest results despite increasing volatility late in the year. Energy, materials and utilities were the strongest performing sectors for the year. Energy got a boost from rising commodity prices. Materials companies benefited from strong global demand, especially from emerging markets, and utilities, with a history of paying solid dividends, attracted investors who retreated from riskier areas of the market. Financials and consumer discretionary were the weakest sectors in the index, both experiencing double-digit losses for the year. As turmoil in the subprime mortgage market extended to other areas of the financial sector, investors retreated. Prospects of weaker economic growth and a slowing employment market brought consumer discretionary stocks down.

Looking ahead

In 2008, the U.S. economy faces prospects of a recession, as housing, high energy prices and tighter lending standards may restrain economic growth. We believe that consumer spending, which accounts for more than two-thirds of the economy, could grow at a slower pace in 2008, as households should begin to feel the drag of high energy prices, a softer labor market and decreased mortgage equity. Investment spending could slow as well, with declining residential construction, decelerating profit growth and general market uncertainty. However, if employment remains solid and exports and government spending hold up, a recession may be avoided. Exports could continue to benefit from a weaker dollar as American goods become more affordable to the rest of the world. In this environment, we believe the fund should benefit from its broad diversification relative to sectors and segments represented in the index.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity funds are subject to stock market fluctuations that occur in response to economic and business developments.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	Life
Class A (05/30/00)	5.23	12.28	1.88
S&P 500 Index[1]	5.49	12.83	2.55

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class A	12.40	12.87

Operating expense ratio (%)*
Class A	0.54

Operating expense ratio after contractual waivers (%)*
Class A	0.37

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 05/30/00 – 12/31/07

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax deferred until distributed to shareholders, at which time taxes may become due.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1 Index performance for the life of the fund is from May 30, 2000.

2

Understanding Your Expenses

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	985.58	1,022.94	2.25	2.29	0.45

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—97.2%
Consumer Discretionary—8.3%
Auto Components—0.2%
Goodyear Tire & Rubber Co. (a)(b)	841	$23,733
Johnson Controls, Inc.	2,111	76,080
		99,813
Automobiles—0.3%
Ford Motor Co. (a)(b)	7,485	50,374
General Motors Corp.	2,004	49,880
Harley-Davidson, Inc. (b)	861	40,217
		140,471
Distributors—0.1%
Genuine Parts Co. (b)	590	27,317
Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (a)(b)	493	34,584
H&R Block, Inc. (b)	1,154	21,430
		56,014
Hotels, Restaurants & Leisure—1.4%
Carnival Corp. (b)	1,559	69,360
Darden Restaurants, Inc. (b)	496	13,744
Harrah's Entertainment, Inc.	674	59,818
International Game Technology, Inc. (b)	1,122	49,290
Marriott International, Inc., Class A	1,112	38,008
McDonald's Corp.	4,196	247,186
Starbucks Corp. (a)(b)	2,596	53,140
Starwood Hotels & Resorts Worldwide, Inc.	701	30,865
Wendy's International, Inc.	300	7,752
Wyndham Worldwide Corp. (b)	620	14,607
Yum! Brands, Inc. (b)	1,816	69,498
		653,268
Household Durables—0.4%
Black & Decker Corp. (b)	213	14,835
Centex Corp. (b)	439	11,089
D.R. Horton, Inc.	975	12,841
Fortune Brands, Inc. (b)	538	38,930
Harman International Industries, Inc. (b)	225	16,585
KB Home (b)	280	6,048
Leggett & Platt, Inc. (b)	596	10,394
Lennar Corp., Class A (b)	485	8,676
Newell Rubbermaid, Inc.	980	25,362
Pulte Homes, Inc. (b)	750	7,905
Snap-On, Inc. (b)	203	9,793
Stanley Works (b)	291	14,108
Whirlpool Corp. (b)	281	22,938
		199,504
Internet & Catalog Retail—0.3%
Amazon.com, Inc. (a)(b)	1,080	100,051
Expedia, Inc. (a)(b)	725	22,925
IAC/InterActiveCorp (a)	645	17,363
		140,339

	Shares	Value
Leisure Equipment & Products—0.2%
Brunswick Corp. (b)	306	$5,217
Eastman Kodak Co. (b)	1,022	22,351
Hasbro, Inc. (b)	517	13,225
Mattel, Inc. (b)	1,310	24,943
		65,736
Media—2.7%
CBS Corp., Class B	2,423	66,027
Clear Channel Communications, Inc. (b)	1,776	61,308
Comcast Corp., Class A (a)(b)	10,915	199,308
DIRECTV Group, Inc. (a)	2,555	59,072
EW Scripps Co. (b)	325	14,628
Gannett Co., Inc.	815	31,785
Interpublic Group of Companies, Inc. (a)(b)	1,669	13,536
McGraw-Hill Companies, Inc. (b)	1,157	50,688
Meredith Corp. (b)	127	6,982
New York Times Co., Class A (b)	512	8,975
News Corp., Class A	8,200	168,018
Omnicom Group, Inc. (b)	1,155	54,897
Time Warner, Inc.	12,838	211,955
Viacom, Inc., Class B (a)	2,323	102,026
Walt Disney Co. (b)	6,760	218,213
Washington Post Co., Class B	25	19,786
		1,287,204
Multiline Retail—0.7%
Big Lots, Inc. (a)(b)	326	5,213
Dillard's, Inc., Class A (b)	212	3,981
Family Dollar Stores, Inc.	492	9,461
J.C. Penney Co., Inc.	776	34,136
Kohl's Corp. (a)	1,102	50,472
Macy's, Inc.	1,549	40,073
Nordstrom, Inc. (b)	665	24,426
Sears Holdings Corp. (a)(b)	247	25,206
Target Corp.	2,950	147,500
		340,468
Specialty Retail—1.5%
Abercrombie & Fitch Co., Class A	300	23,991
AutoNation, Inc. (a)(b)	484	7,579
Autozone, Inc. (a)	148	17,747
Bed Bath & Beyond, Inc. (a)(b)	952	27,979
Best Buy Co., Inc. (b)	1,246	65,602
Circuit City Stores, Inc. (b)	602	2,528
GameStop Corp., Class A (a)(b)	575	35,713
Gap, Inc.	1,656	35,240
Home Depot, Inc.	5,979	161,074
Limited Brands, Inc.	1,109	20,993
Lowe's Companies, Inc.	5,184	117,262
Office Depot, Inc. (a)(b)	961	13,368
OfficeMax, Inc. (b)	265	5,475
RadioShack Corp. (b)	456	7,688
Sherwin-Williams Co.	363	21,069
Staples, Inc.	2,516	58,044
Tiffany & Co.	479	22,048
TJX Companies, Inc.	1,550	44,532
		687,932

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc. (a)	1,305	$39,907
Jones Apparel Group, Inc. (b)	306	4,893
Liz Claiborne, Inc. (b)	351	7,143
NIKE, Inc., Class B (b)	1,362	87,495
Polo Ralph Lauren Corp.	200	12,358
V.F. Corp.	323	22,177
		173,973
Consumer Staples—10.0%
Beverages—2.4%
Anheuser-Busch Companies, Inc.	2,596	135,874
Brown-Forman Corp., Class B (b)	307	22,752
Coca-Cola Co.	7,046	432,413
Coca-Cola Enterprises, Inc.	1,005	26,160
Constellation Brands, Inc., Class A (a)(b)	695	16,430
Molson Coors Brewing Co., Class B (b)	483	24,932
Pepsi Bottling Group, Inc. (b)	482	19,020
PepsiCo, Inc.	5,723	434,376
		1,111,957
Food & Staples Retailing—2.3%
Costco Wholesale Corp. (b)	1,537	107,221
CVS Caremark Corp.	5,236	208,131
Kroger Co.	2,420	64,638
Safeway, Inc. (b)	1,577	53,949
SUPERVALU, Inc.	753	28,253
Sysco Corp.	2,157	67,320
Wal-Mart Stores, Inc. (b)	8,385	398,539
Walgreen Co.	3,511	133,699
Whole Foods Market, Inc. (b)	505	20,604
		1,082,354
Food Products—1.5%
Archer-Daniels-Midland Co. (b)	2,288	106,232
Campbell Soup Co.	801	28,620
ConAgra Foods, Inc.	1,736	41,299
Dean Foods Co. (b)	470	12,154
General Mills, Inc.	1,211	69,027
H.J. Heinz Co.	1,134	52,935
Hershey Co. (b)	602	23,719
Kellogg Co.	929	48,708
Kraft Foods, Inc., Class A	5,500	179,465
McCormick & Co., Inc. (b)	463	17,552
Sara Lee Corp.	2,561	41,130
Tyson Foods, Inc., Class A (b)	980	15,023
Wm. Wrigley Jr. Co.	780	45,669
		681,533
Household Products—2.3%
Clorox Co.	491	31,998
Colgate-Palmolive Co.	1,804	140,640
Kimberly-Clark Corp.	1,511	104,773
Procter & Gamble Co.	11,024	809,382
		1,086,793
.

	Shares	Value
Personal Products—0.2%
Avon Products, Inc.	1,531	$60,521
Estee Lauder Companies, Inc., Class A (b)	395	17,226
		77,747
Tobacco—1.3%
Altria Group, Inc.	7,467	564,356
Reynolds American, Inc. (b)	595	39,246
UST, Inc. (b)	554	30,359
		633,961
Energy—12.5%
Energy Equipment & Services—2.5%
Baker Hughes, Inc. (b)	1,127	91,400
BJ Services Co.	1,042	25,279
ENSCO International, Inc. (b)	525	31,300
Halliburton Co.	3,117	118,165
Nabors Industries Ltd. (a)(b)	993	27,198
National-Oilwell Varco, Inc. (a)	1,270	93,294
Noble Corp. (b)	954	53,911
Rowan Companies, Inc. (b)	405	15,981
Schlumberger Ltd.	4,242	417,286
Smith International, Inc. (b)	700	51,695
Transocean, Inc.	1,118	160,090
Weatherford International Ltd. (a)(b)	1,200	82,320
		1,167,919
Oil, Gas & Consumable Fuels—10.0%
Anadarko Petroleum Corp. (b)	1,665	109,374
Apache Corp.	1,184	127,327
Chesapeake Energy Corp. (b)	1,620	63,504
Chevron Corp.	7,497	699,695
ConocoPhillips	5,668	500,484
CONSOL Energy, Inc. (b)	635	45,415
Devon Energy Corp.	1,571	139,678
El Paso Corp. (b)	2,499	43,083
EOG Resources, Inc. (b)	875	78,094
Exxon Mobil Corp.	19,385	1,816,181
Hess Corp.	980	98,843
Marathon Oil Corp. (b)	2,515	153,063
Murphy Oil Corp. (b)	680	57,691
Noble Energy, Inc.	600	47,712
Occidental Petroleum Corp.	2,935	225,966
Peabody Energy Corp.	930	57,325
Range Resources Corp. (b)	525	26,964
Spectra Energy Corp. (b)	2,247	58,018
Sunoco, Inc. (b)	428	31,004
Tesoro Corp. (b)	475	22,657
Valero Energy Corp.	1,955	136,909
Williams Companies, Inc.	2,098	75,066
XTO Energy, Inc. (b)	1,719	88,275
		4,702,328

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
Financials—17.1%
Capital Markets—3.3%
American Capital Strategies Ltd. (b)	675	$22,248
Ameriprise Financial, Inc.	816	44,970
Bank of New York Mellon Corp.	4,045	197,234
Bear Stearns Companies, Inc. (b)	407	35,918
Charles Schwab Corp.	3,336	85,235
E*TRADE Financial Corp. (a)(b)	1,515	5,378
Federated Investors, Inc., Class B (b)	303	12,471
Franklin Resources, Inc.	573	65,568
Goldman Sachs Group, Inc.	1,412	303,651
Janus Capital Group, Inc. (b)	548	18,002
Legg Mason, Inc.	485	35,478
Lehman Brothers Holdings, Inc. (b)	1,892	123,812
Merrill Lynch & Co., Inc. (b)	3,045	163,456
Morgan Stanley (b)	3,778	200,650
Northern Trust Corp.	682	52,227
State Street Corp. (b)	1,371	111,325
T. Rowe Price Group, Inc. (b)	927	56,436
		1,534,059
Commercial Banks—2.9%
BB&T Corp. (b)	1,960	60,113
Comerica, Inc.	543	23,637
Commerce Bancorp, Inc. (b)	680	25,935
Fifth Third Bancorp (b)	1,902	47,797
First Horizon National Corp. (b)	437	7,931
Huntington Bancshares, Inc. (b)	1,301	19,203
KeyCorp (b)	1,390	32,595
M&T Bank Corp. (b)	275	22,432
Marshall & Ilsley Corp. (b)	918	24,309
National City Corp.	2,239	36,854
PNC Financial Services Group, Inc. (b)	1,246	81,800
Regions Financial Corp.	2,469	58,392
SunTrust Banks, Inc.	1,232	76,988
U.S. Bancorp (b)	6,127	194,471
Wachovia Corp. (b)	7,002	266,286
Wells Fargo & Co.	11,982	361,737
Zions Bancorporation	390	18,209
		1,358,689
Consumer Finance—0.7%
American Express Co.	4,147	215,727
Capital One Financial Corp.	1,391	65,739
Discover Financial Services (b)	1,689	25,470
SLM Corp.	1,842	37,098
		344,034
Diversified Financial Services—4.3%
Bank of America Corp. (c)	15,755	650,051
CIT Group, Inc. (b)	675	16,220
Citigroup, Inc.	17,726	521,853
CME Group, Inc. (b)	194	133,084
IntercontinentalExchange, Inc. (a)	250	48,125
JPMorgan Chase & Co.	11,920	520,308
Leucadia National Corp.	600	28,260
Moody's Corp. (b)	767	27,382
NYSE Euronext (b)	950	83,382
		2,028,665

	Shares	Value
Insurance—4.2%
ACE Ltd. (b)	1,168	$72,159
AFLAC, Inc.	1,725	108,037
Allstate Corp.	2,038	106,445
Ambac Financial Group, Inc. (b)	361	9,303
American International Group, Inc.	9,006	525,050
Aon Corp.	1,031	49,168
Assurant, Inc. (b)	350	23,415
Chubb Corp.	1,352	73,792
Cincinnati Financial Corp.	601	23,764
Genworth Financial, Inc., Class A	1,550	39,447
Hartford Financial Services Group, Inc.	1,110	96,781
Lincoln National Corp.	946	55,076
Loews Corp.	1,554	78,228
Marsh & McLennan Companies, Inc.	1,848	48,917
MBIA, Inc. (b)	451	8,402
MetLife, Inc.	2,640	162,677
Principal Financial Group, Inc. (b)	928	63,884
Progressive Corp. (b)	2,470	47,325
Prudential Financial, Inc.	1,609	149,701
SAFECO Corp. (b)	335	18,653
Torchmark Corp. (b)	332	20,096
Travelers Companies, Inc.	2,289	123,148
Unum Group (b)	1,284	30,546
XL Capital Ltd., Class A (b)	628	31,595
		1,965,609
Real Estate Investment Trusts (REITs)—1.0%
Apartment Investment & Management Co., Class A (b)	350	12,156
AvalonBay Communities, Inc.	285	26,830
Boston Properties, Inc.	430	39,478
Developers Diversified Realty Corp.	425	16,273
Equity Residential Property Trust	966	35,230
General Growth Properties, Inc. (b)	875	36,032
Host Hotels & Resorts, Inc.	1,850	31,524
Kimco Realty Corp. (b)	905	32,942
Plum Creek Timber Co., Inc. (b)	616	28,361
ProLogis (b)	915	57,993
Public Storage, Inc.	430	31,566
Simon Property Group, Inc.	790	68,619
Vornado Realty Trust	480	42,216
		459,220
Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc., Class A (a)(b)	695	14,977
Thrifts & Mortgage Finance—0.7%
Countrywide Financial Corp. (b)	2,044	18,273
Fannie Mae (b)	3,477	139,010
Freddie Mac	2,351	80,099
Hudson City Bancorp, Inc. (b)	1,850	27,787
MGIC Investment Corp. (b)	298	6,684
Sovereign Bancorp, Inc. (b)	1,275	14,535
Washington Mutual, Inc. (b)	3,083	41,960
		328,348

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
Health Care—11.6%
Biotechnology—1.1%
Amgen, Inc. (a)	3,873	$179,862
Biogen Idec, Inc. (a)(b)	1,041	59,254
Celgene Corp. (a)(b)	1,375	63,539
Genzyme Corp. (a)	952	70,867
Gilead Sciences, Inc. (a)	3,305	152,063
		525,585
Health Care Equipment & Supplies—1.7%
Baxter International, Inc.	2,253	130,787
Becton, Dickinson & Co.	859	71,795
Boston Scientific Corp. (a)	4,773	55,510
C.R. Bard, Inc.	351	33,275
Covidien Ltd.	1,769	78,349
Hospira, Inc. (a)(b)	555	23,665
Medtronic, Inc.	4,010	201,583
St. Jude Medical, Inc. (a)(b)	1,227	49,865
Stryker Corp. (b)	835	62,391
Varian Medical Systems, Inc. (a)	450	23,472
Zimmer Holdings, Inc. (a)	829	54,838
		785,530
Health Care Providers & Services—2.3%
Aetna, Inc.	1,784	102,990
AmerisourceBergen Corp. (b)	597	26,787
Cardinal Health, Inc.	1,280	73,920
CIGNA Corp.	1,000	53,730
Coventry Health Care, Inc. (a)(b)	545	32,291
Express Scripts, Inc. (a)	885	64,605
Humana, Inc. (a)	597	44,960
Laboratory Corp. of America Holdings (a)(b)	415	31,345
McKesson Corp.	1,029	67,410
Medco Health Solutions, Inc. (a)	945	95,823
Patterson Companies, Inc. (a)(b)	490	16,636
Quest Diagnostics, Inc. (b)	547	28,936
Tenet Healthcare Corp. (a)(b)	1,685	8,560
UnitedHealth Group, Inc.	4,598	267,604
WellPoint, Inc. (a)	2,017	176,951
		1,092,548
Health Care Technology—0.0%
IMS Health, Inc. (b)	697	16,059
Life Sciences Tools & Services—0.3%
Applera Corp. - Applied Biosystems Group (b)	589	19,979
Millipore Corp. (a)(b)	201	14,709
PerkinElmer, Inc.	427	11,110
Thermo Fisher Scientific, Inc. (a)(b)	1,492	86,059
Waters Corp. (a)	369	29,177
		161,034
Pharmaceuticals—6.2%
Abbott Laboratories	5,481	307,758
Allergan, Inc.	1,094	70,279
Barr Pharmaceuticals, Inc. (a)(b)	390	20,709
Bristol-Myers Squibb Co.	7,015	186,038
Eli Lilly & Co.	3,511	187,452
Forest Laboratories, Inc. (a)	1,109	40,423

	Shares	Value
Johnson & Johnson	10,152	$677,139
King Pharmaceuticals, Inc. (a)(b)	872	8,929
Merck & Co., Inc.	7,738	449,655
Mylan Laboratories, Inc. (b)	1,075	15,115
Pfizer, Inc.	24,253	551,271
Schering-Plough Corp.	5,752	153,233
Watson Pharmaceuticals, Inc. (a)(b)	372	10,096
Wyeth	4,749	209,858
		2,887,955
Industrials—11.2%
Aerospace & Defense—2.8%
Boeing Co.	2,758	241,215
General Dynamics Corp.	1,425	126,811
Goodrich Corp. (b)	435	30,715
Honeywell International, Inc.	2,659	163,714
L-3 Communications Holdings, Inc. (b)	435	46,084
Lockheed Martin Corp.	1,238	130,312
Northrop Grumman Corp.	1,195	93,975
Precision Castparts Corp.	500	69,350
Raytheon Co.	1,535	93,174
Rockwell Collins, Inc.	578	41,599
United Technologies Corp.	3,510	268,655
		1,305,604
Air Freight & Logistics—0.9%
C.H. Robinson Worldwide, Inc. (b)	600	32,472
Expeditors International Washington, Inc. (b)	750	33,510
FedEx Corp.	1,095	97,641
United Parcel Service, Inc., Class B (b)	3,733	263,998
		427,621
Airlines—0.1%
Southwest Airlines Co. (b)	2,609	31,830
Building Products—0.1%
Masco Corp. (b)	1,310	28,309
Trane, Inc.	600	28,026
		56,335
Commercial Services & Supplies—0.5%
Allied Waste Industries, Inc. (a)(b)	1,016	11,196
Avery Dennison Corp.	366	19,449
Cintas Corp. (b)	482	16,205
Equifax, Inc. (b)	461	16,762
Monster Worldwide, Inc. (a)(b)	450	14,580
Pitney Bowes, Inc. (b)	767	29,177
R.R. Donnelley & Sons Co. (b)	771	29,097
Robert Half International, Inc. (b)	580	15,683
Waste Management, Inc.	1,810	59,133
		211,282
Construction & Engineering—0.2%
Fluor Corp. (b)	319	46,485
Jacobs Engineering Group, Inc. (a)(b)	425	40,634
		87,119

See Accompanying Notes to Financial Statements.
7

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
Electrical Equipment—0.5%
Cooper Industries Ltd., Class A	633	$33,473
Emerson Electric Co.	2,801	158,705
Rockwell Automation, Inc. (b)	539	37,169
		229,347
Industrial Conglomerates—3.6%
3M Co.	2,544	214,510
General Electric Co. (d)	35,875	1,329,886
Textron, Inc.	882	62,887
Tyco International Ltd.	1,769	70,141
		1,677,424
Machinery—1.8%
Caterpillar, Inc.	2,259	163,913
Cummins, Inc.	360	45,853
Danaher Corp. (b)	897	78,703
Deere & Co.	1,579	147,037
Dover Corp.	695	32,033
Eaton Corp.	531	51,480
Illinois Tool Works, Inc. (b)	1,461	78,222
Ingersoll-Rand Co., Ltd., Class A	971	45,122
ITT Corp.	647	42,728
Manitowoc Co., Inc. (b)	450	21,974
Paccar, Inc. (b)	1,311	71,423
Pall Corp.	425	17,136
Parker Hannifin Corp.	604	45,487
Terex Corp. (a)(b)	370	24,261
		865,372
Road & Rail—0.7%
Burlington Northern Santa Fe Corp.	1,052	87,558
CSX Corp.	1,496	65,794
Norfolk Southern Corp. (b)	1,372	69,204
Ryder System, Inc. (b)	214	10,060
Union Pacific Corp.	924	116,073
		348,689
Trading Companies & Distributors—0.0%
W.W. Grainger, Inc. (b)	235	20,567
Information Technology—16.3%
Communications Equipment—2.5%
Ciena Corp. (a)	305	10,404
Cisco Systems, Inc. (a)	21,545	583,223
Corning, Inc.	5,599	134,320
JDS Uniphase Corp. (a)(b)	775	10,308
Juniper Networks, Inc. (a)(b)	1,855	61,586
Motorola, Inc.	8,098	129,892
QUALCOMM, Inc.	5,818	228,938
Tellabs, Inc. (a)(b)	1,571	10,274
		1,168,945
Computers & Peripherals—4.4%
Apple, Inc. (a)	3,117	617,415
Dell, Inc. (a)	7,954	194,953
EMC Corp. (a)	7,461	138,252
Hewlett-Packard Co.	9,149	461,842
International Business Machines Corp.	4,895	529,149

	Shares	Value
Lexmark International, Inc., Class A (a)(b)	330	$11,504
Network Appliance, Inc. (a)(b)	1,234	30,801
QLogic Corp. (a)(b)	490	6,958
SanDisk Corp. (a)(b)	800	26,536
Sun Microsystems, Inc. (a)(b)	2,949	53,461
Teradata Corp. (a)	650	17,816
		2,088,687
Electronic Equipment & Instruments—0.3%
Agilent Technologies, Inc. (a)(b)	1,368	50,260
Jabil Circuit, Inc. (b)	745	11,376
Molex, Inc. (b)	505	13,787
Tyco Electronics Ltd.	1,769	65,683
		141,106
Internet Software & Services—1.8%
Akamai Technologies, Inc. (a)(b)	600	20,760
eBay, Inc. (a)	4,035	133,922
Google, Inc., Class A (a)	822	568,396
VeriSign, Inc. (a)(b)	780	29,336
Yahoo!, Inc. (a)	4,748	110,438
		862,852
IT Services—0.9%
Affiliated Computer Services, Inc., Class A (a)	360	16,236
Automatic Data Processing, Inc.	1,870	83,271
Cognizant Technology Solutions Corp., Class A (a)	1,035	35,128
Computer Sciences Corp. (a)(b)	621	30,721
Convergys Corp. (a)	460	7,571
Electronic Data Systems Corp.	1,816	37,646
Fidelity National Information Services, Inc.	605	25,162
Fiserv, Inc. (a)	574	31,851
Paychex, Inc. (b)	1,194	43,247
Total System Services, Inc.	700	19,600
Unisys Corp. (a)(b)	1,242	5,875
Western Union Co.	2,664	64,682
		400,990
Office Electronics—0.1%
Xerox Corp. (b)	3,289	53,249
Semiconductors & Semiconductor Equipment—2.6%
Advanced Micro Devices, Inc. (a)(b)	2,137	16,028
Altera Corp. (b)	1,187	22,933
Analog Devices, Inc.	1,083	34,331
Applied Materials, Inc.	4,890	86,846
Broadcom Corp., Class A (a)	1,676	43,811
Intel Corp.	20,749	553,168
KLA-Tencor Corp. (b)	653	31,449
Linear Technology Corp. (b)	788	25,082
LSI Logic Corp. (a)(b)	2,511	13,333
MEMC Electronic Materials, Inc. (a)	825	73,004
Microchip Technology, Inc. (b)	750	23,565
Micron Technology, Inc. (a)(b)	2,690	19,503
National Semiconductor Corp.	825	18,678

See Accompanying Notes to Financial Statements.
8

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
Novellus Systems, Inc. (a)(b)	407	$11,221
NVIDIA Corp. (a)	1,977	67,258
Teradyne, Inc. (a)	616	6,369
Texas Instruments, Inc.	4,958	165,597
Xilinx, Inc. (b)	1,036	22,657
		1,234,833
Software—3.7%
Adobe Systems, Inc. (a)	2,025	86,528
Autodesk, Inc. (a)	830	41,301
BMC Software, Inc. (a)	697	24,841
CA, Inc. (b)	1,403	35,005
Citrix Systems, Inc. (a)	678	25,771
Compuware Corp. (a)(b)	1,021	9,066
Electronic Arts, Inc. (a)	1,128	65,887
Intuit, Inc. (a)(b)	1,186	37,489
Microsoft Corp.	28,570	1,017,092
Novell, Inc. (a)	1,246	8,560
Oracle Corp. (a)	13,992	315,939
Symantec Corp. (a)(b)	3,083	49,760
		1,717,239
Materials—3.2%
Chemicals—1.8%
Air Products & Chemicals, Inc.	757	74,663
Ashland, Inc. (b)	196	9,296
Dow Chemical Co. (b)	3,350	132,057
E.I. Du Pont de Nemours & Co. (b)	3,184	140,383
Eastman Chemical Co. (b)	292	17,838
Ecolab, Inc.	620	31,750
Hercules, Inc.	418	8,088
International Flavors & Fragrances, Inc. (b)	281	13,525
Monsanto Co.	1,945	217,237
PPG Industries, Inc. (b)	571	40,101
Praxair, Inc.	1,110	98,468
Rohm and Haas Co. (b)	451	23,935
Sigma-Aldrich Corp.	452	24,679
		832,020
Construction Materials—0.1%
Vulcan Materials Co.	392	31,003
Containers & Packaging—0.1%
Ball Corp.	355	15,975
Bemis Co., Inc. (b)	361	9,884
Pactiv Corp. (a)	467	12,437
Sealed Air Corp. (b)	580	13,421
		51,717
Metals & Mining—1.0%
Alcoa, Inc.	3,007	109,906
Allegheny Technologies, Inc. (b)	367	31,709
Freeport-McMoRan Copper & Gold, Inc.	1,350	138,294
Newmont Mining Corp.	1,604	78,323
Nucor Corp. (b)	1,026	60,760
Titanium Metals Corp. (b)	300	7,935
United States Steel Corp.	414	50,057
		476,984

	Shares	Value
Paper & Forest Products—0.2%
International Paper Co.	1,525	$49,379
MeadWestvaco Corp. (b)	656	20,533
Weyerhaeuser Co. (b)	747	55,084
		124,996
Telecommunication Services—3.5%
Diversified Telecommunication Services—3.1%
AT&T, Inc.	21,524	894,537
CenturyTel, Inc.	399	16,543
Citizens Communications Co. (b)	1,154	14,690
Embarq Corp.	533	26,399
Qwest Communications International, Inc. (a)(b)	5,566	39,018
Verizon Communications, Inc.	10,255	448,041
Windstream Corp. (b)	1,682	21,900
		1,461,128
Wireless Telecommunication Services—0.4%
American Tower Corp., Class A (a)	1,425	60,705
Sprint Nextel Corp.	10,108	132,718
		193,423
Utilities—3.5%
Electric Utilities—2.0%
Allegheny Energy, Inc.	592	37,657
American Electric Power Co., Inc.	1,417	65,976
Duke Energy Corp.	4,470	90,160
Edison International (b)	1,146	61,162
Entergy Corp. (b)	683	81,632
Exelon Corp. (b)	2,338	190,874
FirstEnergy Corp. (b)	1,092	78,995
FPL Group, Inc.	1,450	98,281
Pepco Holdings, Inc. (b)	700	20,531
Pinnacle West Capital Corp. (b)	362	15,353
PPL Corp.	1,314	68,446
Progress Energy, Inc. (b)	914	44,265
Southern Co.	2,696	104,470
		957,802
Gas Utilities—0.1%
Nicor, Inc. (b)	170	7,199
Questar Corp.	620	33,542
		40,741
Independent Power Producers & Energy Traders—0.3%
AES Corp. (a)	2,366	50,609
Constellation Energy Group, Inc.	652	66,850
Dynegy, Inc. (a)(b)	1,752	12,509
		129,968
Multi-Utilities—1.1%
Ameren Corp.	729	39,519
CenterPoint Energy, Inc.	1,143	19,580
CMS Energy Corp. (b)	790	13,730
Consolidated Edison, Inc. (b)	975	47,629
Dominion Resources, Inc.	2,085	98,933
DTE Energy Co.	569	25,013

See Accompanying Notes to Financial Statements.
9

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
Integrys Energy Group, Inc. (b)	275	$14,215
NiSource, Inc.	964	18,210
PG&E Corp. (b)	1,262	54,380
Public Service Enterprise Group, Inc.	910	89,398
Sempra Energy (b)	924	57,177
TECO Energy, Inc.	740	12,735
Xcel Energy, Inc. (b)	1,487	33,562
		524,081
Total Common Stocks (cost of $30,216,595)		45,671,897
SECURITIES LENDING COLLATERAL—20.5%
State Street Navigator Securities Lending Prime Portfolio (e) (7 day yield of 4.817%)	9,653,120	9,653,120
Total Securities Lending Collateral (cost of $9,653,120)		9,653,120
	Par
SHORT-TERM OBLIGATION—2.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08, at 2.96%, collateralized by U.S. Government Agency Obligations with various maturities to 05/08/17, market value $986,644 (repurchase proceeds $959,158)	$959,000	959,000
Total Short-Term Obligation (cost of $959,000)		959,000
Total Investments—119.7% (cost of $40,828,715) (f)		56,284,017
Other Assets & Liabilities, Net—(19.7)%		(9,280,668)
Net Assets—100.0%		$47,003,349

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or portion of this security was on loan at December 31, 2007. The total market value of securities on loan at December 31, 2007 is $9,365,692.

(c)  Investments in affiliates during the year ended December 31, 2007:

Security name:	Bank of America Corp.
Shares as of 12/31/06:	17,880
Shares purchased:	150
Shares sold:	(2,275)
Shares as of 12/31/07:	15,755
Net realized gain/loss:	$26,785
Dividend income earned:	$39,846
Value at end of period:	$650,051

(d)  A portion of this security with a market value of $185,350 is pledged as collateral for open futures contracts.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Cost for federal income tax purposes is $42,527,947.

At December 31, 2007, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index Futures	2	$738,600	$744,221	Mar-2008	$(5,621)

At December 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	17.1
Information Technology	16.3
Energy	12.5
Health Care	11.6
Industrials	11.2
Consumer Staples	10.0
Consumer Discretionary	8.3
Telecommunication Services	3.5
Utilities	3.5
Materials	3.2
97.2
Securities Lending Collateral	20.5
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	(19.7)
100.0

See Accompanying Notes to Financial Statements.
10

Statement of Assets and Liabilities

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

Assets
Unaffiliated investments, at cost	$40,371,844
Affiliated investments, at cost	456,871
Total investments, at cost	40,828,715
Unaffiliated investments, at value (including securities on loan of $9,365,692)	$55,633,966
Affiliated investments, at value	650,051
Total investments, at value	56,284,017
Cash	526
Receivable for:
Investments sold	39,034
Fund shares sold	362,453
Interest	79
Dividends	67,220
Securities lending income	4,422
Expense reimbursement due from Investment Advisor	21,605
Trustees' deferred compensation plan	13,080
Total Assets	56,792,436
Liabilities
Collateral on securities loaned	9,653,120
Payable for:
Investments purchased	47,608
Fund shares repurchased	477
Futures variation margin	4,150
Investment advisory fee	10,400
Transfer agent fee	7
Pricing and bookkeeping fees	7,116
Trustees' fees	80
Audit fee	26,450
Custody fee	2,671
Reports to shareholders	9,000
Distribution fee—Class B	10,844
Chief compliance officer expenses	133
Trustees' deferred compensation plan	13,080
Other liabilities	3,951
Total Liabilities	9,789,087
Net Assets	$47,003,349
Net Assets Consist of
Paid-in capital	$33,925,811
Undistributed net investment income	615,507
Accumulated net realized loss	(2,987,650)
Net unrealized appreciation (depreciation) on:
Investments	15,455,302
Futures contracts	(5,621)
Net Assets	$47,003,349
Class A:
Net assets	$115,178
Shares outstanding	8,952
Net asset value per share	$12.87
Class B:
Net assets	$46,888,171
Shares outstanding	3,666,160
Net asset value per share	$12.79

See Accompanying Notes to Financial Statements.
11

Statement of Operations

Columbia S&P 500 Index Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Dividends	$905,057
Dividends from affiliates	39,846
Interest	36,221
Securities lending	15,723
Total Investment Income	996,847
Expenses
Investment advisory fee	100,135
Distribution fee—Class B	124,881
Transfer agent fee	92
Pricing and bookkeeping fees	66,110
Trustees' fees	14,714
Custody fee	12,998
Audit fee	30,942
Reports to shareholders	24,534
Chief compliance officer expenses	559
Other expenses	43,657
Total Expenses	418,622
Fees and expenses waived or reimbursed by Investment Advisor	(59,022)
Custody earnings credit	(104)
Net Expenses	359,496
Net Investment Income	637,351
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Unaffiliated investments	1,725,311
Affiliated investments	26,785
Futures contracts	18,049
Net realized gain	1,770,145
Net change in unrealized appreciation (depreciation) on:
Investments	82,710
Futures contracts	(5,511)
Net change in unrealized appreciation	77,199
Net Gain	1,847,344
Net Increase Resulting from Operations	$2,484,695

See Accompanying Notes to Financial Statements.
12

Statement of Changes in Net Assets

Columbia S&P 500 Index Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$637,351	$602,754
Net realized gain (loss) on investments and futures contracts	1,770,145	(67,011)
Net change in unrealized appreciation on investments and futures contracts	77,199	6,472,535
Net Increase Resulting from Operations	2,484,695	7,008,278
Distributions to Shareholders
From net investment income:
Class A	(1,650)	(1,536)
Class B	(608,295)	(638,473)
Total Distributions to Shareholders	(609,945)	(640,009)
Share Transactions
Class A:
Distributions reinvested	1,650	1,536
Net Increase	1,650	1,536
Class B:
Subscriptions	2,287,124	870,056
Distributions reinvested	608,295	638,473
Redemptions	(8,590,349)	(9,582,273)
Net Decrease	(5,694,930)	(8,073,744)
Net Decrease from Share Transactions	(5,693,280)	(8,072,208)
Total Decrease in Net Assets	(3,818,530)	(1,703,939)
Net Assets
Beginning of period	50,821,879	52,525,818
End of period	$47,003,349	$50,821,879
Undistributed net investment income at end of period	$615,507	$588,216
Changes in Shares
Class A:
Distributions reinvested	123	134
Net Increase	123	134
Class B:
Subscriptions	180,662	76,808
Distributions reinvested	45,497	56,105
Redemptions	(670,652)	(846,931)
Net Decrease	(444,493)	(714,018)

See Accompanying Notes to Financial Statements.
13

Financial Highlights

Columbia S&P 500 Index Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007		2006(a)		2005		2004	2003
Net Asset Value, Beginning of Period	$12.40		$10.92		$10.45		$9.62	$7.59
Income from Investment Operations:
Net investment income (b)	0.20		0.17		0.15		0.14 (c)	0.09
Net realized and unrealized gain on investments and futures contracts	0.46		1.49		0.32		0.83	2.02
Total from Investment Operations	0.66		1.66		0.47		0.97	2.11
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.18)		—		(0.14)	(0.08)
Net Asset Value, End of Period	$12.87		$12.40		$10.92		$10.45	$9.62
Total return (d)(e)	5.23	%(f)	15.31	%(f)	4.50	%(f)(g)	10.13%	27.80	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.47%		0.48%		0.44%		0.64%	0.69%
Waiver/Reimbursement	0.12%		0.06%		0.01%		—	0.03%
Net investment income (h)	1.53%		1.47%		1.44%		1.42%	1.11%
Portfolio turnover rate	4%		5%		7%		6%	3%
Net assets, end of period (000's)	$115		$110		$95		$91	$82

(a)  On May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed as Columbia S&P 500 Index Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
14

Notes to Financial Statements

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia S&P 500 Index Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts—The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and for nonhedging purposes. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The

15

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for tax return of capital were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(115)	$115	—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$609,945	$640,009
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation
$625,246	$13,756,070

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses due to wash sales and capital loss carryforwards.

16

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$15,707,945
Unrealized depreciation	(1,951,875)
Net unrealized appreciation	$13,756,070

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2012	$53,470
2013	717,217
2014	523,352
$1,294,039

Capital loss carryforwards of $1,490,355 were utilized during the year ended December 31, 2007.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee at the annual rate of 0.20% of the Fund's average daily net assets.

For the period January 1, 2007 to October 31, 2007, Columbia voluntarily waived its investment advisory fee by the annual rate of 0.064% of the Fund's average daily net assets.

For the year ended December 31, 2007, the Fund's effective management fee rate, net of fee waivers, was 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides

17

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Effective November 1, 2007, Columbia has contractually agreed to waive fees and reimburse the Fund through April 30, 2009, for certain expenses so that total annual fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.37% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after April 30, 2009.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,206,687 and $8,769,789, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that held 98.7% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net

18

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct,

19

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia S&P 500 Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia S&P 500 Index Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

21

Federal Income Tax Information (Unaudited)

Columbia S&P 500 Index Fund, Variable Series

100.00% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

22

Fund Governance

Columbia S&P 500 Index Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr.(Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

23

Fund Governance (continued)

Columbia S&P 500 Index Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

24

Fund Governance (continued)

Columbia S&P 500 Index Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

25

Board Consideration and Approval of Investment Advisory Agreements

Columbia S&P 500 Index Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but

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included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia S&P 500 Index Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, and in the fourth quintile for the three- and five-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia S&P 500 Index Fund, Variable Series' total expenses were in the fifth quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

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Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of Attorney General of
New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of

30

CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both

31

the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees. .

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded

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analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia S&P 500 Index Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138789-1207 (02/08) 08-49648

Columbia S&P 500 Index Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class B

2007 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

Columbia S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

Vikram J. Kuriyan has been the fund's portfolio manager since August 2005.

For the 12-month period that ended December 31, 2007, Columbia S&P 500 Index Fund, Variable Series performed in line with its benchmark, the S&P 500 Index1, and with the average return of the Lipper Variable Underlying Funds S&P 500 Index Objectives category2. The fund's positions closely approximate those in the benchmark and thus reflect the benchmark's performance. However, the fund incurs trading costs in seeking to maintain the appropriate weight of each security in the index, and its return is typically lower than that of the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund. The fund managed to include all the holdings in the S&P 500 Index in approximately the same weights as the index.

A challenging year for the U.S. stock market

Early in the 12-month period, investor anxiety soared in reaction to a sharp decline in China's stock market, a subprime mortgage crisis in the U.S. and renewed tensions in the Middle East. Although share prices rebounded midway through the year, the volatility continued as energy prices rose, the housing market continued to languish and the subprime mortgage crisis spilled over to other segments of the markets and the economy. Against this background, the U.S. stock market held onto modest results despite increasing volatility late in the year. Energy, materials and utilities were the strongest performing sectors for the year. Energy got a boost from rising commodity prices. Materials companies benefited from strong global demand, especially from emerging markets, and utilities, with a history of paying solid dividends, attracted investors who retreated from riskier areas of the market. Financials and consumer discretionary were the weakest sectors in the index, both experiencing double-digit losses for the year. As turmoil in the subprime mortgage market extended to other areas of the financial sector, investors retreated. Prospects of weaker economic growth and a slowing employment market brought consumer discretionary stocks down.

Looking ahead

In 2008, the U.S. economy faces prospects of a recession, as housing, high energy prices and tighter lending standards may restrain economic growth. We believe that consumer spending, which accounts for more than two-thirds of the economy, could grow at a slower pace in 2008, as households should begin to feel the drag of high energy prices, a softer labor market and decreased mortgage equity. Investment spending could slow as well, with declining residential construction, decelerating profit growth and general market uncertainty. However, if employment remains solid and exports and government spending hold up, a recession may be avoided. Exports could continue to benefit from a weaker dollar as American goods become more affordable to the rest of the world. In this environment, we believe the fund should benefit from its broad diversification relative to sectors and segments represented in the index.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity funds are subject to stock market fluctuations that occur in response to economic and business developments.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	Life
Class B (05/30/00)	4.87	12.07	1.71
S&P 500 Index[1]	5.49	12.83	2.55

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class B	12.34	12.79

Operating expense ratio (%)*
Class B	0.79

Operating expense ratio after contractual waivers (%)*
Class B	0.62

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 05/30/00 – 12/31/07

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax deferred until distributed to shareholders, at which time taxes may become due.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1  Index performance for the life of the fund is from May 30, 2000.

2

Understanding Your Expenses

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	984.12	1,021.63	3.55	3.62	0.71

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—97.2%
Consumer Discretionary—8.3%
Auto Components—0.2%
Goodyear Tire & Rubber Co. (a)(b)	841	$23,733
Johnson Controls, Inc.	2,111	76,080
		99,813
Automobiles—0.3%
Ford Motor Co. (a)(b)	7,485	50,374
General Motors Corp.	2,004	49,880
Harley-Davidson, Inc. (b)	861	40,217
		140,471
Distributors—0.1%
Genuine Parts Co. (b)	590	27,317
Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (a)(b)	493	34,584
H&R Block, Inc. (b)	1,154	21,430
		56,014
Hotels, Restaurants & Leisure—1.4%
Carnival Corp. (b)	1,559	69,360
Darden Restaurants, Inc. (b)	496	13,744
Harrah's Entertainment, Inc.	674	59,818
International Game Technology, Inc. (b)	1,122	49,290
Marriott International, Inc., Class A	1,112	38,008
McDonald's Corp.	4,196	247,186
Starbucks Corp. (a)(b)	2,596	53,140
Starwood Hotels & Resorts Worldwide, Inc.	701	30,865
Wendy's International, Inc.	300	7,752
Wyndham Worldwide Corp. (b)	620	14,607
Yum! Brands, Inc. (b)	1,816	69,498
		653,268
Household Durables—0.4%
Black & Decker Corp. (b)	213	14,835
Centex Corp. (b)	439	11,089
D.R. Horton, Inc.	975	12,841
Fortune Brands, Inc. (b)	538	38,930
Harman International Industries, Inc. (b)	225	16,585
KB Home (b)	280	6,048
Leggett & Platt, Inc. (b)	596	10,394
Lennar Corp., Class A (b)	485	8,676
Newell Rubbermaid, Inc.	980	25,362
Pulte Homes, Inc. (b)	750	7,905
Snap-On, Inc. (b)	203	9,793
Stanley Works (b)	291	14,108
Whirlpool Corp. (b)	281	22,938
		199,504
Internet & Catalog Retail—0.3%
Amazon.com, Inc. (a)(b)	1,080	100,051
Expedia, Inc. (a)(b)	725	22,925
IAC/InterActiveCorp (a)	645	17,363
		140,339

	Shares	Value
Leisure Equipment & Products—0.2%
Brunswick Corp. (b)	306	$5,217
Eastman Kodak Co. (b)	1,022	22,351
Hasbro, Inc. (b)	517	13,225
Mattel, Inc. (b)	1,310	24,943
		65,736
Media—2.7%
CBS Corp., Class B	2,423	66,027
Clear Channel Communications, Inc. (b)	1,776	61,308
Comcast Corp., Class A (a)(b)	10,915	199,308
DIRECTV Group, Inc. (a)	2,555	59,072
EW Scripps Co. (b)	325	14,628
Gannett Co., Inc.	815	31,785
Interpublic Group of Companies, Inc. (a)(b)	1,669	13,536
McGraw-Hill Companies, Inc. (b)	1,157	50,688
Meredith Corp. (b)	127	6,982
New York Times Co., Class A (b)	512	8,975
News Corp., Class A	8,200	168,018
Omnicom Group, Inc. (b)	1,155	54,897
Time Warner, Inc.	12,838	211,955
Viacom, Inc., Class B (a)	2,323	102,026
Walt Disney Co. (b)	6,760	218,213
Washington Post Co., Class B	25	19,786
		1,287,204
Multiline Retail—0.7%
Big Lots, Inc. (a)(b)	326	5,213
Dillard's, Inc., Class A (b)	212	3,981
Family Dollar Stores, Inc.	492	9,461
J.C. Penney Co., Inc.	776	34,136
Kohl's Corp. (a)	1,102	50,472
Macy's, Inc.	1,549	40,073
Nordstrom, Inc. (b)	665	24,426
Sears Holdings Corp. (a)(b)	247	25,206
Target Corp.	2,950	147,500
		340,468
Specialty Retail—1.5%
Abercrombie & Fitch Co., Class A	300	23,991
AutoNation, Inc. (a)(b)	484	7,579
Autozone, Inc. (a)	148	17,747
Bed Bath & Beyond, Inc. (a)(b)	952	27,979
Best Buy Co., Inc. (b)	1,246	65,602
Circuit City Stores, Inc. (b)	602	2,528
GameStop Corp., Class A (a)(b)	575	35,713
Gap, Inc.	1,656	35,240
Home Depot, Inc.	5,979	161,074
Limited Brands, Inc.	1,109	20,993
Lowe's Companies, Inc.	5,184	117,262
Office Depot, Inc. (a)(b)	961	13,368
OfficeMax, Inc. (b)	265	5,475
RadioShack Corp. (b)	456	7,688
Sherwin-Williams Co.	363	21,069
Staples, Inc.	2,516	58,044
Tiffany & Co.	479	22,048
TJX Companies, Inc.	1,550	44,532
		687,932

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc. (a)	1,305	$39,907
Jones Apparel Group, Inc. (b)	306	4,893
Liz Claiborne, Inc. (b)	351	7,143
NIKE, Inc., Class B (b)	1,362	87,495
Polo Ralph Lauren Corp.	200	12,358
V.F. Corp.	323	22,177
		173,973
Consumer Staples—10.0%
Beverages—2.4%
Anheuser-Busch Companies, Inc.	2,596	135,874
Brown-Forman Corp., Class B (b)	307	22,752
Coca-Cola Co.	7,046	432,413
Coca-Cola Enterprises, Inc.	1,005	26,160
Constellation Brands, Inc., Class A (a)(b)	695	16,430
Molson Coors Brewing Co., Class B (b)	483	24,932
Pepsi Bottling Group, Inc. (b)	482	19,020
PepsiCo, Inc.	5,723	434,376
		1,111,957
Food & Staples Retailing—2.3%
Costco Wholesale Corp. (b)	1,537	107,221
CVS Caremark Corp.	5,236	208,131
Kroger Co.	2,420	64,638
Safeway, Inc. (b)	1,577	53,949
SUPERVALU, Inc.	753	28,253
Sysco Corp.	2,157	67,320
Wal-Mart Stores, Inc. (b)	8,385	398,539
Walgreen Co.	3,511	133,699
Whole Foods Market, Inc. (b)	505	20,604
		1,082,354
Food Products—1.5%
Archer-Daniels-Midland Co. (b)	2,288	106,232
Campbell Soup Co.	801	28,620
ConAgra Foods, Inc.	1,736	41,299
Dean Foods Co. (b)	470	12,154
General Mills, Inc.	1,211	69,027
H.J. Heinz Co.	1,134	52,935
Hershey Co. (b)	602	23,719
Kellogg Co.	929	48,708
Kraft Foods, Inc., Class A	5,500	179,465
McCormick & Co., Inc. (b)	463	17,552
Sara Lee Corp.	2,561	41,130
Tyson Foods, Inc., Class A (b)	980	15,023
Wm. Wrigley Jr. Co.	780	45,669
		681,533
Household Products—2.3%
Clorox Co.	491	31,998
Colgate-Palmolive Co.	1,804	140,640
Kimberly-Clark Corp.	1,511	104,773
Procter & Gamble Co.	11,024	809,382
		1,086,793
.

	Shares	Value
Personal Products—0.2%
Avon Products, Inc.	1,531	$60,521
Estee Lauder Companies, Inc., Class A (b)	395	17,226
		77,747
Tobacco—1.3%
Altria Group, Inc.	7,467	564,356
Reynolds American, Inc. (b)	595	39,246
UST, Inc. (b)	554	30,359
		633,961
Energy—12.5%
Energy Equipment & Services—2.5%
Baker Hughes, Inc. (b)	1,127	91,400
BJ Services Co.	1,042	25,279
ENSCO International, Inc. (b)	525	31,300
Halliburton Co.	3,117	118,165
Nabors Industries Ltd. (a)(b)	993	27,198
National-Oilwell Varco, Inc. (a)	1,270	93,294
Noble Corp. (b)	954	53,911
Rowan Companies, Inc. (b)	405	15,981
Schlumberger Ltd.	4,242	417,286
Smith International, Inc. (b)	700	51,695
Transocean, Inc.	1,118	160,090
Weatherford International Ltd. (a)(b)	1,200	82,320
		1,167,919
Oil, Gas & Consumable Fuels—10.0%
Anadarko Petroleum Corp. (b)	1,665	109,374
Apache Corp.	1,184	127,327
Chesapeake Energy Corp. (b)	1,620	63,504
Chevron Corp.	7,497	699,695
ConocoPhillips	5,668	500,484
CONSOL Energy, Inc. (b)	635	45,415
Devon Energy Corp.	1,571	139,678
El Paso Corp. (b)	2,499	43,083
EOG Resources, Inc. (b)	875	78,094
Exxon Mobil Corp.	19,385	1,816,181
Hess Corp.	980	98,843
Marathon Oil Corp. (b)	2,515	153,063
Murphy Oil Corp. (b)	680	57,691
Noble Energy, Inc.	600	47,712
Occidental Petroleum Corp.	2,935	225,966
Peabody Energy Corp.	930	57,325
Range Resources Corp. (b)	525	26,964
Spectra Energy Corp. (b)	2,247	58,018
Sunoco, Inc. (b)	428	31,004
Tesoro Corp. (b)	475	22,657
Valero Energy Corp.	1,955	136,909
Williams Companies, Inc.	2,098	75,066
XTO Energy, Inc. (b)	1,719	88,275
		4,702,328

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
Financials—17.1%
Capital Markets—3.3%
American Capital Strategies Ltd. (b)	675	$22,248
Ameriprise Financial, Inc.	816	44,970
Bank of New York Mellon Corp.	4,045	197,234
Bear Stearns Companies, Inc. (b)	407	35,918
Charles Schwab Corp.	3,336	85,235
E*TRADE Financial Corp. (a)(b)	1,515	5,378
Federated Investors, Inc., Class B (b)	303	12,471
Franklin Resources, Inc.	573	65,568
Goldman Sachs Group, Inc.	1,412	303,651
Janus Capital Group, Inc. (b)	548	18,002
Legg Mason, Inc.	485	35,478
Lehman Brothers Holdings, Inc. (b)	1,892	123,812
Merrill Lynch & Co., Inc. (b)	3,045	163,456
Morgan Stanley (b)	3,778	200,650
Northern Trust Corp.	682	52,227
State Street Corp. (b)	1,371	111,325
T. Rowe Price Group, Inc. (b)	927	56,436
		1,534,059
Commercial Banks—2.9%
BB&T Corp. (b)	1,960	60,113
Comerica, Inc.	543	23,637
Commerce Bancorp, Inc. (b)	680	25,935
Fifth Third Bancorp (b)	1,902	47,797
First Horizon National Corp. (b)	437	7,931
Huntington Bancshares, Inc. (b)	1,301	19,203
KeyCorp (b)	1,390	32,595
M&T Bank Corp. (b)	275	22,432
Marshall & Ilsley Corp. (b)	918	24,309
National City Corp.	2,239	36,854
PNC Financial Services Group, Inc. (b)	1,246	81,800
Regions Financial Corp.	2,469	58,392
SunTrust Banks, Inc.	1,232	76,988
U.S. Bancorp (b)	6,127	194,471
Wachovia Corp. (b)	7,002	266,286
Wells Fargo & Co.	11,982	361,737
Zions Bancorporation	390	18,209
		1,358,689
Consumer Finance—0.7%
American Express Co.	4,147	215,727
Capital One Financial Corp.	1,391	65,739
Discover Financial Services (b)	1,689	25,470
SLM Corp.	1,842	37,098
		344,034
Diversified Financial Services—4.3%
Bank of America Corp. (c)	15,755	650,051
CIT Group, Inc. (b)	675	16,220
Citigroup, Inc.	17,726	521,853
CME Group, Inc. (b)	194	133,084
IntercontinentalExchange, Inc. (a)	250	48,125
JPMorgan Chase & Co.	11,920	520,308
Leucadia National Corp.	600	28,260
Moody's Corp. (b)	767	27,382
NYSE Euronext (b)	950	83,382
		2,028,665

	Shares	Value
Insurance—4.2%
ACE Ltd. (b)	1,168	$72,159
AFLAC, Inc.	1,725	108,037
Allstate Corp.	2,038	106,445
Ambac Financial Group, Inc. (b)	361	9,303
American International Group, Inc.	9,006	525,050
Aon Corp.	1,031	49,168
Assurant, Inc. (b)	350	23,415
Chubb Corp.	1,352	73,792
Cincinnati Financial Corp.	601	23,764
Genworth Financial, Inc., Class A	1,550	39,447
Hartford Financial Services Group, Inc.	1,110	96,781
Lincoln National Corp.	946	55,076
Loews Corp.	1,554	78,228
Marsh & McLennan Companies, Inc.	1,848	48,917
MBIA, Inc. (b)	451	8,402
MetLife, Inc.	2,640	162,677
Principal Financial Group, Inc. (b)	928	63,884
Progressive Corp. (b)	2,470	47,325
Prudential Financial, Inc.	1,609	149,701
SAFECO Corp. (b)	335	18,653
Torchmark Corp. (b)	332	20,096
Travelers Companies, Inc.	2,289	123,148
Unum Group (b)	1,284	30,546
XL Capital Ltd., Class A (b)	628	31,595
		1,965,609
Real Estate Investment Trusts (REITs)—1.0%
Apartment Investment & Management Co., Class A (b)	350	12,156
AvalonBay Communities, Inc.	285	26,830
Boston Properties, Inc.	430	39,478
Developers Diversified Realty Corp.	425	16,273
Equity Residential Property Trust	966	35,230
General Growth Properties, Inc. (b)	875	36,032
Host Hotels & Resorts, Inc.	1,850	31,524
Kimco Realty Corp. (b)	905	32,942
Plum Creek Timber Co., Inc. (b)	616	28,361
ProLogis (b)	915	57,993
Public Storage, Inc.	430	31,566
Simon Property Group, Inc.	790	68,619
Vornado Realty Trust	480	42,216
		459,220
Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc., Class A (a)(b)	695	14,977
Thrifts & Mortgage Finance—0.7%
Countrywide Financial Corp. (b)	2,044	18,273
Fannie Mae (b)	3,477	139,010
Freddie Mac	2,351	80,099
Hudson City Bancorp, Inc. (b)	1,850	27,787
MGIC Investment Corp. (b)	298	6,684
Sovereign Bancorp, Inc. (b)	1,275	14,535
Washington Mutual, Inc. (b)	3,083	41,960
		328,348

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
Health Care—11.6%
Biotechnology—1.1%
Amgen, Inc. (a)	3,873	$179,862
Biogen Idec, Inc. (a)(b)	1,041	59,254
Celgene Corp. (a)(b)	1,375	63,539
Genzyme Corp. (a)	952	70,867
Gilead Sciences, Inc. (a)	3,305	152,063
		525,585
Health Care Equipment & Supplies—1.7%
Baxter International, Inc.	2,253	130,787
Becton, Dickinson & Co.	859	71,795
Boston Scientific Corp. (a)	4,773	55,510
C.R. Bard, Inc.	351	33,275
Covidien Ltd.	1,769	78,349
Hospira, Inc. (a)(b)	555	23,665
Medtronic, Inc.	4,010	201,583
St. Jude Medical, Inc. (a)(b)	1,227	49,865
Stryker Corp. (b)	835	62,391
Varian Medical Systems, Inc. (a)	450	23,472
Zimmer Holdings, Inc. (a)	829	54,838
		785,530
Health Care Providers & Services—2.3%
Aetna, Inc.	1,784	102,990
AmerisourceBergen Corp. (b)	597	26,787
Cardinal Health, Inc.	1,280	73,920
CIGNA Corp.	1,000	53,730
Coventry Health Care, Inc. (a)(b)	545	32,291
Express Scripts, Inc. (a)	885	64,605
Humana, Inc. (a)	597	44,960
Laboratory Corp. of America Holdings (a)(b)	415	31,345
McKesson Corp.	1,029	67,410
Medco Health Solutions, Inc. (a)	945	95,823
Patterson Companies, Inc. (a)(b)	490	16,636
Quest Diagnostics, Inc. (b)	547	28,936
Tenet Healthcare Corp. (a)(b)	1,685	8,560
UnitedHealth Group, Inc.	4,598	267,604
WellPoint, Inc. (a)	2,017	176,951
		1,092,548
Health Care Technology—0.0%
IMS Health, Inc. (b)	697	16,059
Life Sciences Tools & Services—0.3%
Applera Corp. - Applied Biosystems Group (b)	589	19,979
Millipore Corp. (a)(b)	201	14,709
PerkinElmer, Inc.	427	11,110
Thermo Fisher Scientific, Inc. (a)(b)	1,492	86,059
Waters Corp. (a)	369	29,177
		161,034
Pharmaceuticals—6.2%
Abbott Laboratories	5,481	307,758
Allergan, Inc.	1,094	70,279
Barr Pharmaceuticals, Inc. (a)(b)	390	20,709
Bristol-Myers Squibb Co.	7,015	186,038
Eli Lilly & Co.	3,511	187,452
Forest Laboratories, Inc. (a)	1,109	40,423

	Shares	Value
Johnson & Johnson	10,152	$677,139
King Pharmaceuticals, Inc. (a)(b)	872	8,929
Merck & Co., Inc.	7,738	449,655
Mylan Laboratories, Inc. (b)	1,075	15,115
Pfizer, Inc.	24,253	551,271
Schering-Plough Corp.	5,752	153,233
Watson Pharmaceuticals, Inc. (a)(b)	372	10,096
Wyeth	4,749	209,858
		2,887,955
Industrials—11.2%
Aerospace & Defense—2.8%
Boeing Co.	2,758	241,215
General Dynamics Corp.	1,425	126,811
Goodrich Corp. (b)	435	30,715
Honeywell International, Inc.	2,659	163,714
L-3 Communications Holdings, Inc. (b)	435	46,084
Lockheed Martin Corp.	1,238	130,312
Northrop Grumman Corp.	1,195	93,975
Precision Castparts Corp.	500	69,350
Raytheon Co.	1,535	93,174
Rockwell Collins, Inc.	578	41,599
United Technologies Corp.	3,510	268,655
		1,305,604
Air Freight & Logistics—0.9%
C.H. Robinson Worldwide, Inc. (b)	600	32,472
Expeditors International Washington, Inc. (b)	750	33,510
FedEx Corp.	1,095	97,641
United Parcel Service, Inc., Class B (b)	3,733	263,998
		427,621
Airlines—0.1%
Southwest Airlines Co. (b)	2,609	31,830
Building Products—0.1%
Masco Corp. (b)	1,310	28,309
Trane, Inc.	600	28,026
		56,335
Commercial Services & Supplies—0.5%
Allied Waste Industries, Inc. (a)(b)	1,016	11,196
Avery Dennison Corp.	366	19,449
Cintas Corp. (b)	482	16,205
Equifax, Inc. (b)	461	16,762
Monster Worldwide, Inc. (a)(b)	450	14,580
Pitney Bowes, Inc. (b)	767	29,177
R.R. Donnelley & Sons Co. (b)	771	29,097
Robert Half International, Inc. (b)	580	15,683
Waste Management, Inc.	1,810	59,133
		211,282
Construction & Engineering—0.2%
Fluor Corp. (b)	319	46,485
Jacobs Engineering Group, Inc. (a)(b)	425	40,634
		87,119

See Accompanying Notes to Financial Statements.
7

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
Electrical Equipment—0.5%
Cooper Industries Ltd., Class A	633	$33,473
Emerson Electric Co.	2,801	158,705
Rockwell Automation, Inc. (b)	539	37,169
		229,347
Industrial Conglomerates—3.6%
3M Co.	2,544	214,510
General Electric Co. (d)	35,875	1,329,886
Textron, Inc.	882	62,887
Tyco International Ltd.	1,769	70,141
		1,677,424
Machinery—1.8%
Caterpillar, Inc.	2,259	163,913
Cummins, Inc.	360	45,853
Danaher Corp. (b)	897	78,703
Deere & Co.	1,579	147,037
Dover Corp.	695	32,033
Eaton Corp.	531	51,480
Illinois Tool Works, Inc. (b)	1,461	78,222
Ingersoll-Rand Co., Ltd., Class A	971	45,122
ITT Corp.	647	42,728
Manitowoc Co., Inc. (b)	450	21,974
Paccar, Inc. (b)	1,311	71,423
Pall Corp.	425	17,136
Parker Hannifin Corp.	604	45,487
Terex Corp. (a)(b)	370	24,261
		865,372
Road & Rail—0.7%
Burlington Northern Santa Fe Corp.	1,052	87,558
CSX Corp.	1,496	65,794
Norfolk Southern Corp. (b)	1,372	69,204
Ryder System, Inc. (b)	214	10,060
Union Pacific Corp.	924	116,073
		348,689
Trading Companies & Distributors—0.0%
W.W. Grainger, Inc. (b)	235	20,567
Information Technology—16.3%
Communications Equipment—2.5%
Ciena Corp. (a)	305	10,404
Cisco Systems, Inc. (a)	21,545	583,223
Corning, Inc.	5,599	134,320
JDS Uniphase Corp. (a)(b)	775	10,308
Juniper Networks, Inc. (a)(b)	1,855	61,586
Motorola, Inc.	8,098	129,892
QUALCOMM, Inc.	5,818	228,938
Tellabs, Inc. (a)(b)	1,571	10,274
		1,168,945
Computers & Peripherals—4.4%
Apple, Inc. (a)	3,117	617,415
Dell, Inc. (a)	7,954	194,953
EMC Corp. (a)	7,461	138,252
Hewlett-Packard Co.	9,149	461,842
International Business Machines Corp.	4,895	529,149

	Shares	Value
Lexmark International, Inc., Class A (a)(b)	330	$11,504
Network Appliance, Inc. (a)(b)	1,234	30,801
QLogic Corp. (a)(b)	490	6,958
SanDisk Corp. (a)(b)	800	26,536
Sun Microsystems, Inc. (a)(b)	2,949	53,461
Teradata Corp. (a)	650	17,816
		2,088,687
Electronic Equipment & Instruments—0.3%
Agilent Technologies, Inc. (a)(b)	1,368	50,260
Jabil Circuit, Inc. (b)	745	11,376
Molex, Inc. (b)	505	13,787
Tyco Electronics Ltd.	1,769	65,683
		141,106
Internet Software & Services—1.8%
Akamai Technologies, Inc. (a)(b)	600	20,760
eBay, Inc. (a)	4,035	133,922
Google, Inc., Class A (a)	822	568,396
VeriSign, Inc. (a)(b)	780	29,336
Yahoo!, Inc. (a)	4,748	110,438
		862,852
IT Services—0.9%
Affiliated Computer Services, Inc., Class A (a)	360	16,236
Automatic Data Processing, Inc.	1,870	83,271
Cognizant Technology Solutions Corp., Class A (a)	1,035	35,128
Computer Sciences Corp. (a)(b)	621	30,721
Convergys Corp. (a)	460	7,571
Electronic Data Systems Corp.	1,816	37,646
Fidelity National Information Services, Inc.	605	25,162
Fiserv, Inc. (a)	574	31,851
Paychex, Inc. (b)	1,194	43,247
Total System Services, Inc.	700	19,600
Unisys Corp. (a)(b)	1,242	5,875
Western Union Co.	2,664	64,682
		400,990
Office Electronics—0.1%
Xerox Corp. (b)	3,289	53,249
Semiconductors & Semiconductor Equipment—2.6%
Advanced Micro Devices, Inc. (a)(b)	2,137	16,028
Altera Corp. (b)	1,187	22,933
Analog Devices, Inc.	1,083	34,331
Applied Materials, Inc.	4,890	86,846
Broadcom Corp., Class A (a)	1,676	43,811
Intel Corp.	20,749	553,168
KLA-Tencor Corp. (b)	653	31,449
Linear Technology Corp. (b)	788	25,082
LSI Logic Corp. (a)(b)	2,511	13,333
MEMC Electronic Materials, Inc. (a)	825	73,004
Microchip Technology, Inc. (b)	750	23,565
Micron Technology, Inc. (a)(b)	2,690	19,503
National Semiconductor Corp.	825	18,678

See Accompanying Notes to Financial Statements.
8

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
Novellus Systems, Inc. (a)(b)	407	$11,221
NVIDIA Corp. (a)	1,977	67,258
Teradyne, Inc. (a)	616	6,369
Texas Instruments, Inc.	4,958	165,597
Xilinx, Inc. (b)	1,036	22,657
		1,234,833
Software—3.7%
Adobe Systems, Inc. (a)	2,025	86,528
Autodesk, Inc. (a)	830	41,301
BMC Software, Inc. (a)	697	24,841
CA, Inc. (b)	1,403	35,005
Citrix Systems, Inc. (a)	678	25,771
Compuware Corp. (a)(b)	1,021	9,066
Electronic Arts, Inc. (a)	1,128	65,887
Intuit, Inc. (a)(b)	1,186	37,489
Microsoft Corp.	28,570	1,017,092
Novell, Inc. (a)	1,246	8,560
Oracle Corp. (a)	13,992	315,939
Symantec Corp. (a)(b)	3,083	49,760
		1,717,239
Materials—3.2%
Chemicals—1.8%
Air Products & Chemicals, Inc.	757	74,663
Ashland, Inc. (b)	196	9,296
Dow Chemical Co. (b)	3,350	132,057
E.I. Du Pont de Nemours & Co. (b)	3,184	140,383
Eastman Chemical Co. (b)	292	17,838
Ecolab, Inc.	620	31,750
Hercules, Inc.	418	8,088
International Flavors & Fragrances, Inc. (b)	281	13,525
Monsanto Co.	1,945	217,237
PPG Industries, Inc. (b)	571	40,101
Praxair, Inc.	1,110	98,468
Rohm and Haas Co. (b)	451	23,935
Sigma-Aldrich Corp.	452	24,679
		832,020
Construction Materials—0.1%
Vulcan Materials Co.	392	31,003
Containers & Packaging—0.1%
Ball Corp.	355	15,975
Bemis Co., Inc. (b)	361	9,884
Pactiv Corp. (a)	467	12,437
Sealed Air Corp. (b)	580	13,421
		51,717
Metals & Mining—1.0%
Alcoa, Inc.	3,007	109,906
Allegheny Technologies, Inc. (b)	367	31,709
Freeport-McMoRan Copper & Gold, Inc.	1,350	138,294
Newmont Mining Corp.	1,604	78,323
Nucor Corp. (b)	1,026	60,760
Titanium Metals Corp. (b)	300	7,935
United States Steel Corp.	414	50,057
		476,984

	Shares	Value
Paper & Forest Products—0.2%
International Paper Co.	1,525	$49,379
MeadWestvaco Corp. (b)	656	20,533
Weyerhaeuser Co. (b)	747	55,084
		124,996
Telecommunication Services—3.5%
Diversified Telecommunication Services—3.1%
AT&T, Inc.	21,524	894,537
CenturyTel, Inc.	399	16,543
Citizens Communications Co. (b)	1,154	14,690
Embarq Corp.	533	26,399
Qwest Communications International, Inc. (a)(b)	5,566	39,018
Verizon Communications, Inc.	10,255	448,041
Windstream Corp. (b)	1,682	21,900
		1,461,128
Wireless Telecommunication Services—0.4%
American Tower Corp., Class A (a)	1,425	60,705
Sprint Nextel Corp.	10,108	132,718
		193,423
Utilities—3.5%
Electric Utilities—2.0%
Allegheny Energy, Inc.	592	37,657
American Electric Power Co., Inc.	1,417	65,976
Duke Energy Corp.	4,470	90,160
Edison International (b)	1,146	61,162
Entergy Corp. (b)	683	81,632
Exelon Corp. (b)	2,338	190,874
FirstEnergy Corp. (b)	1,092	78,995
FPL Group, Inc.	1,450	98,281
Pepco Holdings, Inc. (b)	700	20,531
Pinnacle West Capital Corp. (b)	362	15,353
PPL Corp.	1,314	68,446
Progress Energy, Inc. (b)	914	44,265
Southern Co.	2,696	104,470
		957,802
Gas Utilities—0.1%
Nicor, Inc. (b)	170	7,199
Questar Corp.	620	33,542
		40,741
Independent Power Producers & Energy Traders—0.3%
AES Corp. (a)	2,366	50,609
Constellation Energy Group, Inc.	652	66,850
Dynegy, Inc. (a)(b)	1,752	12,509
		129,968
Multi-Utilities—1.1%
Ameren Corp.	729	39,519
CenterPoint Energy, Inc.	1,143	19,580
CMS Energy Corp. (b)	790	13,730
Consolidated Edison, Inc. (b)	975	47,629
Dominion Resources, Inc.	2,085	98,933
DTE Energy Co.	569	25,013

See Accompanying Notes to Financial Statements.
9

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

	Shares	Value
Integrys Energy Group, Inc. (b)	275	$14,215
NiSource, Inc.	964	18,210
PG&E Corp. (b)	1,262	54,380
Public Service Enterprise Group, Inc.	910	89,398
Sempra Energy (b)	924	57,177
TECO Energy, Inc.	740	12,735
Xcel Energy, Inc. (b)	1,487	33,562
		524,081
Total Common Stocks (cost of $30,216,595)		45,671,897
SECURITIES LENDING COLLATERAL—20.5%
State Street Navigator Securities Lending Prime Portfolio (e) (7 day yield of 4.817%)	9,653,120	9,653,120
Total Securities Lending Collateral (cost of $9,653,120)		9,653,120
	Par
SHORT-TERM OBLIGATION—2.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08, at 2.96%, collateralized by U.S. Government Agency Obligations with various maturities to 05/08/17, market value $986,644 (repurchase proceeds $959,158)	$959,000	959,000
Total Short-Term Obligation (cost of $959,000)		959,000
Total Investments—119.7% (cost of $40,828,715) (f)		56,284,017
Other Assets & Liabilities, Net—(19.7)%		(9,280,668)
Net Assets—100.0%		$47,003,349

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or portion of this security was on loan at December 31, 2007. The total market value of securities on loan at December 31, 2007 is $9,365,692.

(c)  Investments in affiliates during the year ended December 31, 2007:

Security name:	Bank of America Corp.
Shares as of 12/31/06:	17,880
Shares purchased:	150
Shares sold:	(2,275)
Shares as of 12/31/07:	15,755
Net realized gain/loss:	$26,785
Dividend income earned:	$39,846
Value at end of period:	$650,051

(d)  A portion of this security with a market value of $185,350 is pledged as collateral for open futures contracts.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Cost for federal income tax purposes is $42,527,947.

At December 31, 2007, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index Futures	2	$738,600	$744,221	Mar-2008	$(5,621)

At December 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	17.1
Information Technology	16.3
Energy	12.5
Health Care	11.6
Industrials	11.2
Consumer Staples	10.0
Consumer Discretionary	8.3
Telecommunication Services	3.5
Utilities	3.5
Materials	3.2
97.2
Securities Lending Collateral	20.5
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	(19.7)
100.0

See Accompanying Notes to Financial Statements.
10

Statement of Assets and Liabilities

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

Assets
Unaffiliated investments, at cost	$40,371,844
Affiliated investments, at cost	456,871
Total investments, at cost	40,828,715
Unaffiliated investments, at value (including securities on loan of $9,365,692)	$55,633,966
Affiliated investments, at value	650,051
Total investments, at value	56,284,017
Cash	526
Receivable for:
Investments sold	39,034
Fund shares sold	362,453
Interest	79
Dividends	67,220
Securities lending income	4,422
Expense reimbursement due from Investment Advisor	21,605
Trustees' deferred compensation plan	13,080
Total Assets	56,792,436
Liabilities
Collateral on securities loaned	9,653,120
Payable for:
Investments purchased	47,608
Fund shares repurchased	477
Futures variation margin	4,150
Investment advisory fee	10,400
Transfer agent fee	7
Pricing and bookkeeping fees	7,116
Trustees' fees	80
Audit fee	26,450
Custody fee	2,671
Reports to shareholders	9,000
Distribution fee—Class B	10,844
Chief compliance officer expenses	133
Trustees' deferred compensation plan	13,080
Other liabilities	3,951
Total Liabilities	9,789,087
Net Assets	$47,003,349
Net Assets Consist of
Paid-in capital	$33,925,811
Undistributed net investment income	615,507
Accumulated net realized loss	(2,987,650)
Net unrealized appreciation (depreciation) on:
Investments	15,455,302
Futures contracts	(5,621)
Net Assets	$47,003,349
Class A:
Net assets	$115,178
Shares outstanding	8,952
Net asset value per share	$12.87
Class B:
Net assets	$46,888,171
Shares outstanding	3,666,160
Net asset value per share	$12.79

See Accompanying Notes to Financial Statements.
11

Statement of Operations

Columbia S&P 500 Index Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Dividends	$905,057
Dividends from affiliates	39,846
Interest	36,221
Securities lending	15,723
Total Investment Income	996,847
Expenses
Investment advisory fee	100,135
Distribution fee—Class B	124,881
Transfer agent fee	92
Pricing and bookkeeping fees	66,110
Trustees' fees	14,714
Custody fee	12,998
Audit fee	30,942
Reports to shareholders	24,534
Chief compliance officer expenses	559
Other expenses	43,657
Total Expenses	418,622
Fees and expenses waived or reimbursed by Investment Advisor	(59,022)
Custody earnings credit	(104)
Net Expenses	359,496
Net Investment Income	637,351
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Unaffiliated investments	1,725,311
Affiliated investments	26,785
Futures contracts	18,049
Net realized gain	1,770,145
Net change in unrealized appreciation (depreciation) on:
Investments	82,710
Futures contracts	(5,511)
Net change in unrealized appreciation	77,199
Net Gain	1,847,344
Net Increase Resulting from Operations	$2,484,695

See Accompanying Notes to Financial Statements.
12

Statement of Changes in Net Assets

Columbia S&P 500 Index Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$637,351	$602,754
Net realized gain (loss) on investments and futures contracts	1,770,145	(67,011)
Net change in unrealized appreciation on investments and futures contracts	77,199	6,472,535
Net Increase Resulting from Operations	2,484,695	7,008,278
Distributions to Shareholders
From net investment income:
Class A	(1,650)	(1,536)
Class B	(608,295)	(638,473)
Total Distributions to Shareholders	(609,945)	(640,009)
Share Transactions
Class A:
Distributions reinvested	1,650	1,536
Net Increase	1,650	1,536
Class B:
Subscriptions	2,287,124	870,056
Distributions reinvested	608,295	638,473
Redemptions	(8,590,349)	(9,582,273)
Net Decrease	(5,694,930)	(8,073,744)
Net Decrease from Share Transactions	(5,693,280)	(8,072,208)
Total Decrease in Net Assets	(3,818,530)	(1,703,939)
Net Assets
Beginning of period	50,821,879	52,525,818
End of period	$47,003,349	$50,821,879
Undistributed net investment income at end of period	$615,507	$588,216
Changes in Shares
Class A:
Distributions reinvested	123	134
Net Increase	123	134
Class B:
Subscriptions	180,662	76,808
Distributions reinvested	45,497	56,105
Redemptions	(670,652)	(846,931)
Net Decrease	(444,493)	(714,018)

See Accompanying Notes to Financial Statements.
13

Financial Highlights

Columbia S&P 500 Index Fund, Variable Series — Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006(a)	2005		2004	2003
Net Asset Value, Beginning of Period	$12.34	$10.87	$10.43		$9.59	$7.57
Income from Investment Operations:
Net investment income (b)	0.16	0.14	0.12		0.13 (c)	0.09
Net realized and unrealized gain on investments and futures contracts	0.45	1.48	0.32		0.84	2.01
Total from Investment Operations	0.61	1.62	0.44		0.97	2.10
Less Distributions to Shareholders:
From net investment income	(0.16)	(0.15)	—		(0.13)	(0.08)
Net Asset Value, End of Period	$12.79	$12.34	$10.87		$10.43	$9.59
Total return (d)(e)(f)	4.87%	15.03%	4.22	%(g)	10.12%	27.68%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.72%	0.73%	0.69%		0.75%	0.75%
Waiver/Reimbursement	0.12%	0.06%	0.01%		0.14%	0.22%
Net investment income (h)	1.27%	1.22%	1.19%		1.29%	1.05%
Portfolio turnover rate	4%	5%	7%		6%	3%
Net assets, end of period (000's)	$46,888	$50,712	$52,431		$54,646	$48,442

(a)  On May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed as Columbia S&P 500 Index Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
14

Notes to Financial Statements

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia S&P 500 Index Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts—The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and for nonhedging purposes. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The

15

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for tax return of capital were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(115)	$115	—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$609,945	$640,009
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation
$625,246	$13,756,070

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses due to wash sales and capital loss carryforwards.

16

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$15,707,945
Unrealized depreciation	(1,951,875)
Net unrealized appreciation	$13,756,070

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2012	$53,470
2013	717,217
2014	523,352
$1,294,039

Capital loss carryforwards of $1,490,355 were utilized during the year ended December 31, 2007.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee at the annual rate of 0.20% of the Fund's average daily net assets.

For the period January 1, 2007 to October 31, 2007, Columbia voluntarily waived its investment advisory fee by the annual rate of 0.064% of the Fund's average daily net assets.

For the year ended December 31, 2007, the Fund's effective management fee rate, net of fee waivers, was 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides

17

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Effective November 1, 2007, Columbia has contractually agreed to waive fees and reimburse the Fund through April 30, 2009, for certain expenses so that total annual fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.37% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after April 30, 2009.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,206,687 and $8,769,789, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that held 98.7% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net

18

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct,

19

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2007

including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the
Class B Shareholders of Columbia S&P 500 Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia S&P 500 Index Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

21

Federal Income Tax Information (Unaudited)

Columbia S&P 500 Index Fund, Variable Series

100.00% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

22

Fund Governance

Columbia S&P 500 Index Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr.(Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

23

Fund Governance (continued)

Columbia S&P 500 Index Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

24

Fund Governance (continued)

Columbia S&P 500 Index Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of Investment Advisory Agreements

Columbia S&P 500 Index Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but

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included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia S&P 500 Index Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, and in the fourth quintile for the three- and five-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia S&P 500 Index Fund, Variable Series' total expenses were in the fifth quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

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Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of Attorney General of
New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;
3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of

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CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both

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the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees. .

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded

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analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,
Steven E. Asher

33

Important Information About This Report

A description of the policies and procedures that Columbia S&P 500 Index Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138790-1207 (02/08) 08-51240

Columbia Mid Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class A

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

Columbia Mid Cap Value Fund, Variable Series seeks long-term growth.

Diane L. Sobin, David I. Hoffman, Lori J. Ensinger and Noah J. Petrucci are co-managers of the fund.

For the 12-month period that ended December 31, 2007, Columbia Mid Cap Value Fund, Variable Series outpaced both the Russell Midcap Value Index1 and the average return of its peer group, the Morningstar Mid-Cap Value VIT Category2. Positive stock selection within the industrials, energy and utilities sectors, combined with a lighter-than-index exposure to financials, drove the fund's solid returns.

Industrial and energy names were strong performers

An emphasis on companies that benefit from growth of the global energy infrastructure, including electrical plants, helped drive the fund's return during the period. Among top-performing industrial names were McDermott International, Inc. and machinery manufacturer Barnes Group, Inc. (1.4% and 1.0% of net assets, respectively), which benefited from strong global demand from the aerospace industry. Also in the aerospace area, Textron, Inc. (1.2% of net assets) soared on strength from its Cessna Aircraft unit, as corporate jet orders increased worldwide. Jacobs Engineering Group, Inc. (1.1% of net assets) saw profits rise from global capital expenditures by large oil and gas companies.

Boosted by rising oil prices, strong returns from holdings in the oil and gas group also aided performance. Notably, Hess Corp. (2.2% of net assets) was helped by news of potential new oil reserve discoveries. National Oilwell Varco and Peabody Energy Corp. (1.0% and 0.8% of net assets, respectively) were among other key contributors in the sector.

Utilities and REIT names helped returns

Several holdings in the utilities sector performed well during the period, as municipal electric power contracts were re-set at higher prices. PPL Corp. (1.7% of net assets) was among the firms that benefited from this trend. An underweight in financials relative to the index (23% versus the benchmark's 34%) also helped performance during the period, as did favorable stock selection within the sector. Within real estate investment trusts (REITs), the fund's holdings in timber REITs, such as Plum Creek Timber Company and Rayonier, Inc. (1.5% and 1.1% of net assets, respectively), turned in positive performance during the period.

Elsewhere, winners included Activision Inc., a video game manufacturer, which profited from strong sales of its popular Guitar Hero game, and Air Products & Chemicals, Inc., provider of hydrogen for oil refining and equipment used to liquefy natural gas for transport (1.1% and 1.7% of net assets, respectively).

Lack of exposure to metals and mining names hurt relative returns

Stock selection within the materials sector was modestly disappointing primarily because the fund did not own some top-performing metals and mining stocks. Weakness among the fund's chemicals holdings relative to the benchmark also detracted slightly, as did light exposure to the strong-performing telecommunications group relative to the index.

A challenging market ahead

Heading into 2008, evidence of an economic slowdown is growing, while expectations remain high for future Federal Reserve Board rate cuts. As in prior periods, we have positioned the fund's portfolio with a focus on individual stock selection among what we believe to be companies with good valuations and opportunities for margin expansion. We believe that this time-tested process should serve Fund shareholders well over the near- and long-term.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	Life
Class A (05/30/00)	7.61	15.82	10.53
Russell Midcap Value Index[1]	-1.42	17.92	12.71

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class A	19.24	17.83

Annual operating expense ratio (%)*
Class A	1.04

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 05/30/00 – 12/31/07

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1  Index performance for the life of the fund is from May 30, 2000.

2

Understanding Your Expenses

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	951.91	1,019.56	5.51	5.70	1.12

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—96.3%
Consumer Discretionary—6.3%
Auto Components—1.7%
BorgWarner, Inc.	7,200	$348,552
Johnson Controls, Inc.	8,550	308,142
		656,694
Automobiles—0.5%
Ford Motor Co. (a)	26,900	181,037
Hotels, Restaurants & Leisure—0.9%
Royal Caribbean Cruises Ltd.	4,950	210,078
Starwood Hotels & Resorts Worldwide, Inc.	3,400	149,702
		359,780
Leisure Equipment & Products—0.4%
Hasbro, Inc.	6,250	159,875
Media—0.5%
Regal Entertainment Group, Class A	10,350	187,024
Multiline Retail—1.8%
Macy's, Inc.	11,308	292,538
Saks, Inc. (a)	21,250	441,150
		733,688
Textiles, Apparel & Luxury Goods—0.5%
Polo Ralph Lauren Corp.	3,500	216,265
Consumer Staples—9.3%
Beverages—2.2%
Fomento Economico Mexicano SAB de CV, ADR	11,950	456,131
Pepsi Bottling Group, Inc.	10,800	426,168
		882,299
Food & Staples Retailing—1.4%
BJ's Wholesale Club, Inc. (a)	8,600	290,938
Kroger Co.	10,600	283,126
		574,064
Food Products—2.9%
ConAgra Foods, Inc.	15,050	358,039
Dean Foods Co.	14,750	381,435
Hershey Co.	10,450	411,730
		1,151,204
Household Products—1.1%
Clorox Co.	6,550	426,864
Personal Products—1.7%
Avon Products, Inc.	9,850	389,371
Estee Lauder Companies, Inc., Class A	6,800	296,548
		685,919

	Shares	Value
Energy—8.6%
Energy Equipment & Services—2.0%
National-Oilwell Varco, Inc. (a)	5,250	$385,665
Rowan Companies, Inc.	5,600	220,976
Tidewater, Inc.	3,200	175,552
		782,193
Oil, Gas & Consumable Fuels—6.6%
Cabot Oil & Gas Corp.	5,600	226,072
Forest Oil Corp. (a)	6,500	330,460
Hess Corp. (b)	8,800	887,568
Newfield Exploration Co. (a)	6,250	329,375
Peabody Energy Corp.	5,050	311,282
Tesoro Corp.	4,150	197,955
Williams Companies, Inc.	10,400	372,112
		2,654,824
Financials—23.0%
Commercial Banks—7.9%
Bank of Hawaii Corp.	10,050	513,957
City National Corp.	6,550	390,052
Comerica, Inc.	10,300	448,359
Cullen/Frost Bankers, Inc.	7,400	374,884
KeyCorp	13,500	316,575
Marshall & Ilsley Corp.	8,550	226,404
SVB Financial Group (a)	6,000	302,400
TCF Financial Corp.	16,500	295,845
Zions Bancorporation	6,350	296,482
		3,164,958
Diversified Financial Services—0.4%
CIT Group, Inc.	6,250	150,187
Insurance—6.9%
ACE Ltd.	6,450	398,481
Ambac Financial Group, Inc.	15,650	403,301
Assurant, Inc.	8,150	545,235
Axis Capital Holdings Ltd.	7,627	297,224
Genworth Financial, Inc., Class A	13,700	348,665
Loews Corp.	7,950	400,203
Platinum Underwriters Holdings Ltd.	10,700	380,492
		2,773,601
Real Estate Investment Trusts (REITs)—7.4%
Alexandria Real Estate Equities, Inc.	3,200	325,344
Boston Properties, Inc.	2,300	211,163
Equity Residential Property Trust	6,000	218,820
General Growth Properties, Inc.	10,600	436,508
iStar Financial, Inc.	14,219	370,405
Plum Creek Timber Co., Inc.	13,200	607,728
ProLogis	5,050	320,069
Rayonier, Inc.	9,700	458,228
		2,948,265
Thrifts & Mortgage Finance—0.4%
PMI Group, Inc.	11,150	148,072

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
Health Care—5.9%
Health Care Equipment & Supplies—2.1%
Beckman Coulter, Inc.	5,950	$433,160
Hospira, Inc. (a)	9,700	413,608
		846,768
Health Care Providers & Services—2.1%
CIGNA Corp.	7,650	411,034
Community Health Systems, Inc. (a)	7,700	283,822
Universal Health Services, Inc., Class B	3,050	156,160
		851,016
Life Sciences Tools & Services—1.7%
Millipore Corp. (a)	3,150	230,517
Varian, Inc. (a)	6,775	442,408
		672,925
Industrials—13.8%
Aerospace & Defense—1.9%
L-3 Communications Holdings, Inc.	3,750	397,275
Spirit Aerosystems Holdings, Inc., Class A (a)	10,796	372,462
		769,737
Building Products—0.6%
Masco Corp.	10,450	225,825
Commercial Services & Supplies—0.7%
Equifax, Inc.	7,300	265,428
Construction & Engineering—1.1%
Jacobs Engineering Group, Inc. (a)	4,400	420,684
Electrical Equipment—0.8%
Cooper Industries Ltd., Class A	6,350	335,788
Industrial Conglomerates—3.2%
McDermott International, Inc. (a)	9,550	563,736
Teleflex, Inc.	3,800	239,438
Textron, Inc.	6,700	477,710
		1,280,884
Machinery—4.0%
Barnes Group, Inc.	11,568	386,256
Harsco Corp.	4,550	291,519
Kennametal, Inc.	10,200	386,172
Parker Hannifin Corp.	7,050	530,935
		1,594,882
Marine—0.8%
Alexander & Baldwin, Inc.	6,350	328,041
Road & Rail—0.7%
Canadian Pacific Railway Ltd.	4,450	287,648
Information Technology—9.3%
Computers & Peripherals—1.7%
Diebold, Inc.	4,800	139,104
NCR Corp. (a)	17,550	440,505
Teradata Corp. (a)	4,150	113,752
		693,361

	Shares	Value
Electronic Equipment & Instruments—2.8%
Agilent Technologies, Inc. (a)	11,250	$413,325
Arrow Electronics, Inc. (a)	9,950	390,836
Mettler-Toledo International, Inc. (a)	2,950	335,710
		1,139,871
IT Services—0.2%
Metavante Technologies, Inc. (a)	2,850	66,462
Semiconductors & Semiconductor Equipment—2.5%
Fairchild Semiconductor International, Inc. (a)	11,400	164,502
Intersil Corp., Class A	7,200	176,256
KLA-Tencor Corp.	3,500	168,560
NVIDIA Corp. (a)	7,400	251,748
Spansion, Inc., Class A (a)	30,750	120,847
Verigy Ltd. (a)	3,763	102,241
		984,154
Software—2.1%
Activision, Inc. (a)	14,300	424,710
Electronic Arts, Inc. (a)	5,100	297,891
Synopsys, Inc. (a)	3,800	98,534
		821,135
Materials—6.4%
Chemicals—3.3%
Air Products & Chemicals, Inc.	6,900	680,547
Albemarle Corp.	5,000	206,250
PPG Industries, Inc.	6,450	452,983
		1,339,780
Containers & Packaging—1.7%
Crown Holdings, Inc. (a)	10,300	264,195
Packaging Corp. of America	14,350	404,670
		668,865
Metals & Mining—0.3%
Allegheny Technologies, Inc.	1,400	120,960
Paper & Forest Products—1.1%
Weyerhaeuser Co.	5,900	435,066
Utilities—13.7%
Electric Utilities—7.1%
American Electric Power Co., Inc.	12,900	600,624
Edison International	10,750	573,727
Entergy Corp.	3,600	430,272
FPL Group, Inc.	4,350	294,843
PPL Corp.	12,700	661,543
Reliant Energy, Inc. (a)	10,300	270,272
		2,831,281
Gas Utilities—0.9%
AGL Resources, Inc.	10,250	385,810
Independent Power Producers & Energy Traders—1.0%
Mirant Corp. (a)	9,950	387,851

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
Multi-Utilities—4.7%
PG&E Corp.	14,250	$614,033
Public Service Enterprise Group, Inc.	2,950	289,808
Sempra Energy	8,600	532,168
Wisconsin Energy Corp.	8,800	428,648
		1,864,657
Total Common Stocks (cost of $31,146,560)		38,455,692
INVESTMENT COMPANY—2.3%
iShares Russell Midcap Value Index Fund	6,600	930,996
Total Investment Company (cost of $947,138)		930,996
	Par
CONVERTIBLE BONDS—0.3%
Consumer Discretionary—0.3%
Automobiles—0.3%
Ford Motor Co. 4.250% 12/15/36	$106,000	105,338
Total Convertible Bonds (cost of $111,529)		105,338
SHORT-TERM OBLIGATION—0.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due on 01/02/08, at 1.160%, collateralized by a U.S. Government Agency Obligation maturing 02/15/25, market value of $348,750 (repurchase proceeds $339,022)	339,000	339,000
Total Short-Term Obligation (cost of $339,000)		339,000
Total Investments—99.8% (cost of $32,544,227) (c)		39,831,026
Other Assets & Liabilities, Net—0.2%		91,219
Net Assets—100.0%		$39,922,245

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is pledged as collateral for open written options contracts. The total market value of securities pledged as collateral at December 31, 2007 is $50,430.

(c)  Cost for federal income tax purposes is $32,587,565.

For the year ended December 31, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2006	—	$—
Options written	39	6,295
Options expired	(34)	(4,425)
Options outstanding at December 31, 2007	5	$1,870

At December 31, 2007, the Fund held the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Hess Corp.	$105	5	01/19/2008	$1,870	$1,350
Total wriiten call options (proceeds $1,870)					$1,350

At December 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	23.0
Industrials	13.8
Utilities	13.7
Consumer Staples	9.3
Information Technology	9.3
Energy	8.6
Consumer Discretionary	6.6
Materials	6.4
Health Care	5.9
96.6
Investment Company	2.3
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	0.2
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

Assets
Investments, at cost	$32,544,227
Investments, at value	$39,831,026
Cash	921
Receivable for:
Investments sold	295
Fund shares sold	78,180
Interest	211
Dividends	76,447
Expense reimbursement due from Distributor	17,901
Trustees' deferred compensation plan	12,507
Total Assets	40,017,488
Liabilities
Written options at value (premium of $1,870)	1,350
Payable for:
Investments purchased	4,736
Fund shares repurchased	2,053
Investment advisory fee	23,567
Transfer agent fee	13
Pricing and bookkeeping fees	5,713
Trustees' fees	58
Audit fee	25,150
Custody fee	1,669
Distribution fee — Class B	8,287
Chief compliance officer expenses	135
Trustees' deferred compensation plan	12,507
Other liabilities	10,005
Total Liabilities	95,243
Net Assets	$39,922,245
Net Assets Consist of
Paid-in capital	$27,554,624
Undistributed net investment income	301,423
Accumulated net realized gain	4,778,879
Net unrealized appreciation on:
Investments	7,286,799
Written options	520
Net Assets	$39,922,245
Class A
Net assets	$2,091,453
Shares outstanding	117,287
Net asset value per share	$17.83
Class B
Net assets	$37,830,792
Shares outstanding	2,127,636
Net asset value per share	$17.78

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Mid Cap Value Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Dividends	$778,169
Interest	24,701
Foreign taxes withheld	(2,800)
Total Investment Income	800,070
Expenses
Investment advisory fee	306,992
Distribution fee — Class B	103,909
Transfer agent fee	101
Pricing and bookkeeping fees	60,347
Trustees' fees	14,393
Custody fee	8,947
Audit fee	29,642
Chief compliance officer expenses	558
Other expenses	46,675
Total Expenses	571,564
Fees reimbursed by Distributor — Class B	(89,802)
Custody earnings credit	(107)
Net Expenses	481,655
Net Investment Income	318,415
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options
Net realized gain on:
Investments	4,788,746
Foreign currency transactions	68
Written options	4,425
Net realized gain	4,793,239
Net change in unrealized appreciation (depreciation) on:
Investments	(1,630,447)
Foreign currency translations	4
Written options	520
Net change in unrealized appreciation (depreciation)	(1,629,923)
Net Gain	3,163,316
Net Increase Resulting from Operations	$3,481,731

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Mid Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$318,415	$291,242
Net realized gain on investments, foreign currency transactions and written options	4,793,239	6,114,048
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	(1,629,923)	441,183
Net Increase Resulting from Operations	3,481,731	6,846,473
Distributions to Shareholders
From net investment income:
Class A	(16,494)	(13,428)
Class B	(278,982)	(209,497)
From net realized gains:
Class A	(315,403)	(338,872)
Class B	(5,789,814)	(6,715,656)
Total Distributions to Shareholders	(6,400,693)	(7,277,453)
Share Transactions
Class A:
Subscriptions	265,845	227,673
Distributions reinvested	331,897	352,300
Redemptions	(580,019)	(239,029)
Net Increase	17,723	340,944
Class B:
Subscriptions	1,320,524	1,183,612
Distributions reinvested	6,068,796	6,925,153
Redemptions	(8,952,683)	(6,963,378)
Net Increase (Decrease)	(1,563,363)	1,145,387
Net Increase (Decrease) from Share Transactions	(1,545,640)	1,486,331
Total Increase (Decrease) in Net Assets	(4,464,602)	1,055,351
Net Assets
Beginning of period	44,386,847	43,331,496
End of period	$39,922,245	$44,386,847
Undistributed net investment income at end of period	$301,423	$278,417
Changes in Shares
Class A:
Subscriptions	13,761	11,217
Distributions reinvested	17,259	19,972
Redemptions	(29,845)	(11,642)
Net Increase	1,175	19,547
Class B:
Subscriptions	68,539	57,668
Distributions reinvested	316,578	393,698
Redemptions	(454,591)	(348,712)
Net Increase (Decrease)	(69,474)	102,654

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Mid Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006(a)	2005		2004	2003
Net Asset Value, Beginning of Period	$19.24	$19.84	$17.66		$15.42	$12.12
Income from Investment Operations:
Net investment income (b)	0.15 (c)	0.15	0.14		0.08	0.05
Net realized and unrealized gain on investments, foreign currency and written options	1.54	2.88	2.04		2.32	3.30
Total from Investment Operations	1.69	3.03	2.18		2.40	3.35
Less Distributions to Shareholders:
From net investment income	(0.16)	(0.14)	—		(0.08)	(0.05)
From net realized gains	(2.94)	(3.49)	—		(0.08)	—
Total Distributions to Shareholders	(3.10)	(3.63)	—		(0.16)	(0.05)
Net Asset Value, End of Period	$17.83	$19.24	$19.84		$17.66	$15.42
Total return (d)(e)	7.61%	16.91%	12.34	%(f)	15.59%	27.61%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.07%	1.04%	0.94%		0.86%	0.95%
Waiver/Reimbursement	—	—	—	%(h)	—	—
Net investment income (g)	0.75%	0.73%	0.70%		0.47%	0.35%
Portfolio turnover rate	46%	61%	64%		17%	12%
Net assets, end of period (000's)	$2,091	$2,234	$1,915		$1,612	$1,418

(a)  On May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this special dividend amounts to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Mid Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks long-term growth.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Investments in other open-end investment companies are valued at net asset value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument.

11

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 realized trade date/settlement date reclasses were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$67	$(67)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$1,628,096	$1,238,921
Long-Term Capital Gains	4,772,597	6,038,532

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation
$989,862	$4,146,917	$7,243,461

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

12

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$9,903,548
Unrealized depreciation	2,660,087
Net unrealized appreciation	$7,243,461

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.70% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for

13

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—The Distributor and/or Columbia have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed the annual rate of 1.10% of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually of the Class B shares' average daily net assets to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $19,758,474 and $26,977,020, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that held 91.5% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

14

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Sector Focus—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

15

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia Mid Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

17

Federal Income Tax Information (Unaudited)

Columbia Mid Cap Value Fund, Variable Series

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $4,156,377.

18

Fund Governance

Columbia Mid Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

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Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

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Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of Investment Advisory Agreements

Columbia Mid Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant

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peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Mid Cap Value Fund, Variable Series' performance was in the first quintile (where the best performance would be in the first quintile) for the one -year period, in the second quintile for the three-year period, and in the third quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Mid Cap Value Fund Variable Series' total expenses were in the fourth quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

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After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of

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CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful

27

conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers

28

and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

29

Important Information About This Report

A description of the policies and procedures that Columbia Mid Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138893-1207 (02/08) 08-49787

Columbia Mid Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class B

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

Columbia Mid Cap Value Fund, Variable Series seeks long-term growth.

Diane L. Sobin, David I. Hoffman, Lori J. Ensinger and Noah J. Petrucci are co-managers of the fund.

For the 12-month period that ended December 31, 2007, Columbia Mid Cap Value Fund, Variable Series outpaced both the Russell Midcap Value Index1 and the average return of its peer group, the Morningstar Mid-Cap Value VIT Category2. Positive stock selection within the industrials, energy and utilities sectors, combined with a lighter-than-index exposure to financials, drove the fund's solid returns.

Industrial and energy names were strong performers

An emphasis on companies that benefit from growth of the global energy infrastructure, including electrical plants, helped drive the fund's return during the period. Among top-performing industrial names were McDermott International, Inc. and machinery manufacturer Barnes Group, Inc. (1.4% and 1.0% of net assets, respectively), which benefited from strong global demand from the aerospace industry. Also in the aerospace area, Textron, Inc. (1.2% of net assets) soared on strength from its Cessna Aircraft unit, as corporate jet orders increased worldwide. Jacobs Engineering Group, Inc. (1.1% of net assets) saw profits rise from global capital expenditures by large oil and gas companies.

Boosted by rising oil prices, strong returns from holdings in the oil and gas group also aided performance. Notably, Hess Corp. (2.2% of net assets) was helped by news of potential new oil reserve discoveries. National Oilwell Varco and Peabody Energy Corp. (1.0% and 0.8% of net assets, respectively) were among other key contributors in the sector.

Utilities and REIT names helped returns

Several holdings in the utilities sector performed well during the period, as municipal electric power contracts were re-set at higher prices. PPL Corp. (1.7% of net assets) was among the firms that benefited from this trend. An underweight in financials relative to the index (23% versus the benchmark's 34%) also helped performance during the period, as did favorable stock selection within the sector. Within real estate investment trusts (REITs), the fund's holdings in timber REITs, such as Plum Creek Timber Company and Rayonier, Inc. (1.5% and 1.1% of net assets, respectively), turned in positive performance during the period.

Elsewhere, winners included Activision Inc., a video game manufacturer, which profited from strong sales of its popular Guitar Hero game, and Air Products & Chemicals, Inc., provider of hydrogen for oil refining and equipment used to liquefy natural gas for transport (1.1% and 1.7% of net assets, respectively).

Lack of exposure to metals and mining names hurt relative returns

Stock selection within the materials sector was modestly disappointing primarily because the fund did not own some top-performing metals and mining stocks. Weakness among the fund's chemicals holdings relative to the benchmark also detracted slightly, as did light exposure to the strong-performing telecommunications group relative to the index.

A challenging market ahead

Heading into 2008, evidence of an economic slowdown is growing, while expectations remain high for future Federal Reserve Board rate cuts. As in prior periods, we have positioned the fund's portfolio with a focus on individual stock selection among what we believe to be companies with good valuations and opportunities for margin expansion. We believe that this time-tested process should serve Fund shareholders well over the near- and long-term.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	Life
Class B (05/30/00)	7.57	15.68	10.40
Russell Midcap Value Index[1]	-1.42	17.92	12.71

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class B	19.19	17.78

Annual operating expense ratio (%)*
Class B	1.29

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including or excluding fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 05/30/00 – 12/31/07

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1  Index performance for the life of the fund is from May 30, 2000.

2

Understanding Your Expenses

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the fund's "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	951.71	1,019.66	5.41	5.60	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—96.3%
Consumer Discretionary—6.3%
Auto Components—1.7%
BorgWarner, Inc.	7,200	$348,552
Johnson Controls, Inc.	8,550	308,142
		656,694
Automobiles—0.5%
Ford Motor Co. (a)	26,900	181,037
Hotels, Restaurants & Leisure—0.9%
Royal Caribbean Cruises Ltd.	4,950	210,078
Starwood Hotels & Resorts Worldwide, Inc.	3,400	149,702
		359,780
Leisure Equipment & Products—0.4%
Hasbro, Inc.	6,250	159,875
Media—0.5%
Regal Entertainment Group, Class A	10,350	187,024
Multiline Retail—1.8%
Macy's, Inc.	11,308	292,538
Saks, Inc. (a)	21,250	441,150
		733,688
Textiles, Apparel & Luxury Goods—0.5%
Polo Ralph Lauren Corp.	3,500	216,265
Consumer Staples—9.3%
Beverages—2.2%
Fomento Economico Mexicano SAB de CV, ADR	11,950	456,131
Pepsi Bottling Group, Inc.	10,800	426,168
		882,299
Food & Staples Retailing—1.4%
BJ's Wholesale Club, Inc. (a)	8,600	290,938
Kroger Co.	10,600	283,126
		574,064
Food Products—2.9%
ConAgra Foods, Inc.	15,050	358,039
Dean Foods Co.	14,750	381,435
Hershey Co.	10,450	411,730
		1,151,204
Household Products—1.1%
Clorox Co.	6,550	426,864
Personal Products—1.7%
Avon Products, Inc.	9,850	389,371
Estee Lauder Companies, Inc., Class A	6,800	296,548
		685,919

	Shares	Value
Energy—8.6%
Energy Equipment & Services—2.0%
National-Oilwell Varco, Inc. (a)	5,250	$385,665
Rowan Companies, Inc.	5,600	220,976
Tidewater, Inc.	3,200	175,552
		782,193
Oil, Gas & Consumable Fuels—6.6%
Cabot Oil & Gas Corp.	5,600	226,072
Forest Oil Corp. (a)	6,500	330,460
Hess Corp. (b)	8,800	887,568
Newfield Exploration Co. (a)	6,250	329,375
Peabody Energy Corp.	5,050	311,282
Tesoro Corp.	4,150	197,955
Williams Companies, Inc.	10,400	372,112
		2,654,824
Financials—23.0%
Commercial Banks—7.9%
Bank of Hawaii Corp.	10,050	513,957
City National Corp.	6,550	390,052
Comerica, Inc.	10,300	448,359
Cullen/Frost Bankers, Inc.	7,400	374,884
KeyCorp	13,500	316,575
Marshall & Ilsley Corp.	8,550	226,404
SVB Financial Group (a)	6,000	302,400
TCF Financial Corp.	16,500	295,845
Zions Bancorporation	6,350	296,482
		3,164,958
Diversified Financial Services—0.4%
CIT Group, Inc.	6,250	150,187
Insurance—6.9%
ACE Ltd.	6,450	398,481
Ambac Financial Group, Inc.	15,650	403,301
Assurant, Inc.	8,150	545,235
Axis Capital Holdings Ltd.	7,627	297,224
Genworth Financial, Inc., Class A	13,700	348,665
Loews Corp.	7,950	400,203
Platinum Underwriters Holdings Ltd.	10,700	380,492
		2,773,601
Real Estate Investment Trusts (REITs)—7.4%
Alexandria Real Estate Equities, Inc.	3,200	325,344
Boston Properties, Inc.	2,300	211,163
Equity Residential Property Trust	6,000	218,820
General Growth Properties, Inc.	10,600	436,508
iStar Financial, Inc.	14,219	370,405
Plum Creek Timber Co., Inc.	13,200	607,728
ProLogis	5,050	320,069
Rayonier, Inc.	9,700	458,228
		2,948,265
Thrifts & Mortgage Finance—0.4%
PMI Group, Inc.	11,150	148,072

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
Health Care—5.9%
Health Care Equipment & Supplies—2.1%
Beckman Coulter, Inc.	5,950	$433,160
Hospira, Inc. (a)	9,700	413,608
		846,768
Health Care Providers & Services—2.1%
CIGNA Corp.	7,650	411,034
Community Health Systems, Inc. (a)	7,700	283,822
Universal Health Services, Inc., Class B	3,050	156,160
		851,016
Life Sciences Tools & Services—1.7%
Millipore Corp. (a)	3,150	230,517
Varian, Inc. (a)	6,775	442,408
		672,925
Industrials—13.8%
Aerospace & Defense—1.9%
L-3 Communications Holdings, Inc.	3,750	397,275
Spirit Aerosystems Holdings, Inc., Class A (a)	10,796	372,462
		769,737
Building Products—0.6%
Masco Corp.	10,450	225,825
Commercial Services & Supplies—0.7%
Equifax, Inc.	7,300	265,428
Construction & Engineering—1.1%
Jacobs Engineering Group, Inc. (a)	4,400	420,684
Electrical Equipment—0.8%
Cooper Industries Ltd., Class A	6,350	335,788
Industrial Conglomerates—3.2%
McDermott International, Inc. (a)	9,550	563,736
Teleflex, Inc.	3,800	239,438
Textron, Inc.	6,700	477,710
		1,280,884
Machinery—4.0%
Barnes Group, Inc.	11,568	386,256
Harsco Corp.	4,550	291,519
Kennametal, Inc.	10,200	386,172
Parker Hannifin Corp.	7,050	530,935
		1,594,882
Marine—0.8%
Alexander & Baldwin, Inc.	6,350	328,041
Road & Rail—0.7%
Canadian Pacific Railway Ltd.	4,450	287,648
Information Technology—9.3%
Computers & Peripherals—1.7%
Diebold, Inc.	4,800	139,104
NCR Corp. (a)	17,550	440,505
Teradata Corp. (a)	4,150	113,752
		693,361

	Shares	Value
Electronic Equipment & Instruments—2.8%
Agilent Technologies, Inc. (a)	11,250	$413,325
Arrow Electronics, Inc. (a)	9,950	390,836
Mettler-Toledo International, Inc. (a)	2,950	335,710
		1,139,871
IT Services—0.2%
Metavante Technologies, Inc. (a)	2,850	66,462
Semiconductors & Semiconductor Equipment—2.5%
Fairchild Semiconductor International, Inc. (a)	11,400	164,502
Intersil Corp., Class A	7,200	176,256
KLA-Tencor Corp.	3,500	168,560
NVIDIA Corp. (a)	7,400	251,748
Spansion, Inc., Class A (a)	30,750	120,847
Verigy Ltd. (a)	3,763	102,241
		984,154
Software—2.1%
Activision, Inc. (a)	14,300	424,710
Electronic Arts, Inc. (a)	5,100	297,891
Synopsys, Inc. (a)	3,800	98,534
		821,135
Materials—6.4%
Chemicals—3.3%
Air Products & Chemicals, Inc.	6,900	680,547
Albemarle Corp.	5,000	206,250
PPG Industries, Inc.	6,450	452,983
		1,339,780
Containers & Packaging—1.7%
Crown Holdings, Inc. (a)	10,300	264,195
Packaging Corp. of America	14,350	404,670
		668,865
Metals & Mining—0.3%
Allegheny Technologies, Inc.	1,400	120,960
Paper & Forest Products—1.1%
Weyerhaeuser Co.	5,900	435,066
Utilities—13.7%
Electric Utilities—7.1%
American Electric Power Co., Inc.	12,900	600,624
Edison International	10,750	573,727
Entergy Corp.	3,600	430,272
FPL Group, Inc.	4,350	294,843
PPL Corp.	12,700	661,543
Reliant Energy, Inc. (a)	10,300	270,272
		2,831,281
Gas Utilities—0.9%
AGL Resources, Inc.	10,250	385,810
Independent Power Producers & Energy Traders—1.0%
Mirant Corp. (a)	9,950	387,851

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

	Shares	Value
Multi-Utilities—4.7%
PG&E Corp.	14,250	$614,033
Public Service Enterprise Group, Inc.	2,950	289,808
Sempra Energy	8,600	532,168
Wisconsin Energy Corp.	8,800	428,648
		1,864,657
Total Common Stocks (cost of $31,146,560)		38,455,692
INVESTMENT COMPANY—2.3%
iShares Russell Midcap Value Index Fund	6,600	930,996
Total Investment Company (cost of $947,138)		930,996
	Par
CONVERTIBLE BONDS—0.3%
Consumer Discretionary—0.3%
Automobiles—0.3%
Ford Motor Co. 4.250% 12/15/36	$106,000	105,338
Total Convertible Bonds (cost of $111,529)		105,338
SHORT-TERM OBLIGATION—0.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due on 01/02/08, at 1.160%, collateralized by a U.S. Government Agency Obligation maturing 02/15/25, market value of $348,750 (repurchase proceeds $339,022)	339,000	339,000
Total Short-Term Obligation (cost of $339,000)		339,000
Total Investments—99.8% (cost of $32,544,227) (c)		39,831,026
Other Assets & Liabilities, Net—0.2%		91,219
Net Assets—100.0%		$39,922,245

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is pledged as collateral for open written options contracts. The total market value of securities pledged as collateral at December 31, 2007 is $50,430.

(c)  Cost for federal income tax purposes is $32,587,565.

For the year ended December 31, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2006	—	$—
Options written	39	6,295
Options expired	(34)	(4,425)
Options outstanding at December 31, 2007	5	$1,870

At December 31, 2007, the Fund held the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Hess Corp.	$105	5	01/19/2008	$1,870	$1,350
Total wriiten call options (proceeds $1,870)					$1,350

At December 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	23.0
Industrials	13.8
Utilities	13.7
Consumer Staples	9.3
Information Technology	9.3
Energy	8.6
Consumer Discretionary	6.6
Materials	6.4
Health Care	5.9
96.6
Investment Company	2.3
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	0.2
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

Assets
Investments, at cost	$32,544,227
Investments, at value	$39,831,026
Cash	921
Receivable for:
Investments sold	295
Fund shares sold	78,180
Interest	211
Dividends	76,447
Expense reimbursement due from Distributor	17,901
Trustees' deferred compensation plan	12,507
Total Assets	40,017,488
Liabilities
Written options at value (premium of $1,870)	1,350
Payable for:
Investments purchased	4,736
Fund shares repurchased	2,053
Investment advisory fee	23,567
Transfer agent fee	13
Pricing and bookkeeping fees	5,713
Trustees' fees	58
Audit fee	25,150
Custody fee	1,669
Distribution fee — Class B	8,287
Chief compliance officer expenses	135
Trustees' deferred compensation plan	12,507
Other liabilities	10,005
Total Liabilities	95,243
Net Assets	$39,922,245
Net Assets Consist of
Paid-in capital	$27,554,624
Undistributed net investment income	301,423
Accumulated net realized gain	4,778,879
Net unrealized appreciation on:
Investments	7,286,799
Written options	520
Net Assets	$39,922,245
Class A
Net assets	$2,091,453
Shares outstanding	117,287
Net asset value per share	$17.83
Class B
Net assets	$37,830,792
Shares outstanding	2,127,636
Net asset value per share	$17.78

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Mid Cap Value Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Dividends	$778,169
Interest	24,701
Foreign taxes withheld	(2,800)
Total Investment Income	800,070
Expenses
Investment advisory fee	306,992
Distribution fee — Class B	103,909
Transfer agent fee	101
Pricing and bookkeeping fees	60,347
Trustees' fees	14,393
Custody fee	8,947
Audit fee	29,642
Chief compliance officer expenses	558
Other expenses	46,675
Total Expenses	571,564
Fees reimbursed by Distributor — Class B	(89,802)
Custody earnings credit	(107)
Net Expenses	481,655
Net Investment Income	318,415
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options
Net realized gain on:
Investments	4,788,746
Foreign currency transactions	68
Written options	4,425
Net realized gain	4,793,239
Net change in unrealized appreciation (depreciation) on:
Investments	(1,630,447)
Foreign currency translations	4
Written options	520
Net change in unrealized appreciation (depreciation)	(1,629,923)
Net Gain	3,163,316
Net Increase Resulting from Operations	$3,481,731

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Mid Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$318,415	$291,242
Net realized gain on investments, foreign currency transactions and written options	4,793,239	6,114,048
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	(1,629,923)	441,183
Net Increase Resulting from Operations	3,481,731	6,846,473
Distributions to Shareholders
From net investment income:
Class A	(16,494)	(13,428)
Class B	(278,982)	(209,497)
From net realized gains:
Class A	(315,403)	(338,872)
Class B	(5,789,814)	(6,715,656)
Total Distributions to Shareholders	(6,400,693)	(7,277,453)
Share Transactions
Class A:
Subscriptions	265,845	227,673
Distributions reinvested	331,897	352,300
Redemptions	(580,019)	(239,029)
Net Increase	17,723	340,944
Class B:
Subscriptions	1,320,524	1,183,612
Distributions reinvested	6,068,796	6,925,153
Redemptions	(8,952,683)	(6,963,378)
Net Increase (Decrease)	(1,563,363)	1,145,387
Net Increase (Decrease) from Share Transactions	(1,545,640)	1,486,331
Total Increase (Decrease) in Net Assets	(4,464,602)	1,055,351
Net Assets
Beginning of period	44,386,847	43,331,496
End of period	$39,922,245	$44,386,847
Undistributed net investment income at end of period	$301,423	$278,417
Changes in Shares
Class A:
Subscriptions	13,761	11,217
Distributions reinvested	17,259	19,972
Redemptions	(29,845)	(11,642)
Net Increase	1,175	19,547
Class B:
Subscriptions	68,539	57,668
Distributions reinvested	316,578	393,698
Redemptions	(454,591)	(348,712)
Net Increase (Decrease)	(69,474)	102,654

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Mid Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006(a)	2005	2004	2003
Net Asset Value, Beginning of Period	$19.19	$19.77	$17.64	$15.41	$12.11
Income from Investment Operations:
Net investment income (b)	0.14 (c)	0.13	0.10	0.04	0.03
Net realized and unrealized gain on investments, foreign currency and written options	1.54	2.89	2.03	2.32	3.29
Total from Investment Operations	1.68	3.02	2.13	2.36	3.32
Less Distributions to Shareholders:
From net investment income	(0.15)	(0.11)	—	(0.05)	(0.02)
From net realized gains	(2.94)	(3.49)	—	(0.08)	—
Total Distributions to Shareholders	(3.09)	(3.60)	—	(0.13)	(0.02)
Net Asset Value, End of Period	$17.78	$19.19	$19.77	$17.64	$15.41
Total return (d)(e)(f)	7.57%	16.91%	12.07%	15.32%	27.44%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.10%	1.10%	1.10%	1.10%	1.10%
Waiver/Reimbursement	0.22%	0.19%	0.09%	0.01%	0.10%
Net investment income (g)	0.72%	0.67%	0.55%	0.23%	0.20%
Portfolio turnover rate	46%	61%	64%	17%	12%
Net assets, end of period (000's)	$37,831	$42,153	$41,416	$41,125	$36,782

(a)  On May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this special dividend amounts to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Mid Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks long-term growth.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Investments in other open-end investment companies are valued at net asset value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument.

11

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 realized trade date/settlement date reclasses were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$67	$(67)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$1,628,096	$1,238,921
Long-Term Capital Gains	4,772,597	6,038,532

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation
$989,862	$4,146,917	$7,243,461

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

12

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$9,903,548
Unrealized depreciation	2,660,087
Net unrealized appreciation	$7,243,461

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.70% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for

13

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—The Distributor and/or Columbia have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed the annual rate of 1.10% of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually of the Class B shares' average daily net assets to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $19,758,474 and $26,977,020, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that held 91.5% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

14

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Sector Focus—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

15

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2007

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class B Shareholders of Columbia Mid Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

17

Federal Income Tax Information (Unaudited)

Columbia Mid Cap Value Fund, Variable Series

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $4,156,377.

18

Fund Governance

Columbia Mid Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

19

Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

20

Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Board Consideration and Approval of Investment Advisory Agreements

Columbia Mid Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.
Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant

22

peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Mid Cap Value Fund, Variable Series' performance was in the first quintile (where the best performance would be in the first quintile) for the one -year period, in the second quintile for the three-year period, and in the third quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Mid Cap Value Fund Variable Series' total expenses were in the fourth quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

23

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of

26

CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful

27

conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers

28

and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

29

Important Information About This Report

A description of the policies and procedures that Columbia Mid Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138894-1207 (02/08) 08-51046

Columbia Asset Allocation Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class A

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

Columbia Asset Allocation Fund, Variable Series seeks high total investment return.

Vikram J. Kuriyan, PhD, is the lead portfolio manager for the fund since August 2005. Karen Wurdack, PhD, is a co-manager for the fund since August 2005. They are responsible for allocating the fund's assets among the various asset classes. The investment decisions for each asset class are made by professionals with experience in that class.

The fund's return was stronger than either of its benchmarks and significantly higher than the 60/40 blended return of its two benchmarks, the S&P 500 Index1 and Lehman Brothers U.S. Aggregate Bond Index2, which reflects the fund's approximate allocation to both equities and fixed income. It also came in well ahead of its peer group, the Morningstar Moderate Allocation VIT Category4, for the 12-month period that ended December 31, 2007. Strong equity management plus a position in international equities aided the fund's performance for the period.

Equity allocations generated strong performance

The fund's large-, mid- and small cap growth allocations all performed above their respective benchmarks by five to ten percentage points. In addition, the fund had a position in international equities, which is not reflected in either one of its benchmarks. The fund's international equities gained 20.94% compared to the 11.17% return of the MSCI EAFE Index,3 a common measure of stock market performance in developed foreign countries. The fund's performance also benefited from a decision to overweight equities versus fixed income, to overweight large-cap stocks over small-and mid-cap stocks and to overweight growth stocks over value stocks. All of these decisions contributed to the funds strong performance, both relative to its benchmarks and peer group, and in absolute terms as well.

Fixed income performance a slight detractor

The fund's investment grade bond allocation detracted somewhat from relative performance for the period. It returned 6.27% compared to a 6.97% return for the Lehman Brothers U.S. Aggregate Bond Index.

Looking ahead

In 2008, the U.S. economy faces prospects of a recession, as housing, high energy prices and tighter lending standards may restrain economic growth. We believe that consumer spending, which accounts for more than two-thirds of the economy, could grow at a slower pace in 2008, as households begin to feel the drag of high energy prices, a softer labor market and decreased mortgage equity. Investment spending could slow as well, with declining residential construction, decelerating profit growth and general market uncertainty. However, if employment remains solid and exports and government spending hold up, a recession may be avoided. Exports could continue to benefit from a weaker dollar as American goods become more affordable to the rest of the world. In this environment, we believe the fund should benefit from its broad diversification relative to sectors and segments of both fixed income and equity markets, including international exposure.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisers, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks.

2  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding with at least one year to final maturity.

3  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

4  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class A (01/01/89)	9.19	11.49	5.64
S&P 500 Index	5.49	12.83	5.91
Lehman Brothers U.S. Aggregate Bond Index	6.97	4.42	5.97

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class A	15.82	15.25

Annual operating expense ratio (%)*

Class A	0.79

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 01/01/98 – 12/31/07 ($)

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,026.31	1,021.42	3.84	3.83	0.75

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—61.6%
Consumer Discretionary—6.0%
Auto Components—0.2%
American Axle & Manufacturing Holdings, Inc.	210	$3,910
BorgWarner, Inc.	1,340	64,870
Goodyear Tire & Rubber Co. (a)(b)	6,700	189,074
Johnson Controls, Inc.	1,100	39,644
Modine Manufacturing Co.	400	6,604
		304,102
Automobiles—0.3%
Ford Motor Co. (a)	3,600	24,228
General Motors Corp. (b)	3,400	84,626
Toyota Motor Corp.	9,200	495,191
		604,045
Distributors—0.0%
Building Materials Holding Corp.	860	4,756
Diversified Consumer Services—0.4%
Apollo Group, Inc., Class A (a)	5,610	393,541
Capella Education Co. (a)	256	16,758
DeVry, Inc.	7,615	395,675
Regis Corp.	360	10,066
Sotheby's	502	19,126
Strayer Education, Inc.	160	27,293
		862,459
Hotels, Restaurants & Leisure—0.7%
Bally Technologies, Inc. (a)	640	31,821
Bob Evans Farms, Inc.	350	9,425
Buffalo Wild Wings, Inc. (a)	690	16,022
CEC Entertainment, Inc. (a)	280	7,269
Chipotle Mexican Grill, Inc., Class A (a)	134	19,707
Ctrip.com International Ltd., ADR	576	33,103
Hotel Leela Venture Ltd.	138,400	252,940
Landry's Restaurants, Inc.	470	9,259
Las Vegas Sands Corp. (a)(b)	4,197	432,501
McDonald's Corp.	7,102	418,379
O'Charleys, Inc.	370	5,543
Penn National Gaming, Inc. (a)	570	33,943
Royal Caribbean Cruises Ltd.	600	25,464
Scientific Games Corp., Class A (a)	1,285	42,726
Starwood Hotels & Resorts Worldwide, Inc.	1,020	44,911
Vail Resorts, Inc. (a)	420	22,600
WMS Industries, Inc.	1,565	57,341
Wynn Resorts Ltd.	285	31,957
Yum! Brands, Inc.	1,530	58,553
		1,553,464
Household Durables—1.0%
American Greetings Corp., Class A	880	17,864
CSS Industries, Inc.	260	9,542
Ethan Allen Interiors, Inc.	330	9,405

	Shares	Value
Furniture Brands International, Inc.	710	$7,143
Makita Corp.	15,500	647,679
Newell Rubbermaid, Inc. (b)	18,800	486,544
Skyline Corp.	329	9,656
Sony Corp., ADR	18,500	1,004,550
Tempur-Pedic International, Inc.	803	20,854
		2,213,237
Internet & Catalog Retail—0.3%
Amazon.com, Inc. (a)(b)	6,600	611,424
Priceline.com, Inc. (a)	558	64,092
Shutterfly, Inc. (a)	817	20,931
		696,447
Leisure Equipment & Products—0.0%
Hasbro, Inc.	800	20,464
MarineMax, Inc. (a)	308	4,774
Mattel, Inc.	1,145	21,801
Nautilus Group, Inc.	750	3,637
		50,676
Media—0.7%
Central European Media Enterprises Ltd., Class A (a)	245	28,415
Focus Media Holding Ltd., ADR (a)	9,000	511,290
Knology, Inc. (a)	1,841	23,528
Liberty Global, Inc., Class A (a)	610	23,906
Marvel Entertainment, Inc. (a)	1,560	41,668
National CineMedia, Inc.	817	20,596
Regal Entertainment Group, Class A	1,100	19,877
Viacom, Inc., Class B (a)	17,500	768,600
		1,437,880
Multiline Retail—0.4%
J.C. Penney Co., Inc.	6,300	277,137
Macy's, Inc.	15,922	411,902
Nordstrom, Inc. (b)	5,420	199,077
Saks, Inc. (a)	2,500	51,900
		940,016
Specialty Retail—1.0%
Abercrombie & Fitch Co., Class A	345	27,589
Aeropostale, Inc. (a)	350	9,275
America's Car-Mart, Inc. (a)	1,060	13,303
Best Buy Co., Inc. (b)	11,300	594,945
Coldwater Creek, Inc. (a)	830	5,553
Collective Brands, Inc. (a)	430	7,478
Dick's Sporting Goods, Inc. (a)	855	23,735
Esprit Holdings Ltd.	25,900	383,603
GameStop Corp., Class A (a)(b)	9,106	565,574
J Crew Group, Inc. (a)	643	30,999
Jo-Ann Stores, Inc. (a)	400	5,232
Monro Muffler Brake, Inc.	645	12,571
OfficeMax, Inc. (b)	12,800	264,448
Rent-A-Center, Inc. (a)	769	11,166
Tiffany & Co.	725	33,372
TJX Companies, Inc.	1,480	42,520
Urban Outfitters, Inc. (a)	1,705	46,478
Zale Corp. (a)	350	5,621
		2,083,462

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Textiles, Apparel & Luxury Goods—1.0%
Adidas AG	5,875	$437,433
Coach, Inc. (a)	843	25,779
Compagnie Financiere Richemont AG	7,600	518,505
CROCS, Inc. (a)	1,795	66,074
Delta Apparel, Inc.	310	2,217
Hampshire Group Ltd. (a)	574	8,036
Hartmarx Corp. (a)	1,089	3,713
K-Swiss, Inc., Class A	270	4,887
Luxottica Group SpA	10,350	327,479
NIKE, Inc., Class B (b)	5,700	366,168
Phillips-Van Heusen Corp.	765	28,198
Polo Ralph Lauren Corp.	450	27,806
V.F. Corp. (b)	4,400	302,104
Volcom, Inc. (a)	688	15,157
Warnaco Group, Inc.	1,018	35,426
Wolverine World Wide, Inc.	360	8,827
		2,177,809
Consumer Staples—5.1%
Beverages—1.0%
Central European Distribution Corp. (a)	418	24,277
Coca-Cola Co.	14,800	908,276
Diageo PLC, ADR	5,108	438,420
Fomento Economico Mexicano SAB de CV, ADR	1,500	57,255
Hansen Natural Corp. (a)	570	25,245
MGP Ingredients, Inc.	1,042	9,816
Molson Coors Brewing Co., Class B (b)	9,600	495,552
Pepsi Bottling Group, Inc.	2,290	90,363
		2,049,204
Food & Staples Retailing—1.2%
BJ's Wholesale Club, Inc. (a)	1,400	47,362
Costco Wholesale Corp. (b)	7,800	544,128
CVS Caremark Corp.	8,900	353,775
Kroger Co.	22,130	591,092
Longs Drug Stores Corp.	160	7,520
Olam International Ltd.	525	1,032
Ruddick Corp.	240	8,321
Sysco Corp.	13,400	418,214
Wal-Mart Stores, Inc. (b)	11,900	565,607
Weis Markets, Inc.	510	20,370
		2,557,421
Food Products—0.4%
American Italian Pasta Co., Class A (a)	550	3,850
Bunge Ltd.	325	37,833
ConAgra Foods, Inc.	28,200	670,878
Dean Foods Co.	1,900	49,134
Flowers Foods, Inc.	638	14,936
Fresh Del Monte Produce, Inc. (a)	419	14,070
H.J. Heinz Co.	735	34,310

	Shares	Value
Hershey Co.	1,300	$51,220
J & J Snack Foods Corp.	236	7,382
Lancaster Colony Corp.	300	11,910
Lance, Inc.	410	8,372
Maui Land & Pineapple Co., Inc. (a)	328	9,548
Ralcorp Holdings, Inc. (a)	220	13,374
Wm. Wrigley Jr. Co.	570	33,373
		960,190
Household Products—0.3%
Clorox Co.	800	52,136
Colgate-Palmolive Co.	8,200	639,272
		691,408
Personal Products—0.5%
Avon Products, Inc.	24,660	974,810
Chattem, Inc. (a)	713	53,860
Estee Lauder Companies, Inc., Class A	800	34,888
		1,063,558
Tobacco—1.7%
Altria Group, Inc.	13,739	1,038,394
Japan Tobacco, Inc.	156	924,988
Loews Corp. - Carolina Group (b)	20,105	1,714,956
		3,678,338
Energy—6.6%
Energy Equipment & Services—1.6%
Atwood Oceanics, Inc. (a)	399	39,996
Cameron International Corp. (a)	1,350	64,975
Complete Production Services, Inc. (a)	306	5,499
Diamond Offshore Drilling, Inc.	835	118,570
Dril-Quip, Inc. (a)	681	37,904
Exterran Holdings, Inc. (a)(b)	2,400	196,320
FMC Technologies, Inc. (a)	845	47,912
Grey Wolf, Inc. (a)	1,610	8,581
Halliburton Co.	25,050	949,645
Key Energy Services, Inc. (a)	590	8,490
Lufkin Industries, Inc.	149	8,536
National-Oilwell Varco, Inc. (a)	1,845	135,534
Noble Corp.	835	47,186
Oceaneering International, Inc. (a)	490	33,002
Oil States International, Inc. (a)	200	6,824
Rowan Companies, Inc.	700	27,622
Schlumberger Ltd.	4,800	472,176
Tidewater, Inc.	580	31,819
Transocean, Inc. (a)	5,967	854,176
TriCo Marine Services, Inc. (a)	440	16,289
Weatherford International Ltd. (a)(b)	5,965	409,199
		3,520,255

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Oil, Gas & Consumable Fuels—5.0%
Alpha Natural Resources, Inc. (a)	410	$13,317
Atlas America, Inc.	376	22,252
ATP Oil & Gas Corp. (a)	434	21,934
Berry Petroleum Co., Class A	522	23,203
Bill Barrett Corp. (a)	676	28,304
Bois d'Arc Energy, Inc. (a)	372	7,384
Cabot Oil & Gas Corp.	700	28,259
Chesapeake Energy Corp.	960	37,632
Comstock Resources, Inc. (a)	890	30,260
Concho Resources, Inc. (a)	1,300	26,793
ConocoPhillips	11,572	1,021,808
CONSOL Energy, Inc.	480	34,330
Continental Resources, Inc. (a)	2,984	77,972
Denbury Resources, Inc. (a)	2,675	79,581
Devon Energy Corp. (b)	4,800	426,768
Exxon Mobil Corp.	25,937	2,430,038
Forest Oil Corp. (a)	800	40,672
Frontier Oil Corp.	610	24,754
Harvest Natural Resources, Inc. (a)	1,060	13,250
Hess Corp. (c)	13,275	1,338,916
Newfield Exploration Co. (a)(b)	8,400	442,680
Nordic American Tanker Shipping	266	8,730
Occidental Petroleum Corp.	15,900	1,224,141
Peabody Energy Corp.	1,635	100,781
PetroHawk Energy Corp. (a)	1,719	29,756
Range Resources Corp.	895	45,967
Southwestern Energy Co. (a)	8,299	462,420
StatoilHydro ASA	20,450	632,298
Stone Energy Corp. (a)	220	10,320
Sunoco, Inc.	430	31,149
Swift Energy Co. (a)	150	6,604
Tesoro Corp.	600	28,620
Total SA	7,250	601,675
Valero Energy Corp.	5,100	357,153
Western Refining, Inc.	289	6,997
Williams Companies, Inc.	2,555	91,418
XTO Energy, Inc. (b)	19,075	979,692
		10,787,828
Financials—9.9%
Capital Markets—1.0%
Affiliated Managers Group, Inc. (a)	490	57,555
BlackRock, Inc.,	175	37,940
Calamos Asset Management, Inc., Class A	1,188	35,379
GFI Group, Inc. (a)	578	55,326
Goldman Sachs Group, Inc. (b)	3,900	838,695
Lazard Ltd., Class A (b)	9,800	398,664
Morgan Stanley	5,800	308,038
Piper Jaffray Companies, Inc. (a)	290	13,433
State Street Corp. (b)	4,500	365,400
T. Rowe Price Group, Inc.	910	55,401

	Shares	Value
Thomas Weisel Partners Group, Inc. (a)	505	$6,934
Waddell & Reed Financial, Inc., Class A	1,235	44,571
		2,217,336
Commercial Banks—2.9%
BancFirst Corp.	232	9,941
BancTrust Financial Group, Inc.	690	8,349
Bank of Granite Corp.	786	8,308
Bank of Hawaii Corp.	1,200	61,368
Bryn Mawr Bank Corp.	448	10,273
Capital Corp. of the West	227	4,411
Capitol Bancorp Ltd.	532	10,704
Chemical Financial Corp.	640	15,226
City National Corp.	900	53,595
Columbia Banking System, Inc.	390	11,595
Comerica, Inc.	1,300	56,589
Community Trust Bancorp, Inc.	286	7,874
Cullen/Frost Bankers, Inc.	1,000	50,660
First Citizens BancShares, Inc., Class A	73	10,647
First Financial Corp.	420	11,903
First National Bank of Alaska	4	8,000
KeyCorp	1,700	39,865
Korea Exchange Bank (a)	27,400	423,401
Marshall & Ilsley Corp. (b)	11,642	308,280
Mass Financial Corp., Class A (a)	1,170	7,020
Merchants Bancshares, Inc.	428	10,058
National Bank of Greece SA	10,200	702,649
Northrim BanCorp, Inc.	462	9,850
PNC Financial Services Group, Inc. (b)	7,665	503,207
Raiffeisen International Bank Holding AG	2,700	406,795
South Financial Group, Inc.	710	11,097
Sterling Bancorp NY	680	9,275
SVB Financial Group (a)	800	40,320
Swedbank AB, Class A	13,200	369,815
Taylor Capital Group, Inc.	450	9,180
TCF Financial Corp.	2,100	37,653
U.S. Bancorp (b)	29,793	945,630
UMB Financial Corp.	480	18,413
UniCredito Italiano SpA	40,225	334,770
Wachovia Corp. (b)	18,495	703,365
Wells Fargo & Co.	32,774	989,447
West Coast Bancorp	410	7,585
Whitney Holding Corp.	670	17,520
Zions Bancorporation	825	38,519
		6,283,157
Consumer Finance—0.3%
Advance America Cash Advance Centers, Inc.	1,610	16,358
American Express Co.	11,700	608,634
Cash America International, Inc.	680	21,964
First Cash Financial Services, Inc. (a)	1,213	17,807
		664,763

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Diversified Financial Services—1.4%
CIT Group, Inc.	800	$19,224
Citigroup, Inc.	26,747	787,432
CME Group, Inc. (b)	1,181	810,166
IntercontinentalExchange, Inc. (a)	185	35,612
JPMorgan Chase & Co.	30,381	1,326,131
Medallion Financial Corp.	1,044	10,461
Portfolio Recovery Associates, Inc. (a)	366	14,519
		3,003,545
Insurance—2.7%
ACE Ltd. (b)	16,000	988,480
Ambac Financial Group, Inc. (b)	14,975	385,906
American International Group, Inc.	13,056	761,165
American Physicians Capital, Inc.	275	11,401
Aon Corp. (b)	8,300	395,827
Assurant, Inc. (b)	5,400	361,260
Assured Guaranty Ltd.	488	12,952
AXA SA	6,150	244,870
Axis Capital Holdings Ltd.	1,011	39,399
Baldwin & Lyons, Inc., Class B	428	11,753
CNA Surety Corp. (a)	490	9,697
Delphi Financial Group, Inc., Class A	480	16,934
EMC Insurance Group, Inc.	506	11,977
Genworth Financial, Inc., Class A	11,400	290,130
Harleysville Group, Inc.	320	11,322
Hartford Financial Services Group, Inc.	4,832	421,302
Horace Mann Educators Corp.	770	14,584
IPC Holdings Ltd.	300	8,661
Loews Corp.	12,900	649,386
National Western Life Insurance Co., Class A	47	9,746
Navigators Group, Inc. (a)	376	24,440
Phoenix Companies, Inc.	1,340	15,906
Platinum Underwriters Holdings Ltd.	1,300	46,228
ProAssurance Corp. (a)	460	25,263
ProCentury Corp.	942	14,460
Prudential Financial, Inc.	5,000	465,200
Prudential PLC	28,300	397,795
RAM Holdings Ltd. (a)	1,620	8,003
RLI Corp.	244	13,857
Safety Insurance Group, Inc.	300	10,986
Stewart Information Services Corp.	400	10,436
United America Indemnity Ltd., Class A (a)	920	18,326
		5,707,652

	Shares	Value
Real Estate Investment Trusts (REITs)—0.8%
Alexandria Real Estate Equities, Inc.	470	$47,785
Boston Properties, Inc.	300	27,543
Digital Realty Trust, Inc.	1,480	56,788
DuPont Fabros Technology, Inc.	348	6,821
Equity Residential Property Trust	700	25,529
Franklin Street Properties Corp.	908	13,438
General Growth Properties, Inc. (b)	9,475	390,180
Getty Realty Corp.	450	12,006
Home Properties, Inc.	489	21,932
iStar Financial, Inc.	1,680	43,764
Lexington Realty Trust	825	11,996
Nationwide Health Properties, Inc.	702	22,022
Plum Creek Timber Co., Inc. (b)	11,880	546,955
Potlatch Corp.	400	17,776
ProLogis	1,090	69,084
Rayonier, Inc. (b)	6,145	290,290
Sun Communities, Inc.	620	13,063
Swa Reit Ltd. (d)	818	1,497
Universal Health Realty Income Trust	330	11,695
Urstadt Biddle Properties, Inc., Class A	670	10,385
		1,640,549
Real Estate Management & Development—0.2%
Mitsubishi Estate Co., Ltd.	15,000	359,563
Thrifts & Mortgage Finance—0.6%
Bank Mutual Corp.	1,230	13,001
BankFinancial Corp.	800	12,656
Beneficial Mutual Bancorp, Inc. (a)	766	7,446
Brookline Bancorp, Inc.	1,410	14,326
Clifton Savings Bancorp, Inc.	94	921
Corus Bankshares, Inc.	1,446	15,429
ESSA Bancorp, Inc. (a)	76	858
Fannie Mae (b)	6,700	267,866
Federal Home Loan Mortgage Corp. (b)	6,400	218,048
Flagstar BanCorp, Inc.	1,650	11,500
Home Federal Bancorp, Inc.	960	9,638
Housing Development Finance Corp., Ltd.	10,700	767,735
PMI Group, Inc.	1,400	18,592
TrustCo Bank Corp. NY	900	8,928
United Financial Bancorp, Inc.	700	7,763
Washington Federal, Inc.	400	8,444
Westfield Financial, Inc.	1,010	9,797
		1,392,948

See Accompanying Notes to Financial Statements.
7

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Health care—7.5%
Biotechnology—0.8%
Acadia Pharmaceuticals, Inc. (a)	534	$5,911
Alexion Pharmaceuticals, Inc. (a)	410	30,762
Array Biopharma, Inc. (a)	1,237	10,416
BioMarin Pharmaceuticals, Inc. (a)(b)	11,690	413,826
Celgene Corp. (a)	620	28,650
Cephalon, Inc. (a)	500	35,880
Cepheid, Inc. (a)	1,474	38,840
CV Therapeutics, Inc. (a)	1,304	11,801
Genentech, Inc. (a)	4,600	308,522
Genzyme Corp. (a)	4,700	349,868
Gilead Sciences, Inc. (a)	8,800	404,888
Human Genome Sciences, Inc. (a)	886	9,250
Myriad Genetics, Inc. (a)	209	9,702
Omrix Biopharmaceuticals, Inc. (a)	768	26,680
Onyx Pharmaceuticals, Inc. (a)	788	43,829
PDL BioPharma, Inc. (a)	1,450	25,404
Regeneron Pharmaceuticals, Inc. (a)	427	10,312
Seattle Genetics, Inc. (a)	656	7,478
United Therapeutics Corp. (a)	216	21,093
		1,793,112
Health Care Equipment & Supplies—1.0%
Align Technology, Inc. (a)	484	8,073
Analogic Corp.	200	13,544
ArthroCare Corp. (a)	160	7,688
Baxter International, Inc.	10,600	615,330
Beckman Coulter, Inc.	1,210	88,088
China Medical Technologies, Inc.	186	8,257
Covidien Ltd.	10,200	451,758
Gen-Probe, Inc. (a)	650	40,904
Haemonetics Corp. (a)	280	17,646
Hologic, Inc. (a)	7,002	480,617
Hospira, Inc. (a)	1,175	50,102
Immucor, Inc. (a)	472	16,043
Intuitive Surgical, Inc. (a)	204	66,198
Mentor Corp.	544	21,270
Mindray Medical International Ltd., ADR	825	35,450
OraSure Technologies, Inc. (a)	1,203	10,695
Palomar Medical Technologies, Inc. (a)	535	8,196
STERIS Corp.	720	20,765
Wright Medical Group, Inc. (a)	2,062	60,149
		2,020,773
Health Care Providers & Services—1.7%
Amedisys, Inc. (a)	230	11,160
AmSurg Corp. (a)	360	9,742
Brookdale Senior Living, Inc.	785	22,302
Chemed Corp.	216	12,070
CIGNA Corp.	19,336	1,038,923

	Shares	Value
Community Health Systems, Inc. (a)	1,000	$36,860
Coventry Health Care, Inc. (a)(b)	6,545	387,791
Cross Country Healthcare, Inc. (a)	670	9,541
Express Scripts, Inc. (a)(b)	5,925	432,525
Gentiva Health Services, Inc. (a)	800	15,232
Healthways, Inc. (a)	460	26,882
Kindred Healthcare, Inc. (a)	610	15,238
Laboratory Corp. of America Holdings (a)	775	58,536
McKesson Corp.	14,890	975,444
Medco Health Solutions, Inc. (a)	3,260	330,564
MWI Veterinary Supply, Inc. (a)	407	16,280
NovaMed, Inc. (a)	1,453	6,175
Owens & Minor, Inc.	356	15,105
Pediatrix Medical Group, Inc. (a)	880	59,972
Psychiatric Solutions, Inc. (a)	931	30,257
Quest Diagnostics, Inc.	566	29,941
RehabCare Group, Inc. (a)	369	8,325
Res-Care, Inc. (a)	690	17,360
U.S. Physical Therapy, Inc. (a)	400	5,748
Universal Health Services, Inc., Class B	400	20,480
VistaCare, Inc. (a)	599	4,343
		3,596,796
Health Care Technology—0.0%
Cerner Corp. (a)	580	32,712
Life Sciences Tools & Services—1.0%
Bio-Rad Laboratories, Inc., Class A (a)	190	19,688
Covance, Inc. (a)	590	51,106
Illumina, Inc. (a)	923	54,697
Millipore Corp. (a)	400	29,272
PAREXEL International Corp. (a)	510	24,633
Pharmaceutical Product Development, Inc.	1,185	47,838
PharmaNet Development Group, Inc. (a)	1,414	55,443
Qiagen N.V. (a)	24,200	519,731
Thermo Fisher Scientific, Inc. (a)(b)	15,310	883,081
Varian, Inc. (a)	1,050	68,565
Ventana Medical Systems, Inc. (a)	110	9,595
Waters Corp. (a)	5,900	466,513
		2,230,162
Pharmaceuticals—3.0%
Abbott Laboratories	7,000	393,050
Adams Respiratory Therapeutics, Inc. (a)	443	26,465
Allergan, Inc.	6,475	415,954
Alpharma, Inc., Class A (a)	480	9,672

See Accompanying Notes to Financial Statements.
8

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Bristol-Myers Squibb Co.	17,000	$450,840
Forest Laboratories, Inc. (a)	1,330	48,478
Hi-Tech Pharmacal Co., Inc. (a)	606	5,884
Johnson & Johnson	15,300	1,020,510
Medicis Pharmaceutical Corp., Class A	1,017	26,411
Merck & Co., Inc.	32,100	1,865,331
MGI Pharma, Inc. (a)	369	14,956
Novartis AG, Registered Shares	6,750	367,728
Novo-Nordisk A/S, Class B	8,498	554,725
Sanofi-Aventis	4,100	374,742
Schering-Plough Corp.	23,200	618,048
Sciele Pharma, Inc. (a)	330	6,749
Shire PLC, ADR (b)	3,940	271,663
		6,471,206
Industrials—8.2%
Aerospace & Defense—2.4%
AAR Corp. (a)	481	18,292
Boeing Co.	3,600	314,856
Curtiss-Wright Corp.	559	28,062
Esterline Technologies Corp. (a)	410	21,218
Goodrich Corp. (b)	14,875	1,050,324
Hexcel Corp. (a)	1,105	26,829
Honeywell International, Inc.	9,000	554,130
L-3 Communications Holdings, Inc. (b)	5,100	540,294
Moog, Inc., Class A (a)	220	10,078
Precision Castparts Corp.	550	76,285
Raytheon Co.	7,100	430,970
Rockwell Collins, Inc.	705	50,739
Rolls-Royce Group PLC (a)	28,100	303,726
Rolls-Royce Group PLC, Class B (d)	1,228,160	2,445
Spirit Aerosystems Holdings, Inc., Class A (a)	1,369	47,230
United Technologies Corp.	21,062	1,612,085
		5,087,563
Air Freight & Logistics—0.0%
C.H. Robinson Worldwide, Inc.	785	42,484
HUB Group, Inc., Class A (a)	531	14,114
		56,598
Airlines—0.0%
AirTran Holdings, Inc. (a)	710	5,084
Allegiant Travel Co. (a)	1,047	33,650
JetBlue Airways Corp. (a)	960	5,664
Skywest, Inc.	480	12,888
		57,286
Building Products—0.0%
Lennox International, Inc.	300	12,426
Masco Corp.	1,400	30,254
NCI Building Systems, Inc. (a)	400	11,516
Universal Forest Products, Inc.	200	5,892
		60,088

	Shares	Value
Commercial Services & Supplies—0.2%
ABM Industries, Inc.	350	$7,137
Casella Waste Systems, Inc., Class A (a)	670	8,737
CBIZ, Inc. (a)	910	8,927
CDI Corp.	300	7,278
Consolidated Graphics, Inc. (a)	390	18,650
Duff & Phelps Corp., Class A (a)	420	8,266
Dun & Bradstreet Corp.	275	24,373
Equifax, Inc.	900	32,724
FTI Consulting, Inc. (a)	1,252	77,173
Geo Group, Inc. (a)	996	27,888
Healthcare Services Group, Inc.	639	13,534
Huron Consulting Group, Inc. (a)	319	25,721
IHS, Inc., Class A (a)	1,432	86,722
Kimball International, Inc., Class B	570	7,809
Korn/Ferry International (a)	540	10,163
Monster Worldwide, Inc. (a)	948	30,715
Stericycle, Inc. (a)	765	45,441
Team, Inc. (a)	850	31,093
TeleTech Holdings, Inc.	920	19,568
United Stationers, Inc. (a)	220	10,166
		502,085
Construction & Engineering—0.5%
EMCOR Group, Inc. (a)	600	14,178
FLSmidth & Co. A/S	6,750	684,038
Foster Wheeler Ltd. (a)	335	51,932
Jacobs Engineering Group, Inc. (a)	550	52,586
KHD Humboldt Wedag International Ltd. (a)	678	20,326
Quanta Services, Inc. (a)(b)	12,700	333,248
		1,156,308
Electrical Equipment—1.7%
ABB Ltd., ADR	9,916	285,581
AMETEK, Inc.	795	37,238
Belden CDT, Inc.	290	12,905
Bharat Heavy Electricals Ltd.	5,600	364,638
Cooper Industries Ltd., Class A	800	42,304
Dongfang Electrical Machinery Co., Ltd., Class H	92,000	766,197
First Solar, Inc. (a)	1,618	432,233
General Cable Corp. (a)	490	35,907
II-VI, Inc. (a)	960	29,328
Roper Industries, Inc.	705	44,091
SunPower Corp., Class A (a)	315	41,073
Suntech Power Holdings Co., Ltd., ADR (a)	4,640	381,965
Vestas Wind Systems A/S (a)	10,946	1,170,144
Woodward Governor Co. (a)	993	67,474
		3,711,078
Industrial Conglomerates—1.6%
General Electric Co.	56,296	2,086,893
McDermott International, Inc. (a)	9,975	588,824
Siemens AG, Registered Shares	4,700	737,850
Teleflex, Inc.	450	28,354
Textron, Inc.	800	57,040
		3,498,961

See Accompanying Notes to Financial Statements.
9

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Machinery—1.0%
Actuant Corp., Class A	1,166	$39,656
AGCO Corp. (a)	400	27,192
Barnes Group, Inc.	1,488	49,684
Bucyrus International, Inc., Class A	245	24,351
Caterpillar, Inc. (b)	6,300	457,128
Cummins, Inc.	540	68,780
Eaton Corp.	3,800	368,410
EnPro Industries, Inc. (a)	480	14,712
Flowserve Corp.	345	33,189
Harsco Corp.	960	61,507
Jain Irrigation Systems Ltd.	15,100	243,205
Joy Global, Inc.	770	50,681
Kadant, Inc. (a)	212	6,290
Kennametal, Inc.	1,400	53,004
Manitowoc Co., Inc.	865	42,238
Mitsubishi Heavy Industries, Ltd.	93,000	397,991
Oshkosh Truck Corp.	645	30,483
Parker Hannifin Corp.	950	71,545
Tennant Co.	596	26,397
Terex Corp. (a)	560	36,719
Wabtec Corp.	793	27,311
		2,130,473
Marine—0.1%
Alexander & Baldwin, Inc.	800	41,328
DryShips, Inc.	350	27,090
Genco Shipping & Trading Ltd.	255	13,964
		82,382
Road & Rail—0.4%
Amerco, Inc. (a)	150	9,852
Canadian Pacific Railway Ltd.	600	38,784
Dollar Thrifty Automotive Group, Inc. (a)	230	5,446
East Japan Railway Co.	39	320,254
Genesee & Wyoming, Inc., Class A (a)	875	21,149
Heartland Express, Inc.	530	7,515
Landstar System, Inc.	620	26,133
Ryder System, Inc.	150	7,052
Union Pacific Corp.	3,200	401,984
Werner Enterprises, Inc.	960	16,349
		854,518
Trading Companies & Distributors—0.3%
Kaman Corp.	430	15,828
Mitsui & Co. Ltd.	24,000	509,185
Watsco, Inc.	360	13,234
		538,247
Information Technology—10.4%
Communications Equipment—1.8%
Anaren, Inc. (a)	728	12,005
Bel Fuse, Inc., Class B	200	5,854
Black Box Corp.	271	9,802
Blue Coat Systems, Inc. (a)	103	3,386
Ciena Corp. (a)(b)	6,800	231,948

	Shares	Value
Cisco Systems, Inc. (a)	41,680	$1,128,277
Corning, Inc.	24,500	587,755
Digi International, Inc. (a)	620	8,798
Dycom Industries, Inc. (a)	630	16,789
F5 Networks, Inc. (a)	400	11,408
Foundry Networks, Inc. (a)	540	9,461
Harris Corp.	1,100	68,948
Ixia (a)	1,674	15,869
Juniper Networks, Inc. (a)	900	29,880
NETGEAR, Inc. (a)	522	18,620
Nokia Oyj	15,500	596,819
Nokia Oyj, ADR	10,300	395,417
Polycom, Inc. (a)	2,172	60,338
QUALCOMM, Inc.	12,500	491,875
Research In Motion Ltd. (a)	205	23,247
Riverbed Technology, Inc. (a)(b)	5,150	137,711
Tollgrade Communications, Inc. (a)	480	3,850
		3,868,057
Computers & Peripherals—2.2%
Apple, Inc. (a)	7,000	1,386,560
Diebold, Inc.	600	17,388
Electronics for Imaging, Inc. (a)	550	12,364
EMC Corp. (a)	52,500	972,825
Emulex Corp. (a)	530	8,649
Hewlett-Packard Co.	36,060	1,820,309
International Business Machines Corp.	5,200	562,120
NCR Corp. (a)	2,100	52,710
QLogic Corp. (a)	580	8,236
Stratasys, Inc. (a)	570	14,729
Synaptics, Inc. (a)	244	10,043
Teradata Corp. (a)	500	13,705
		4,879,638
Electronic Equipment & Instruments—0.6%
Agilent Technologies, Inc. (a)	13,200	484,968
Anixter International, Inc. (a)	280	17,436
Arrow Electronics, Inc. (a)	1,400	54,992
AU Optronics Corp., ADR	20,110	386,112
Benchmark Electronics, Inc. (a)	570	10,106
Brightpoint, Inc. (a)	1,040	15,974
Coherent, Inc. (a)	240	6,017
Daktronics, Inc.	1,580	35,661
FLIR Systems, Inc. (a)	600	18,780
Itron, Inc. (a)	135	12,956
Measurement Specialties, Inc. (a)	650	14,365
Mettler-Toledo International, Inc. (a)	400	45,520
MTS Systems Corp.	330	14,081
NAM TAI Electronics, Inc.	1,030	11,608
Plexus Corp. (a)	270	7,090
Rofin-Sinar Technologies, Inc. (a)	676	32,522
Trimble Navigation Ltd. (a)	735	22,227
Tyco Electronics Ltd.	775	28,776
Vishay Intertechnology, Inc. (a)	1,020	11,638
		1,230,829

See Accompanying Notes to Financial Statements.
10

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Internet Software & Services—1.2%
Akamai Technologies, Inc. (a)(b)	10,400	$359,840
Constant Contact, Inc. (a)	470	10,105
DealerTrack Holdings, Inc. (a)	1,060	35,478
Digital River, Inc. (a)	216	7,143
eBay, Inc. (a)	18,800	623,972
Equinix, Inc. (a)	1,573	158,983
Google, Inc., Class A (a)	1,737	1,201,101
j2 Global Communications, Inc. (a)	710	15,031
Omniture, Inc. (a)	1,090	36,286
Perficient, Inc. (a)	640	10,074
SINA Corp. (a)	192	8,507
ValueClick, Inc. (a)	770	16,863
VeriSign, Inc. (a)	815	30,652
		2,514,035
IT Services—0.2%
CACI International, Inc., Class A (a)	220	9,849
CSG Systems International, Inc. (a)	357	5,255
DST Systems, Inc. (a)(b)	3,115	257,143
Global Payments, Inc.	990	46,055
Mastercard, Inc., Class A	215	46,268
MAXIMUS, Inc.	210	8,108
Metavante Technologies, Inc. (a)(b)	3,880	90,482
MPS Group, Inc. (a)	1,670	18,270
		481,430
Semiconductors & Semiconductor Equipment—1.5%
Actel Corp. (a)	645	8,811
Advanced Energy Industries, Inc. (a)	350	4,578
Asyst Technologies, Inc. (a)	732	2,386
Atheros Communications, Inc. (a)	997	30,448
ATMI, Inc. (a)	160	5,160
Cabot Microelectronics Corp. (a)	140	5,027
Exar Corp. (a)	580	4,623
Fairchild Semiconductor International, Inc. (a)	1,750	25,253
Intel Corp.	56,700	1,511,622
Intersil Corp., Class A (b)	11,600	283,968
KLA-Tencor Corp.	500	24,080
MEMC Electronic Materials, Inc. (a)	1,202	106,365
Microchip Technology, Inc. (b)	4,480	140,762
Monolithic Power Systems, Inc. (a)	926	19,881
Netlogic Microsystems, Inc. (a)	1,098	35,356
NVIDIA Corp. (a)(b)	14,800	503,496
PMC-Sierra, Inc. (a)	1,133	7,410
Power Integrations, Inc. (a)	1,021	35,153
RF Micro Devices, Inc. (a)	1,140	6,509
Silicon Laboratories, Inc. (a)	450	16,844
Spansion, Inc., Class A (a)	3,900	15,327

	Shares	Value
Tessera Technologies, Inc. (a)	957	$39,811
Texas Instruments, Inc.	9,800	327,320
Varian Semiconductor Equipment Associates, Inc. (a)	102	3,774
Verigy Ltd. (a)	1,149	31,218
		3,195,182
Software—2.9%
ACI Worldwide, Inc. (a)	400	7,616
Activision, Inc. (a)	1,766	52,450
Adobe Systems, Inc. (a)	13,700	585,401
Advent Software, Inc. (a)	175	9,468
Ansoft Corp. (a)	550	14,217
ANSYS, Inc. (a)	896	37,148
Autodesk, Inc. (a)	707	35,180
BluePhoenix Solutions Ltd. (a)	480	8,698
BMC Software, Inc. (a)(b)	6,400	228,096
Captaris, Inc. (a)	1,160	5,011
Citrix Systems, Inc. (a)	1,021	38,808
Cognos, Inc. (a)	362	20,840
Concur Technologies, Inc. (a)	1,060	38,383
Electronic Arts, Inc. (a)(b)	15,175	886,372
FactSet Research Systems, Inc.	570	31,749
InterVoice, Inc. (a)	590	4,714
Lawson Software, Inc. (a)	480	4,915
Macrovision Corp. (a)	1,029	18,862
McAfee, Inc. (a)	1,470	55,125
Micros Systems, Inc. (a)	188	13,190
Microsoft Corp.	51,660	1,839,096
MSC.Software Corp. (a)	920	11,951
Nintendo Co., Ltd.	1,400	850,007
Nuance Communications, Inc. (a)	1,039	19,409
Oracle Corp. (a)	25,500	575,790
Progress Software Corp. (a)	843	28,392
Salesforce.com, Inc. (a)	4,220	264,552
SPSS, Inc. (a)	200	7,182
Sybase, Inc. (a)	490	12,784
Synopsys, Inc. (a)	500	12,965
The9 Ltd., ADR (a)	8,599	183,331
THQ, Inc. (a)	910	25,653
Vasco Data Security International, Inc. (a)	470	13,122
VMware, Inc., Class A (a)(b)	2,861	243,156
		6,183,633
Materials—2.8%
Chemicals—1.7%
Agrium, Inc.	695	50,186
Air Products & Chemicals, Inc.	900	88,767
Albemarle Corp.	600	24,750
Flotek Industries, Inc. (a)	185	6,667
H.B. Fuller Co.	800	17,960
Koppers Holdings, Inc.	376	16,258
Linde AG	4,925	648,651
Minerals Technologies, Inc.	240	16,068
Monsanto Co.	7,665	856,104

See Accompanying Notes to Financial Statements.
11

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Mosaic Co. (a)	335	$31,604
Potash Corp. of Saskatchewan, Inc.	805	115,888
PPG Industries, Inc.	775	54,428
Praxair, Inc.	4,700	416,937
Sensient Technologies Corp.	550	15,554
Sumitomo Chemical Co., Ltd.	90,000	800,411
Syngenta AG, ADR	825	41,795
Terra Industries, Inc. (a)	572	27,319
Umicore	1,900	468,582
		3,697,929
Construction Materials—0.0%
Eagle Materials, Inc.	380	13,482
Vulcan Materials Co.	405	32,032
		45,514
Containers & Packaging—0.1%
AptarGroup, Inc.	570	23,319
Crown Holdings, Inc. (a)	1,300	33,345
Greif, Inc., Class A	771	50,400
Greif, Inc., Class B	272	16,643
Packaging Corp. of America	1,700	47,940
		171,647
Metals & Mining—0.7%
Alcoa, Inc.	13,600	497,080
Allegheny Technologies, Inc.	671	57,974
Carpenter Technology Corp.	210	15,786
Cleveland-Cliffs, Inc.	410	41,328
Freeport-McMoRan Copper & Gold, Inc.	6,061	620,889
Haynes International, Inc. (a)	139	9,660
Kaiser Aluminum Corp.	197	15,658
Lundin Mining Corp. (a)	2,765	26,516
Metal Management, Inc.	141	6,420
Nucor Corp. (b)	3,700	219,114
RTI International Metals, Inc. (a)	225	15,509
Worthington Industries, Inc.	670	11,980
		1,537,914
Paper & Forest Products—0.3%
Glatfelter Co.	800	12,248
Mercer International, Inc. (a)	1,030	8,065
Weyerhaeuser Co. (b)	7,450	549,363
		569,676
Telecommunication Services—2.2%
Diversified Telecommunication Services—1.5%
AT&T, Inc.	47,554	1,976,344
Cbeyond, Inc. (a)	997	38,873
Deutsche Telekom AG, Registered Shares	17,850	390,404
Time Warner Telecom, Inc., Class A (a)(b)	13,275	269,350
Verizon Communications, Inc.	11,999	524,236
Warwick Valley Telephone Co.	530	6,344
		3,205,551

	Shares	Value
Wireless Telecommunication Services—0.7%
American Tower Corp., Class A (a)	11,562	$492,541
Crown Castle International Corp. (a)	960	39,936
Millicom International Cellular SA (a)	311	36,679
NII Holdings, Inc. (a)(b)	5,855	282,914
Syniverse Holdings, Inc. (a)	666	10,376
Vodafone Group PLC	174,300	649,619
		1,512,065
Utilities—2.9%
Electric Utilities—1.6%
ALLETE, Inc.	270	10,687
American Electric Power Co., Inc.	1,500	69,840
Edison International	1,300	69,381
El Paso Electric Co. (a)	620	15,853
Entergy Corp. (b)	6,929	828,154
Exelon Corp. (b)	5,400	440,856
Fortum Oyj	20,250	906,499
FPL Group, Inc.	8,650	586,297
Hawaiian Electric Industries, Inc.	540	12,296
ITC Holdings Corp.	319	17,998
Maine & Maritimes Corp. (a)	110	3,658
MGE Energy, Inc.	370	13,124
Otter Tail Corp.	334	11,556
Portland General Electric Co.	444	12,334
PPL Corp.	7,365	383,643
Reliant Energy, Inc. (a)	1,400	36,736
UIL Holdings Corp.	410	15,150
		3,434,062
Gas Utilities—0.1%
AGL Resources, Inc.	1,300	48,932
Northwest Natural Gas Co.	220	10,705
Questar Corp.	705	38,141
WGL Holdings, Inc.	370	12,121
		109,899
Independent Power Producers & Energy Traders—0.2%
Constellation Energy Group, Inc.	295	30,246
Mirant Corp. (a)	10,200	397,596
		427,842
Multi-Utilities—0.9%
Avista Corp.	620	13,355
CH Energy Group, Inc.	540	24,051
NorthWestern Corp.	400	11,800
PG&E Corp. (b)	9,611	414,138
Public Service Enterprise Group, Inc.	5,986	588,065
Sempra Energy	1,100	68,068
Suez SA	12,400	840,536
Wisconsin Energy Corp.	1,000	48,710
		2,008,723

See Accompanying Notes to Financial Statements.
12

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Water Utilities—0.1%
Epure International Ltd. (a)	203,000	$293,862
Total Common Stocks (cost of $114,158,402)		132,753,904
	Par
MORTGAGE-BACKED SECURITIES—10.7%
Federal Home Loan Mortgage Corp. 5.500% 12/01/20	$30,428	30,803
5.500% 01/01/21	515,227	521,768
5.500% 07/01/21	238,984	241,910
5.500% 08/01/21	720,409	729,228
5.500% 12/01/32	58,290	58,336
5.500% 08/01/35	138,926	138,693
5.500% 10/01/35	312,407	311,883
5.500% 11/01/35	827,468	826,081
5.500% 12/01/37	837,000	835,272
6.000% 11/01/14	42,179	43,145
6.500% 05/01/11	19,376	19,973
6.500% 06/01/11	138,861	143,147
6.500% 03/01/26	80,296	83,427
6.500% 06/01/26	92,626	96,238
6.500% 03/01/27	26,429	27,459
6.500% 09/01/28	101,808	105,530
6.500% 06/01/31	249,343	257,849
6.500% 07/01/31	22,674	23,488
6.500% 11/01/32	18,039	18,649
6.500% 08/01/36	745,723	766,692
7.000% 04/01/29	7,400	7,779
7.000% 08/01/31	11,199	11,750
7.500% 01/01/30	18,067	19,296
8.000% 09/01/15	7,213	7,634
12.000% 07/01/20	45,795	50,098
Federal National Mortgage Association 5.000% 05/01/37	1,197,537	1,168,608
5.000% 06/01/37	3,596,589	3,509,365
5.000% 07/01/37	769,603	750,939
5.500% 11/01/21	880,990	892,520
5.500% 05/01/36	1,219,144	1,217,827
5.500% 11/01/36	741,686	740,885
6.000% 07/01/31	23,751	24,225
6.000% 07/01/35	500,412	508,446
6.000% 02/01/36	150,437	152,798
6.000% 04/01/36	31,368	31,860
6.000% 09/01/36	463,255	470,525
6.000% 11/01/36	1,968,325	1,999,215
6.000% 07/01/37	1,417,000	1,439,046
6.000% 08/01/37	1,061,709	1,078,228
6.120% 10/01/08	218,942	220,403
6.500% 12/01/31	2,122	2,194
6.500% 05/01/33	4,423	4,574
6.500% 08/01/34	271,998	280,345
6.500% 04/01/36	328,097	337,297
6.500% 10/01/36	759,885	781,194

	Par	Value
6.500% 12/01/36	$345,214	$354,895
6.500% 03/01/37	332,738	342,033
6.500% 06/01/37	515,932	530,345
6.500% 11/01/37	322,492	331,501
7.000% 07/01/31	15,414	16,244
7.000% 07/01/32	10,909	11,485
7.000% 07/01/37	147,687	153,631
7.500% 09/01/15	11,255	11,718
7.500% 02/01/30	8,508	9,081
7.500% 08/01/31	30,801	32,849
8.000% 04/01/30	1,802	1,923
8.000% 05/01/30	4,083	4,359
Government National Mortgage Association 5.625% 07/20/25 (e)	17,500	17,596
6.000% 03/15/29	2,581	2,652
6.500% 05/15/13	29,558	30,627
6.500% 05/15/24	22,591	23,465
6.500% 04/15/29	25,572	26,538
6.500% 05/15/29	15,179	15,753
7.000% 11/15/13	3,156	3,290
7.000% 06/15/31	3,597	3,813
7.000% 06/15/32	1,019	1,080
8.000% 03/15/26	196,181	212,186
9.000% 12/15/17	2,892	3,109
Total Mortgage-Backed Securities (cost of $22,696,137)		23,126,795
CORPORATE FIXED-INCOME BONDS & NOTES—10.6%
Basic Materials—0.4%
Chemicals—0.1%
Huntsman International LLC 7.875% 11/15/14	200,000	212,000
Forest Products & Paper—0.1%
Georgia-Pacific Corp. 8.000% 01/15/24	205,000	190,650
Weyerhaeuser Co. 7.375% 03/15/32	175,000	175,620
		366,270
Metals & Mining—0.2%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17	165,000	176,963
Vale Overseas Ltd. 6.875% 11/21/36	190,000	192,206
		369,169
Communications—2.0%
Media—0.9%
Charter Communications Holdings II LLC/ Charter Communications Holdings II/ Capital Corp. 10.250% 09/15/10	200,000	196,000

See Accompanying Notes to Financial Statements.
13

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Par	Value
Comcast Cable Holdings LLC 9.875% 06/15/22	$5,000	$6,778
CSC Holdings, Inc. 7.625% 04/01/11	175,000	174,562
EchoStar DBS Corp. 6.625% 10/01/14	180,000	179,100
Jones Intercable, Inc. 7.625% 04/15/08	350,000	352,066
Lamar Media Corp. 7.250% 01/01/13	190,000	190,000
News America, Inc. 6.550% 03/15/33	200,000	199,780
R.H. Donnelley Corp. 8.875% 10/15/17 (f)	180,000	166,500
Time Warner Cable, Inc. 6.550% 05/01/37	250,000	255,174
Univision Communications, Inc. PIK, 9.750% 03/15/15 (f)	185,000	168,581
Viacom, Inc. 6.125% 10/05/17	75,000	74,997
		1,963,538
Telecommunication Services—1.1%
AT&T, Inc. 5.100% 09/15/14	240,000	237,517
BellSouth Corp. 6.000% 10/15/11	2,000	2,071
Citizens Communications Co. 7.875% 01/15/27	230,000	219,075
France Telecom SA 7.750% 03/01/11	1,000	1,075
Intelsat Bermuda Ltd. 9.250% 06/15/16	190,000	190,950
Lucent Technologies, Inc. 6.450% 03/15/29	205,000	169,381
New Cingular Wireless Services, Inc. 8.125% 05/01/12	3,000	3,336
8.750% 03/01/31	153,000	198,285
Qwest Corp. 8.875% 03/15/12	200,000	214,000
Sprint Capital Corp. 6.125% 11/15/08	3,000	3,004
6.875% 11/15/28	200,000	189,673
8.750% 03/15/32	13,000	14,653
Telecom Italia Capital SA 7.200% 07/18/36	175,000	192,949
Telefonica Emisones SAU 5.984% 06/20/11	200,000	205,738
Telefonos de Mexico SAB de CV 4.500% 11/19/08	16,000	15,922
Vodafone Group PLC 5.000% 12/16/13	245,000	240,867
Windstream Corp. 8.625% 08/01/16	200,000	210,000
		2,308,496

	Par	Value
Consumer Cyclical—1.0%
Apparel—0.1%
Levi Strauss & Co.
9.750% 01/15/15	$180,000	$179,550
Auto Manufacturers—0.1%
General Motors Corp. 8.375% 07/15/33	200,000	161,000
Home Builders—0.1%
K. Hovnanian Enterprises, Inc. 6.000% 01/15/10	40,000	25,800
6.375% 12/15/14	20,000	14,000
KB Home 5.875% 01/15/15	90,000	77,625
		117,425
Lodging—0.4%
Harrah's Operating Co., Inc. 5.625% 06/01/15	225,000	164,250
Marriott International, Inc. 5.625% 02/15/13	150,000	149,779
Mashantucket Western Pequot Tribe 8.500% 11/15/15 (f)	135,000	135,675
MGM Mirage 7.500% 06/01/16	190,000	188,100
Pinnacle Entertainment, Inc. 7.500% 06/15/15 (f)	100,000	90,750
Station Casinos, Inc. 6.625% 03/15/18	125,000	85,625
6.875% 03/01/16	5,000	3,650
		817,829
Retail—0.3%
CVS Caremark Corp. 5.750% 06/01/17	185,000	186,191
Home Depot, Inc. 5.875% 12/16/36	160,000	135,024
Macy's Retail Holdings, Inc. 5.900% 12/01/16	205,000	193,068
Target Corp. 3.375% 03/01/08	3,000	2,992
Wal-Mart Stores, Inc. 4.125% 07/01/10	325,000	326,030
		843,305
Consumer Non-Cyclical—1.3%
Beverages—0.2%
Coca-Cola Enterprises, Inc. 5.750% 11/01/08	35,000	35,295
Cott Beverages, Inc. 8.000% 12/15/11	185,000	172,050
Diageo Capital PLC 3.375% 03/20/08	185,000	184,650
		391,995

See Accompanying Notes to Financial Statements.
14

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Par	Value
Commercial Services—0.3%
Ashtead Capital, Inc. 9.000% 08/15/16 (f)	$180,000	$159,300
Corrections Corp. of America 7.500% 05/01/11	155,000	156,937
Iron Mountain, Inc. 7.750% 01/15/15	190,000	193,325
Service Corp. International 6.750% 04/01/16	5,000	4,813
United Rentals North America, Inc. 7.750% 11/15/13	200,000	174,000
		688,375
Food—0.3%
ConAgra Foods, Inc. 6.750% 09/15/11	180,000	189,271
Kraft Foods, Inc. 6.500% 08/11/17	230,000	237,946
Kroger Co. 6.200% 06/15/12	175,000	182,356
Smithfield Foods, Inc. 7.750% 07/01/17	185,000	178,987
		788,560
Healthcare Services—0.3%
HCA, Inc. 9.250% 11/15/16	60,000	63,000
PIK, 9.625% 11/15/16	140,000	148,050
Tenet Healthcare Corp. 9.875% 07/01/14	200,000	190,500
UnitedHealth Group, Inc. 5.250% 03/15/11	200,000	202,237
		603,787
Household Products/Wares—0.1%
Fortune Brands, Inc. 5.375% 01/15/16	165,000	157,188
Pharmaceuticals—0.1%
Wyeth 5.500% 02/01/14	195,000	198,055
Energy—0.8%
Oil & Gas—0.5%
Canadian Natural Resources Ltd. 5.700% 05/15/17	150,000	149,087
Chesapeake Energy Corp. 6.375% 06/15/15	175,000	169,312
KCS Energy, Inc. 7.125% 04/01/12	170,000	163,625
Nexen, Inc. 5.875% 03/10/35	200,000	188,442
Talisman Energy, Inc. 6.250% 02/01/38	200,000	194,912
Valero Energy Corp. 6.875% 04/15/12	140,000	149,387
		1,014,765

	Par	Value
Pipelines—0.3%
Energy Transfer Partners LP 6.625% 10/15/36	$175,000	$167,728
MarkWest Energy Partners LP 8.500% 07/15/16	200,000	201,000
TEPPCO Partners LP 7.625% 02/15/12	10,000	10,984
TransCanada Pipelines Ltd. 6.350% 05/15/67 (e)	225,000	210,888
Williams Companies, Inc. 8.125% 03/15/12	125,000	136,094
		726,694
Financials—3.3%
Banks—1.0%
Capital One Financial Corp. 5.500% 06/01/15	315,000	290,547
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	300,000	327,895
Marshall & Ilsley Corp. 4.375% 08/01/09	215,000	212,917
National City Bank 4.625% 05/01/13	19,000	17,738
PNC Funding Corp. 5.625% 02/01/17	225,000	218,982
SunTrust Preferred Capital I 5.853% 12/15/11 (e)	200,000	176,500
USB Capital IX 6.189% 04/15/49 (e)	350,000	316,754
Wachovia Corp. 4.875% 02/15/14	350,000	336,091
Wells Fargo & Co. 5.125% 09/01/12	275,000	277,479
		2,174,903
Diversified Financial Services—1.9%
AGFC Capital Trust I 6.000% 01/15/67 (e)(f)	250,000	226,714
American Express Centurion Bank 5.200% 11/26/10	250,000	253,301
CDX North America High Yield 8.750% 12/29/12 (f)	350,000	345,187
CIT Group, Inc. 6.100% 03/15/67 (e)	110,000	79,871
Citicorp Lease Pass-Through Trust 8.040% 12/15/19 (f)	575,000	661,543
Credit Suisse First Boston USA, Inc. 4.875% 08/15/10	200,000	202,534
Ford Motor Credit Co. 7.375% 02/01/11	175,000	156,714
General Electric Capital Corp. 5.000% 01/08/16	85,000	84,637
GMAC LLC 8.000% 11/01/31	185,000	155,192
Goldman Sachs Group, Inc. 6.345% 02/15/34	360,000	325,123

See Accompanying Notes to Financial Statements.
15

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Par	Value
HSBC Finance Corp. 5.000% 06/30/15	$50,000	$47,686
JPMorgan Chase Capital XVIII 6.950% 08/17/36	350,000	332,448
Lehman Brothers Holdings, Inc. 5.750% 07/18/11	250,000	251,869
LVB Acquisition Merger Sub, Inc. PIK, 10.375% 10/15/17 (f)	180,000	179,550
MassMutual Global Funding II 2.550% 07/15/08 (f)	6,000	5,930
Merrill Lynch & Co., Inc. 6.050% 08/15/12	250,000	254,799
Morgan Stanley 4.750% 04/01/14	40,000	37,474
6.750% 04/15/11	235,000	246,313
Nuveen Investments, Inc. 10.500% 11/15/15 (f)	85,000	84,681
Principal Life Global Funding I 6.250% 02/15/12 (f)	17,000	18,111
SLM Corp. 5.375% 05/15/14	225,000	200,041
		4,149,718
Insurance—0.2%
American International Group, Inc. 2.875% 05/15/08	150,000	148,482
Metlife, Inc. 6.400% 12/15/36	215,000	197,046
Prudential Financial, Inc. 4.500% 07/15/13	2,000	1,916
		347,444
Real Estate—0.0%
ERP Operating LP 5.200% 04/01/13	1,000	968
Real Estate Investment Trusts (REITs)—0.2%
Health Care Property Investors, Inc. 6.450% 06/25/12	159,000	161,835
Simon Property Group LP 5.750% 12/01/15	265,000	257,382
		419,217
Savings & Loans—0.0%
Washington Mutual, Inc. 4.625% 04/01/14	21,000	16,407
Industrials—0.7%
Aerospace & Defense—0.1%
L-3 Communications Corp. 6.375% 10/15/15	175,000	172,375
United Technologies Corp. 5.375% 12/15/17	140,000	141,222
		313,597
Environmental Control—0.1%
Allied Waste North America, Inc. 7.125% 05/15/16	200,000	198,500

	Par	Value
Machinery—0.1%
Caterpillar Financial Services Corp. 4.300% 06/01/10	$225,000	$224,188
Miscellaneous Manufacturing—0.1%
Bombardier, Inc. 6.300% 05/01/14 (f)	185,000	180,837
Packaging & Containers—0.2%
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	185,000	190,550
Owens-Illinois, Inc. 7.500% 05/15/10	155,000	156,937
		347,487
Transportation—0.1%
Burlington Northern Santa Fe Corp. 6.200% 08/15/36	175,000	170,194
Union Pacific Corp. 3.875% 02/15/09	25,000	24,787
		194,981
Technology—0.1%
Semiconductors—0.1%
Freescale Semiconductor, Inc. PIK, 9.125% 12/15/14	195,000	165,750
Utilities—1.0%
Electric—0.8%
AES Corp. 7.750% 03/01/14	175,000	176,313
Commonwealth Edison Co. 5.950% 08/15/16	275,000	278,973
Consolidated Edison Co. of New York 4.700% 06/15/09	7,000	7,032
Energy East Corp. 6.750% 06/15/12	1,000	1,061
Indiana Michigan Power Co. 5.650% 12/01/15	250,000	246,327
Intergen NV 9.000% 06/30/17 (f)	180,000	189,450
NiSource Finance Corp. 5.400% 07/15/14	9,000	8,815
NRG Energy, Inc. 7.250% 02/01/14	20,000	19,500
7.375% 02/01/16	180,000	175,500
NY State Electric & Gas Corp. 5.750% 05/01/23	1,000	909
Pacific Gas & Electric Co. 5.800% 03/01/37	180,000	173,567
Progress Energy, Inc. 7.750% 03/01/31	150,000	177,077
Public Service Electric & Gas Co. 4.000% 11/01/08	5,000	4,957
Southern California Edison Co. 5.000% 01/15/14	300,000	297,167
		1,756,648

See Accompanying Notes to Financial Statements.
16

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Par	Value
Gas—0.2%
Atmos Energy Corp. 6.350% 06/15/17	$200,000	$203,054
Sempra Energy 4.750% 05/15/09	225,000	224,650
		427,704
Total Corporate Fixed-Income Bonds & Notes (cost of $23,525,315)		22,826,350
GOVERNMENT & AGENCY OBLIGATIONS—5.0%
Foreign Government Obligations—0.4%
Province of Quebec 5.000% 07/17/09	500,000	507,735
United Mexican States 7.500% 04/08/33	273,000	325,552
		833,287
U.S. Government Agencies—2.5%
Federal Home Loan Bank 5.500% 08/13/14	1,225,000	1,320,344
Federal Home Loan Mortgage Corp. 5.500% 08/23/17	710,000	761,811
6.750% 03/15/31	20,000	25,061
Federal National Mortgage Association 5.250% 08/01/12	3,125,000	3,248,403
		5,355,619
U.S. Government Obligations—2.1%
U.S. Treasury Bonds 5.375% 02/15/31	2,738,000	3,084,743
7.250% 05/15/16	665,000	817,743
U.S. Treasury Inflation Indexed Bonds 3.500% 01/15/11	606,197	651,946
		4,554,432
Total Government & Agency Obligations (cost of $10,189,348)		10,743,338
COLLATERALIZED MORTGAGE OBLIGATIONS—3.9%
Agency—1.8%
Federal Home Loan Mortgage Corp. 4.000% 09/15/15	160,000	158,364
4.500% 03/15/21	180,000	179,342
4.500% 08/15/28	597,000	590,737
5.000% 12/15/15	163,199	163,136
6.000% 02/15/28	692,405	703,536
Federal National Mortgage Association 5.000% 07/25/15	1,500,000	1,498,888
5.000% 12/25/15	603,343	603,560
		3,897,563
Non - Agency—2.1%
American Mortgage Trust 8.445% 09/27/22 (e)	8,111	4,934
Bear Stearns Adjustable Rate Mortgage Trust 5.482% 02/25/47(e)	722,173	725,447

	Par	Value
Countrywide Alternative Loan Trust 5.250% 03/25/35	$62,133	$60,409
5.250% 08/25/35	349,828	347,643
5.500% 10/25/35	629,859	618,865
JPMorgan Mortgage Trust 6.045% 10/25/36 (e)	760,645	762,649
Lehman Mortgage Trust 6.500% 01/25/38 (d)	634,015	641,544
Rural Housing Trust 6.330% 04/01/26	530	529
WaMu Mortgage Pass-Through Certificates 5.715% 02/25/37 (e)	1,216,177	1,212,236
Washington Mutual Alternative Mortgage Pass-Through Certificates 5.500% 10/25/35	155,594	155,262
Wells Fargo Alternative Loan Trust 5.500% 02/25/35	61,881	58,784
		4,588,302
Total Collateralized Mortgage Obligations (cost of $8,603,602)		8,485,865
COMMERCIAL MORTGAGE-BACKED SECURITIES—3.1%
Bear Stearns Commercial Mortgage Securities 4.680% 08/13/39 (e)	32,000	31,593
5.449% 12/11/40 (e)	170,000	167,439
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.366% 12/11/49 (e)	310,000	299,115
CS First Boston Mortgage Securities Corp. 4.577% 04/15/37	759,000	751,081
First Union - Chase Commercial Mortgage 6.645% 06/15/31	639,203	648,297
JPMorgan Chase Commercial Mortgage Securities Corp. 4.780% 07/15/42	200,000	188,214
5.447% 06/12/47	358,000	356,594
5.525% 04/15/43 (e)	989,000	980,117
LB-UBS Commercial Mortgage Trust 5.084% 02/15/31	120,000	120,116
6.510% 12/15/26	2,750,000	2,874,791
Merrill Lynch Mortgage Trust 5.244% 11/12/37 (e)	310,000	303,052
Morgan Stanley Capital I 4.970% 12/15/41	73,000	72,931
PNC Mortgage Acceptance Corp. 5.910% 03/12/34	14,490	14,590
Total Commercial Mortgage-Backed Securities (cost of $6,819,237)		6,807,930

See Accompanying Notes to Financial Statements.
17

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Par	Value
ASSET-BACKED SECURITIES—0.5%
Citicorp Residential Mortgage Securities, Inc. 6.080% 06/25/37	$340,000	$318,456
Consumer Funding LLC 5.430% 04/20/15	510,000	520,684
Green Tree Financial Corp. 6.870% 01/15/29	95,648	100,738
Origen Manufactured Housing 3.380% 08/15/17	78,749	78,441
Total Asset-Backed Securities (cost of $1,048,951)		1,018,319
	Shares
PREFERRED STOCK—0.2%
Financials—0.2%
Insurance—0.2%
Unipol Gruppo Finanziario SpA	155,400	489,217
Total Preferred Stock (cost of $537,301)		489,217
	Par
CONVERTIBLE BONDS—0.2%
Consumer Discretionary—0.2%
Automobiles—0.0%
Ford Motor Co. 4.250% 12/15/36	$13,000	12,919
Media—0.2%
Liberty Media Corp. 0.750% 03/30/23	437,000	455,026
Total Convertible Bonds (cost of $494,211)		467,945
	Shares
CONVERTIBLE PREFERRED STOCK—0.1%
Health Care—0.1%
Pharmaceuticals—0.1%
Schering-Plough Corp., 6.000%	900	218,529
Total Convertible Preferred Stock (cost of $238,671)		218,529
INVESTMENT COMPANIES—0.0%
iShares Russell 2000 Growth Index Fund	188	15,694
iShares Russell 2000 Value Index Fund	330	23,259
iShares Russell Microcap Index Fund	300	15,840
Total Investment Companies (cost of $55,815)		54,793

	Shares	Value
SECURITIES LENDING COLLATERAL—10.8%
State Street Navigator Securities Lending Prime Portfolio (g) (7 day yield of 4.817%)	23,205,510	$23,205,510
Total Securities Lending Collateral (cost of $23,205,510)		23,205,510
	Par
SHORT-TERM OBLIGATIONS—3.7%
Repurchase Agreement—3.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by U.S. Government Agency Obligations with various maturities to 10/15/12, market value $7,768,644 (repurchase proceeds $7,603,250)	$7,602,000	7,602,000
U.S. Government Obligations—0.2%
U.S. Treasury Bill 1.000% 03/20/08	300,000	298,130
Total Short-Term Obligations (cost of $7,900,130)		7,900,130
Total Investments—110.4% (cost of $219,472,630)(h)		238,098,625
Other Assets & Liabilities, Net—(10.4)%		(22,565,885)
Net Assets—100.0%		$215,532,740

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2007. The total market value of securities on loan at December 31, 2007 is $22,563,087.

(c)  All or a portion of this security is pledged with a market value of $60,516 as collateral for open written options contracts.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2007.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities, which are not illiquid, amounted to $2,940,704, which represents 1.4% of net assets.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  Cost for federal income tax purposes is $220,393,677.

See Accompanying Notes to Financial Statements.
18

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

At December 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	61.6
Mortgage-Backed Securities	10.7
Corporate Fixed-Income Bonds & Notes	10.6
Government & Agency Obligations	5.0
Collateralized Mortgage Obligations	3.9
Commercial Mortgage-Backed Securities	3.1
Asset-Backed Securities	0.5
Preferred Stock	0.2
Convertible Bonds	0.2
Convertible Preferred Stock	0.1
Investment Companies	0.0	*
	95.9
Securities Lending Collateral	10.8
Short-term Obligations	3.7
Other Assets & Liabilities, Net	(10.4)
	100.0

* Rounds to less than 0.01%.

For the year ended December 31, 2007, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2006	—	—
Options written	153	$37,374
Options terminated in closing
purchase transactions	(53)	(20,821)
Options exercised	(44)	(8,072)
Options expired	(50)	(6,217)
Options outstanding at December 31, 2007	6	$2,264

At December 31, 2007, the Fund held the following written call options:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Value
Hess Corp.	$105	6	Jan-2008	$1,620
Total written call options (proceeds $2,264)				$1,620

Acronym	Name
ADR	American Depositary Receipt

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.
19

Statement of Assets and Liabilities

Columbia Asset Allocation Fund, Variable Series / December 31,2007

Assets
Investments, at cost	$219,472,630
Investments, at value (including securities on loan of $22,563,087)	$238,098,625
Cash	123,289
Foreign currency (cost of $71,777)	70,423
Receivable for:
Investments sold	524,919
Fund shares sold	783,782
Interest	782,046
Dividends	126,440
Foreign tax reclaims	16,691
Securities lending	11,106
Miscellaneous receivable	297,846
Expense reimbursement due from Investment Advisor	45,104
Trustees' deferred compensation plan	31,811
Total Assets	240,912,082
Liabilities
Collateral on securities loaned	23,205,510
Written options at value (premium of $2,264)	1,620
Payable for:
Investments purchased	1,342,018
Fund shares repurchased	491,605
Investment advisory fee	83,265
Administration fee	27,755
Transfer agent fee	85
Pricing and bookkeeping fees	21,766
Trustees' fees	54,700
Audit fee	41,225
Custody fee	33,940
Distribution fee—Class B	11,676
Chief compliance officer expenses	223
Trustees' deferred compensation plan	31,811
Deferred foreign capital gains tax payable	5,924
Other liabilities	26,219
Total Liabilities	25,379,342
Net Assets	$215,532,740
Net Assets Consist of
Paid-in capital	$171,842,515
Undistributed net investment income	5,434,965
Accumulated net realized gain	19,634,101
Net unrealized appreciation (depreciation) on:
Investments	18,625,995
Foreign currency translations	444
Foreign capital gains tax	(5,924)
Written options	644
Net Assets	$215,532,740
Class A:
Net assets	$162,538,143
Shares outstanding	10,656,436
Net asset value per share	$15.25
Class B:
Net assets	$52,994,597
Shares outstanding	3,491,377
Net asset value per share	$15.18

See Accompanying Notes to Financial Statements.
20

Statement of Operations

Columbia Asset Allocation Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Interest	$5,035,204
Dividends	2,221,695
Securities lending	45,376
Foreign taxes withheld	(52,878)
Total Investment Income	7,249,397
Expenses
Investment advisory fee	1,039,334
Administration fee	346,445
Distribution fee—Class B	142,331
Transfer agent fee	508
Pricing and bookkeeping fees	160,805
Trustees' fees	37,882
Custody fee	210,974
Chief compliance officer expenses	700
Other expenses	140,155
Total Expenses	2,079,134
Fees and expenses waived or reimbursed by Investment Advisor	(195,774)
Fees reimbursed by Distributor—Class B	(56,910)
Custody earnings credit	(5,140)
Net Expenses	1,821,310
Net Investment Income	5,428,087
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Foreign Capital Gains Tax, Futures Contracts and Written Options
Net realized gain (loss) on:
Investments	21,028,743
Foreign currency transactions	12,225
Futures contracts	(140,311)
Written options	4,188
Net realized gain	20,904,845
Net change in unrealized appreciation (depreciation) on:
Investments	(5,791,344)
Foreign currency translations	(512)
Foreign capital gains tax	(5,924)
Futures contracts	(9,322)
Written options	644
Net change in unrealized appreciation (depreciation)	(5,806,458)
Net Gain	15,098,387
Net Increase Resulting from Operations	$20,526,474

See Accompanying Notes to Financial Statements.
21

Statement of Changes in Net Assets

Columbia Asset Allocation Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$5,428,087	$5,641,415
Net realized gain on investments, foreign currency transactions, futures contracts and written options	20,904,845	22,552,510
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, foreign capital gains tax, futures contracts and written options	(5,806,458)	(1,333,824)
Net Increase Resulting from Operations	20,526,474	26,860,101
Distributions to Shareholders
From net investment income:
Class A	(4,742,428)	(4,692,376)
Class B	(1,514,499)	(1,434,855)
From net realized gains:
Class A	(15,829,619)	(10,214,433)
Class B	(5,325,754)	(3,301,090)
Total Distributions to Shareholders	(27,412,300)	(19,642,754)
Share Transactions
Class A:
Subscriptions	3,352,004	2,535,157
Proceeds received in connection with merger	—	20,367,574
Distributions reinvested	20,572,047	14,906,809
Redemptions	(39,986,599)	(47,476,648)
Net Decrease	(16,062,548)	(9,667,108)
Class B:
Subscriptions	2,453,351	2,319,972
Distributions reinvested	6,840,253	4,735,945
Redemptions	(14,693,873)	(12,547,833)
Net Decrease	(5,400,269)	(5,491,916)
Net Decrease from Share Transactions	(21,462,817)	(15,159,024)
Total Decrease in Net Assets	(28,348,643)	(7,941,677)
Net Assets
Beginning of period	243,881,383	251,823,060
End of period	$215,532,740	$243,881,383
Undistributed net investment income at end of period	$5,434,965	$5,884,617
Changes in Shares
Class A:
Subscriptions	211,358	161,160
Issued in connection with merger	—	1,253,174
Distributions reinvested	1,358,788	1,007,898
Redemptions	(2,518,770)	(3,020,483)
Net Decrease	(948,624)	(598,251)
Class B:
Subscriptions	155,493	147,886
Distributions reinvested	453,598	321,299
Redemptions	(943,810)	(803,376)
Net Decrease	(334,719)	(334,191)

See Accompanying Notes to Financial Statements.
22

Financial Highlights

Columbia Asset Allocation Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006(a)	2005		2004	2003
Net Asset Value, Beginning of Period	$15.82	$15.40	$14.83		$13.80	$11.87
Income from Investment Operations:
Net investment income (b)	0.38	0.36	0.33		0.31	0.30
Net realized and unrealized gain on investments, foreign currency, foreign capital gains tax, futures contracts and written options	1.06	1.36	0.61		1.04	2.02
Total from Investment Operations	1.44	1.72	0.94		1.35	2.32
Less Distributions to Shareholders:
From net investment income	(0.46)	(0.41)	(0.37)		(0.32)	(0.39)
From net realized gains	(1.55)	(0.89)	—		—	—
Total Distributions to Shareholders	(2.01)	(1.30)	(0.37)		(0.32)	(0.39)
Net Asset Value, End of Period	$15.25	$15.82	$15.40		$14.83	$13.80
Total return (c)(d)(e)	9.17%	11.79%	6.53	%(f)	9.99%	20.46%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.75%	0.75%	0.75%		0.75%	0.75%
Waiver/Reimbursement	0.09%	0.04%	0.04%		0.02%	0.01%
Net investment income (g)	2.39%	2.29%	2.28%		2.27%	2.43%
Portfolio turnover rate	100%	104%	92%		60%	103%
Net assets end of period (000's)	$162,538	$183,605	$187,987		$216,123	$233,730

(a)  On May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the invesment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
23

Notes to Financial Statements

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Asset Allocation Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust") is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks high total investment return.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

24

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts—The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund/Trust or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund/Trust will not incur any registration costs upon such resale.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the

25

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities—The Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Income Recognition—Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt

26

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

securities, Passive Foreign Investment Company (PFIC) adjustments and pay-down reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$379,188	$(379,186)	$(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$10,674,058	$6,880,277
Long-Term Capital Gains	16,738,242	12,762,477

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$11,888,976	$14,130,622	$17,704,948

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of wash sales and discount accretion/premium on debt securities.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$24,489,389
Unrealized depreciation	(6,784,441)
Net unrealized appreciation	$17,704,948

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 ("FIN 48") effective December 31, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.45%
$1 billion to $1.5 billion	0.40%
Over $1.5 billion	0.35%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.45% of the Fund's average daily net assets.

Sub-Advisory Fee—Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia to serve as the investment sub-advisor and to manage the portion of the Fund's assets allocated to foreign securities. As the sub-advisor, Nordea is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays Nordea a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund's average daily net assets managed by Nordea.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and

27

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.75% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.90% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $220,332,582 and $257,854,388,

28

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

respectively, of which $37,179,517 and $37,688,761, respectively, were U.S. Government securities.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had five shareholders that held 89.5% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Asset-Backed Securities—Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

High-Yield Securities—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and

29

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and

30

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 10. Business Combinations and Mergers

On May 1, 2006, Nations Asset Allocation Portfolio, a series of Nations Separate Account Trust, merged into Liberty Asset Allocation Fund, Variable Series. Liberty Asset Allocation Fund, Variable Series was then rebranded Columbia Asset Allocation Fund, Variable Series. Liberty Asset Allocation Fund, Variable Series received a tax-free transfer of assets from Nations Asset Allocation Portfolio as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
1,253,174	$20,367,574	$1,950,515

Net Assets of Liberty Asset Allocation Fund, Variable Series Prior to Combination	Net Assets of Nations Asset Allocation Portfolio Immediately Prior to Combination	Net Assets of Liberty Asset Allocation Fund, Variable Series Immediately After Combination
$250,650,523	$20,367,574	$271,018,097

  1   Unrealized appreciation is included in the Net Assets Received.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia Asset Allocation Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

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Federal Income Tax Information (Unaudited)

Columbia Asset Allocation Fund, Variable Series

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $14,150,618.

33.86% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

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Fund Governance

Columbia Asset Allocation Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

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Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

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Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of Investment Advisory Agreements

Columbia Asset Allocation Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but

37

included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Asset Allocation Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three- and five-year periods, and in the fourth quintile of the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Asset Allocation Fund, Variable Series' total expenses were in the third quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

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Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

41

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should

42

use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

43

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

44

Important Information About This Report

A description of the policies and procedures that Columbia Asset Allocation Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2008 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

SHC-42/138895-1207 (02/08) 08-49757

Columbia Asset Allocation Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class B

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

Columbia Asset Allocation Fund, Variable Series seeks high total investment return.

Vikram J. Kuriyan, PhD, is the lead portfolio manager for the fund since August 2005. Karen Wurdack, PhD, is a co-manager for the fund since August 2005. They are responsible for allocating the fund's assets among the various asset classes. The investment decisions for each asset class are made by professionals with experience in that class.

The fund's return was stronger than either of its benchmarks and significantly higher than the 60/40 blended return of its two benchmarks, the S&P 500 Index1 and Lehman Brothers U.S. Aggregate Bond Index2, which reflects the fund's approximate allocation to both equities and fixed income. It also came in well ahead of its peer group, the Morningstar Moderate Allocation VIT Category4, for the 12-month period that ended December 31, 2007. Strong equity management plus a position in international equities aided the fund's performance for the period.

Equity allocations generated strong performance

The fund's large-, mid- and small cap growth allocations all performed above their respective benchmarks by five to ten percentage points. In addition, the fund had a position in international equities, which is not reflected in either one of its benchmarks. The fund's international equities gained 20.94% compared to the 11.17% return of the MSCI EAFE Index,3 a common measure of stock market performance in developed foreign countries. The fund's performance also benefited from a decision to overweight equities versus fixed income, to overweight large-cap stocks over small-and mid-cap stocks and to overweight growth stocks over value stocks. All of these decisions contributed to the funds strong performance, both relative to its benchmarks and peer group, and in absolute terms as well.

Fixed income performance a slight detractor

The fund's investment grade bond allocation detracted somewhat from relative performance for the period. It returned 6.27% compared to a 6.97% return for the Lehman Brothers U.S. Aggregate Bond Index.

Looking ahead

In 2008, the U.S. economy faces prospects of a recession, as housing, high energy prices and tighter lending standards may restrain economic growth. We believe that consumer spending, which accounts for more than two-thirds of the economy, could grow at a slower pace in 2008, as households begin to feel the drag of high energy prices, a softer labor market and decreased mortgage equity. Investment spending could slow as well, with declining residential construction, decelerating profit growth and general market uncertainty. However, if employment remains solid and exports and government spending hold up, a recession may be avoided. Exports could continue to benefit from a weaker dollar as American goods become more affordable to the rest of the world. In this environment, we believe the fund should benefit from its broad diversification relative to sectors and segments of both fixed income and equity markets, including international exposure.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisers, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks.

2  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding with at least one year to final maturity.

3  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

4  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance Information

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class B (06/01/00)	9.07	11.34	5.50
S&P 500 Index	5.49	12.83	5.91
Lehman Brothers U.S. Aggregate Bond Index	6.97	4.42	5.97

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class B	15.75	15.18

Annual operating expense ratio (%)*
Class B	1.04

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 01/01/981 – 12/31/07 ($)

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns shown for the periods prior to the inception of the newer class shares would be lower.

1  Inception date of Class A shares (oldest existing share class) is January 1, 1989.

Understanding Your Expenses

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,025.61	1,020.66	4.61	4.59	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Investment Portfolio

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—61.6%
Consumer Discretionary—6.0%
Auto Components—0.2%
American Axle & Manufacturing Holdings, Inc.	210	$3,910
BorgWarner, Inc.	1,340	64,870
Goodyear Tire & Rubber Co. (a)(b)	6,700	189,074
Johnson Controls, Inc.	1,100	39,644
Modine Manufacturing Co.	400	6,604
		304,102
Automobiles—0.3%
Ford Motor Co. (a)	3,600	24,228
General Motors Corp. (b)	3,400	84,626
Toyota Motor Corp.	9,200	495,191
		604,045
Distributors—0.0%
Building Materials Holding Corp.	860	4,756
Diversified Consumer Services—0.4%
Apollo Group, Inc., Class A (a)	5,610	393,541
Capella Education Co. (a)	256	16,758
DeVry, Inc.	7,615	395,675
Regis Corp.	360	10,066
Sotheby's	502	19,126
Strayer Education, Inc.	160	27,293
		862,459
Hotels, Restaurants & Leisure—0.7%
Bally Technologies, Inc. (a)	640	31,821
Bob Evans Farms, Inc.	350	9,425
Buffalo Wild Wings, Inc. (a)	690	16,022
CEC Entertainment, Inc. (a)	280	7,269
Chipotle Mexican Grill, Inc., Class A (a)	134	19,707
Ctrip.com International Ltd., ADR	576	33,103
Hotel Leela Venture Ltd.	138,400	252,940
Landry's Restaurants, Inc.	470	9,259
Las Vegas Sands Corp. (a)(b)	4,197	432,501
McDonald's Corp.	7,102	418,379
O'Charleys, Inc.	370	5,543
Penn National Gaming, Inc. (a)	570	33,943
Royal Caribbean Cruises Ltd.	600	25,464
Scientific Games Corp., Class A (a)	1,285	42,726
Starwood Hotels & Resorts Worldwide, Inc.	1,020	44,911
Vail Resorts, Inc. (a)	420	22,600
WMS Industries, Inc.	1,565	57,341
Wynn Resorts Ltd.	285	31,957
Yum! Brands, Inc.	1,530	58,553
		1,553,464
Household Durables—1.0%
American Greetings Corp., Class A	880	17,864
CSS Industries, Inc.	260	9,542
Ethan Allen Interiors, Inc.	330	9,405

	Shares	Value
Furniture Brands International, Inc.	710	$7,143
Makita Corp.	15,500	647,679
Newell Rubbermaid, Inc. (b)	18,800	486,544
Skyline Corp.	329	9,656
Sony Corp., ADR	18,500	1,004,550
Tempur-Pedic International, Inc.	803	20,854
		2,213,237
Internet & Catalog Retail—0.3%
Amazon.com, Inc. (a)(b)	6,600	611,424
Priceline.com, Inc. (a)	558	64,092
Shutterfly, Inc. (a)	817	20,931
		696,447
Leisure Equipment & Products—0.0%
Hasbro, Inc.	800	20,464
MarineMax, Inc. (a)	308	4,774
Mattel, Inc.	1,145	21,801
Nautilus Group, Inc.	750	3,637
		50,676
Media—0.7%
Central European Media Enterprises Ltd., Class A (a)	245	28,415
Focus Media Holding Ltd., ADR (a)	9,000	511,290
Knology, Inc. (a)	1,841	23,528
Liberty Global, Inc., Class A (a)	610	23,906
Marvel Entertainment, Inc. (a)	1,560	41,668
National CineMedia, Inc.	817	20,596
Regal Entertainment Group, Class A	1,100	19,877
Viacom, Inc., Class B (a)	17,500	768,600
		1,437,880
Multiline Retail—0.4%
J.C. Penney Co., Inc.	6,300	277,137
Macy's, Inc.	15,922	411,902
Nordstrom, Inc. (b)	5,420	199,077
Saks, Inc. (a)	2,500	51,900
		940,016
Specialty Retail—1.0%
Abercrombie & Fitch Co., Class A	345	27,589
Aeropostale, Inc. (a)	350	9,275
America's Car-Mart, Inc. (a)	1,060	13,303
Best Buy Co., Inc. (b)	11,300	594,945
Coldwater Creek, Inc. (a)	830	5,553
Collective Brands, Inc. (a)	430	7,478
Dick's Sporting Goods, Inc. (a)	855	23,735
Esprit Holdings Ltd.	25,900	383,603
GameStop Corp., Class A (a)(b)	9,106	565,574
J Crew Group, Inc. (a)	643	30,999
Jo-Ann Stores, Inc. (a)	400	5,232
Monro Muffler Brake, Inc.	645	12,571
OfficeMax, Inc. (b)	12,800	264,448
Rent-A-Center, Inc. (a)	769	11,166
Tiffany & Co.	725	33,372
TJX Companies, Inc.	1,480	42,520
Urban Outfitters, Inc. (a)	1,705	46,478
Zale Corp. (a)	350	5,621
		2,083,462

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Textiles, Apparel & Luxury Goods—1.0%
Adidas AG	5,875	$437,433
Coach, Inc. (a)	843	25,779
Compagnie Financiere Richemont AG	7,600	518,505
CROCS, Inc. (a)	1,795	66,074
Delta Apparel, Inc.	310	2,217
Hampshire Group Ltd. (a)	574	8,036
Hartmarx Corp. (a)	1,089	3,713
K-Swiss, Inc., Class A	270	4,887
Luxottica Group SpA	10,350	327,479
NIKE, Inc., Class B (b)	5,700	366,168
Phillips-Van Heusen Corp.	765	28,198
Polo Ralph Lauren Corp.	450	27,806
V.F. Corp. (b)	4,400	302,104
Volcom, Inc. (a)	688	15,157
Warnaco Group, Inc.	1,018	35,426
Wolverine World Wide, Inc.	360	8,827
		2,177,809
Consumer Staples—5.1%
Beverages—1.0%
Central European Distribution Corp. (a)	418	24,277
Coca-Cola Co.	14,800	908,276
Diageo PLC, ADR	5,108	438,420
Fomento Economico Mexicano SAB de CV, ADR	1,500	57,255
Hansen Natural Corp. (a)	570	25,245
MGP Ingredients, Inc.	1,042	9,816
Molson Coors Brewing Co., Class B (b)	9,600	495,552
Pepsi Bottling Group, Inc.	2,290	90,363
		2,049,204
Food & Staples Retailing—1.2%
BJ's Wholesale Club, Inc. (a)	1,400	47,362
Costco Wholesale Corp. (b)	7,800	544,128
CVS Caremark Corp.	8,900	353,775
Kroger Co.	22,130	591,092
Longs Drug Stores Corp.	160	7,520
Olam International Ltd.	525	1,032
Ruddick Corp.	240	8,321
Sysco Corp.	13,400	418,214
Wal-Mart Stores, Inc. (b)	11,900	565,607
Weis Markets, Inc.	510	20,370
		2,557,421
Food Products—0.4%
American Italian Pasta Co., Class A (a)	550	3,850
Bunge Ltd.	325	37,833
ConAgra Foods, Inc.	28,200	670,878
Dean Foods Co.	1,900	49,134
Flowers Foods, Inc.	638	14,936
Fresh Del Monte Produce, Inc. (a)	419	14,070
H.J. Heinz Co.	735	34,310

	Shares	Value
Hershey Co.	1,300	$51,220
J & J Snack Foods Corp.	236	7,382
Lancaster Colony Corp.	300	11,910
Lance, Inc.	410	8,372
Maui Land & Pineapple Co., Inc. (a)	328	9,548
Ralcorp Holdings, Inc. (a)	220	13,374
Wm. Wrigley Jr. Co.	570	33,373
		960,190
Household Products—0.3%
Clorox Co.	800	52,136
Colgate-Palmolive Co.	8,200	639,272
		691,408
Personal Products—0.5%
Avon Products, Inc.	24,660	974,810
Chattem, Inc. (a)	713	53,860
Estee Lauder Companies, Inc., Class A	800	34,888
		1,063,558
Tobacco—1.7%
Altria Group, Inc.	13,739	1,038,394
Japan Tobacco, Inc.	156	924,988
Loews Corp. - Carolina Group (b)	20,105	1,714,956
		3,678,338
Energy—6.6%
Energy Equipment & Services—1.6%
Atwood Oceanics, Inc. (a)	399	39,996
Cameron International Corp. (a)	1,350	64,975
Complete Production Services, Inc. (a)	306	5,499
Diamond Offshore Drilling, Inc.	835	118,570
Dril-Quip, Inc. (a)	681	37,904
Exterran Holdings, Inc. (a)(b)	2,400	196,320
FMC Technologies, Inc. (a)	845	47,912
Grey Wolf, Inc. (a)	1,610	8,581
Halliburton Co.	25,050	949,645
Key Energy Services, Inc. (a)	590	8,490
Lufkin Industries, Inc.	149	8,536
National-Oilwell Varco, Inc. (a)	1,845	135,534
Noble Corp.	835	47,186
Oceaneering International, Inc. (a)	490	33,002
Oil States International, Inc. (a)	200	6,824
Rowan Companies, Inc.	700	27,622
Schlumberger Ltd.	4,800	472,176
Tidewater, Inc.	580	31,819
Transocean, Inc. (a)	5,967	854,176
TriCo Marine Services, Inc. (a)	440	16,289
Weatherford International Ltd. (a)(b)	5,965	409,199
		3,520,255

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Oil, Gas & Consumable Fuels—5.0%
Alpha Natural Resources, Inc. (a)	410	$13,317
Atlas America, Inc.	376	22,252
ATP Oil & Gas Corp. (a)	434	21,934
Berry Petroleum Co., Class A	522	23,203
Bill Barrett Corp. (a)	676	28,304
Bois d'Arc Energy, Inc. (a)	372	7,384
Cabot Oil & Gas Corp.	700	28,259
Chesapeake Energy Corp.	960	37,632
Comstock Resources, Inc. (a)	890	30,260
Concho Resources, Inc. (a)	1,300	26,793
ConocoPhillips	11,572	1,021,808
CONSOL Energy, Inc.	480	34,330
Continental Resources, Inc. (a)	2,984	77,972
Denbury Resources, Inc. (a)	2,675	79,581
Devon Energy Corp. (b)	4,800	426,768
Exxon Mobil Corp.	25,937	2,430,038
Forest Oil Corp. (a)	800	40,672
Frontier Oil Corp.	610	24,754
Harvest Natural Resources, Inc. (a)	1,060	13,250
Hess Corp. (c)	13,275	1,338,916
Newfield Exploration Co. (a)(b)	8,400	442,680
Nordic American Tanker Shipping	266	8,730
Occidental Petroleum Corp.	15,900	1,224,141
Peabody Energy Corp.	1,635	100,781
PetroHawk Energy Corp. (a)	1,719	29,756
Range Resources Corp.	895	45,967
Southwestern Energy Co. (a)	8,299	462,420
StatoilHydro ASA	20,450	632,298
Stone Energy Corp. (a)	220	10,320
Sunoco, Inc.	430	31,149
Swift Energy Co. (a)	150	6,604
Tesoro Corp.	600	28,620
Total SA	7,250	601,675
Valero Energy Corp.	5,100	357,153
Western Refining, Inc.	289	6,997
Williams Companies, Inc.	2,555	91,418
XTO Energy, Inc. (b)	19,075	979,692
		10,787,828
Financials—9.9%
Capital Markets—1.0%
Affiliated Managers Group, Inc. (a)	490	57,555
BlackRock, Inc.,	175	37,940
Calamos Asset Management, Inc., Class A	1,188	35,379
GFI Group, Inc. (a)	578	55,326
Goldman Sachs Group, Inc. (b)	3,900	838,695
Lazard Ltd., Class A (b)	9,800	398,664
Morgan Stanley	5,800	308,038
Piper Jaffray Companies, Inc. (a)	290	13,433
State Street Corp. (b)	4,500	365,400
T. Rowe Price Group, Inc.	910	55,401

	Shares	Value
Thomas Weisel Partners Group, Inc. (a)	505	$6,934
Waddell & Reed Financial, Inc., Class A	1,235	44,571
		2,217,336
Commercial Banks—2.9%
BancFirst Corp.	232	9,941
BancTrust Financial Group, Inc.	690	8,349
Bank of Granite Corp.	786	8,308
Bank of Hawaii Corp.	1,200	61,368
Bryn Mawr Bank Corp.	448	10,273
Capital Corp. of the West	227	4,411
Capitol Bancorp Ltd.	532	10,704
Chemical Financial Corp.	640	15,226
City National Corp.	900	53,595
Columbia Banking System, Inc.	390	11,595
Comerica, Inc.	1,300	56,589
Community Trust Bancorp, Inc.	286	7,874
Cullen/Frost Bankers, Inc.	1,000	50,660
First Citizens BancShares, Inc., Class A	73	10,647
First Financial Corp.	420	11,903
First National Bank of Alaska	4	8,000
KeyCorp	1,700	39,865
Korea Exchange Bank (a)	27,400	423,401
Marshall & Ilsley Corp. (b)	11,642	308,280
Mass Financial Corp., Class A (a)	1,170	7,020
Merchants Bancshares, Inc.	428	10,058
National Bank of Greece SA	10,200	702,649
Northrim BanCorp, Inc.	462	9,850
PNC Financial Services Group, Inc. (b)	7,665	503,207
Raiffeisen International Bank Holding AG	2,700	406,795
South Financial Group, Inc.	710	11,097
Sterling Bancorp NY	680	9,275
SVB Financial Group (a)	800	40,320
Swedbank AB, Class A	13,200	369,815
Taylor Capital Group, Inc.	450	9,180
TCF Financial Corp.	2,100	37,653
U.S. Bancorp (b)	29,793	945,630
UMB Financial Corp.	480	18,413
UniCredito Italiano SpA	40,225	334,770
Wachovia Corp. (b)	18,495	703,365
Wells Fargo & Co.	32,774	989,447
West Coast Bancorp	410	7,585
Whitney Holding Corp.	670	17,520
Zions Bancorporation	825	38,519
		6,283,157
Consumer Finance—0.3%
Advance America Cash Advance Centers, Inc.	1,610	16,358
American Express Co.	11,700	608,634
Cash America International, Inc.	680	21,964
First Cash Financial Services, Inc. (a)	1,213	17,807
		664,763

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Diversified Financial Services—1.4%
CIT Group, Inc.	800	$19,224
Citigroup, Inc.	26,747	787,432
CME Group, Inc. (b)	1,181	810,166
IntercontinentalExchange, Inc. (a)	185	35,612
JPMorgan Chase & Co.	30,381	1,326,131
Medallion Financial Corp.	1,044	10,461
Portfolio Recovery Associates, Inc. (a)	366	14,519
		3,003,545
Insurance—2.7%
ACE Ltd. (b)	16,000	988,480
Ambac Financial Group, Inc. (b)	14,975	385,906
American International Group, Inc.	13,056	761,165
American Physicians Capital, Inc.	275	11,401
Aon Corp. (b)	8,300	395,827
Assurant, Inc. (b)	5,400	361,260
Assured Guaranty Ltd.	488	12,952
AXA SA	6,150	244,870
Axis Capital Holdings Ltd.	1,011	39,399
Baldwin & Lyons, Inc., Class B	428	11,753
CNA Surety Corp. (a)	490	9,697
Delphi Financial Group, Inc., Class A	480	16,934
EMC Insurance Group, Inc.	506	11,977
Genworth Financial, Inc., Class A	11,400	290,130
Harleysville Group, Inc.	320	11,322
Hartford Financial Services Group, Inc.	4,832	421,302
Horace Mann Educators Corp.	770	14,584
IPC Holdings Ltd.	300	8,661
Loews Corp.	12,900	649,386
National Western Life Insurance Co., Class A	47	9,746
Navigators Group, Inc. (a)	376	24,440
Phoenix Companies, Inc.	1,340	15,906
Platinum Underwriters Holdings Ltd.	1,300	46,228
ProAssurance Corp. (a)	460	25,263
ProCentury Corp.	942	14,460
Prudential Financial, Inc.	5,000	465,200
Prudential PLC	28,300	397,795
RAM Holdings Ltd. (a)	1,620	8,003
RLI Corp.	244	13,857
Safety Insurance Group, Inc.	300	10,986
Stewart Information Services Corp.	400	10,436
United America Indemnity Ltd., Class A (a)	920	18,326
		5,707,652

	Shares	Value
Real Estate Investment Trusts (REITs)—0.8%
Alexandria Real Estate Equities, Inc.	470	$47,785
Boston Properties, Inc.	300	27,543
Digital Realty Trust, Inc.	1,480	56,788
DuPont Fabros Technology, Inc.	348	6,821
Equity Residential Property Trust	700	25,529
Franklin Street Properties Corp.	908	13,438
General Growth Properties, Inc. (b)	9,475	390,180
Getty Realty Corp.	450	12,006
Home Properties, Inc.	489	21,932
iStar Financial, Inc.	1,680	43,764
Lexington Realty Trust	825	11,996
Nationwide Health Properties, Inc.	702	22,022
Plum Creek Timber Co., Inc. (b)	11,880	546,955
Potlatch Corp.	400	17,776
ProLogis	1,090	69,084
Rayonier, Inc. (b)	6,145	290,290
Sun Communities, Inc.	620	13,063
Swa Reit Ltd. (d)	818	1,497
Universal Health Realty Income Trust	330	11,695
Urstadt Biddle Properties, Inc., Class A	670	10,385
		1,640,549
Real Estate Management & Development—0.2%
Mitsubishi Estate Co., Ltd.	15,000	359,563
Thrifts & Mortgage Finance—0.6%
Bank Mutual Corp.	1,230	13,001
BankFinancial Corp.	800	12,656
Beneficial Mutual Bancorp, Inc. (a)	766	7,446
Brookline Bancorp, Inc.	1,410	14,326
Clifton Savings Bancorp, Inc.	94	921
Corus Bankshares, Inc.	1,446	15,429
ESSA Bancorp, Inc. (a)	76	858
Fannie Mae (b)	6,700	267,866
Federal Home Loan Mortgage Corp. (b)	6,400	218,048
Flagstar BanCorp, Inc.	1,650	11,500
Home Federal Bancorp, Inc.	960	9,638
Housing Development Finance Corp., Ltd.	10,700	767,735
PMI Group, Inc.	1,400	18,592
TrustCo Bank Corp. NY	900	8,928
United Financial Bancorp, Inc.	700	7,763
Washington Federal, Inc.	400	8,444
Westfield Financial, Inc.	1,010	9,797
		1,392,948

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Health care—7.5%
Biotechnology—0.8%
Acadia Pharmaceuticals, Inc. (a)	534	$5,911
Alexion Pharmaceuticals, Inc. (a)	410	30,762
Array Biopharma, Inc. (a)	1,237	10,416
BioMarin Pharmaceuticals, Inc. (a)(b)	11,690	413,826
Celgene Corp. (a)	620	28,650
Cephalon, Inc. (a)	500	35,880
Cepheid, Inc. (a)	1,474	38,840
CV Therapeutics, Inc. (a)	1,304	11,801
Genentech, Inc. (a)	4,600	308,522
Genzyme Corp. (a)	4,700	349,868
Gilead Sciences, Inc. (a)	8,800	404,888
Human Genome Sciences, Inc. (a)	886	9,250
Myriad Genetics, Inc. (a)	209	9,702
Omrix Biopharmaceuticals, Inc. (a)	768	26,680
Onyx Pharmaceuticals, Inc. (a)	788	43,829
PDL BioPharma, Inc. (a)	1,450	25,404
Regeneron Pharmaceuticals, Inc. (a)	427	10,312
Seattle Genetics, Inc. (a)	656	7,478
United Therapeutics Corp. (a)	216	21,093
		1,793,112
Health Care Equipment & Supplies—1.0%
Align Technology, Inc. (a)	484	8,073
Analogic Corp.	200	13,544
ArthroCare Corp. (a)	160	7,688
Baxter International, Inc.	10,600	615,330
Beckman Coulter, Inc.	1,210	88,088
China Medical Technologies, Inc.	186	8,257
Covidien Ltd.	10,200	451,758
Gen-Probe, Inc. (a)	650	40,904
Haemonetics Corp. (a)	280	17,646
Hologic, Inc. (a)	7,002	480,617
Hospira, Inc. (a)	1,175	50,102
Immucor, Inc. (a)	472	16,043
Intuitive Surgical, Inc. (a)	204	66,198
Mentor Corp.	544	21,270
Mindray Medical International Ltd., ADR	825	35,450
OraSure Technologies, Inc. (a)	1,203	10,695
Palomar Medical Technologies, Inc. (a)	535	8,196
STERIS Corp.	720	20,765
Wright Medical Group, Inc. (a)	2,062	60,149
		2,020,773
Health Care Providers & Services—1.7%
Amedisys, Inc. (a)	230	11,160
AmSurg Corp. (a)	360	9,742
Brookdale Senior Living, Inc.	785	22,302
Chemed Corp.	216	12,070
CIGNA Corp.	19,336	1,038,923

	Shares	Value
Community Health Systems, Inc. (a)	1,000	$36,860
Coventry Health Care, Inc. (a)(b)	6,545	387,791
Cross Country Healthcare, Inc. (a)	670	9,541
Express Scripts, Inc. (a)(b)	5,925	432,525
Gentiva Health Services, Inc. (a)	800	15,232
Healthways, Inc. (a)	460	26,882
Kindred Healthcare, Inc. (a)	610	15,238
Laboratory Corp. of America Holdings (a)	775	58,536
McKesson Corp.	14,890	975,444
Medco Health Solutions, Inc. (a)	3,260	330,564
MWI Veterinary Supply, Inc. (a)	407	16,280
NovaMed, Inc. (a)	1,453	6,175
Owens & Minor, Inc.	356	15,105
Pediatrix Medical Group, Inc. (a)	880	59,972
Psychiatric Solutions, Inc. (a)	931	30,257
Quest Diagnostics, Inc.	566	29,941
RehabCare Group, Inc. (a)	369	8,325
Res-Care, Inc. (a)	690	17,360
U.S. Physical Therapy, Inc. (a)	400	5,748
Universal Health Services, Inc., Class B	400	20,480
VistaCare, Inc. (a)	599	4,343
		3,596,796
Health Care Technology—0.0%
Cerner Corp. (a)	580	32,712
Life Sciences Tools & Services—1.0%
Bio-Rad Laboratories, Inc., Class A (a)	190	19,688
Covance, Inc. (a)	590	51,106
Illumina, Inc. (a)	923	54,697
Millipore Corp. (a)	400	29,272
PAREXEL International Corp. (a)	510	24,633
Pharmaceutical Product Development, Inc.	1,185	47,838
PharmaNet Development Group, Inc. (a)	1,414	55,443
Qiagen N.V. (a)	24,200	519,731
Thermo Fisher Scientific, Inc. (a)(b)	15,310	883,081
Varian, Inc. (a)	1,050	68,565
Ventana Medical Systems, Inc. (a)	110	9,595
Waters Corp. (a)	5,900	466,513
		2,230,162
Pharmaceuticals—3.0%
Abbott Laboratories	7,000	393,050
Adams Respiratory Therapeutics, Inc. (a)	443	26,465
Allergan, Inc.	6,475	415,954
Alpharma, Inc., Class A (a)	480	9,672

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Bristol-Myers Squibb Co.	17,000	$450,840
Forest Laboratories, Inc. (a)	1,330	48,478
Hi-Tech Pharmacal Co., Inc. (a)	606	5,884
Johnson & Johnson	15,300	1,020,510
Medicis Pharmaceutical Corp., Class A	1,017	26,411
Merck & Co., Inc.	32,100	1,865,331
MGI Pharma, Inc. (a)	369	14,956
Novartis AG, Registered Shares	6,750	367,728
Novo-Nordisk A/S, Class B	8,498	554,725
Sanofi-Aventis	4,100	374,742
Schering-Plough Corp.	23,200	618,048
Sciele Pharma, Inc. (a)	330	6,749
Shire PLC, ADR (b)	3,940	271,663
		6,471,206
Industrials—8.2%
Aerospace & Defense—2.4%
AAR Corp. (a)	481	18,292
Boeing Co.	3,600	314,856
Curtiss-Wright Corp.	559	28,062
Esterline Technologies Corp. (a)	410	21,218
Goodrich Corp. (b)	14,875	1,050,324
Hexcel Corp. (a)	1,105	26,829
Honeywell International, Inc.	9,000	554,130
L-3 Communications Holdings, Inc. (b)	5,100	540,294
Moog, Inc., Class A (a)	220	10,078
Precision Castparts Corp.	550	76,285
Raytheon Co.	7,100	430,970
Rockwell Collins, Inc.	705	50,739
Rolls-Royce Group PLC (a)	28,100	303,726
Rolls-Royce Group PLC, Class B (d)	1,228,160	2,445
Spirit Aerosystems Holdings, Inc., Class A (a)	1,369	47,230
United Technologies Corp.	21,062	1,612,085
		5,087,563
Air Freight & Logistics—0.0%
C.H. Robinson Worldwide, Inc.	785	42,484
HUB Group, Inc., Class A (a)	531	14,114
		56,598
Airlines—0.0%
AirTran Holdings, Inc. (a)	710	5,084
Allegiant Travel Co. (a)	1,047	33,650
JetBlue Airways Corp. (a)	960	5,664
Skywest, Inc.	480	12,888
		57,286
Building Products—0.0%
Lennox International, Inc.	300	12,426
Masco Corp.	1,400	30,254
NCI Building Systems, Inc. (a)	400	11,516
Universal Forest Products, Inc.	200	5,892
		60,088

	Shares	Value
Commercial Services & Supplies—0.2%
ABM Industries, Inc.	350	$7,137
Casella Waste Systems, Inc., Class A (a)	670	8,737
CBIZ, Inc. (a)	910	8,927
CDI Corp.	300	7,278
Consolidated Graphics, Inc. (a)	390	18,650
Duff & Phelps Corp., Class A (a)	420	8,266
Dun & Bradstreet Corp.	275	24,373
Equifax, Inc.	900	32,724
FTI Consulting, Inc. (a)	1,252	77,173
Geo Group, Inc. (a)	996	27,888
Healthcare Services Group, Inc.	639	13,534
Huron Consulting Group, Inc. (a)	319	25,721
IHS, Inc., Class A (a)	1,432	86,722
Kimball International, Inc., Class B	570	7,809
Korn/Ferry International (a)	540	10,163
Monster Worldwide, Inc. (a)	948	30,715
Stericycle, Inc. (a)	765	45,441
Team, Inc. (a)	850	31,093
TeleTech Holdings, Inc.	920	19,568
United Stationers, Inc. (a)	220	10,166
		502,085
Construction & Engineering—0.5%
EMCOR Group, Inc. (a)	600	14,178
FLSmidth & Co. A/S	6,750	684,038
Foster Wheeler Ltd. (a)	335	51,932
Jacobs Engineering Group, Inc. (a)	550	52,586
KHD Humboldt Wedag International Ltd. (a)	678	20,326
Quanta Services, Inc. (a)(b)	12,700	333,248
		1,156,308
Electrical Equipment—1.7%
ABB Ltd., ADR	9,916	285,581
AMETEK, Inc.	795	37,238
Belden CDT, Inc.	290	12,905
Bharat Heavy Electricals Ltd.	5,600	364,638
Cooper Industries Ltd., Class A	800	42,304
Dongfang Electrical Machinery Co., Ltd., Class H	92,000	766,197
First Solar, Inc. (a)	1,618	432,233
General Cable Corp. (a)	490	35,907
II-VI, Inc. (a)	960	29,328
Roper Industries, Inc.	705	44,091
SunPower Corp., Class A (a)	315	41,073
Suntech Power Holdings Co., Ltd., ADR (a)	4,640	381,965
Vestas Wind Systems A/S (a)	10,946	1,170,144
Woodward Governor Co. (a)	993	67,474
		3,711,078
Industrial Conglomerates—1.6%
General Electric Co.	56,296	2,086,893
McDermott International, Inc. (a)	9,975	588,824
Siemens AG, Registered Shares	4,700	737,850
Teleflex, Inc.	450	28,354
Textron, Inc.	800	57,040
		3,498,961

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Machinery—1.0%
Actuant Corp., Class A	1,166	$39,656
AGCO Corp. (a)	400	27,192
Barnes Group, Inc.	1,488	49,684
Bucyrus International, Inc., Class A	245	24,351
Caterpillar, Inc. (b)	6,300	457,128
Cummins, Inc.	540	68,780
Eaton Corp.	3,800	368,410
EnPro Industries, Inc. (a)	480	14,712
Flowserve Corp.	345	33,189
Harsco Corp.	960	61,507
Jain Irrigation Systems Ltd.	15,100	243,205
Joy Global, Inc.	770	50,681
Kadant, Inc. (a)	212	6,290
Kennametal, Inc.	1,400	53,004
Manitowoc Co., Inc.	865	42,238
Mitsubishi Heavy Industries, Ltd.	93,000	397,991
Oshkosh Truck Corp.	645	30,483
Parker Hannifin Corp.	950	71,545
Tennant Co.	596	26,397
Terex Corp. (a)	560	36,719
Wabtec Corp.	793	27,311
		2,130,473
Marine—0.1%
Alexander & Baldwin, Inc.	800	41,328
DryShips, Inc.	350	27,090
Genco Shipping & Trading Ltd.	255	13,964
		82,382
Road & Rail—0.4%
Amerco, Inc. (a)	150	9,852
Canadian Pacific Railway Ltd.	600	38,784
Dollar Thrifty Automotive Group, Inc. (a)	230	5,446
East Japan Railway Co.	39	320,254
Genesee & Wyoming, Inc., Class A (a)	875	21,149
Heartland Express, Inc.	530	7,515
Landstar System, Inc.	620	26,133
Ryder System, Inc.	150	7,052
Union Pacific Corp.	3,200	401,984
Werner Enterprises, Inc.	960	16,349
		854,518
Trading Companies & Distributors—0.3%
Kaman Corp.	430	15,828
Mitsui & Co. Ltd.	24,000	509,185
Watsco, Inc.	360	13,234
		538,247
Information Technology—10.4%
Communications Equipment—1.8%
Anaren, Inc. (a)	728	12,005
Bel Fuse, Inc., Class B	200	5,854
Black Box Corp.	271	9,802
Blue Coat Systems, Inc. (a)	103	3,386
Ciena Corp. (a)(b)	6,800	231,948

	Shares	Value
Cisco Systems, Inc. (a)	41,680	$1,128,277
Corning, Inc.	24,500	587,755
Digi International, Inc. (a)	620	8,798
Dycom Industries, Inc. (a)	630	16,789
F5 Networks, Inc. (a)	400	11,408
Foundry Networks, Inc. (a)	540	9,461
Harris Corp.	1,100	68,948
Ixia (a)	1,674	15,869
Juniper Networks, Inc. (a)	900	29,880
NETGEAR, Inc. (a)	522	18,620
Nokia Oyj	15,500	596,819
Nokia Oyj, ADR	10,300	395,417
Polycom, Inc. (a)	2,172	60,338
QUALCOMM, Inc.	12,500	491,875
Research In Motion Ltd. (a)	205	23,247
Riverbed Technology, Inc. (a)(b)	5,150	137,711
Tollgrade Communications, Inc. (a)	480	3,850
		3,868,057
Computers & Peripherals—2.2%
Apple, Inc. (a)	7,000	1,386,560
Diebold, Inc.	600	17,388
Electronics for Imaging, Inc. (a)	550	12,364
EMC Corp. (a)	52,500	972,825
Emulex Corp. (a)	530	8,649
Hewlett-Packard Co.	36,060	1,820,309
International Business Machines Corp.	5,200	562,120
NCR Corp. (a)	2,100	52,710
QLogic Corp. (a)	580	8,236
Stratasys, Inc. (a)	570	14,729
Synaptics, Inc. (a)	244	10,043
Teradata Corp. (a)	500	13,705
		4,879,638
Electronic Equipment & Instruments—0.6%
Agilent Technologies, Inc. (a)	13,200	484,968
Anixter International, Inc. (a)	280	17,436
Arrow Electronics, Inc. (a)	1,400	54,992
AU Optronics Corp., ADR	20,110	386,112
Benchmark Electronics, Inc. (a)	570	10,106
Brightpoint, Inc. (a)	1,040	15,974
Coherent, Inc. (a)	240	6,017
Daktronics, Inc.	1,580	35,661
FLIR Systems, Inc. (a)	600	18,780
Itron, Inc. (a)	135	12,956
Measurement Specialties, Inc. (a)	650	14,365
Mettler-Toledo International, Inc. (a)	400	45,520
MTS Systems Corp.	330	14,081
NAM TAI Electronics, Inc.	1,030	11,608
Plexus Corp. (a)	270	7,090
Rofin-Sinar Technologies, Inc. (a)	676	32,522
Trimble Navigation Ltd. (a)	735	22,227
Tyco Electronics Ltd.	775	28,776
Vishay Intertechnology, Inc. (a)	1,020	11,638
		1,230,829

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Internet Software & Services—1.2%
Akamai Technologies, Inc. (a)(b)	10,400	$359,840
Constant Contact, Inc. (a)	470	10,105
DealerTrack Holdings, Inc. (a)	1,060	35,478
Digital River, Inc. (a)	216	7,143
eBay, Inc. (a)	18,800	623,972
Equinix, Inc. (a)	1,573	158,983
Google, Inc., Class A (a)	1,737	1,201,101
j2 Global Communications, Inc. (a)	710	15,031
Omniture, Inc. (a)	1,090	36,286
Perficient, Inc. (a)	640	10,074
SINA Corp. (a)	192	8,507
ValueClick, Inc. (a)	770	16,863
VeriSign, Inc. (a)	815	30,652
		2,514,035
IT Services—0.2%
CACI International, Inc., Class A (a)	220	9,849
CSG Systems International, Inc. (a)	357	5,255
DST Systems, Inc. (a)(b)	3,115	257,143
Global Payments, Inc.	990	46,055
Mastercard, Inc., Class A	215	46,268
MAXIMUS, Inc.	210	8,108
Metavante Technologies, Inc. (a)(b)	3,880	90,482
MPS Group, Inc. (a)	1,670	18,270
		481,430
Semiconductors & Semiconductor Equipment—1.5%
Actel Corp. (a)	645	8,811
Advanced Energy Industries, Inc. (a)	350	4,578
Asyst Technologies, Inc. (a)	732	2,386
Atheros Communications, Inc. (a)	997	30,448
ATMI, Inc. (a)	160	5,160
Cabot Microelectronics Corp. (a)	140	5,027
Exar Corp. (a)	580	4,623
Fairchild Semiconductor International, Inc. (a)	1,750	25,253
Intel Corp.	56,700	1,511,622
Intersil Corp., Class A (b)	11,600	283,968
KLA-Tencor Corp.	500	24,080
MEMC Electronic Materials, Inc. (a)	1,202	106,365
Microchip Technology, Inc. (b)	4,480	140,762
Monolithic Power Systems, Inc. (a)	926	19,881
Netlogic Microsystems, Inc. (a)	1,098	35,356
NVIDIA Corp. (a)(b)	14,800	503,496
PMC-Sierra, Inc. (a)	1,133	7,410
Power Integrations, Inc. (a)	1,021	35,153
RF Micro Devices, Inc. (a)	1,140	6,509
Silicon Laboratories, Inc. (a)	450	16,844
Spansion, Inc., Class A (a)	3,900	15,327

	Shares	Value
Tessera Technologies, Inc. (a)	957	$39,811
Texas Instruments, Inc.	9,800	327,320
Varian Semiconductor Equipment Associates, Inc. (a)	102	3,774
Verigy Ltd. (a)	1,149	31,218
		3,195,182
Software—2.9%
ACI Worldwide, Inc. (a)	400	7,616
Activision, Inc. (a)	1,766	52,450
Adobe Systems, Inc. (a)	13,700	585,401
Advent Software, Inc. (a)	175	9,468
Ansoft Corp. (a)	550	14,217
ANSYS, Inc. (a)	896	37,148
Autodesk, Inc. (a)	707	35,180
BluePhoenix Solutions Ltd. (a)	480	8,698
BMC Software, Inc. (a)(b)	6,400	228,096
Captaris, Inc. (a)	1,160	5,011
Citrix Systems, Inc. (a)	1,021	38,808
Cognos, Inc. (a)	362	20,840
Concur Technologies, Inc. (a)	1,060	38,383
Electronic Arts, Inc. (a)(b)	15,175	886,372
FactSet Research Systems, Inc.	570	31,749
InterVoice, Inc. (a)	590	4,714
Lawson Software, Inc. (a)	480	4,915
Macrovision Corp. (a)	1,029	18,862
McAfee, Inc. (a)	1,470	55,125
Micros Systems, Inc. (a)	188	13,190
Microsoft Corp.	51,660	1,839,096
MSC.Software Corp. (a)	920	11,951
Nintendo Co., Ltd.	1,400	850,007
Nuance Communications, Inc. (a)	1,039	19,409
Oracle Corp. (a)	25,500	575,790
Progress Software Corp. (a)	843	28,392
Salesforce.com, Inc. (a)	4,220	264,552
SPSS, Inc. (a)	200	7,182
Sybase, Inc. (a)	490	12,784
Synopsys, Inc. (a)	500	12,965
The9 Ltd., ADR (a)	8,599	183,331
THQ, Inc. (a)	910	25,653
Vasco Data Security International, Inc. (a)	470	13,122
VMware, Inc., Class A (a)(b)	2,861	243,156
		6,183,633
Materials—2.8%
Chemicals—1.7%
Agrium, Inc.	695	50,186
Air Products & Chemicals, Inc.	900	88,767
Albemarle Corp.	600	24,750
Flotek Industries, Inc. (a)	185	6,667
H.B. Fuller Co.	800	17,960
Koppers Holdings, Inc.	376	16,258
Linde AG	4,925	648,651
Minerals Technologies, Inc.	240	16,068
Monsanto Co.	7,665	856,104

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Mosaic Co. (a)	335	$31,604
Potash Corp. of Saskatchewan, Inc.	805	115,888
PPG Industries, Inc.	775	54,428
Praxair, Inc.	4,700	416,937
Sensient Technologies Corp.	550	15,554
Sumitomo Chemical Co., Ltd.	90,000	800,411
Syngenta AG, ADR	825	41,795
Terra Industries, Inc. (a)	572	27,319
Umicore	1,900	468,582
		3,697,929
Construction Materials—0.0%
Eagle Materials, Inc.	380	13,482
Vulcan Materials Co.	405	32,032
		45,514
Containers & Packaging—0.1%
AptarGroup, Inc.	570	23,319
Crown Holdings, Inc. (a)	1,300	33,345
Greif, Inc., Class A	771	50,400
Greif, Inc., Class B	272	16,643
Packaging Corp. of America	1,700	47,940
		171,647
Metals & Mining—0.7%
Alcoa, Inc.	13,600	497,080
Allegheny Technologies, Inc.	671	57,974
Carpenter Technology Corp.	210	15,786
Cleveland-Cliffs, Inc.	410	41,328
Freeport-McMoRan Copper & Gold, Inc.	6,061	620,889
Haynes International, Inc. (a)	139	9,660
Kaiser Aluminum Corp.	197	15,658
Lundin Mining Corp. (a)	2,765	26,516
Metal Management, Inc.	141	6,420
Nucor Corp. (b)	3,700	219,114
RTI International Metals, Inc. (a)	225	15,509
Worthington Industries, Inc.	670	11,980
		1,537,914
Paper & Forest Products—0.3%
Glatfelter Co.	800	12,248
Mercer International, Inc. (a)	1,030	8,065
Weyerhaeuser Co. (b)	7,450	549,363
		569,676
Telecommunication Services—2.2%
Diversified Telecommunication Services—1.5%
AT&T, Inc.	47,554	1,976,344
Cbeyond, Inc. (a)	997	38,873
Deutsche Telekom AG, Registered Shares	17,850	390,404
Time Warner Telecom, Inc., Class A (a)(b)	13,275	269,350
Verizon Communications, Inc.	11,999	524,236
Warwick Valley Telephone Co.	530	6,344
		3,205,551

	Shares	Value
Wireless Telecommunication Services—0.7%
American Tower Corp., Class A (a)	11,562	$492,541
Crown Castle International Corp. (a)	960	39,936
Millicom International Cellular SA (a)	311	36,679
NII Holdings, Inc. (a)(b)	5,855	282,914
Syniverse Holdings, Inc. (a)	666	10,376
Vodafone Group PLC	174,300	649,619
		1,512,065
Utilities—2.9%
Electric Utilities—1.6%
ALLETE, Inc.	270	10,687
American Electric Power Co., Inc.	1,500	69,840
Edison International	1,300	69,381
El Paso Electric Co. (a)	620	15,853
Entergy Corp. (b)	6,929	828,154
Exelon Corp. (b)	5,400	440,856
Fortum Oyj	20,250	906,499
FPL Group, Inc.	8,650	586,297
Hawaiian Electric Industries, Inc.	540	12,296
ITC Holdings Corp.	319	17,998
Maine & Maritimes Corp. (a)	110	3,658
MGE Energy, Inc.	370	13,124
Otter Tail Corp.	334	11,556
Portland General Electric Co.	444	12,334
PPL Corp.	7,365	383,643
Reliant Energy, Inc. (a)	1,400	36,736
UIL Holdings Corp.	410	15,150
		3,434,062
Gas Utilities—0.1%
AGL Resources, Inc.	1,300	48,932
Northwest Natural Gas Co.	220	10,705
Questar Corp.	705	38,141
WGL Holdings, Inc.	370	12,121
		109,899
Independent Power Producers & Energy Traders—0.2%
Constellation Energy Group, Inc.	295	30,246
Mirant Corp. (a)	10,200	397,596
		427,842
Multi-Utilities—0.9%
Avista Corp.	620	13,355
CH Energy Group, Inc.	540	24,051
NorthWestern Corp.	400	11,800
PG&E Corp. (b)	9,611	414,138
Public Service Enterprise Group, Inc.	5,986	588,065
Sempra Energy	1,100	68,068
Suez SA	12,400	840,536
Wisconsin Energy Corp.	1,000	48,710
		2,008,723

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Shares	Value
Water Utilities—0.1%
Epure International Ltd. (a)	203,000	$293,862
Total Common Stocks (cost of $114,158,402)		132,753,904
	Par
MORTGAGE-BACKED SECURITIES—10.7%
Federal Home Loan Mortgage Corp. 5.500% 12/01/20	$30,428	30,803
5.500% 01/01/21	515,227	521,768
5.500% 07/01/21	238,984	241,910
5.500% 08/01/21	720,409	729,228
5.500% 12/01/32	58,290	58,336
5.500% 08/01/35	138,926	138,693
5.500% 10/01/35	312,407	311,883
5.500% 11/01/35	827,468	826,081
5.500% 12/01/37	837,000	835,272
6.000% 11/01/14	42,179	43,145
6.500% 05/01/11	19,376	19,973
6.500% 06/01/11	138,861	143,147
6.500% 03/01/26	80,296	83,427
6.500% 06/01/26	92,626	96,238
6.500% 03/01/27	26,429	27,459
6.500% 09/01/28	101,808	105,530
6.500% 06/01/31	249,343	257,849
6.500% 07/01/31	22,674	23,488
6.500% 11/01/32	18,039	18,649
6.500% 08/01/36	745,723	766,692
7.000% 04/01/29	7,400	7,779
7.000% 08/01/31	11,199	11,750
7.500% 01/01/30	18,067	19,296
8.000% 09/01/15	7,213	7,634
12.000% 07/01/20	45,795	50,098
Federal National Mortgage Association 5.000% 05/01/37	1,197,537	1,168,608
5.000% 06/01/37	3,596,589	3,509,365
5.000% 07/01/37	769,603	750,939
5.500% 11/01/21	880,990	892,520
5.500% 05/01/36	1,219,144	1,217,827
5.500% 11/01/36	741,686	740,885
6.000% 07/01/31	23,751	24,225
6.000% 07/01/35	500,412	508,446
6.000% 02/01/36	150,437	152,798
6.000% 04/01/36	31,368	31,860
6.000% 09/01/36	463,255	470,525
6.000% 11/01/36	1,968,325	1,999,215
6.000% 07/01/37	1,417,000	1,439,046
6.000% 08/01/37	1,061,709	1,078,228
6.120% 10/01/08	218,942	220,403
6.500% 12/01/31	2,122	2,194
6.500% 05/01/33	4,423	4,574
6.500% 08/01/34	271,998	280,345
6.500% 04/01/36	328,097	337,297
6.500% 10/01/36	759,885	781,194

	Par	Value
6.500% 12/01/36	$345,214	$354,895
6.500% 03/01/37	332,738	342,033
6.500% 06/01/37	515,932	530,345
6.500% 11/01/37	322,492	331,501
7.000% 07/01/31	15,414	16,244
7.000% 07/01/32	10,909	11,485
7.000% 07/01/37	147,687	153,631
7.500% 09/01/15	11,255	11,718
7.500% 02/01/30	8,508	9,081
7.500% 08/01/31	30,801	32,849
8.000% 04/01/30	1,802	1,923
8.000% 05/01/30	4,083	4,359
Government National Mortgage Association 5.625% 07/20/25 (e)	17,500	17,596
6.000% 03/15/29	2,581	2,652
6.500% 05/15/13	29,558	30,627
6.500% 05/15/24	22,591	23,465
6.500% 04/15/29	25,572	26,538
6.500% 05/15/29	15,179	15,753
7.000% 11/15/13	3,156	3,290
7.000% 06/15/31	3,597	3,813
7.000% 06/15/32	1,019	1,080
8.000% 03/15/26	196,181	212,186
9.000% 12/15/17	2,892	3,109
Total Mortgage-Backed Securities (cost of $22,696,137)		23,126,795
CORPORATE FIXED-INCOME BONDS & NOTES—10.6%
Basic Materials—0.4%
Chemicals—0.1%
Huntsman International LLC 7.875% 11/15/14	200,000	212,000
Forest Products & Paper—0.1%
Georgia-Pacific Corp. 8.000% 01/15/24	205,000	190,650
Weyerhaeuser Co. 7.375% 03/15/32	175,000	175,620
		366,270
Metals & Mining—0.2%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17	165,000	176,963
Vale Overseas Ltd. 6.875% 11/21/36	190,000	192,206
		369,169
Communications—2.0%
Media—0.9%
Charter Communications Holdings II LLC/ Charter Communications Holdings II/ Capital Corp. 10.250% 09/15/10	200,000	196,000

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Par	Value
Comcast Cable Holdings LLC 9.875% 06/15/22	$5,000	$6,778
CSC Holdings, Inc. 7.625% 04/01/11	175,000	174,562
EchoStar DBS Corp. 6.625% 10/01/14	180,000	179,100
Jones Intercable, Inc. 7.625% 04/15/08	350,000	352,066
Lamar Media Corp. 7.250% 01/01/13	190,000	190,000
News America, Inc. 6.550% 03/15/33	200,000	199,780
R.H. Donnelley Corp. 8.875% 10/15/17 (f)	180,000	166,500
Time Warner Cable, Inc. 6.550% 05/01/37	250,000	255,174
Univision Communications, Inc. PIK, 9.750% 03/15/15 (f)	185,000	168,581
Viacom, Inc. 6.125% 10/05/17	75,000	74,997
		1,963,538
Telecommunication Services—1.1%
AT&T, Inc. 5.100% 09/15/14	240,000	237,517
BellSouth Corp. 6.000% 10/15/11	2,000	2,071
Citizens Communications Co. 7.875% 01/15/27	230,000	219,075
France Telecom SA 7.750% 03/01/11	1,000	1,075
Intelsat Bermuda Ltd. 9.250% 06/15/16	190,000	190,950
Lucent Technologies, Inc. 6.450% 03/15/29	205,000	169,381
New Cingular Wireless Services, Inc. 8.125% 05/01/12	3,000	3,336
8.750% 03/01/31	153,000	198,285
Qwest Corp. 8.875% 03/15/12	200,000	214,000
Sprint Capital Corp. 6.125% 11/15/08	3,000	3,004
6.875% 11/15/28	200,000	189,673
8.750% 03/15/32	13,000	14,653
Telecom Italia Capital SA 7.200% 07/18/36	175,000	192,949
Telefonica Emisones SAU 5.984% 06/20/11	200,000	205,738
Telefonos de Mexico SAB de CV 4.500% 11/19/08	16,000	15,922
Vodafone Group PLC 5.000% 12/16/13	245,000	240,867
Windstream Corp. 8.625% 08/01/16	200,000	210,000
		2,308,496

	Par	Value
Consumer Cyclical—1.0%
Apparel—0.1%
Levi Strauss & Co.
9.750% 01/15/15	$180,000	$179,550
Auto Manufacturers—0.1%
General Motors Corp. 8.375% 07/15/33	200,000	161,000
Home Builders—0.1%
K. Hovnanian Enterprises, Inc. 6.000% 01/15/10	40,000	25,800
6.375% 12/15/14	20,000	14,000
KB Home 5.875% 01/15/15	90,000	77,625
		117,425
Lodging—0.4%
Harrah's Operating Co., Inc. 5.625% 06/01/15	225,000	164,250
Marriott International, Inc. 5.625% 02/15/13	150,000	149,779
Mashantucket Western Pequot Tribe 8.500% 11/15/15 (f)	135,000	135,675
MGM Mirage 7.500% 06/01/16	190,000	188,100
Pinnacle Entertainment, Inc. 7.500% 06/15/15 (f)	100,000	90,750
Station Casinos, Inc. 6.625% 03/15/18	125,000	85,625
6.875% 03/01/16	5,000	3,650
		817,829
Retail—0.3%
CVS Caremark Corp. 5.750% 06/01/17	185,000	186,191
Home Depot, Inc. 5.875% 12/16/36	160,000	135,024
Macy's Retail Holdings, Inc. 5.900% 12/01/16	205,000	193,068
Target Corp. 3.375% 03/01/08	3,000	2,992
Wal-Mart Stores, Inc. 4.125% 07/01/10	325,000	326,030
		843,305
Consumer Non-Cyclical—1.3%
Beverages—0.2%
Coca-Cola Enterprises, Inc. 5.750% 11/01/08	35,000	35,295
Cott Beverages, Inc. 8.000% 12/15/11	185,000	172,050
Diageo Capital PLC 3.375% 03/20/08	185,000	184,650
		391,995

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Par	Value
Commercial Services—0.3%
Ashtead Capital, Inc. 9.000% 08/15/16 (f)	$180,000	$159,300
Corrections Corp. of America 7.500% 05/01/11	155,000	156,937
Iron Mountain, Inc. 7.750% 01/15/15	190,000	193,325
Service Corp. International 6.750% 04/01/16	5,000	4,813
United Rentals North America, Inc. 7.750% 11/15/13	200,000	174,000
		688,375
Food—0.3%
ConAgra Foods, Inc. 6.750% 09/15/11	180,000	189,271
Kraft Foods, Inc. 6.500% 08/11/17	230,000	237,946
Kroger Co. 6.200% 06/15/12	175,000	182,356
Smithfield Foods, Inc. 7.750% 07/01/17	185,000	178,987
		788,560
Healthcare Services—0.3%
HCA, Inc. 9.250% 11/15/16	60,000	63,000
PIK, 9.625% 11/15/16	140,000	148,050
Tenet Healthcare Corp. 9.875% 07/01/14	200,000	190,500
UnitedHealth Group, Inc. 5.250% 03/15/11	200,000	202,237
		603,787
Household Products/Wares—0.1%
Fortune Brands, Inc. 5.375% 01/15/16	165,000	157,188
Pharmaceuticals—0.1%
Wyeth 5.500% 02/01/14	195,000	198,055
Energy—0.8%
Oil & Gas—0.5%
Canadian Natural Resources Ltd. 5.700% 05/15/17	150,000	149,087
Chesapeake Energy Corp. 6.375% 06/15/15	175,000	169,312
KCS Energy, Inc. 7.125% 04/01/12	170,000	163,625
Nexen, Inc. 5.875% 03/10/35	200,000	188,442
Talisman Energy, Inc. 6.250% 02/01/38	200,000	194,912
Valero Energy Corp. 6.875% 04/15/12	140,000	149,387
		1,014,765

	Par	Value
Pipelines—0.3%
Energy Transfer Partners LP 6.625% 10/15/36	$175,000	$167,728
MarkWest Energy Partners LP 8.500% 07/15/16	200,000	201,000
TEPPCO Partners LP 7.625% 02/15/12	10,000	10,984
TransCanada Pipelines Ltd. 6.350% 05/15/67 (e)	225,000	210,888
Williams Companies, Inc. 8.125% 03/15/12	125,000	136,094
		726,694
Financials—3.3%
Banks—1.0%
Capital One Financial Corp. 5.500% 06/01/15	315,000	290,547
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	300,000	327,895
Marshall & Ilsley Corp. 4.375% 08/01/09	215,000	212,917
National City Bank 4.625% 05/01/13	19,000	17,738
PNC Funding Corp. 5.625% 02/01/17	225,000	218,982
SunTrust Preferred Capital I 5.853% 12/15/11 (e)	200,000	176,500
USB Capital IX 6.189% 04/15/49 (e)	350,000	316,754
Wachovia Corp. 4.875% 02/15/14	350,000	336,091
Wells Fargo & Co. 5.125% 09/01/12	275,000	277,479
		2,174,903
Diversified Financial Services—1.9%
AGFC Capital Trust I 6.000% 01/15/67 (e)(f)	250,000	226,714
American Express Centurion Bank 5.200% 11/26/10	250,000	253,301
CDX North America High Yield 8.750% 12/29/12 (f)	350,000	345,187
CIT Group, Inc. 6.100% 03/15/67 (e)	110,000	79,871
Citicorp Lease Pass-Through Trust 8.040% 12/15/19 (f)	575,000	661,543
Credit Suisse First Boston USA, Inc. 4.875% 08/15/10	200,000	202,534
Ford Motor Credit Co. 7.375% 02/01/11	175,000	156,714
General Electric Capital Corp. 5.000% 01/08/16	85,000	84,637
GMAC LLC 8.000% 11/01/31	185,000	155,192
Goldman Sachs Group, Inc. 6.345% 02/15/34	360,000	325,123

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Par	Value
HSBC Finance Corp. 5.000% 06/30/15	$50,000	$47,686
JPMorgan Chase Capital XVIII 6.950% 08/17/36	350,000	332,448
Lehman Brothers Holdings, Inc. 5.750% 07/18/11	250,000	251,869
LVB Acquisition Merger Sub, Inc. PIK, 10.375% 10/15/17 (f)	180,000	179,550
MassMutual Global Funding II 2.550% 07/15/08 (f)	6,000	5,930
Merrill Lynch & Co., Inc. 6.050% 08/15/12	250,000	254,799
Morgan Stanley 4.750% 04/01/14	40,000	37,474
6.750% 04/15/11	235,000	246,313
Nuveen Investments, Inc. 10.500% 11/15/15 (f)	85,000	84,681
Principal Life Global Funding I 6.250% 02/15/12 (f)	17,000	18,111
SLM Corp. 5.375% 05/15/14	225,000	200,041
		4,149,718
Insurance—0.2%
American International Group, Inc. 2.875% 05/15/08	150,000	148,482
Metlife, Inc. 6.400% 12/15/36	215,000	197,046
Prudential Financial, Inc. 4.500% 07/15/13	2,000	1,916
		347,444
Real Estate—0.0%
ERP Operating LP 5.200% 04/01/13	1,000	968
Real Estate Investment Trusts (REITs)—0.2%
Health Care Property Investors, Inc. 6.450% 06/25/12	159,000	161,835
Simon Property Group LP 5.750% 12/01/15	265,000	257,382
		419,217
Savings & Loans—0.0%
Washington Mutual, Inc. 4.625% 04/01/14	21,000	16,407
Industrials—0.7%
Aerospace & Defense—0.1%
L-3 Communications Corp. 6.375% 10/15/15	175,000	172,375
United Technologies Corp. 5.375% 12/15/17	140,000	141,222
		313,597
Environmental Control—0.1%
Allied Waste North America, Inc. 7.125% 05/15/16	200,000	198,500

	Par	Value
Machinery—0.1%
Caterpillar Financial Services Corp. 4.300% 06/01/10	$225,000	$224,188
Miscellaneous Manufacturing—0.1%
Bombardier, Inc. 6.300% 05/01/14 (f)	185,000	180,837
Packaging & Containers—0.2%
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	185,000	190,550
Owens-Illinois, Inc. 7.500% 05/15/10	155,000	156,937
		347,487
Transportation—0.1%
Burlington Northern Santa Fe Corp. 6.200% 08/15/36	175,000	170,194
Union Pacific Corp. 3.875% 02/15/09	25,000	24,787
		194,981
Technology—0.1%
Semiconductors—0.1%
Freescale Semiconductor, Inc. PIK, 9.125% 12/15/14	195,000	165,750
Utilities—1.0%
Electric—0.8%
AES Corp. 7.750% 03/01/14	175,000	176,313
Commonwealth Edison Co. 5.950% 08/15/16	275,000	278,973
Consolidated Edison Co. of New York 4.700% 06/15/09	7,000	7,032
Energy East Corp. 6.750% 06/15/12	1,000	1,061
Indiana Michigan Power Co. 5.650% 12/01/15	250,000	246,327
Intergen NV 9.000% 06/30/17 (f)	180,000	189,450
NiSource Finance Corp. 5.400% 07/15/14	9,000	8,815
NRG Energy, Inc. 7.250% 02/01/14	20,000	19,500
7.375% 02/01/16	180,000	175,500
NY State Electric & Gas Corp. 5.750% 05/01/23	1,000	909
Pacific Gas & Electric Co. 5.800% 03/01/37	180,000	173,567
Progress Energy, Inc. 7.750% 03/01/31	150,000	177,077
Public Service Electric & Gas Co. 4.000% 11/01/08	5,000	4,957
Southern California Edison Co. 5.000% 01/15/14	300,000	297,167
		1,756,648

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Par	Value
Gas—0.2%
Atmos Energy Corp. 6.350% 06/15/17	$200,000	$203,054
Sempra Energy 4.750% 05/15/09	225,000	224,650
		427,704
Total Corporate Fixed-Income Bonds & Notes (cost of $23,525,315)		22,826,350
GOVERNMENT & AGENCY OBLIGATIONS—5.0%
Foreign Government Obligations—0.4%
Province of Quebec 5.000% 07/17/09	500,000	507,735
United Mexican States 7.500% 04/08/33	273,000	325,552
		833,287
U.S. Government Agencies—2.5%
Federal Home Loan Bank 5.500% 08/13/14	1,225,000	1,320,344
Federal Home Loan Mortgage Corp. 5.500% 08/23/17	710,000	761,811
6.750% 03/15/31	20,000	25,061
Federal National Mortgage Association 5.250% 08/01/12	3,125,000	3,248,403
		5,355,619
U.S. Government Obligations—2.1%
U.S. Treasury Bonds 5.375% 02/15/31	2,738,000	3,084,743
7.250% 05/15/16	665,000	817,743
U.S. Treasury Inflation Indexed Bonds 3.500% 01/15/11	606,197	651,946
		4,554,432
Total Government & Agency Obligations (cost of $10,189,348)		10,743,338
COLLATERALIZED MORTGAGE OBLIGATIONS—3.9%
Agency—1.8%
Federal Home Loan Mortgage Corp. 4.000% 09/15/15	160,000	158,364
4.500% 03/15/21	180,000	179,342
4.500% 08/15/28	597,000	590,737
5.000% 12/15/15	163,199	163,136
6.000% 02/15/28	692,405	703,536
Federal National Mortgage Association 5.000% 07/25/15	1,500,000	1,498,888
5.000% 12/25/15	603,343	603,560
		3,897,563
Non - Agency—2.1%
American Mortgage Trust 8.445% 09/27/22 (e)	8,111	4,934
Bear Stearns Adjustable Rate Mortgage Trust 5.482% 02/25/47(e)	722,173	725,447

	Par	Value
Countrywide Alternative Loan Trust 5.250% 03/25/35	$62,133	$60,409
5.250% 08/25/35	349,828	347,643
5.500% 10/25/35	629,859	618,865
JPMorgan Mortgage Trust 6.045% 10/25/36 (e)	760,645	762,649
Lehman Mortgage Trust 6.500% 01/25/38 (d)	634,015	641,544
Rural Housing Trust 6.330% 04/01/26	530	529
WaMu Mortgage Pass-Through Certificates 5.715% 02/25/37 (e)	1,216,177	1,212,236
Washington Mutual Alternative Mortgage Pass-Through Certificates 5.500% 10/25/35	155,594	155,262
Wells Fargo Alternative Loan Trust 5.500% 02/25/35	61,881	58,784
		4,588,302
Total Collateralized Mortgage Obligations (cost of $8,603,602)		8,485,865
COMMERCIAL MORTGAGE-BACKED SECURITIES—3.1%
Bear Stearns Commercial Mortgage Securities 4.680% 08/13/39 (e)	32,000	31,593
5.449% 12/11/40 (e)	170,000	167,439
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.366% 12/11/49 (e)	310,000	299,115
CS First Boston Mortgage Securities Corp. 4.577% 04/15/37	759,000	751,081
First Union - Chase Commercial Mortgage 6.645% 06/15/31	639,203	648,297
JPMorgan Chase Commercial Mortgage Securities Corp. 4.780% 07/15/42	200,000	188,214
5.447% 06/12/47	358,000	356,594
5.525% 04/15/43 (e)	989,000	980,117
LB-UBS Commercial Mortgage Trust 5.084% 02/15/31	120,000	120,116
6.510% 12/15/26	2,750,000	2,874,791
Merrill Lynch Mortgage Trust 5.244% 11/12/37 (e)	310,000	303,052
Morgan Stanley Capital I 4.970% 12/15/41	73,000	72,931
PNC Mortgage Acceptance Corp. 5.910% 03/12/34	14,490	14,590
Total Commercial Mortgage-Backed Securities (cost of $6,819,237)		6,807,930

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

	Par	Value
ASSET-BACKED SECURITIES—0.5%
Citicorp Residential Mortgage Securities, Inc. 6.080% 06/25/37	$340,000	$318,456
Consumer Funding LLC 5.430% 04/20/15	510,000	520,684
Green Tree Financial Corp. 6.870% 01/15/29	95,648	100,738
Origen Manufactured Housing 3.380% 08/15/17	78,749	78,441
Total Asset-Backed Securities (cost of $1,048,951)		1,018,319
	Shares
PREFERRED STOCK—0.2%
Financials—0.2%
Insurance—0.2%
Unipol Gruppo Finanziario SpA	155,400	489,217
Total Preferred Stock (cost of $537,301)		489,217
	Par
CONVERTIBLE BONDS—0.2%
Consumer Discretionary—0.2%
Automobiles—0.0%
Ford Motor Co. 4.250% 12/15/36	$13,000	12,919
Media—0.2%
Liberty Media Corp. 0.750% 03/30/23	437,000	455,026
Total Convertible Bonds (cost of $494,211)		467,945
	Shares
CONVERTIBLE PREFERRED STOCK—0.1%
Health Care—0.1%
Pharmaceuticals—0.1%
Schering-Plough Corp., 6.000%	900	218,529
Total Convertible Preferred Stock (cost of $238,671)		218,529
INVESTMENT COMPANIES—0.0%
iShares Russell 2000 Growth Index Fund	188	15,694
iShares Russell 2000 Value Index Fund	330	23,259
iShares Russell Microcap Index Fund	300	15,840
Total Investment Companies (cost of $55,815)		54,793

	Shares	Value
SECURITIES LENDING COLLATERAL—10.8%
State Street Navigator Securities Lending Prime Portfolio (g) (7 day yield of 4.817%)	23,205,510	$23,205,510
Total Securities Lending Collateral (cost of $23,205,510)		23,205,510
	Par
SHORT-TERM OBLIGATIONS—3.7%
Repurchase Agreement—3.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by U.S. Government Agency Obligations with various maturities to 10/15/12, market value $7,768,644 (repurchase proceeds $7,603,250)	$7,602,000	7,602,000
U.S. Government Obligations—0.2%
U.S. Treasury Bill 1.000% 03/20/08	300,000	298,130
Total Short-Term Obligations (cost of $7,900,130)		7,900,130
Total Investments—110.4% (cost of $219,472,630)(h)		238,098,625
Other Assets & Liabilities, Net—(10.4)%		(22,565,885)
Net Assets—100.0%		$215,532,740

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2007. The total market value of securities on loan at December 31, 2007 is $22,563,087.

(c)  All or a portion of this security is pledged with a market value of $60,516 as collateral for open written options contracts.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2007.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities, which are not illiquid, amounted to $2,940,704, which represents 1.4% of net assets.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  Cost for federal income tax purposes is $220,393,677.

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

At December 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	61.6
Mortgage-Backed Securities	10.7
Corporate Fixed-Income Bonds & Notes	10.6
Government & Agency Obligations	5.0
Collateralized Mortgage Obligations	3.9
Commercial Mortgage-Backed Securities	3.1
Asset-Backed Securities	0.5
Preferred Stock	0.2
Convertible Bonds	0.2
Convertible Preferred Stock	0.1
Investment Companies	0.0	*
	95.9
Securities Lending Collateral	10.8
Short-term Obligations	3.7
Other Assets & Liabilities, Net	(10.4)
	100.0

* Rounds to less than 0.01%.

For the year ended December 31, 2007, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2006	—	—
Options written	153	$37,374
Options terminated in closing
purchase transactions	(53)	(20,821)
Options exercised	(44)	(8,072)
Options expired	(50)	(6,217)
Options outstanding at December 31, 2007	6	$2,264

At December 31, 2007, the Fund held the following written call options:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Value
Hess Corp.	$105	6	Jan-2008	$1,620
Total written call options (proceeds $2,264)				$1,620

Acronym	Name
ADR	American Depositary Receipt

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Columbia Asset Allocation Fund, Variable Series / December 31,2007

Assets
Investments, at cost	$219,472,630
Investments, at value (including securities on loan of $22,563,087)	$238,098,625
Cash	123,289
Foreign currency (cost of $71,777)	70,423
Receivable for:
Investments sold	524,919
Fund shares sold	783,782
Interest	782,046
Dividends	126,440
Foreign tax reclaims	16,691
Securities lending	11,106
Miscellaneous receivable	297,846
Expense reimbursement due from Investment Advisor	45,104
Trustees' deferred compensation plan	31,811
Total Assets	240,912,082
Liabilities
Collateral on securities loaned	23,205,510
Written options at value (premium of $2,264)	1,620
Payable for:
Investments purchased	1,342,018
Fund shares repurchased	491,605
Investment advisory fee	83,265
Administration fee	27,755
Transfer agent fee	85
Pricing and bookkeeping fees	21,766
Trustees' fees	54,700
Audit fee	41,225
Custody fee	33,940
Distribution fee—Class B	11,676
Chief compliance officer expenses	223
Trustees' deferred compensation plan	31,811
Deferred foreign capital gains tax payable	5,924
Other liabilities	26,219
Total Liabilities	25,379,342
Net Assets	$215,532,740
Net Assets Consist of
Paid-in capital	$171,842,515
Undistributed net investment income	5,434,965
Accumulated net realized gain	19,634,101
Net unrealized appreciation (depreciation) on:
Investments	18,625,995
Foreign currency translations	444
Foreign capital gains tax	(5,924)
Written options	644
Net Assets	$215,532,740
Class A:
Net assets	$162,538,143
Shares outstanding	10,656,436
Net asset value per share	$15.25
Class B:
Net assets	$52,994,597
Shares outstanding	3,491,377
Net asset value per share	$15.18

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia Asset Allocation Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Interest	$5,035,204
Dividends	2,221,695
Securities lending	45,376
Foreign taxes withheld	(52,878)
Total Investment Income	7,249,397
Expenses
Investment advisory fee	1,039,334
Administration fee	346,445
Distribution fee—Class B	142,331
Transfer agent fee	508
Pricing and bookkeeping fees	160,805
Trustees' fees	37,882
Custody fee	210,974
Chief compliance officer expenses	700
Other expenses	140,155
Total Expenses	2,079,134
Fees and expenses waived or reimbursed by Investment Advisor	(195,774)
Fees reimbursed by Distributor—Class B	(56,910)
Custody earnings credit	(5,140)
Net Expenses	1,821,310
Net Investment Income	5,428,087
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Foreign Capital Gains Tax, Futures Contracts and Written Options
Net realized gain (loss) on:
Investments	21,028,743
Foreign currency transactions	12,225
Futures contracts	(140,311)
Written options	4,188
Net realized gain	20,904,845
Net change in unrealized appreciation (depreciation) on:
Investments	(5,791,344)
Foreign currency translations	(512)
Foreign capital gains tax	(5,924)
Futures contracts	(9,322)
Written options	644
Net change in unrealized appreciation (depreciation)	(5,806,458)
Net Gain	15,098,387
Net Increase Resulting from Operations	$20,526,474

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia Asset Allocation Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$5,428,087	$5,641,415
Net realized gain on investments, foreign currency transactions, futures contracts and written options	20,904,845	22,552,510
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, foreign capital gains tax, futures contracts and written options	(5,806,458)	(1,333,824)
Net Increase Resulting from Operations	20,526,474	26,860,101
Distributions to Shareholders
From net investment income:
Class A	(4,742,428)	(4,692,376)
Class B	(1,514,499)	(1,434,855)
From net realized gains:
Class A	(15,829,619)	(10,214,433)
Class B	(5,325,754)	(3,301,090)
Total Distributions to Shareholders	(27,412,300)	(19,642,754)
Share Transactions
Class A:
Subscriptions	3,352,004	2,535,157
Proceeds received in connection with merger	—	20,367,574
Distributions reinvested	20,572,047	14,906,809
Redemptions	(39,986,599)	(47,476,648)
Net Decrease	(16,062,548)	(9,667,108)
Class B:
Subscriptions	2,453,351	2,319,972
Distributions reinvested	6,840,253	4,735,945
Redemptions	(14,693,873)	(12,547,833)
Net Decrease	(5,400,269)	(5,491,916)
Net Decrease from Share Transactions	(21,462,817)	(15,159,024)
Total Decrease in Net Assets	(28,348,643)	(7,941,677)
Net Assets
Beginning of period	243,881,383	251,823,060
End of period	$215,532,740	$243,881,383
Undistributed net investment income at end of period	$5,434,965	$5,884,617
Changes in Shares
Class A:
Subscriptions	211,358	161,160
Issued in connection with merger	—	1,253,174
Distributions reinvested	1,358,788	1,007,898
Redemptions	(2,518,770)	(3,020,483)
Net Decrease	(948,624)	(598,251)
Class B:
Subscriptions	155,493	147,886
Distributions reinvested	453,598	321,299
Redemptions	(943,810)	(803,376)
Net Decrease	(334,719)	(334,191)

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia Asset Allocation Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006(a)	2005		2004	2003
Net Asset Value, Beginning of Period	$15.75	$15.34	$14.77		$13.75	$11.82
Income from Investment Operations:
Net investment income (b)	0.35	0.33	0.31		0.29	0.28
Net realized and unrealized gain on investments, foreign currency, foreign capital gains tax, futures contracts and written options	1.07	1.36	0.61		1.03	2.02
Total from Investment Operations	1.42	1.69	0.92		1.32	2.30
Less Distributions to Shareholders:
From net investment income	(0.44)	(0.39)	(0.35)		(0.30)	(0.37)
From net realized gains	(1.55)	(0.89)	—		—	—
Total Distributions to Shareholders	(1.99)	(1.28)	(0.35)		(0.30)	(0.37)
Net Asset Value, End of Period	$15.18	$15.75	$15.34		$14.77	$13.75
Total return (c)(d)(e)	9.07%	11.60%	6.40	%(f)	9.80%	20.29%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.90%	0.90%	0.90%		0.90%	0.90%
Waiver/Reimbursement	0.19%	0.14%	0.14%		0.12%	0.10%
Net investment income (g)	2.24%	2.14%	2.13%		2.12%	2.27%
Portfolio turnover rate	100%	104%	92%		60%	103%
Net assets end of period (000's)	$52,995	$60,276	$63,836		$68,167	$64,902

(a)  On May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Total return includes a voluntary reimbursement by the invesment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

Notes to Financial Statements

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Asset Allocation Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust") is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks high total investment return.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts—The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund/Trust or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund/Trust will not incur any registration costs upon such resale.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities—The Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Income Recognition—Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

securities, Passive Foreign Investment Company (PFIC) adjustments, and pay-down reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$379,188	$(379,186)	$(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$10,674,058	$6,880,277
Long-Term Capital Gains	16,738,242	12,762,477

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$11,888,976	$14,130,622	$17,704,948

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of wash sales and discount accretion/premium on debt securities.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$24,489,389
Unrealized depreciation	(6,784,441)
Net unrealized appreciation	$17,704,948

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 ("FIN 48") effective December 31, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:
Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.45%
$1 billion to $1.5 billion	0.40%
Over $1.5 billion	0.35%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.45% of the Fund's average daily net assets.

Sub-Advisory Fee—Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia to serve as the investment sub-advisor and to manage the portion of the Fund's assets allocated to foreign securities. As the sub-advisor, Nordea is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays Nordea a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund's average daily net assets managed by Nordea.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement,

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.75% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.90% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $220,332,582 and $257,854,388,

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

respectively, of which $37,179,517 and $37,688,761, respectively, were U.S. Government securities.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had five shareholders that held 89.5% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Asset-Backed Securities—Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

High-Yield Securities—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2007

motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 10. Business Combinations and Mergers

On May 1, 2006, Nations Asset Allocation Portfolio, a series of Nations Separate Account Trust, merged into Liberty Asset Allocation Fund, Variable Series. Liberty Asset Allocation Fund, Variable Series was then rebranded Columbia Asset Allocation Fund, Variable Series. Liberty Asset Allocation Fund, Variable Series received a tax-free transfer of assets from Nations Asset Allocation Portfolio as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
1,253,174	$20,367,574	$1,950,515
Net Assets of Liberty Asset Allocation Fund, Variable Series Prior to Combination	Net Assets of Nations Asset Allocation Portfolio Immediately Prior to Combination	Net Assets of Liberty Asset Allocation Fund, Variable Series Immediately After Combination
$250,650,523	$20,367,574	$271,018,097

  1   Unrealized appreciation is included in the Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class B Shareholders of Columbia Asset Allocation Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

Federal Income Tax Information (Unaudited)

Columbia Asset Allocation Fund, Variable Series

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $14,150,618.

33.86% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

Fund Governance

Columbia Asset Allocation Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Board Consideration and Approval of Investment Advisory Agreements

Columbia Asset Allocation Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Asset Allocation Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three- and five-year periods, and in the fourth quintile of the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Asset Allocation Fund, Variable Series' total expenses were in the third quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

Important Information About This Report

A description of the policies and procedures that Columbia Asset Allocation Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138958-1207 (02/08) 08-51242

Columbia Federal Securities Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class A

2007 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Columbia Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

Jonathan P. Carlson has managed the fund since June 2007.

For the 12-month period that ended December 31, 2007, Columbia Federal Securities Fund, Variable Series underperformed the return of its benchmark, the Citigroup Government/Mortgage Bond Index1 and the average return of its peer group, the Lipper General U.S. Government Variable Underlying Funds Classification2. Although the fund delivered a solid return, it gave up some relative performance because it had more exposure to mortgage securities and longer duration than its competitive benchmark. Duration is a measure of interest rate sensitivity. We tend to lengthen duration when we expect interest rates to fall. If we are correct, our decision has the potential to increase returns. If, however, rates move upwards and prices fall, as they did during the first half of 2007, a longer duration hampers performance.

Changing expectations

With the federal funds rate relatively high, inflation under control, and the U.S. economy growing at a reasonable pace, the fund began 2007 positioned with the expectation that interest rates would decline and with significant exposure to mortgage securities. Generally speaking, mortgages have greater return potential than other segments of the federal securities market, and the fund's heavy weight in mortgages served the fund well as the U.S. economy expanded. However, in the second quarter a crisis in the subprime mortgage market rocked the fixed income world. Although it seemed like an isolated problem—and the fund had very little exposure to companies involved either directly or indirectly with subprime debt—by the third quarter concerns spilled over to the entire financial sector. In this environment, we sold some of the fund's riskier assets, including SunTrust, which had direct exposure to the subprime market, and marked another, Nomura Asset Acceptance (0.3% of net assets), to an acceptable level in the portfolio. We used proceeds from these transactions to add to the fund's position in Treasuries, which aided performance in the final quarter of the year.

We generally maintained the fund's longer duration, even though it was a drag on performance in the first half of the year. By July, with the Federal Reserve Board (the Fed) poised to lower short-term interest rates, the benchmark 10-year Treasury rate began to decline and in the final quarter of the year, the fund's longer duration aided performance.

Looking ahead

We have positioned the fund for an environment of continued slow economic growth and for a yield curve that is increasingly steep. (To create the yield curve, plot the yields of Treasury securities on a chart, from short-term to long-term, and connect the dots. When there is a sharp difference between 2-year yields and 10-year yields, the curve is "steep.") Because we believe that continued short-term rate cuts by the Fed are likely to be viewed as inflationary, we plan to take advantage of the opportunity we perceive at the short-end of the curve and to sell longer-term securities in anticipation of potentially higher long-term rates. The fund ended the year with less exposure to the mortgage market than its peers and benchmark. However, we have begun to add mortgages back to the fund—slowly and conservatively. Our move back into the mortgage market is likely to take us some time in light of the difficult environment of the past year.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup U.S. Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and Government sponsored indices within the U.S. Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30 and 15-year Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and / or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of those additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class A (01/01/89)	6.19	3.85	5.44
Citigroup Government/ Mortgage Bond Index	7.87	4.33	5.94

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class A	10.48	10.47

Growth of a $10,000 investment, 01/01/98 — 12/31/07 ($)

Annual operating expense ratio (%)*
Class A	0.66

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup U.S. Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and Government sponsored indices within the U.S. Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30 and 15-year Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Association ("FHLMC") pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Federal Securities Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,058.78	1,021.76	3.55	3.48	0.68

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Federal Securities Fund, Variable Series / December 31, 2007

	Par	Value
GOVERNMENT & AGENCY OBLIGATIONS—50.5%
Foreign Government Obligations—0.1%
Inter-American Development Bank 8.875% 06/01/09	$125,000	$133,543
Province of Manitoba 5.500% 10/01/08	50,000	50,710
		184,253
U.S. Government Agencies—15.8%
AID-Israel 5.500% 04/26/24	2,000,000	2,156,022
Federal Home Loan Bank 4.625% 02/18/11	16,000,000	16,461,856
5.375% 07/17/09	2,000,000	2,052,296
Federal Home Loan Mortgage Corp. 5.875% 03/21/11	180,000	192,046
6.250% 07/15/32	100,000	119,148
6.750% 03/15/31	265,000	332,057
		21,313,425
U.S. Government Obligations—34.6%
U.S. Treasury Bonds 4.750% 08/15/17 (a)	5,250,000	5,544,903
5.250% 11/15/28 (a)	2,200,000	2,420,515
5.500% 08/15/28 (a)	4,610,000	5,220,106
6.875% 08/15/25 (a)(b)	2,112,000	2,715,569
7.125% 02/15/23 (a)	1,633,000	2,107,336
U.S. Treasury Notes 5.000% 02/15/11 (a)	5,280,000	5,575,764
5.750% 08/15/10 (a)	18,084,000	19,296,189
6.000% 08/15/09	3,510,000	3,670,418
		46,550,800
Total Government & Agency Obligations (cost of $66,713,865)		68,048,478
MORTGAGE-BACKED SECURITIES—36.3%
Federal Home Loan Mortgage Corp.
5.500% 08/01/17	60,034	60,880
5.500% 12/01/17	26,299	26,670
5.500% 05/01/37	17,623,158	17,588,995
6.000% 04/01/32	22,859	23,304
7.000% 06/01/16	11,752	12,264
7.000% 01/01/26	36,504	38,380
7.500% 02/01/23	26,001	27,790
7.500% 05/01/24	8,177	8,752
10.500% 02/01/19	5,438	6,404
10.750% 11/01/09	3,573	3,645
11.250% 10/01/09	602	635
11.250% 07/01/13	2,582	2,725
12.000% 07/01/13	2,308	2,633
12.000% 07/01/20	32,973	36,071
Federal National Mortgage Association
5.764% 09/01/37 (c)	4,479,287	4,556,976
6.000% 08/01/22	30,541	31,195
6.000% 12/01/23	138,730	141,784
6.000% 02/01/24	79,464	81,396

	Par	Value
6.000% 03/01/24	$17,154	$17,571
6.000% 10/01/36	6,923,820	7,032,480
6.000% 11/01/37	6,451,430	6,551,806
6.500% 03/01/09	605	613
6.500% 11/01/23	13,644	14,175
6.500% 01/01/24	26,380	27,406
6.500% 08/01/25	40,145	41,707
6.500% 12/01/25	8,608	8,943
6.500% 01/01/26	23,157	24,059
6.500% 10/01/28	1,035,209	1,072,989
6.500% 08/01/31	5,496	5,683
6.500% 11/01/37	7,958,044	8,180,357
7.000% 07/01/11	53,439	55,303
7.000% 03/01/15	10,061	10,478
7.000% 03/01/29	105,679	111,450
7.500% 11/01/29	69,549	74,347
8.500% 05/01/30	190,322	204,781
9.000% 05/01/12	3,476	3,629
9.000% 05/01/20	6,694	7,106
10.000% 03/01/16	10,606	11,175
12.250% 09/01/12	11,982	13,314
Government National Mortgage Association
5.625% 07/20/22 (c)	21,396	21,511
5.625% 07/20/25 (c)	35,000	35,193
6.000% 03/15/29	654,865	672,652
6.000% 04/15/29	155,565	159,790
6.000% 05/15/29	133,655	137,285
6.000% 06/15/29	215,068	220,909
6.000% 08/15/29	80,255	82,434
6.500% 10/15/13	19,441	20,145
6.500% 07/15/24	52,704	54,746
6.500% 03/15/28	859,695	892,283
7.000% 09/15/29	25,506	27,062
7.500% 10/15/27	8,888	9,491
7.500% 09/15/29	9,553	10,195
8.000% 04/15/08	763	765
8.000% 07/15/08	1,529	1,548
8.500% 04/15/30	452	491
9.000% 06/15/16	11,525	12,406
9.000% 11/15/16	2,459	2,647
9.000% 01/15/17	1,917	2,068
9.000% 03/15/17	9,242	9,972
9.000% 01/15/20	5,270	5,705
9.500% 06/15/09	821	848
9.500% 07/15/09	818	845
9.500% 08/15/09	1,004	1,037
9.500% 09/15/09	6,813	7,038
9.500% 10/15/09	14,131	14,597
9.500% 11/15/09	3,791	3,916
9.500% 12/15/09	1,219	1,259
9.500% 11/15/10	1,548	1,623
9.500% 08/15/17	239,388	259,691
9.500% 08/15/22	2,417	2,660
10.000% 11/15/09	7,506	7,852
10.000% 06/15/10	65	69
10.000% 10/15/10	3,847	4,108

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

	Par	Value
10.000% 11/15/19	$7,615	$8,821
11.500% 04/15/13	25,058	28,680
11.500% 05/15/13	13,679	15,656
Total Mortgage-Backed Securities (cost of $47,031,424)		48,857,869
ASSET-BACKED SECURITIES—6.2%
Chase Funding Mortgage Loan 5.638% 11/25/31	918,551	777,715
6.448% 09/25/30	771,826	590,852
6.975% 02/25/32	1,112,438	1,047,694
Citicorp Residential Mortgage Securities, Inc. 5.892% 03/25/37	550,000	507,256
Harley-Davidson Motorcycle Trust 5.540% 04/15/15	300,000	296,568
JPMorgan Mortgage Acquisition Corp. 5.784% 01/25/37	1,060,000	981,786
MBNA Credit Card Master Note Trust 4.450% 08/15/16 (d)	1,000,000	945,532
Mid-State Trust 7.340% 07/01/35	708,481	757,960
Residential Asset Mortgage Products, Inc. 4.120% 06/25/33	299,476	265,515
5.600% 12/25/33	631,784	574,890
Small Business Administration 5.360% 11/01/26	950,229	963,334
Wachovia Auto Loan Owner Trust 5.650% 02/20/13	700,000	681,354
Total Asset-Backed Securities (cost of $9,057,733)		8,390,456
COMMERCIAL MORTGAGE-BACKED SECURITIES—3.1%
Asset Securitization Corp. 6.750% 02/14/43	158,782	158,976
JPMorgan Commercial Mortgage Finance Corp. 7.400% 07/15/31	1,626,846	1,662,420
LB Commercial Conduit Mortgage Trust 6.590% 02/18/30	675,771	674,123
6.210% 10/15/35	1,612,862	1,619,092
Structured Asset Securities Corp., I.O. 2.161% 02/25/28 (c)	857,024	8,591
Total Commercial Mortgage-Backed Securities (cost of $4,117,061)		4,123,202
COLLATERALIZED MORTGAGE OBLIGATIONS—2.9%
Agency—1.2%
Federal Home Loan Mortgage Corp. 6.000% 05/15/29	1,555,000	1,590,968

	Par	Value
Federal National Mortgage Association 9.250% 03/25/18	$33,421	$36,473
		1,627,441
Non-Agency—1.7%
American Mortgage Trust 8.445% 09/27/22	3,064	1,864
Citicorp Mortgage Securities, Inc. 10.000% 08/25/17	4,636	4,624
Citigroup Mortgage Loan Trust, Inc. 5.795% 11/25/36 (c)	819,405	814,857
Comfed Savings Bank 9.764% 01/25/18 (c)(e)	11,791	589
First Horizon Asset Securities, Inc. 5.373% 11/25/33 (c)	840,782	669,977
GSMPS Mortgage Loan Trust 7.750% 09/19/27 (f)	424,230	457,597
Nomura Asset Acceptance Corp. 6.664% 05/25/36 (e)(g)	780,000	390,000
Rural Housing Trust 6.330% 04/01/26	2,648	2,646
		2,342,154
Total Collateralized Mortgage Obligations (cost of $4,410,245)		3,969,595
CORPORATE FIXED-INCOME BONDS & NOTES—0.7%
Financials—0.6%
Banks—0.3%
Bank of America Corp. 4.875% 01/15/13 (a)(d)	175,000	173,353
Sovereign Bank 5.125% 03/15/13	100,000	95,494
U.S. Bancorp 3.125% 03/15/08	150,000	149,359
		418,206
Diversified Financial Services—0.3%
General Electric Capital Corp. 6.750% 03/15/32 (a)	100,000	113,538
Goldman Sachs Group, Inc. 4.125% 01/15/08	50,000	49,982
Household Finance Corp. 4.625% 01/15/08 (a)	50,000	49,992
JPMorgan Chase & Co. 7.875% 06/15/10	125,000	134,450
		347,962
		766,168
Utilities—0.1%
Electric—0.1%
Hydro Quebec 8.500% 12/01/29	75,000	106,605
Total Corporate Fixed-Income Bonds & Notes (cost of $844,577)		872,773

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

	Shares	Value
SECURITIES LENDING COLLATERAL—17.3%
State Street Navigator Securities Lending Prime Portfolio (h) (7 day yield of 4.817%)	23,340,066	$23,340,066
Total Securities Lending Collateral (cost of $23,340,066)		23,340,066
	Par
SHORT-TERM OBLIGATION—0.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by a U.S. Government Agency Obligation maturing 10/15/12, market value $368,100 (repurchase proceeds $359,059)	$359,000	359,000
Total Short-Term Obligation (cost of $359,000)		359,000
Total Investments—117.3% (cost of $155,873,971)(i)		157,961,439
Other Assets & Liabilities, Net (17.3)%		(23,248,183)
Net Assets—100.0%		$134,713,256

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at December 31, 2007. The total market value of securities on loan at December 31, 2007 is $23,002,551.

(b)  A portion of this security with a market value of $270,014 is pledged as collateral for open futures contracts.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2007.

(d)  Investments in affiliates during the year ended December 31, 2007:

Security name: Bank of America Corp., 4.875% 01/15/13

Par as of 12/31/06:	$175,000
Par purchased:	—
Par sold:	—
Par as of 12/31/07:	175,000
Interest income earned:	8,531
Value at end of period:	173,353

Security name: MBNA Credit Card Master Note Trust, 4.450% 08/15/16

Par as of 12/31/06:	1,000,000
Par purchased:	—
Par sold:	—
Par as of 12/31/07:	1,000,000
Interest income earned:	44,500
Value at end of period:	945,532

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of this security, which is not illiquid, represents 0.3% of net assets.

(g)  Illiquid security.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  Cost for federal income tax purposes is $157,239,267.

At December 31, 2007, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond	8	$931,000	$943,724	Mar-2008	$12,724
2-Year Treasuries	11	2,312,750	2,316,496	Mar-2008	3,746
5-Year U.S. Treasury Notes	50	5,514,063	5,504,525	Mar-2008	(9,538)
					$6,932

At December 31, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Notes	123	$13,947,047	$13,964,681	Mar-2008	$(17,634)
5-Year U.S. Treasury Notes	151	16,652,469	16,714,303	Mar-2008	(61,834)
					$(79,468)

At December 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government & Agency Obligations	50.5
Mortgage-Backed Securities	36.3
Asset-Backed Securities	6.2
Commercial Mortgage-Backed Securities	3.1
Collateralized Mortgage Obligations	2.9
Corporate Fixed-Income Bonds & Notes	0.7
99.7
Securities Lending Collateral	17.3
Short-Term Obligation	0.3
Other Assets & Liabilities, Net	(17.3)
100.0

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Assets
Unaffiliated investments, at cost (including repurchase agreement)	$154,702,951
Affiliated investments, at cost	1,171,020
Total investments, at cost	$155,873,971
Unaffiliated investments, at value (including securities on loan of $23,002,551)	$156,842,554
Affiliated investments, at value	1,118,885
Total investments, at value	157,961,439
Receivable for:
Investments sold	25,074,568
Interest	1,582,241
Securities lending income	22,435
Dollar roll income	301
Futures variation margin	83,781
Expense reimbursement due from Distributor	1,344
Trustees' deferred compensation plan	23,859
Total Assets	184,749,968
Liabilities
Payable to custodian bank	120,056
Collateral on securities loaned	23,340,066
Payable for:
Investments purchased	25,050,307
Fund shares repurchased	1,360,603
Investment advisory fee	43,776
Administration fee	17,239
Transfer agent fee	24
Pricing and bookkeeping fees	9,691
Trustees' fees	161
Audit fee	39,708
Custody fee	3,015
Distribution fees—Class B	17,364
Chief compliance officer expenses	248
Trustees' deferred compensation plan	23,859
Other liabilities	10,595
Total Liabilities	50,036,712
Net Assets	$134,713,256
Net Assets Consist of
Paid-in capital	$132,460,843
Undistributed net investment income	5,565,881
Accumulated net realized loss	(5,328,400)
Net unrealized appreciation (depreciation) on:
Investments	2,087,468
Futures contracts	(72,536)
Net Assets	$134,713,256
Class A:
Net assets	$56,942,253
Shares outstanding	5,437,341
Net asset value per share	$10.47
Class B:
Net assets	$77,771,003
Shares outstanding	7,483,321
Net asset value per share	$10.39

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Federal Securities Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Interest	$7,287,052
Interest from affiliates	53,031
Dollar roll fee income	149,570
Securities lending	102,620
Total Investment Income	7,592,273
Expenses
Investment advisory fee	538,837
Administration fee	212,699
Distribution fee—Class B	202,513
Transfer agent fee	307
Pricing and bookkeeping fees	86,113
Trustees' fees	19,333
Custody fee	16,163
Chief compliance officer expenses	700
Other expenses	95,655
Total Expenses	1,172,320
Fees reimbursed by Distributor—Class B	(27,001)
Custody earnings credit	(788)
Net Expenses	1,144,531
Net Investment Income	6,447,742
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Investments	61,112
Futures contracts	1,306,402
Net realized gain	1,367,514
Net change in unrealized appreciation (depreciation) on:
Investments	705,575
Futures contracts	(311,891)
Net change in unrealized appreciation (depreciation)	393,684
Net Gain	1,761,198
Net Increase Resulting from Operations	$8,208,940

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Federal Securities Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$6,447,742	$7,335,739
Net realized gain (loss) on investments and futures contracts	1,367,514	(483,241)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	393,684	(1,542,770)
Net Increase Resulting from Operations	8,208,940	5,309,728
Distributions to Shareholders
From net investment income
Class A	(3,516,687)	(3,898,193)
Class B	(4,578,976)	(4,725,402)
Total Distributions to Shareholders	(8,095,663)	(8,623,595)
Share Transactions
Class A:
Subscriptions	1,275,275	648,688
Distributions reinvested	3,516,687	3,898,193
Redemptions	(13,540,029)	(19,461,552)
Net Decrease	(8,748,067)	(14,914,671)
Class B:
Subscriptions	5,429,044	3,283,419
Distributions reinvested	4,578,976	4,725,402
Redemptions	(15,935,517)	(15,445,503)
Net Decrease	(5,927,497)	(7,436,682)
Net Decrease from Share Transactions	(14,675,564)	(22,351,353)
Total Decrease in Net Assets	(14,562,287)	(25,665,220)
Net Assets
Beginning of period	149,275,543	174,940,763
End of period	$134,713,256	$149,275,543
Undistributed net investment income at end of period	$5,565,881	$6,572,427
Changes in Shares
Class A:
Subscriptions	122,161	61,552
Distributions reinvested	354,862	378,833
Redemptions	(1,303,602)	(1,835,186)
Net Decrease	(826,579)	(1,394,801)
Class B:
Subscriptions	525,805	311,515
Distributions reinvested	465,344	462,368
Redemptions	(1,544,504)	(1,469,225)
Net Decrease	(553,355)	(695,342)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Federal Securities Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006 (a)	2005		2004	2003
Net Asset Value, Beginning of Period	$10.48	$10.71	$11.09		$11.20	$11.37
Income from Investment Operations:
Net investment income (b)	0.48	0.50	0.43		0.47	0.48
Net realized and unrealized gain (loss) on investments and futures contracts	0.13	(0.11)	(0.16)		(0.01)	(0.18)
Total from Investment Operations	0.61	0.39	0.27		0.46	0.30
Less Distributions to Shareholders:
From net investment income	(0.62)	(0.62)	(0.61)		(0.56)	(0.47)
From net realized gains	—	—	(0.04)		(0.01)	—
Total Distributions to Shareholders	(0.62)	(0.62)	(0.65)		(0.57)	(0.47)
Net Asset Value, End of Period	$10.47	$10.48	$10.71		$11.09	$11.20
Total return (c)(d)	6.19%	3.72%	2.58	%(e)	4.15%	2.64%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.68%	0.66%	0.63%		0.65%	0.66%
Waiver/Reimbursement	—	—	—	%(g)	—	—
Net investment income (f)	4.63%	4.71%	4.00%		4.27%	4.23%
Portfolio turnover rate (h)	199%	89%	127%		14%	47%
Net assets end of period (000's)	$56,942	$65,660	$82,056		$99,943	$122,392

(a)  On May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/ or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Federal Securities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Futures Contracts—The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to

11

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Interest Only Securities—The Fund may invest in Interest Only Securities ("IOs"). IOs are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Income Recognition—Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

12

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and pay-down reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$641,375	$(641,375)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary income*	$8,095,663	$8,623,595

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation*
$6,951,911	$722,172

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$2,586,422
Unrealized depreciation	(1,864,250)
Net unrealized appreciation	$722,172

The following capital loss carryforwards, determined as of December 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2013	$2,326,234
2014	2,884,088
$5,210,322

Capital loss carryforwards of $715,360 were utilized or expired during the year ended December 31, 2007

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2007, post-October capital losses of $11,253 attributed to security transactions were deferred to January 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution

13

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.38%
$500 million to $1 billion	0.33%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.27%
$3 billion to $6 billion	0.26%
Over $6 billion	0.25%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.38% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

14

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Distribution Fees — Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, will not exceed 0.70% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.20% to the extent the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.90% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $224,167,991 and $269,984,324, respectively, of which $218,513,108 and $274,369,577, respectively, were U.S. Government securities.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had three shareholders that held 89.6% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there

15

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the

16

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

18

Fund Governance

Columbia Federal Securities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP since July 1999 to June 2000; Partner, KPMG, LLP since March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. since 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (healthcare management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

19

Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American since 1984 to 1986 and Vice President since 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

20

Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's

22

performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Federal Securities Fund, VS's performance was in the first quintile (where the best performance would be in the first quintile) for the one- and three-year periods, and in the second quintile for the five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Federal Securities Fund, VS's total expenses were in the fourth quintile and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the

23

funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

26

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance

27

periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

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Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Federal Securities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138959-1207 (02/08) 08-49866

Columbia Federal Securities Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class B

2007 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Columbia Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

Jonathan P. Carlson has managed the fund since June 2007.

For the 12-month period that ended December 31, 2007, Columbia Federal Securities Fund, Variable Series underperformed the return of its benchmark, the Citigroup Government/Mortgage Bond Index1 and the average return of its peer group, the Lipper General U.S. Government Variable Underlying Funds Classification2. Although the fund delivered a solid return, it gave up some relative performance because it had more exposure to mortgage securities and longer duration than its competitive benchmark. Duration is a measure of interest rate sensitivity. We tend to lengthen duration when we expect interest rates to fall. If we are correct, our decision has the potential to increase returns. If, however, rates move upwards and prices fall, as they did during the first half of 2007, a longer duration hampers performance.

Changing expectations

With the federal funds rate relatively high, inflation under control, and the U.S. economy growing at a reasonable pace, the fund began 2007 positioned with the expectation that interest rates would decline and with significant exposure to mortgage securities. Generally speaking, mortgages have greater return potential than other segments of the federal securities market, and the fund's heavy weight in mortgages served the fund well as the U.S. economy expanded. However, in the second quarter a crisis in the subprime mortgage market rocked the fixed income world. Although it seemed like an isolated problem—and the fund had very little exposure to companies involved either directly or indirectly with subprime debt—by the third quarter concerns spilled over to the entire financial sector. In this environment, we sold some of the fund's riskier assets, including SunTrust, which had direct exposure to the subprime market, and marked another, Nomura Asset Acceptance (0.3% of net assets), to an acceptable level in the portfolio. We used proceeds from these transactions to add to the fund's position in Treasuries, which aided performance in the final quarter of the year.

We generally maintained the fund's longer duration, even though it was a drag on performance in the first half of the year. By July, with the Federal Reserve Board (the Fed) poised to lower short-term interest rates, the benchmark 10-year Treasury rate began to decline and in the final quarter of the year, the fund's longer duration aided performance.

Looking ahead

We have positioned the fund for an environment of continued slow economic growth and for a yield curve that is increasingly steep. (To create the yield curve, plot the yields of Treasury securities on a chart, from short-term to long-term, and connect the dots. When there is a sharp difference between 2-year yields and 10-year yields, the curve is "steep.") Because we believe that continued short-term rate cuts by the Fed are likely to be viewed as inflationary, we plan to take advantage of the opportunity we perceive at the short-end of the curve and to sell longer-term securities in anticipation of potentially higher long-term rates. The fund ended the year with less exposure to the mortgage market than its peers and benchmark. However, we have begun to add mortgages back to the fund—slowly and conservatively. Our move back into the mortgage market is likely to take us some time in light of the difficult environment of the past year.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup U.S. Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and Government sponsored indices within the U.S. Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30 and 15-year Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of those additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class B (06/01/00)	5.97	3.60	5.22
Citigroup Government/ Mortgage Bond Index	7.87	4.33	5.94

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class B	10.40	10.39

Growth of a $10,000 investment, 01/01/981 – 12/31/07

Annual operating expense ratio (%)*
Class B	0.91

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup U.S. Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and Government sponsored indices within the U.S. Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30 and 15-year Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Association ("FHLMC") pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the newer class of shares would be lower.

1  Inception date of Class A shares (oldest existing share class) is January 1, 1989.

2

Understanding Your Expenses

Columbia Federal Securities Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,057.72	1,020.67	4.67	4.59	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Federal Securities Fund, Variable Series / December 31, 2007

	Par	Value
GOVERNMENT & AGENCY OBLIGATIONS—50.5%
Foreign Government Obligations—0.1%
Inter-American Development Bank
8.875% 06/01/09	$125,000	$133,543
Province of Manitoba
5.500% 10/01/08	50,000	50,710
		184,253
U.S. Government Agencies—15.8%
AID-Israel
5.500% 04/26/24	2,000,000	2,156,022
Federal Home Loan Bank
4.625% 02/18/11	16,000,000	16,461,856
5.375% 07/17/09	2,000,000	2,052,296
Federal Home Loan Mortgage Corp.
5.875% 03/21/11	180,000	192,046
6.250% 07/15/32	100,000	119,148
6.750% 03/15/31	265,000	332,057
		21,313,425
U.S. Government Obligations—34.6%
U.S. Treasury Bonds
4.750% 08/15/17 (a)	5,250,000	5,544,903
5.250% 11/15/28 (a)	2,200,000	2,420,515
5.500% 08/15/28 (a)	4,610,000	5,220,106
6.875% 08/15/25 (a)(b)	2,112,000	2,715,569
7.125% 02/15/23 (a)	1,633,000	2,107,336
U.S. Treasury Notes
5.000% 02/15/11 (a)	5,280,000	5,575,764
5.750% 08/15/10 (a)	18,084,000	19,296,189
6.000% 08/15/09	3,510,000	3,670,418
		46,550,800
Total Government & Agency Obligations (cost of $66,713,865)		68,048,478
MORTGAGE-BACKED SECURITIES—36.3%
Federal Home Loan Mortgage Corp.
5.500% 08/01/17	60,034	60,880
5.500% 12/01/17	26,299	26,670
5.500% 05/01/37	17,623,158	17,588,995
6.000% 04/01/32	22,859	23,304
7.000% 06/01/16	11,752	12,264
7.000% 01/01/26	36,504	38,380
7.500% 02/01/23	26,001	27,790
7.500% 05/01/24	8,177	8,752
10.500% 02/01/19	5,438	6,404
10.750% 11/01/09	3,573	3,645
11.250% 10/01/09	602	635
11.250% 07/01/13	2,582	2,725
12.000% 07/01/13	2,308	2,633
12.000% 07/01/20	32,973	36,071
Federal National Mortgage Association
5.764% 09/01/37 (c)	4,479,287	4,556,976
6.000% 08/01/22	30,541	31,195
6.000% 12/01/23	138,730	141,784
6.000% 02/01/24	79,464	81,396

	Par	Value
6.000% 03/01/24	$17,154	$17,571
6.000% 10/01/36	6,923,820	7,032,480
6.000% 11/01/37	6,451,430	6,551,806
6.500% 03/01/09	605	613
6.500% 11/01/23	13,644	14,175
6.500% 01/01/24	26,380	27,406
6.500% 08/01/25	40,145	41,707
6.500% 12/01/25	8,608	8,943
6.500% 01/01/26	23,157	24,059
6.500% 10/01/28	1,035,209	1,072,989
6.500% 08/01/31	5,496	5,683
6.500% 11/01/37	7,958,044	8,180,357
7.000% 07/01/11	53,439	55,303
7.000% 03/01/15	10,061	10,478
7.000% 03/01/29	105,679	111,450
7.500% 11/01/29	69,549	74,347
8.500% 05/01/30	190,322	204,781
9.000% 05/01/12	3,476	3,629
9.000% 05/01/20	6,694	7,106
10.000% 03/01/16	10,606	11,175
12.250% 09/01/12	11,982	13,314
Government National Mortgage Association
5.625% 07/20/22 (c)	21,396	21,511
5.625% 07/20/25 (c)	35,000	35,193
6.000% 03/15/29	654,865	672,652
6.000% 04/15/29	155,565	159,790
6.000% 05/15/29	133,655	137,285
6.000% 06/15/29	215,068	220,909
6.000% 08/15/29	80,255	82,434
6.500% 10/15/13	19,441	20,145
6.500% 07/15/24	52,704	54,746
6.500% 03/15/28	859,695	892,283
7.000% 09/15/29	25,506	27,062
7.500% 10/15/27	8,888	9,491
7.500% 09/15/29	9,553	10,195
8.000% 04/15/08	763	765
8.000% 07/15/08	1,529	1,548
8.500% 04/15/30	452	491
9.000% 06/15/16	11,525	12,406
9.000% 11/15/16	2,459	2,647
9.000% 01/15/17	1,917	2,068
9.000% 03/15/17	9,242	9,972
9.000% 01/15/20	5,270	5,705
9.500% 06/15/09	821	848
9.500% 07/15/09	818	845
9.500% 08/15/09	1,004	1,037
9.500% 09/15/09	6,813	7,038
9.500% 10/15/09	14,131	14,597
9.500% 11/15/09	3,791	3,916
9.500% 12/15/09	1,219	1,259
9.500% 11/15/10	1,548	1,623
9.500% 08/15/17	239,388	259,691
9.500% 08/15/22	2,417	2,660
10.000% 11/15/09	7,506	7,852
10.000% 06/15/10	65	69
10.000% 10/15/10	3,847	4,108

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

	Par	Value
10.000% 11/15/19	$7,615	$8,821
11.500% 04/15/13	25,058	28,680
11.500% 05/15/13	13,679	15,656
Total Mortgage-Backed Securities (cost of $47,031,424)		48,857,869
ASSET-BACKED SECURITIES—6.2%
Chase Funding Mortgage Loan
5.638% 11/25/31	918,551	777,715
6.448% 09/25/30	771,826	590,852
6.975% 02/25/32	1,112,438	1,047,694
Citicorp Residential Mortgage Securities, Inc.
5.892% 03/25/37	550,000	507,256
Harley-Davidson Motorcycle Trust
5.540% 04/15/15	300,000	296,568
JPMorgan Mortgage Acquisition Corp.
5.784% 01/25/37	1,060,000	981,786
MBNA Credit Card Master Note Trust
4.450% 08/15/16 (d)	1,000,000	945,532
Mid-State Trust
7.340% 07/01/35	708,481	757,960
Residential Asset Mortgage Products, Inc.
4.120% 06/25/33	299,476	265,515
5.600% 12/25/33	631,784	574,890
Small Business Administration
5.360% 11/01/26	950,229	963,334
Wachovia Auto Loan Owner Trust
5.650% 02/20/13	700,000	681,354
Total Asset-Backed Securities (cost of $9,057,733)		8,390,456
COMMERCIAL MORTGAGE-BACKED SECURITIES—3.1%
Asset Securitization Corp.
6.750% 02/14/43	158,782	158,976
JPMorgan Commercial Mortgage Finance Corp.
7.400% 07/15/31	1,626,846	1,662,420
LB Commercial Conduit Mortgage Trust
6.590% 02/18/30	675,771	674,123
6.210% 10/15/35	1,612,862	1,619,092
Structured Asset Securities Corp., I.O.
2.161% 02/25/28 (c)	857,024	8,591
Total Commercial Mortgage-Backed Securities (cost of $4,117,061)		4,123,202
COLLATERALIZED MORTGAGE OBLIGATIONS—2.9%
Agency—1.2%
Federal Home Loan Mortgage Corp.
6.000% 05/15/29	1,555,000	1,590,968

	Par	Value
Federal National Mortgage Association
9.250% 03/25/18	$33,421	$36,473
		1,627,441
Non-Agency—1.7%
American Mortgage Trust
8.445% 09/27/22	3,064	1,864
Citicorp Mortgage Securities, Inc.
10.000% 08/25/17	4,636	4,624
Citigroup Mortgage Loan Trust, Inc.
5.795% 11/25/36 (c)	819,405	814,857
Comfed Savings Bank
9.764% 01/25/18 (c)(e)	11,791	589
First Horizon Asset Securities, Inc.
5.373% 11/25/33 (c)	840,782	669,977
GSMPS Mortgage Loan Trust
7.750% 09/19/27 (f)	424,230	457,597
Nomura Asset Acceptance Corp.
6.664% 05/25/36 (e)(g)	780,000	390,000
Rural Housing Trust
6.330% 04/01/26	2,648	2,646
		2,342,154
Total Collateralized Mortgage Obligations (cost of $4,410,245)		3,969,595
CORPORATE FIXED-INCOME BONDS & NOTES—0.7%
Financials—0.6%
Banks—0.3%
Bank of America Corp.
4.875% 01/15/13 (a)(d)	175,000	173,353
Sovereign Bank
5.125% 03/15/13	100,000	95,494
U.S. Bancorp
3.125% 03/15/08	150,000	149,359
		418,206
Diversified Financial Services—0.3%
General Electric Capital Corp.
6.750% 03/15/32 (a)	100,000	113,538
Goldman Sachs Group, Inc.
4.125% 01/15/08	50,000	49,982
Household Finance Corp.
4.625% 01/15/08 (a)	50,000	49,992
JPMorgan Chase & Co.
7.875% 06/15/10	125,000	134,450
		347,962
		766,168
Utilities—0.1%
Electric—0.1%
Hydro Quebec
8.500% 12/01/29	75,000	106,605
Total Corporate Fixed-Income Bonds & Notes (cost of $844,577)		872,773

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

	Shares	Value
SECURITIES LENDING COLLATERAL—17.3%
State Street Navigator Securities Lending Prime Portfolio (h) (7 day yield of 4.817%)	23,340,066	$23,340,066
Total Securities Lending Collateral (cost of $23,340,066)		23,340,066
	Par
SHORT-TERM OBLIGATION—0.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by a U.S. Government Agency Obligation maturing 10/15/12, market value $368,100 (repurchase proceeds $359,059)	$359,000	359,000
Total Short-Term Obligation (cost of $359,000)		359,000
Total Investments—117.3% (cost of $155,873,971)(i)		157,961,439
Other Assets & Liabilities, Net (17.3)%		(23,248,183)
Net Assets—100.0%		$134,713,256

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at December 31, 2007. The total market value of securities on loan at December 31, 2007 is $23,002,551.

(b)  A portion of this security with a market value of $270,014 is pledged as collateral for open futures contracts.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2007.

(d)  Investments in affiliates during the year ended December 31, 2007:

Security name: Bank of America Corp., 4.875% 01/15/13

Par as of 12/31/06:	$175,000
Par purchased:	—
Par sold:	—
Par as of 12/31/07:	175,000
Interest income earned:	8,531
Value at end of period:	173,353

Security name: MBNA Credit Card Master Note Trust, 4.450% 08/15/16

Par as of 12/31/06:	1,000,000
Par purchased:	—
Par sold:	—
Par as of 12/31/07:	1,000,000
Interest income earned:	44,500
Value at end of period:	945,532

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of this security, which is not illiquid, represents 0.3% of net assets.

(g)  Illiquid security.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  Cost for federal income tax purposes is $157,239,267.

At December 31, 2007, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond	8	$931,000	$943,724	Mar-2008	$12,724
2-Year Treasuries	11	2,312,750	2,316,496	Mar-2008	3,746
5-Year U.S. Treasury Notes	50	5,514,063	5,504,525	Mar-2008	(9,538)
					$6,932

At December 31, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Notes	123	$13,947,047	$13,964,681	Mar-2008	$(17,634)
5-Year U.S. Treasury Notes	151	16,652,469	16,714,303	Mar-2008	(61,834)
					$(79,468)

At December 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government & Agency Obligations	50.5
Mortgage-Backed Securities	36.3
Asset-Backed Securities	6.2
Commercial Mortgage-Backed Securities	3.1
Collateralized Mortgage Obligations	2.9
Corporate Fixed-Income Bonds & Notes	0.7
99.7
Securities Lending Collateral	17.3
Short-Term Obligation	0.3
Other Assets & Liabilities, Net	(17.3)
100.0

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Assets
Unaffiliated investments, at cost (including repurchase agreement)	$154,702,951
Affiliated investments, at cost	1,171,020
Total investments, at cost	$155,873,971
Unaffiliated investments, at value (including securities on loan of $23,002,551)	$156,842,554
Affiliated investments, at value	1,118,885
Total investments, at value	157,961,439
Receivable for:
Investments sold	25,074,568
Interest	1,582,241
Securities lending income	22,435
Dollar roll income	301
Futures variation margin	83,781
Expense reimbursement due from Distributor	1,344
Trustees' deferred compensation plan	23,859
Total Assets	184,749,968
Liabilities
Payable to custodian bank	120,056
Collateral on securities loaned	23,340,066
Payable for:
Investments purchased	25,050,307
Fund shares repurchased	1,360,603
Investment advisory fee	43,776
Administration fee	17,239
Transfer agent fee	24
Pricing and bookkeeping fees	9,691
Trustees' fees	161
Audit fee	39,708
Custody fee	3,015
Distribution fees—Class B	17,364
Chief compliance officer expenses	248
Trustees' deferred compensation plan	23,859
Other liabilities	10,595
Total Liabilities	50,036,712
Net Assets	$134,713,256
Net Assets Consist of
Paid-in capital	$132,460,843
Undistributed net investment income	5,565,881
Accumulated net realized loss	(5,328,400)
Net unrealized appreciation (depreciation) on:
Investments	2,087,468
Futures contracts	(72,536)
Net Assets	$134,713,256
Class A:
Net assets	$56,942,253
Shares outstanding	5,437,341
Net asset value per share	$10.47
Class B:
Net assets	$77,771,003
Shares outstanding	7,483,321
Net asset value per share	$10.39

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Federal Securities Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Interest	$7,287,052
Interest from affiliates	53,031
Dollar roll fee income	149,570
Securities lending	102,620
Total Investment Income	7,592,273
Expenses
Investment advisory fee	538,837
Administration fee	212,699
Distribution fee—Class B	202,513
Transfer agent fee	307
Pricing and bookkeeping fees	86,113
Trustees' fees	19,333
Custody fee	16,163
Chief compliance officer expenses	700
Other expenses	95,655
Total Expenses	1,172,320
Fees reimbursed by Distributor—Class B	(27,001)
Custody earnings credit	(788)
Net Expenses	1,144,531
Net Investment Income	6,447,742
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Investments	61,112
Futures contracts	1,306,402
Net realized gain	1,367,514
Net change in unrealized appreciation (depreciation) on:
Investments	705,575
Futures contracts	(311,891)
Net change in unrealized appreciation (depreciation)	393,684
Net Gain	1,761,198
Net Increase Resulting from Operations	$8,208,940

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Federal Securities Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$6,447,742	$7,335,739
Net realized gain (loss) on investments and futures contracts	1,367,514	(483,241)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	393,684	(1,542,770)
Net Increase Resulting from Operations	8,208,940	5,309,728
Distributions to Shareholders
From net investment income
Class A	(3,516,687)	(3,898,193)
Class B	(4,578,976)	(4,725,402)
Total Distributions to Shareholders	(8,095,663)	(8,623,595)
Share Transactions
Class A:
Subscriptions	1,275,275	648,688
Distributions reinvested	3,516,687	3,898,193
Redemptions	(13,540,029)	(19,461,552)
Net Decrease	(8,748,067)	(14,914,671)
Class B:
Subscriptions	5,429,044	3,283,419
Distributions reinvested	4,578,976	4,725,402
Redemptions	(15,935,517)	(15,445,503)
Net Decrease	(5,927,497)	(7,436,682)
Net Decrease from Share Transactions	(14,675,564)	(22,351,353)
Total Decrease in Net Assets	(14,562,287)	(25,665,220)
Net Assets
Beginning of period	149,275,543	174,940,763
End of period	$134,713,256	$149,275,543
Undistributed net investment income at end of period	$5,565,881	$6,572,427
Changes in Shares
Class A:
Subscriptions	122,161	61,552
Distributions reinvested	354,862	378,833
Redemptions	(1,303,602)	(1,835,186)
Net Decrease	(826,579)	(1,394,801)
Class B:
Subscriptions	525,805	311,515
Distributions reinvested	465,344	462,368
Redemptions	(1,544,504)	(1,469,225)
Net Decrease	(553,355)	(695,342)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Federal Securities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006 (a)	2005		2004		2003
Net Asset Value, Beginning of Period	$10.40	$10.64	$11.01		$11.12		$11.30
Income from Investment Operations:
Net investment income (b)	0.45	0.47	0.40		0.44		0.45
Net realized and unrealized gain (loss) on investments and futures contracts	0.14	(0.12)	(0.15)		(0.01)		(0.19)
Total from Investment Operations	0.59	0.35	0.25		0.43		0.26
Less Distributions to Shareholders:
From net investment income	(0.60)	(0.59)	(0.58)		(0.53)		(0.44)
From net realized gains	—	—	(0.04)		(0.01)		—
Total Distributions to Shareholders	(0.60)	(0.59)	(0.62)		(0.54)		(0.44)
Net Asset Value, End of Period	$10.39	$10.40	$10.64		$11.01		$11.12
Total return (c)(d)(e)	5.97%	3.39%	2.43%		3.92%		2.32%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.90%	0.90%	0.88%		0.90%		0.90%
Waiver/Reimbursement	0.03%	0.01%	—	%(g)	—	%(g)	0.01%
Net investment income (f)	4.41%	4.48%	3.74%		4.02%		3.99%
Portfolio turnover rate (h)	199%	89%	127%		14%		47%
Net assets end of period (000's)	$77,771	$83,616	$92,884		$103,141		$109,616

(a)  On May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/ or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Federal Securities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Futures Contracts—The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to

11

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Interest Only Securities—The Fund may invest in Interest Only Securities ("IOs"). IOs are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Income Recognition—Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

12

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and pay-down reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$641,375	$(641,375)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary income*	$8,095,663	$8,623,595

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation*
$6,951,911	$722,172

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$2,586,422
Unrealized depreciation	(1,864,250)
Net unrealized appreciation	$722,172

The following capital loss carryforwards, determined as of December 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2013	$2,326,234
2014	2,884,088
$5,210,322

Capital loss carryforwards of $715,360 were utilized or expired during the year ended December 31, 2007

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2007, post-October capital losses of $11,253 attributed to security transactions were deferred to January 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution

13

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.38%
$500 million to $1 billion	0.33%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.27%
$3 billion to $6 billion	0.26%
Over $6 billion	0.25%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.38% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

14

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

Distribution Fees — Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, will not exceed 0.70% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.20% to the extent the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.90% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $224,167,991 and $269,984,324, respectively, of which $218,513,108 and $274,369,577, respectively, were U.S. Government securities.

Note 6. Shares of beneficial interest

As of December 31, 2007, the Fund had three shareholders that held 89.6% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented

15

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The

16

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2007

plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class B Shareholders of Columbia Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

18

Fund Governance

Columbia Federal Securities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP since July 1999 to June 2000; Partner, KPMG, LLP since March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. since 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (healthcare management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

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Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American since 1984 to 1986 and Vice President since 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

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Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's

22

performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Federal Securities Fund, VS's performance was in the first quintile (where the best performance would be in the first quintile) for the one- and three-year periods, and in the second quintile for the five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Federal Securities Fund, VS's total expenses were in the fourth quintile and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the

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funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

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13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance

27

periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

28

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

29

Important Information About This Report

A description of the policies and procedures that Columbia Federal Securities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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32

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138896-1207 (02/08) 08-51243

Columbia Money Market Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2007 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Money Market Fund, Variable Series / December 31, 2007

Columbia Money Market Fund, Variable Series seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

Patrick J. Ford has been the fund's portfolio manager since May 2007.

In an environment of declining short-term interest rates, the fund outperformed the average return of its peer group, the Lipper Variable Underlying Funds Money Market classification1. The fund was able to generate a competitive return relative to its peer group in what turned out to be a challenging period for investors in short-term securities. Turmoil in the high-risk subprime mortgage markets rippled through the economy and fixed income markets, resulting in rising delinquencies and foreclosures as well as a severe tightening of borrowing standards. At the outset, it appeared that the bulk of the delinquencies were restricted to the so-called "subprime" sector of the mortgage market. However, as the year went on, it became clear that many other classes of mortgages were involved, setting the stage for a spike in foreclosures and a series of significant asset write-downs from leading financial companies. As investors pulled back, many traditional lending sources were no longer available to provide liquidity, and participants in the short-term credit markets found themselves unable to refinance maturing debt. Issuers of collateralized debt obligations were forced into asset sales or even into default by the liquidity crisis, and the securities underlying these obligations began to trade at depressed prices.

Structured investment vehicles (SIVs), a sector of the asset backed commercial paper (ABCP) market, have been among those participants having difficulty refinancing maturing debt. These are special purpose vehicles that primarily buy highly-rated, high quality longer-term debt securities and fund themselves by issuing shorter-term senior debt (commercial paper and medium term notes) and subordinated debt or equity. A number of money market funds including this fund invest in ABCP, including commercial paper and medium-term notes issued by SIVs. The value of the asset-backed securities, including SIVs, may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market's assessment thereof, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide any credit enhancements.

In this environment, we shortened the weighted average maturity of the fund, favoring liquidity over maximizing yield. At mid-year, the fund's weighted average maturity was 32 days. By the end of the year, it was 26 days.

The Fed reverses policy

In the second half of 2007, the Federal Reserve Open Market Committee (the Fed) reduced the federal funds target rate three times, as economic indicators began to suggest that growth in the gross domestic product was slowing. Altogether, this key overnight lending rate was reduced from 5.25% to 4.25%.2 Historically, we have responded to declining rates by decreasing the fund's cash balances and moving toward a higher weighted average maturity to capture extra yield. However, we believed that liquidity considerations made such a move inadvisable. Fortunately, the dynamics of the short-term market minimized the cost of our conservative strategy. Three-month LIBOR rates did not follow the overnight rate downward. As a result, we believed that reasonable yields could be obtained without a shift to maturities further out in the 12-month range.

Looking ahead

We plan to maintain a weighted average maturity of between 25 and 50 days, in line with our longstanding recommendations. As long as our liquidity demands remain high, our ability to move into the higher end of this range will be hampered. Establishing a precise stance will also depend on the actions of the Fed. Fed Chairman Ben Bernanke has signaled his intention to continue to lower short-term rates in order to stimulate the economy, recognizing that the extent of such rate cuts may at some point become constrained by the ongoing weakness of the U.S. dollar in world currency markets. Against this backdrop of uncertainty, we plan to position the fund with flexibility to respond to a change in monetary policy.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund.

2 The Fed lowered the federal funds rate to 3.00% in January, 2008.

1

Performance Information

Columbia Money Market Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The investment return will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
The Fund (01/01/89)	5.02	2.81	3.48
Lipper Variable Underlying Funds Money Market Classification average	4.78	2.67	3.46

Inception date of the fund is in parentheses.

7-day yield  4.57%

Net asset value per share ($)	12/31/06	12/31/07
The Fund	1.00	1.00

Annual operating expense ratio (%)*

The Fund	0.60

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund.

2

Understanding Your Expenses

Columbia Money Market Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
The Fund	1,000.00	1,000.00	1,024.73	1,022.87	2.30	2.29	0.45

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. As a shareholder of the fund, you do not incur any transaction costs, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Money Market Fund, Variable Series / December 31, 2007

	Par	Value
CORPORATE BONDS—39.8%
American Express Credit Corp. 5.346% 03/05/08 (a)	$5,000,000	$5,000,000
Asscher Finance Corp. 5.500% 07/16/08 (b)(c)	1,607,000	1,607,000
Basic Water Co. SPE1 LLC LOC: U.S. Bank N.A. 5.090% 08/01/24 (d)	9,298,000	9,298,000
Best One Tire & Services LLC LOC: Fifth Third Bank 4.910% 02/01/18 (d)	6,935,000	6,935,000
Cheyne Finance LLC 4.313% 03/25/08 (a)(b)(c)(e) (amortized cost of $2,999,814)	3,000,000	2,580,000
Cullinan Finance Corp. 4.320% 03/25/08 (a)(b)(c)	7,500,000	7,499,198
Han Sung Industries LLC LOC: Wachovia Bank N.A. 5.210% 06/01/21 (d)	2,805,000	2,805,000
Kokomo Grain Co., Inc. LOC: General Electric Capital Corp. 5.090% 11/01/10 (b)(d)	3,100,000	3,100,000
Lee Family Partnership LLC LOC: Wachovia Bank N.A. 4.910% 06/01/34 (d)	4,050,000	4,050,000
Long Term Capital LLC LOC: Wachovia Bank N.A. 5.260% 05/01/18 (d)	2,600,000	2,600,000
Merrill Lynch & Co., Inc. 5.136% 12/17/08 (a)	1,500,000	1,500,000
Morgan Stanley 4.955% 12/26/08 (a)	4,000,000	4,000,000
Northern Rock PLC 5.266% 09/04/08 (a)(b)	4,000,000	4,000,150
Shepherd Capital LLC LOC: Wachovia Bank N.A. 5.270% 03/15/49 (d)	1,680,000	1,680,000
SLM Corp. 4.959% 04/18/08 (a)(b)(i)	3,000,000	2,999,825
Wells Fargo & Co. 5.108% 01/14/09 (a)(b)	5,000,000	5,000,000
Whistlejacket Capital Ltd. 4.310% 05/19/08 (a)(b)(c)(f)	7,500,000	7,499,164
Total Corporate Bonds (cost of $72,573,151)		72,153,337
MUNICIPAL BONDS—26.4%
Florida—2.2%
FL Hurricane Catastrophe Fund Series 2006 B, 5.238% 01/14/09 (a)	4,000,000	4,000,014

	Par	Value
Illinois—1.2%
IL Upper River Valley Development Authority Series 2003 B, LOC: LaSalle Bank N.A., LOC: ABN AMRO Bank 4.960% 06/01/17 (d)	$2,100,000	$2,100,000
Kansas—3.5%
KS Manhattan Industrial Development Revenue Florence Corp., Series 2003, LOC: Harris Trust Co. of California 4.900% 04/01/28 (d)	6,400,000	6,400,000
Massachusetts—1.0%
MA Development Financing Agency Whalers Cove LP, Series 2001 B, LOC: Wachovia Bank N.A. 5.270% 09/01/34 (d)	1,750,000	1,750,000
New Hampshire—1.2%
NH Business Finance Authority Series 2002 B, SPA: Bank of New York 5.110% 11/01/20 (d)	2,211,000	2,211,000
New York—5.9%
NY Clinton County Industrial Development Agency Bombardier Corp., Series 1997 A, LOC: HSBC Bank USA N.A. 4.850% 12/01/10 (d)	1,740,000	1,740,000
NY New York City Housing Development Corp. 200 West 26 LLC, Series 2002 A, LOC: Bayerische Landesbank 4.850% 06/01/33 (d)	9,000,000	9,000,000
		10,740,000
North Carolina—3.1%
NC Downtown Renaissance, Inc. Imperial Centre Partners LP, Series 2004, LOC: RBC Centura Bank 5.090% 02/01/25 (d)	4,205,000	4,205,000
NC Wake County Industrial Facilities & Pollution Control Financing Authority Series 1997 A, LOC: First Union National Bank 5.220% 04/01/18 (d)	1,449,000	1,449,000
		5,654,000

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Money Market Fund, Variable Series / December 31, 2007

	Par	Value
Texas—5.9%
TX Harris County Houston Texas Sports Authority Series 2001 E, Insured: MBIA, SPA: Morgan Guaranty Trust 4.880% 11/15/30 (d)	$7,800,000	$7,800,000
TX State Series 1994 A-2, SPA: DEPFA Bank PLC 4.850% 12/01/33 (d)	2,900,000	2,900,000
		10,700,000
Wisconsin—2.4%
WI Housing & Economic Development Authority Series 2006 B, SPA: DEPFA Bank PLC 4.950% 09/01/37 (d)	4,352,000	4,352,000
Total Municipal Bonds (cost of $47,907,014)		47,907,014
COMMERCIAL PAPER—23.5%
Concord Minutemen Capital Co. LLC 4.900% 01/02/08 (b)(g)	8,750,000	8,748,809
Curzon Funding LLC 5.150% 01/16/08 (b)(g)	5,000,000	4,989,271
FCAR Owner Trust I 4.600% 01/02/08 (g)	2,000,000	1,999,744
5.120% 02/15/08 (g)	7,000,000	6,955,200
General Electric Capital Corp. 4.580% 02/19/08 (g)	1,000,000	993,766
Giro Balanced Funding Corp. 5.150% 01/02/08 (b)(g)	8,750,000	8,748,748
Lexington Parker Capital Corp. 4.650% 01/02/08 (b)(g)	8,750,000	8,748,870
Park Avenue Receivables Corp. 4.000% 01/02/08 (b)(g)	1,444,000	1,443,840
Total Commercial Paper (cost of $42,628,248)		42,628,248
CERTIFICATES OF DEPOSIT—10.5%
Bank of Tokyo Mitsubishi Ltd. NY 4.950% 02/20/08	2,000,000	2,000,000
Barclays Bank PLC NY 5.000% 02/19/08	4,000,000	4,000,000
Canadian Imperial Bank of Commerce NY 5.118% 03/17/08 (a)	7,000,000	7,000,000
Credit Suisse NY 5.420% 01/16/08	2,000,000	2,000,000

	Par	Value
UBS AG/Stamford Branch 5.455% 02/19/08	$4,000,000	$4,000,000
Total Certificates of Deposit (cost of $19,000,000)		19,000,000
Other—0.0%
Capital Support Agreement with Affiliate (See Note 3)	—	—
Total Investments—100.2% (cost of $182,108,413) (h)		181,688,599
Other Assets & Liabilities, Net—(0.2)%		(340,525)
Net Assets—100.0%		$181,348,074

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2007.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2007, these securities, which are not illiquid except for those in the following table, amounted to $66,964,875, which represents 36.9% of net assets.

Security	Acquisition Date	Acquisition Cost
Cheyne Finance LLC 4.313% 03/25/08	03/19/07	3,000,000
SLM Corp. 4.959% 04/18/08	04/20/07	3,000,000
Whistlejacket Capital Ltd. 4.310% 05/19/08	05/08/07	7,500,000
		$13,500,000

(c)  Security issued by a structured investment vehicle.

(d)  Variable rate obligation maturing in more than one year. These securities are secured by letters of credit or other credit support agreements from banks. The interest rate is changed periodically and the interest rate reflects the rate at December 31, 2007.

(e)  Security is in default and is considered to be a covered security as defined in Note 3. See also Note 9.

(f)  Security is in default. See Note 10.

(g)  The rate shown represents the discount rate at the date of purchase.

(h)  Cost for federal income tax purposes is $182,108,413.

(i)  Security is no longer "Eligible" for purposes of Rule 2a-7. See Note 10.

At December 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Bonds	39.8
Municipal Bonds	26.4
Commercial Paper	23.5
Certificates of Deposit	10.5
100.2
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
MBIA	MBIA Insurance Corp.

LOC	Letter of Credit

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.
5

Statement of Assets and Liabilities

Columbia Money Market Fund, Variable Series / December 31, 2007

Assets
Investments, at amortized cost	$182,108,413
Investment securities	181,688,599
Capital Support Agreement, at value (See Note 3)	—
Total Investments, at value	181,688,599
Cash	782
Receivable for:
Fund shares sold	3,212
Interest	755,270
Expense reimbursement due from Investment Advisor	26,604
Trustees' deferred compensation plan	26,775
Total Assets	182,501,242
Liabilities
Payable for:
Fund shares repurchased	994,347
Investment advisory fee	55,138
Administration fee	23,631
Transfer agent fee	30
Pricing and bookkeeping fees	9,325
Trustees' fees	190
Audit fee	30,559
Custody fee	3,763
Chief compliance officer expenses	233
Trustees' deferred compensation plan	26,775
Other liabilities	9,177
Total Liabilities	1,153,168
Net Assets	$181,348,074
Net Assets Consist of
Paid-in capital	$181,777,290
Overdistributed net investment income	(3,874)
Accumulated net realized loss	(5,528)
Unrealized loss on investments (See Note 3)	(419,814)
Net Assets	$181,348,074
Shares outstanding	181,820,704
Net asset value per share	$1.00

See Accompanying Notes to Financial Statements.
6

Statement of Operations

Columbia Money Market Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Interest	$10,631,368
Expenses
Investment advisory fee	694,498
Administration fee	297,642
Transfer agent fee	357
Pricing and bookkeeping fees	86,458
Trustees' fees	21,513
Custody fee	14,479
Chief compliance officer expenses	700
Other expenses	85,485
Total Expenses	1,201,132
Fees and expenses waived or reimbursed by Investment Advisor	(307,255)
Custody earnings credit	(951)
Net Expenses	892,926
Net Investment Income	9,738,442
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	835
Provision of Capital Support Agreement (See Note 3)	—
Net change in unrealized depreciation on investments	(419,814)
Net Loss	(418,979)
Net Increase Resulting from Operations	$9,319,463

See Accompanying Notes to Financial Statements.
7

Statement of Changes in Net Assets

Columbia Money Market Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$9,738,442	$9,868,870
Net realized gain (loss) on investments	835	(4,651)
Net change in unrealized depreciation on investments	(419,814)	—
Net Increase Resulting from Operations	9,319,463	9,864,219
Distributions to Shareholders
From net investment income	(9,738,442)	(9,868,870)
Share Transactions
Subscriptions	76,451,869	91,608,193
Distributions reinvested	9,738,442	9,868,840
Redemptions	(107,161,214)	(116,054,650)
Net Decrease from Share Transactions	(20,970,903)	(14,577,617)
Total Decrease in Net Assets	(21,389,882)	(14,582,268)
Net Assets
Beginning of period	202,737,956	217,320,224
End of period	$181,348,074	$202,737,956
Overdistributed net investment income at end of period	$(3,874)	$(3,874)
Changes in Shares
Subscriptions	76,451,870	91,608,193
Distributions reinvested	9,738,442	9,868,840
Redemptions	(107,161,214)	(116,054,651)
Net Decrease	(20,970,902)	(14,577,618)

See Accompanying Notes to Financial Statements.
8

Financial Highlights

Columbia Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007		2006 (a)		2005		2004	2003
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00	$1.00
Income from Investment Operations:
Net investment income (b)	0.05		0.05		0.03		0.01	0.01
Net realized and unrealized gain (loss) on investments	—	(c)	—		—		—	—
Total from Investment Operations	0.05		0.05		0.03		0.01	0.01
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.05)		(0.03)		(0.01)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00	$1.00
Total return (d)(e)	5.02	%(f)	4.72	%(f)	2.81	%(f)	0.88%	0.69	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.45%		0.45%		0.55%		0.57%	0.54%
Waiver/Reimbursement	0.15%		0.15%		0.04%		—	0.04%
Net investment income (g)	4.91%		4.62%		2.78%		0.87%	0.69%
Net assets, end of period (000's)	$181,348		$202,738		$217,320		$209,420	$199,893

(a)  On May 1, 2006, Liberty Money Market Fund, Variable Series was renamed Columbia Money Market Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
9

Notes to Financial Statements

Columbia Money Market Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Money Market Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers one class of shares: Class A. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Fund's Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. For the purpose of financial statement presentation and determination of the Fund's market-based net asset value per share, securities covered by the capital support agreement are being valued at fair value (see Note 3). The Fund's Board of Trustees has established procedures intended to stabilize the Fund's net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value per share deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Dividends from net investment income, if any, are declared daily and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Capital Support Agreement

On December 12, 2007, the Fund entered into a Capital Support Agreement (the "Agreement") with NB Funding Company LLC (the "Support Provider"), an affiliate of Columbia Management Advisors, LLC ("Columbia"). Bank of America Corporation ("BOA") has guaranteed to the Fund the payment of any capital contribution that the Support Provider is obligated to make under the Agreement.

10

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2007

BOA has obtained short-term credit ratings of A-1+ from Standard & Poor's, Prime-1 from Moody's Investors Services and F-1+ from FitchRatings. BOA's short-term credit ratings satisfy the ratings requirements for first tier securities ("First Tier Securities") as defined in paragraph (a)(12) of Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund's objective in entering into the Agreement is to enable it to continue to offer and redeem its shares at $1.00 per share by permitting it to maintain its market-based net asset value ("NAV") per share at an amount no less than the specific level set forth in the Agreement (the "Minimum NAV Per Share"). The Agreement establishes the basis for the Support Provider to make a capital contribution to the Fund in order to prevent realized losses from the disposition of certain covered securities from causing the Fund's market-based NAV per share to fall below the Minimum NAV Per Share. For purposes of the Agreement, a "capital contribution" is a cash contribution by the Support Provider to the Fund for which the Support Provider does not receive any shares or other consideration from the Fund.

The amount the Support Provider could be required to contribute under the Agreement is presently limited to $11 million (the "Maximum Contribution Amount"). The Agreement requires the Support Provider to make a capital contribution upon the Fund's disposition of a portfolio security that has been subject to a default or other event listed in Rule 2a-7(c)(6)(ii) under the 1940 Act (a "Covered Security") at less than its amortized cost (a "Triggering Event"). The Agreement requires the Support Provider to contribute cash in an amount necessary to prevent the Triggering Event from causing the Fund's market-based NAV per share to decline below the Minimum NAV Per Share.

The Fund treats the Agreement as an asset of the Fund in calculating its market-based NAV. The value of the Agreement may increase or decrease on any day the Fund calculates its market-based NAV per share as a result of changes in the market value of the Covered Securities, or other factors, prior to the actual payment of the capital contribution by the Support Provider to the Fund. In no event will the value of the Agreement exceed the Maximum Contribution Amount.

The Fund is required to sell any Covered Securities (i) promptly following any change in the short-term ratings of BOA such that its obligations no longer qualify as First Tier Securities or (ii) on the business day immediately prior to December 13, 2008; provided that the Fund is not required to complete any such sale if the sale would not result in the payment of a capital contribution.

The Support Provider obligation's to make contributions under the Agreement terminates upon the earliest to occur of (i) December 13, 2008, (ii) payment of the Maximum Contribution Amount or (iii) the Support Provider having made all capital contributions required following a change in the short-term credit ratings of BOA no longer qualify as First Tier Securities.

The following table identifies the Covered Securities and includes the par value, amortized cost and fair value as estimated by management of the Covered Securities at the end of the reporting period.

Covered Security	Par Value	Amortized Cost	Fair Value
Cheyne Finance LLC	$3,000,000	$2,999,814	$2,580,000

At the end of the reporting period, management estimated the fair value of the Agreement to be $0 (See Note 10).

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$9,738,442	$9,868,870
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized (Depreciation)
$16,503	$—	$(419,814)

The following capital loss carryforwards, determined as of December 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2012	$64
2013	1,240
2014	1,707
2015	2,520
$5,531

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical

11

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2007

merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of BOA, is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.35%
$500 million to $1 billion	0.30%
Over $1 billion	0.25%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.35% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, will not exceed 0.45% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement

12

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2007

in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that held 89.1% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

Note 8. Significant Risks and Contingencies

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is

13

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2007

a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement datedJanuary 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 9. Market and Security Events

Structured investment vehicles (SIVs) have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs. The value of the asset-backed securities, including SIVs, may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market's assessment thereof, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide any credit enhancements.

On August 28, 2007, Cheyne Finance LLC ("Cheyne"), a structured investment vehicle, breached a financial covenant related to the market value of its underlying collateral that resulted in an "enforcement event". As a result of the enforcement event, on September 4, 2007, receivers of Cheyne were appointed. On October 17, 2007, the Receivers determined that Cheyne was insolvent. As a result of this determination, the Cheyne securities became immediately due and payable. The Cheyne securities are in default as a result of non-payment. Columbia, on behalf of the Fund, has been participating in an informal committee of senior creditors of Cheyne Finance with respect to the Cheyne securities. Cheyne is a covered security under the capital support agreement discussed in Note 3.

Note 10. Subsequent Events

On February 4, 2008, SLM Corp. securities held by the Fund were no longer "eligible securities" for purposes of Rule 2a-7 of the 1940 Act due to rating agency downgrades. Upon these events, the SLM Corp. securities became covered securities under the capital support agreement discussed in Note 3.

On February 11, 2008, Whistlejacket Capital Ltd. ("Whistlejacket"), a structured investment vehicle, breached a financial covenant related to the market value of its underlying collateral that resulted in an "enforcement event. " As a result of the enforcement event, receivers of Whistlejacket were appointed. On February 15, 2008, the investment manager for Whistlejacket determined that Whistlejacket was insolvent. On February 21, 2008, Whistlejacket was in payment default due to its failure to pay medium term notes that matured on February 15, 2008. Columbia, on behalf of the Fund, is in discussions with the receivers and has requested to be a member of the informal committee of creditors that is currently being formed by the receivers. Upon these events, the Whistlejacket note became a covered security under the capital support agreement discussed in Note 3.

As of February 25, 2008, the Fund treated the capital support agreement discussed in Note 3 as an asset with a value of $400,000 when calculating its market-based net asset value per share. This value was also the maximum value for the capital support agreement for the period from January 1, 2008 through February 25, 2008.

14

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Money Market Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2008

15

Fund Governance

Columbia Money Market Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP since July 1999 to June 2000; Partner, KPMG, LLP since March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. since 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (healthcare management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

16

Fund Governance (continued)

Columbia Money Market Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American since 1984 to 1986 and Vice President since 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

4  Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

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Fund Governance (continued)

Columbia Money Market Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented

19

relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Money Market Fund, VS's performance was in the first quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three- and five-year periods, and in the third quintile of the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Money Market Fund, VS's total expenses were in the first quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to

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Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

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13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should

24

use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue

25

to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

26

Important Information About This Report

A description of the policies and procedures that Columbia Money Market Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138791-1207 (02/08) 08-49788

Columbia Small Company Growth Fund, Variable Series

Columbia Funds Variable Insurance Trust

Class A

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

Columbia Small Company Growth Fund, Variable Series seeks long-term growth.

Christian Pineno is the lead portfolio manager for the fund since October 2006. Daniele M. Donahoe, Jon Michael Morgan and Clifford D. Siverd are co-managers of the fund since December 2005. Daniel H. Cole is a co-manager of the fund since June 2005.

The fund outperformed both its benchmark, the Russell 2000 Growth Index1, and the average return of its peer group, the Morningstar Small Growth VIT Category2, for the 12-month period that ended December 31, 2007. A wide range of success stories outnumbered the few disappointments that the portfolio endured. Stock selection produced positive relative results in seven out of the 10 economic sectors in which the fund invests.

Consumer, health care and industrials generated strong results

The consumer discretionary sector was the single most important source of gains for the fund. Chipotle Mexican Grill, Inc. (0.6% of net assets), which has carved out a niche from its focus on natural and organic ingredients, has been a major beneficiary of a trend toward healthier lifestyles. Tempur-Pedic International, Inc. (0.7% of net assets), the mattress company, produced solid results by focusing on the higher-end consumer market, a segment that remained largely insulated from higher oil prices and the well-publicized difficulties in the credit markets. Finally, our investments in the education market paid off handsomely. We believe that companies such as DeVry, Inc., Strayer Education, Inc. and Capella Education Co. (1.2%, 0.9% and 0.5% of net assets, respectively) are attractive because their businesses appear to have the potential to withstand or even prosper in an economic downturn.

Health care was also an attractive segment for the fund. The small-capitalization health-care universe is dominated by medical device manufacturers and small biotech companies, and several of these niche businesses paid off for the fund in 2007. The most notable winner was the slide-staining company Ventana Medical Systems, Inc. (0.3% of net assets), whose valuation skyrocketed during the summer following a buyout offer from a major Swiss pharmaceutical company.

The industrials sector was the other primary driver of the fund's results. Fund holding IHS, Inc. (2.0% of net assets) makes databases and decision-making tools for the energy and aerospace industries, and it has benefited from the higher price of oil and a corresponding increase in exploration activity. FTI Consulting, Inc. (1.1% of net assets), which advises organizations on legal, financial and other matters, was another strong performer. The stock reflects our theme of seeking companies whose businesses have the potential to do well regardless of the strength of the economy.

Financials produced disappointments

The financial sector proved to be the biggest challenge for the fund in 2007. Shares in bond insurer Security Capital Assurance were hit hard when a pair of asset-backed collateralized debt obligations guaranteed by the company were downgraded by a major ratings agency. The stock was eliminated from the portfolio. Also hit hard was First Cash Financial Services, Inc. (0.6% of net assets), a company that operates pawn shops and used-car lots and also makes other types of small loans to high-risk customers. The stock declined almost 50% in response to the subprime crisis and its effect on lower-end consumers, but we believed the company's actual earnings record has been solid enough to justify holding on to the position.

Looking ahead

We believe that mergers and acquisition activity, of which small-cap companies are often the natural beneficiaries, is likely to subside from the levels of the past year. The first half of 2007 saw a big boom in private equity and financially driven deals, but merger activity within the current tighter credit environment is apt to be restricted to strategically driven acquisitions. On a more positive note, the Federal Reserve Board's recent campaign to lower short-term lending rates may aid the small-cap sector, for which access to inexpensive financing can be a vital component to future growth.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class A (01/01/89)	13.46	16.08	5.20
Russell 2000 Growth Index	7.05	16.50	4.32

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class A	12.78	14.50

Annual operating expense ratio (%)*
Class A	0.87

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 01/01/98 – 12/31/07 ($)

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.49	1,021.17	4.05	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—98.8%
Consumer Discretionary—15.1%
Diversified Consumer Services—3.2%
Capella Education Co. (a)	7,035	$460,511
DeVry, Inc.	20,440	1,062,063
Sotheby's	13,800	525,780
Strayer Education, Inc.(a)	4,338	739,976
		2,788,330
Hotels, Restaurants & Leisure—3.7%
Bally Technologies, Inc. (a)	17,530	871,592
Buffalo Wild Wings, Inc. (a)	18,860	437,929
Chipotle Mexican Grill, Inc., Class A (a)	3,685	541,953
Vail Resorts, Inc. (a)	11,694	629,254
WMS Industries, Inc.	20,696	758,301
		3,239,029
Household Durables—0.7%
Tempur-Pedic International, Inc.	21,924	569,366
Internet & Catalog Retail—1.3%
Priceline.com, Inc. (a)	4,701	539,957
Shutterfly, Inc. (a)	22,080	565,689
		1,105,646
Media—2.7%
Knology, Inc. (a)	49,817	636,661
Marvel Entertainment, Inc. (a)	42,630	1,138,648
National CineMedia, Inc.	22,500	567,225
		2,342,534
Specialty Retail—1.2%
Aeropostale, Inc. (a)	9,495	251,618
J Crew Group, Inc. (a)	17,700	853,317
		1,104,935
Textiles, Apparel & Luxury Goods—2.3%
CROCS, Inc. (a)	16,850	620,249
Volcom, Inc. (a)	18,681	411,542
Warnaco Group, Inc.	26,806	932,849
		1,964,640
Consumer Staples—2.7%
Beverages—0.8%
Central European Distribution Corp. (a)	11,100	644,688
Food & Staples Retailing—0.2%
Longs Drug Stores Corp.	4,430	208,210
Personal Products—1.7%
Chattem, Inc. (a)	19,375	1,463,588
Energy—7.2%
Energy Equipment & Services—2.5%
Atwood Oceanics, Inc. (a)	10,943	1,096,926
Dril-Quip, Inc. (a)	18,510	1,030,267
		2,127,193
Oil, Gas & Consumable Fuels—4.7%
Atlas America, Inc.	10,220	604,820
ATP Oil & Gas Corp. (a)	11,964	604,660

	Shares	Value
Berry Petroleum Co., Class A	14,330	$636,968
Bill Barrett Corp. (a)	18,740	784,644
Comstock Resources, Inc. (a)	19,790	672,860
PetroHawk Energy Corp. (a)	46,990	813,397
		4,117,349
Financials—7.6%
Capital Markets—2.8%
Calamos Asset Management, Inc., Class A	32,823	977,469
GFI Group, Inc. (a)	15,800	1,512,376
		2,489,845
Consumer Finance—0.6%
First Cash Financial Services, Inc. (a)	32,930	483,412
Diversified Financial Services—0.5%
Portfolio Recovery Associates, Inc. (a)	10,480	415,742
Insurance—1.2%
Assured Guaranty Ltd.	13,268	352,133
ProAssurance Corp. (a)	12,612	692,651
		1,044,784
Real Estate Investment Trusts (REITs)—2.5%
Alexandria Real Estate Equities, Inc.	1,820	185,039
Digital Realty Trust, Inc.	20,912	802,394
Home Properties, Inc.	13,459	603,636
Nationwide Health Properties, Inc.	18,760	588,501
		2,179,570
Health Care—21.0%
Biotechnology—6.9%
Acadia Pharmaceuticals, Inc. (a)	14,876	164,677
Array Biopharma, Inc. (a)	34,385	289,522
BioMarin Pharmaceuticals, Inc. (a)	18,760	664,104
Cepheid, Inc. (a)	40,085	1,056,240
CV Therapeutics, Inc. (a)	35,455	320,868
Human Genome Sciences, Inc. (a)	24,105	251,656
Myriad Genetics, Inc. (a)	5,875	272,717
Omrix Biopharmaceuticals, Inc. (a)	21,049	731,242
Onyx Pharmaceuticals, Inc. (a)	21,564	1,199,390
Regeneron Pharmaceuticals, Inc. (a)	11,778	284,439
Seattle Genetics, Inc. (a)	17,362	197,927
United Therapeutics Corp. (a)	5,785	564,905
		5,997,687
Health Care Equipment & Supplies—6.0%
Align Technology, Inc. (a)	13,370	223,012
ArthroCare Corp. (a)	4,350	209,018
China Medical Technologies, Inc.	4,960	220,174
Gen-Probe, Inc. (a)	6,832	429,938
Hologic, Inc. (a)	14,434	990,750
Immucor, Inc. (a)	13,157	447,206
Mentor Corp.	14,800	578,680
OraSure Technologies, Inc. (a)	33,530	298,082

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

	Shares	Value
Palomar Medical Technologies, Inc. (a)	14,460	$221,527
Wright Medical Group, Inc. (a)	56,150	1,637,895
		5,256,282
Health Care Providers & Services—2.7%
Chemed Corp.	6,200	346,456
Healthways, Inc. (a)	12,500	730,500
MWI Veterinary Supply, Inc. (a)	10,760	430,400
Psychiatric Solutions, Inc. (a)	25,470	827,775
		2,335,131
Life Sciences Tools & Services—3.1%
Illumina, Inc. (a)	15,585	923,567
PharmaNet Development Group, Inc. (a)	38,447	1,507,507
Ventana Medical Systems, Inc. (a)	2,990	260,818
		2,691,892
Pharmaceuticals—2.3%
Adams Respiratory Therapeutics, Inc. (a)	12,250	731,815
Hi-Tech Pharmacal Co., Inc. (a)	16,693	162,089
Medicis Pharmaceutical Corp., Class A	27,377	710,981
MGI Pharma, Inc. (a)	10,110	409,758
		2,014,643
Industrials—16.4%
Aerospace & Defense—1.7%
Curtiss-Wright Corp.	15,240	765,048
Hexcel Corp. (a)	29,999	728,376
		1,493,424
Air Freight & Logistics—0.5%
HUB Group, Inc., Class A (a)	14,903	396,122
Airlines—1.1%
Allegiant Travel Co. (a)	28,702	922,482
Commercial Services & Supplies—6.4%
Duff & Phelps Corp., Class A (a)	11,480	225,926
FTI Consulting, Inc. (a)	14,890	917,820
Geo Group, Inc. (a)	27,420	767,760
Huron Consulting Group, Inc. (a)	8,810	710,350
IHS, Inc., Class A (a)	27,985	1,694,772
Team, Inc. (a)	23,090	844,632
TeleTech Holdings, Inc.	17,550	373,288
		5,534,548
Electrical Equipment—2.2%
II-VI, Inc. (a)	26,340	804,687
Woodward Governor Co. (a)	16,720	1,136,124
		1,940,811
Machinery—3.7%
Actuant Corp., Class A	31,720	1,078,797
Bucyrus International, Inc., Class A	6,750	670,883
Tennant Co. (a)	16,230	718,827
Wabtec Corp. (a)	21,619	744,558
		3,213,065

	Shares	Value
Marine—0.4%
Genco Shipping & Trading Ltd.	6,978	$382,115
Road & Rail—0.4%
Genesee & Wyoming, Inc., Class A (a)	16,247	392,690
Information Technology—23.3%
Communications Equipment—4.0%
Blue Coat Systems, Inc. (a)	2,870	94,337
Digi International, Inc. (a)	16,280	231,013
F5 Networks, Inc. (a)	10,820	308,586
Foundry Networks, Inc. (a)	14,883	260,750
Ixia (a)	45,976	435,852
NETGEAR, Inc. (a)	14,570	519,712
Polycom, Inc. (a)	50,120	1,392,334
Riverbed Technology, Inc. (a)	6,870	183,704
		3,426,288
Computers & Peripherals—0.8%
Stratasys, Inc.	15,500	400,520
Synaptics, Inc. (a)	6,830	281,123
		681,643
Electronic Equipment & Instruments—3.6%
Daktronics, Inc.	43,080	972,316
FLIR Systems, Inc. (a)	16,936	530,097
Itron, Inc. (a)	3,793	364,014
Measurement Specialties, Inc. (a)	17,780	392,938
Rofin-Sinar Technologies, Inc. (a)	18,640	896,770
		3,156,135
Internet Software & Services—3.5%
Constant Contact, Inc. (a)	13,020	279,930
Digital River, Inc. (a)	5,860	193,790
Equinix, Inc. (a)	11,240	1,136,027
j2 Global Communications, Inc. (a)	19,678	416,583
Perficient, Inc. (a)	17,370	273,404
SINA Corp. (a)	5,160	228,640
ValueClick, Inc. (a)	21,090	461,871
		2,990,245
Semiconductors & Semiconductor Equipment—4.9%
Atheros Communications, Inc. (a)	27,170	829,772
Monolithic Power Systems, Inc. (a)	25,793	553,776
Netlogic Microsystems, Inc. (a)	29,862	961,556
PMC-Sierra, Inc. (a)	30,143	197,135
Power Integrations, Inc. (a)	27,739	955,054
Tessera Technologies, Inc. (a)	6,515	271,024
Verigy Ltd. (a)	19,112	519,273
		4,287,590
Software—6.5%
Advent Software, Inc. (a)	4,896	264,874
Ansoft Corp. (a)	14,951	386,483
ANSYS, Inc. (a)	24,276	1,006,483
BluePhoenix Solutions Ltd. (a)	13,150	238,278
Concur Technologies, Inc. (a)	5,160	186,844
Macrovision Corp. (a)	27,998	513,203
Micros Systems, Inc. (a)	5,120	359,219
Nuance Communications, Inc. (a)	28,424	530,960

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

	Shares	Value
Progress Software Corp. (a)	14,837	$499,710
The9 Ltd., ADR (a)	29,470	628,300
THQ, Inc. (a)	24,893	701,734
Vasco Data Security International, Inc. (a)	12,880	359,610
		5,675,698
Materials—3.7%
Chemicals—1.5%
Flotek Industries, Inc. (a)	4,931	177,713
Koppers Holdings, Inc.	10,303	445,502
Terra Industries, Inc. (a)	15,410	735,982
		1,359,197
Containers & Packaging—1.0%
Greif, Inc., Class A	13,170	860,923
Metals & Mining—1.2%
Kaiser Aluminum Corp.	5,420	430,781
Metal Management, Inc.	3,990	181,665
RTI International Metals, Inc. (a)	5,970	411,512
		1,023,958
Telecommunication Services—1.2%
Diversified Telecommunication Services—1.2%
Cbeyond, Inc. (a)	27,070	1,055,459
Utilities—0.6%
Electric Utilities—0.6%
ITC Holdings Corp.	8,770	494,803
Total Common Stocks (cost of $81,212,887)		85,871,692
INVESTMENT COMPANY—0.5%
iShares Russell Microcap Index Fund	8,270	436,656
Total Investment Company (cost of $440,140)		436,656
	Par
SHORT-TERM OBLIGATION – 0.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 1.160%, collateralized by a U.S. Treasury obligation maturing 08/15/21, market value $386,031 (repurchase proceeds $378,024)	$378,000	378,000
Total Short-Term Obligation (cost of $378,000)		378,000
Total Investments—99.8% (cost of $82,031,027) (b)		86,686,348
Other Assets & Liabilities, Net—0.2%		204,454
Net Assets—100.0%		$86,890,802

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $82,189,350.

For the year ended December 31, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2006	—	$—
Options written	106	7,444
Options expired	(106)	(7,444)
Options outstanding at December 31, 2007	—	$—

At December 31, 2007, the asset allocation of the investment portfolio is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Information Technology	23.3%
Health Care	21.0
Industrials	16.4
Consumer Discretionary	15.1
Financials	7.6
Energy	7.2
Materials	3.7
Consumer Staples	2.7
Telecommunication Services	1.2
Utilities	0.6
98.8
Investment Company	0.5
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	0.2
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

Assets:
Investments, at cost	$82,031,027
Investments, at value	$86,686,348
Cash	880
Receivable for:
Investments sold	939,954
Fund shares sold	15,883
Interest	12
Dividends	28,653
Expense reimbursement due from Investment Advisor	24,390
Trustees' deferred compensation plan	14,939
Total Assets	87,711,059
Liabilities:
Payable for:
Investments purchased	542,856
Fund shares repurchased	101,385
Investment advisory fee	37,222
Administration fee	11,062
Transfer agent fee	50
Pricing and bookkeeping fees	5,717
Trustees' fees	55,406
Audit fee	32,317
Custody fee	5,541
Chief compliance officer expenses	150
Trustees' deferred compensation plan	14,939
Other liabilities	13,612
Total Liabilities	820,257
Net Assets	$86,890,802
Net Assets Consist of:
Paid-in capital	$76,814,456
Accumulated net investment loss	(15,372)
Accumulated net realized gain	5,436,397
Net unrealized appreciation on investments	4,655,321
Net Assets	$86,890,802
Class A:
Net assets	$86,889,396
Shares outstanding	5,992,983
Net asset value per share	$14.50
Class B:
Net assets	$1,406
Shares outstanding	98
Net asset value per share	$14.35

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Small Company Growth Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income:
Dividends	$277,447
Interest	59,013
Total Investment Income	336,460
Expenses:
Investment advisory fee	457,017
Administration fee	137,250
Distribution fee—Class B	3
Transfer agent fee	548
Pricing and bookkeeping fees	67,820
Trustees' fees	30,993
Custody fee	28,244
Chief compliance officer expenses	588
Other expenses	97,531
Total expenses before interest expense	819,994
Interest expense	161
Total Expenses	820,155
Fees and expenses waived or reimbursed by Investment Advisor	(87,029)
Custody earnings credit	(963)
Net Expenses	732,163
Net Investment Loss	(395,703)
Net Realized and Unrealized Gain (Loss) on Investments and Written Options:
Net realized gain on:
Investments	12,579,100
Written options	7,444
Net realized gain	12,586,544
Net change in unrealized appreciation on investments	(472,152)
Net Gain	12,114,392
Net Increase Resulting from Operations	$11,718,689

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Small Company Growth Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2007	2006
Operations
Net investment loss	$(395,703)	$(341,616)
Net realized gain on investments and written options	12,586,544	14,543,222
Net change in unrealized appreciation on investments	(472,152)	(10,579,271)
Net Increase Resulting from Operations	11,718,689	3,622,335
Share Transactions
Class A:
Subscriptions	2,682,250	2,625,871
Proceeds received in connection with merger	—	49,662,800
Redemptions	(18,744,512)	(16,370,154)
Net Increase (Decrease) from Share Transactions	(16,062,262)	35,918,517
Total Increase (Decrease) in Net Assets	(4,343,573)	39,540,852
Net Assets
Beginning of period	91,234,375	51,693,523
End of period	$86,890,802	$91,234,375
Accumulated net investment loss at end of period	$(15,372)	$(10,784)
Changes in Shares
Class A:
Subscriptions	192,212	211,470
Issued in connection with merger	—	3,704,518
Redemptions	(1,337,791)	(1,322,324)
Net Increase (Decrease)	(1,145,579)	2,593,664

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Small Company Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007		2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$12.78		$11.37	$11.07	$9.93	$6.88
Income from Investment Operations:
Net investment loss (b)	(0.06)		(0.05)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain on investments and written options	1.78		1.46	0.35	1.20	3.10
Total from Investment Operations	1.72		1.41	0.30	1.14	3.05
Net Asset Value, End of Period	$14.50		$12.78	$11.37	$11.07	$9.93
Total return (c)(d)(e)	13.46%		12.40%	2.71%	11.48%	44.33%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.80%		0.80%	0.80%	0.80%	0.80%
Interest expense	—	%(g)	—	—	—	—
Net expenses (f)	0.80%		0.80%	0.80%	0.80%	0.80%
Waiver/Reimbursement	0.10%		0.07%	0.08%	0.02%	0.03%
Net investment loss (f)	(0.43)%		(0.42)%	(0.44)%	(0.61)%	(0.62)%
Portfolio turnover rate	210%		174%	138%	41%	117%
Net assets, end of period (000's)	$86,889		$91,233	$51,692	$62,187	$64,157

(a)  On May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Small Company Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks long-term growth.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

11

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-In Capital
$391,115	$(391,117)	$2

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$5,419,588	$2,612,700	$4,496,998

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$10,468,277
Unrealized depreciation	(5,971,279)
Net unrealized appreciation	$4,496,998

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$221,464
2010	110,732
$332,196

Of the capital loss carryforwards attributable to the Fund, $332,196 ($221,464 expiring 12/31/09 and $110,732 expiring 12/31/10) remain from the Fund's merger with Galaxy VIP Small Company Growth Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryfowards of $7,041,933 were utilized during the year ended December 31, 2007.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2007, capital losses of $2,105,373 attributed to security transactions were deferred to January 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has

12

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $1.5 billion	0.45%
Over $1.5 billion	0.40%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution fees, brokerage

13

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

commissions, interest, taxes and extraordinary expenses, but inclusive of custodial changes relating to overdrafts, if any), after giving effect to any balance credits to the Fund's custodian, do not exceed 0.80% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $189,875,640 and $202,922,362, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had three shareholders that held 82.2% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the average daily loan balance outstanding on days where borrowings existed was $1,000,000 at an annualized weighted average interest rate of 5.81%.

Note 8. Significant Risks and Contingencies

Sector Focus—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds

14

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 9. Business Combinations and Mergers

On May 1, 2006, Nations Small Company Portfolio, a series of Nations Separate Account Trust, merged into Liberty Small Company Growth Fund, Variable Series. Liberty Small Company Growth Fund, Variable Series was then renamed Columbia Small Company Growth Fund, Variable Series. Liberty Small Company Growth Fund, Variable Series received a tax-free transfer of assets from Nations Small Company Portfolio as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
3,704,518	$49,662,800	$10,847,777
Net Assets of Liberty Small Company Growth Fund, Variable Series Prior to Combination	Net Assets of Nations Small Company Portfolio Immediately Prior to Combination	Net Assets of Liberty Small Company Growth Fund, Variable Series Immediately After Combination
$57,437,741	$49,662,800	$107,100,541

1 Unrealized appreciation is included in the Net Assets Received.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Small Company Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

16

Federal Income Tax Information (Unaudited)

Columbia Small Company Growth Fund, Variable Series

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $2,612,700.

17

Fund Governance

Columbia Small Company Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

18

Fund Governance (continued)
Columbia Small Company Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

19

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

20

Board Consideration and Approval of Investment Advisory Agreements

Columbia Small Company Growth Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker

21

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Small Company Growth Fund, Variable Series

performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Small Company Growth Fund Variable Series' performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-, three and ten-year periods, and in the second quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Small Company Growth Fund, Variable Series' total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Small Company Growth Fund, Variable Series

absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

23

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Small Company Growth Fund, Variable Series

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

24

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore,

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

28

Important Information About This Report

A description of the policies and procedures that Columbia Small Company Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/139009-1207 (02/08) 08-49889

Columbia Small Company Growth Fund, Variable Series

Columbia Funds Variable Insurance Trust

Class B

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

Columbia Small Company Growth Fund, Variable Series seeks long-term growth.

Christian Pineno is the lead portfolio manager for the fund since October 2006. Daniele M. Donahoe, Jon Michael Morgan and Clifford D. Siverd are co-managers of the fund since December 2005. Daniel H. Cole is a co-manager of the fund since June 2005.

The fund outperformed both its benchmark, the Russell 2000 Growth Index1, and the average return of its peer group, the Morningstar Small Growth VIT Category2, for the 12-month period that ended December 31, 2007. A wide range of success stories outnumbered the few disappointments that the portfolio endured. Stock selection produced positive relative results in seven out of the 10 economic sectors in which the fund invests.

Consumer, health care and industrials generated strong results

The consumer discretionary sector was the single most important source of gains for the fund. Chipotle Mexican Grill, Inc. (0.6% of net assets), which has carved out a niche from its focus on natural and organic ingredients, has been a major beneficiary of a trend toward healthier lifestyles. Tempur-Pedic International, Inc. (0.7% of net assets), the mattress company, produced solid results by focusing on the higher-end consumer market, a segment that remained largely insulated from higher oil prices and the well-publicized difficulties in the credit markets. Finally, our investments in the education market paid off handsomely. We believe that companies such as DeVry, Inc., Strayer Education, Inc. and Capella Education Co. (1.2%, 0.9% and 0.5% of net assets, respectively) are attractive because their businesses appear to have the potential to withstand or even prosper in an economic downturn.

Health care was also an attractive segment for the fund. The small-capitalization health-care universe is dominated by medical device manufacturers and small biotech companies, and several of these niche businesses paid off for the fund in 2007. The most notable winner was the slide-staining company Ventana Medical Systems, Inc. (0.3% of net assets), whose valuation skyrocketed during the summer following a buyout offer from a major Swiss pharmaceutical company.

The industrials sector was the other primary driver of the fund's results. Fund holding IHS, Inc. (2.0% of net assets) makes databases and decision-making tools for the energy and aerospace industries, and it has benefited from the higher price of oil and a corresponding increase in exploration activity. FTI Consulting, Inc. (1.1% of net assets), which advises organizations on legal, financial and other matters, was another strong performer. The stock reflects our theme of seeking companies whose businesses have the potential to do well regardless of the strength of the economy.

Financials produced disappointments

The financial sector proved to be the biggest challenge for the fund in 2007. Shares in bond insurer Security Capital Assurance were hit hard when a pair of asset-backed collateralized debt obligations guaranteed by the company were downgraded by a major ratings agency. The stock was eliminated from the portfolio. Also hit hard was First Cash Financial Services, Inc. (0.6% of net assets), a company that operates pawn shops and used-car lots and also makes other types of small loans to high-risk customers. The stock declined almost 50% in response to the subprime crisis and its effect on lower-end consumers, but we believed the company's actual earnings record has been solid enough to justify holding on to the position.

Looking ahead

We believe that mergers and acquisition activity, of which small-cap companies are often the natural beneficiaries, is likely to subside from the levels of the past year. The first half of 2007 saw a big boom in private equity and financially driven deals, but merger activity within the current tighter credit environment is apt to be restricted to strategically driven acquisitions. On a more positive note, the Federal Reserve Board's recent campaign to lower short-term lending rates may aid the small-cap sector, for which access to inexpensive financing can be a vital component to future growth.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class B (06/01/00)	13.26	16.04	5.12
Russell 2000 Growth Index	7.05	16.50	4.32

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class B	12.67	14.35

Annual operating expense ratio (%)*
Class B	1.12

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 01/01/981 – 12/31/07 ($)

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns shown for the periods prior to the inception of the newer class of shares would be lower.

1  Inception date of Class A shares (oldest existing share class) is January 1, 1989.

2

Understanding Your Expenses

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,009.12	1,019.91	5.32	5.35	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—98.8%
Consumer Discretionary—15.1%
Diversified Consumer Services—3.2%
Capella Education Co. (a)	7,035	$460,511
DeVry, Inc.	20,440	1,062,063
Sotheby's	13,800	525,780
Strayer Education, Inc.(a)	4,338	739,976
		2,788,330
Hotels, Restaurants & Leisure—3.7%
Bally Technologies, Inc. (a)	17,530	871,592
Buffalo Wild Wings, Inc. (a)	18,860	437,929
Chipotle Mexican Grill, Inc., Class A (a)	3,685	541,953
Vail Resorts, Inc. (a)	11,694	629,254
WMS Industries, Inc.	20,696	758,301
		3,239,029
Household Durables—0.7%
Tempur-Pedic International, Inc.	21,924	569,366
Internet & Catalog Retail—1.3%
Priceline.com, Inc. (a)	4,701	539,957
Shutterfly, Inc. (a)	22,080	565,689
		1,105,646
Media—2.7%
Knology, Inc. (a)	49,817	636,661
Marvel Entertainment, Inc. (a)	42,630	1,138,648
National CineMedia, Inc.	22,500	567,225
		2,342,534
Specialty Retail—1.2%
Aeropostale, Inc. (a)	9,495	251,618
J Crew Group, Inc. (a)	17,700	853,317
		1,104,935
Textiles, Apparel & Luxury Goods—2.3%
CROCS, Inc. (a)	16,850	620,249
Volcom, Inc. (a)	18,681	411,542
Warnaco Group, Inc.	26,806	932,849
		1,964,640
Consumer Staples—2.7%
Beverages—0.8%
Central European Distribution Corp. (a)	11,100	644,688
Food & Staples Retailing—0.2%
Longs Drug Stores Corp.	4,430	208,210
Personal Products—1.7%
Chattem, Inc. (a)	19,375	1,463,588
Energy—7.2%
Energy Equipment & Services—2.5%
Atwood Oceanics, Inc. (a)	10,943	1,096,926
Dril-Quip, Inc. (a)	18,510	1,030,267
		2,127,193
Oil, Gas & Consumable Fuels—4.7%
Atlas America, Inc.	10,220	604,820
ATP Oil & Gas Corp. (a)	11,964	604,660

	Shares	Value
Berry Petroleum Co., Class A	14,330	$636,968
Bill Barrett Corp. (a)	18,740	784,644
Comstock Resources, Inc. (a)	19,790	672,860
PetroHawk Energy Corp. (a)	46,990	813,397
		4,117,349
Financials—7.6%
Capital Markets—2.8%
Calamos Asset Management, Inc., Class A	32,823	977,469
GFI Group, Inc. (a)	15,800	1,512,376
		2,489,845
Consumer Finance—0.6%
First Cash Financial Services, Inc. (a)	32,930	483,412
Diversified Financial Services—0.5%
Portfolio Recovery Associates, Inc. (a)	10,480	415,742
Insurance—1.2%
Assured Guaranty Ltd.	13,268	352,133
ProAssurance Corp. (a)	12,612	692,651
		1,044,784
Real Estate Investment Trusts (REITs)—2.5%
Alexandria Real Estate Equities, Inc.	1,820	185,039
Digital Realty Trust, Inc.	20,912	802,394
Home Properties, Inc.	13,459	603,636
Nationwide Health Properties, Inc.	18,760	588,501
		2,179,570
Health Care—21.0%
Biotechnology—6.9%
Acadia Pharmaceuticals, Inc. (a)	14,876	164,677
Array Biopharma, Inc. (a)	34,385	289,522
BioMarin Pharmaceuticals, Inc. (a)	18,760	664,104
Cepheid, Inc. (a)	40,085	1,056,240
CV Therapeutics, Inc. (a)	35,455	320,868
Human Genome Sciences, Inc. (a)	24,105	251,656
Myriad Genetics, Inc. (a)	5,875	272,717
Omrix Biopharmaceuticals, Inc. (a)	21,049	731,242
Onyx Pharmaceuticals, Inc. (a)	21,564	1,199,390
Regeneron Pharmaceuticals, Inc. (a)	11,778	284,439
Seattle Genetics, Inc. (a)	17,362	197,927
United Therapeutics Corp. (a)	5,785	564,905
		5,997,687
Health Care Equipment & Supplies—6.0%
Align Technology, Inc. (a)	13,370	223,012
ArthroCare Corp. (a)	4,350	209,018
China Medical Technologies, Inc.	4,960	220,174
Gen-Probe, Inc. (a)	6,832	429,938
Hologic, Inc. (a)	14,434	990,750
Immucor, Inc. (a)	13,157	447,206
Mentor Corp.	14,800	578,680
OraSure Technologies, Inc. (a)	33,530	298,082

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

	Shares	Value
Palomar Medical Technologies, Inc. (a)	14,460	$221,527
Wright Medical Group, Inc. (a)	56,150	1,637,895
		5,256,282
Health Care Providers & Services—2.7%
Chemed Corp.	6,200	346,456
Healthways, Inc. (a)	12,500	730,500
MWI Veterinary Supply, Inc. (a)	10,760	430,400
Psychiatric Solutions, Inc. (a)	25,470	827,775
		2,335,131
Life Sciences Tools & Services—3.1%
Illumina, Inc. (a)	15,585	923,567
PharmaNet Development Group, Inc. (a)	38,447	1,507,507
Ventana Medical Systems, Inc. (a)	2,990	260,818
		2,691,892
Pharmaceuticals—2.3%
Adams Respiratory Therapeutics, Inc. (a)	12,250	731,815
Hi-Tech Pharmacal Co., Inc. (a)	16,693	162,089
Medicis Pharmaceutical Corp., Class A	27,377	710,981
MGI Pharma, Inc. (a)	10,110	409,758
		2,014,643
Industrials—16.4%
Aerospace & Defense—1.7%
Curtiss-Wright Corp.	15,240	765,048
Hexcel Corp. (a)	29,999	728,376
		1,493,424
Air Freight & Logistics—0.5%
HUB Group, Inc., Class A (a)	14,903	396,122
Airlines—1.1%
Allegiant Travel Co. (a)	28,702	922,482
Commercial Services & Supplies—6.4%
Duff & Phelps Corp., Class A (a)	11,480	225,926
FTI Consulting, Inc. (a)	14,890	917,820
Geo Group, Inc. (a)	27,420	767,760
Huron Consulting Group, Inc. (a)	8,810	710,350
IHS, Inc., Class A (a)	27,985	1,694,772
Team, Inc. (a)	23,090	844,632
TeleTech Holdings, Inc.	17,550	373,288
		5,534,548
Electrical Equipment—2.2%
II-VI, Inc. (a)	26,340	804,687
Woodward Governor Co. (a)	16,720	1,136,124
		1,940,811
Machinery—3.7%
Actuant Corp., Class A	31,720	1,078,797
Bucyrus International, Inc., Class A	6,750	670,883
Tennant Co. (a)	16,230	718,827
Wabtec Corp. (a)	21,619	744,558
		3,213,065

	Shares	Value
Marine—0.4%
Genco Shipping & Trading Ltd.	6,978	$382,115
Road & Rail—0.4%
Genesee & Wyoming, Inc., Class A (a)	16,247	392,690
Information Technology—23.3%
Communications Equipment—4.0%
Blue Coat Systems, Inc. (a)	2,870	94,337
Digi International, Inc. (a)	16,280	231,013
F5 Networks, Inc. (a)	10,820	308,586
Foundry Networks, Inc. (a)	14,883	260,750
Ixia (a)	45,976	435,852
NETGEAR, Inc. (a)	14,570	519,712
Polycom, Inc. (a)	50,120	1,392,334
Riverbed Technology, Inc. (a)	6,870	183,704
		3,426,288
Computers & Peripherals—0.8%
Stratasys, Inc.	15,500	400,520
Synaptics, Inc. (a)	6,830	281,123
		681,643
Electronic Equipment & Instruments—3.6%
Daktronics, Inc.	43,080	972,316
FLIR Systems, Inc. (a)	16,936	530,097
Itron, Inc. (a)	3,793	364,014
Measurement Specialties, Inc. (a)	17,780	392,938
Rofin-Sinar Technologies, Inc. (a)	18,640	896,770
		3,156,135
Internet Software & Services—3.5%
Constant Contact, Inc. (a)	13,020	279,930
Digital River, Inc. (a)	5,860	193,790
Equinix, Inc. (a)	11,240	1,136,027
j2 Global Communications, Inc. (a)	19,678	416,583
Perficient, Inc. (a)	17,370	273,404
SINA Corp. (a)	5,160	228,640
ValueClick, Inc. (a)	21,090	461,871
		2,990,245
Semiconductors & Semiconductor Equipment—4.9%
Atheros Communications, Inc. (a)	27,170	829,772
Monolithic Power Systems, Inc. (a)	25,793	553,776
Netlogic Microsystems, Inc. (a)	29,862	961,556
PMC-Sierra, Inc. (a)	30,143	197,135
Power Integrations, Inc. (a)	27,739	955,054
Tessera Technologies, Inc. (a)	6,515	271,024
Verigy Ltd. (a)	19,112	519,273
		4,287,590
Software—6.5%
Advent Software, Inc. (a)	4,896	264,874
Ansoft Corp. (a)	14,951	386,483
ANSYS, Inc. (a)	24,276	1,006,483
BluePhoenix Solutions Ltd. (a)	13,150	238,278
Concur Technologies, Inc. (a)	5,160	186,844
Macrovision Corp. (a)	27,998	513,203
Micros Systems, Inc. (a)	5,120	359,219
Nuance Communications, Inc. (a)	28,424	530,960

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

	Shares	Value
Progress Software Corp. (a)	14,837	$499,710
The9 Ltd., ADR (a)	29,470	628,300
THQ, Inc. (a)	24,893	701,734
Vasco Data Security International, Inc. (a)	12,880	359,610
		5,675,698
Materials—3.7%
Chemicals—1.5%
Flotek Industries, Inc. (a)	4,931	177,713
Koppers Holdings, Inc.	10,303	445,502
Terra Industries, Inc. (a)	15,410	735,982
		1,359,197
Containers & Packaging—1.0%
Greif, Inc., Class A	13,170	860,923
Metals & Mining—1.2%
Kaiser Aluminum Corp.	5,420	430,781
Metal Management, Inc.	3,990	181,665
RTI International Metals, Inc. (a)	5,970	411,512
		1,023,958
Telecommunication Services—1.2%
Diversified Telecommunication Services—1.2%
Cbeyond, Inc. (a)	27,070	1,055,459
Utilities—0.6%
Electric Utilities—0.6%
ITC Holdings Corp.	8,770	494,803
Total Common Stocks (cost of $81,212,887)		85,871,692
INVESTMENT COMPANY—0.5%
iShares Russell Microcap Index Fund	8,270	436,656
Total Investment Company (cost of $440,140)		436,656
	Par
SHORT-TERM OBLIGATION – 0.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 1.160%, collateralized by a U.S. Treasury obligation maturing 08/15/21, market value $386,031 (repurchase proceeds $378,024)	$378,000	378,000
Total Short-Term Obligation (cost of $378,000)		378,000
Total Investments—99.8% (cost of $82,031,027) (b)		86,686,348
Other Assets & Liabilities, Net—0.2%		204,454
Net Assets—100.0%		$86,890,802

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $82,189,350.

For the year ended December 31, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2006	—	$—
Options written	106	7,444
Options expired	(106)	(7,444)
Options outstanding at December 31, 2007	—	$—

At December 31, 2007, the asset allocation of the investment portfolio is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Information Technology	23.3%
Health Care	21.0
Industrials	16.4
Consumer Discretionary	15.1
Financials	7.6
Energy	7.2
Materials	3.7
Consumer Staples	2.7
Telecommunication Services	1.2
Utilities	0.6
98.8
Investment Company	0.5
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	0.2
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

Assets:
Investments, at cost	$82,031,027
Investments, at value	$86,686,348
Cash	880
Receivable for:
Investments sold	939,954
Fund shares sold	15,883
Interest	12
Dividends	28,653
Expense reimbursement due from Investment Advisor	24,390
Trustees' deferred compensation plan	14,939
Total Assets	87,711,059
Liabilities:
Payable for:
Investments purchased	542,856
Fund shares repurchased	101,385
Investment advisory fee	37,222
Administration fee	11,062
Transfer agent fee	50
Pricing and bookkeeping fees	5,717
Trustees' fees	55,406
Audit fee	32,317
Custody fee	5,541
Chief compliance officer expenses	150
Trustees' deferred compensation plan	14,939
Other liabilities	13,612
Total Liabilities	820,257
Net Assets	$86,890,802
Net Assets Consist of:
Paid-in capital	$76,814,456
Accumulated net investment loss	(15,372)
Accumulated net realized gain	5,436,397
Net unrealized appreciation on investments	4,655,321
Net Assets	$86,890,802
Class A:
Net assets	$86,889,396
Shares outstanding	5,992,983
Net asset value per share	$14.50
Class B:
Net assets	$1,406
Shares outstanding	98
Net asset value per share	$14.35

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Small Company Growth Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income:
Dividends	$277,447
Interest	59,013
Total Investment Income	336,460
Expenses:
Investment advisory fee	457,017
Administration fee	137,250
Distribution fee—Class B	3
Transfer agent fee	548
Pricing and bookkeeping fees	67,820
Trustees' fees	30,993
Custody fee	28,244
Chief compliance officer expenses	588
Other expenses	97,531
Total expenses before interest expense	819,994
Interest expense	161
Total Expenses	820,155
Fees and expenses waived or reimbursed by Investment Advisor	(87,029)
Custody earnings credit	(963)
Net Expenses	732,163
Net Investment Loss	(395,703)
Net Realized and Unrealized Gain (Loss) on Investments and Written Options:
Net realized gain on:
Investments	12,579,100
Written options	7,444
Net realized gain	12,586,544
Net change in unrealized appreciation on investments	(472,152)
Net Gain	12,114,392
Net Increase Resulting from Operations	$11,718,689

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Small Company Growth Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2007	2006
Operations
Net investment loss	$(395,703)	$(341,616)
Net realized gain on investments and written options	12,586,544	14,543,222
Net change in unrealized appreciation on investments	(472,152)	(10,579,271)
Net Increase Resulting from Operations	11,718,689	3,622,335
Share Transactions
Class A:
Subscriptions	2,682,250	2,625,871
Proceeds received in connection with merger	—	49,662,800
Redemptions	(18,744,512)	(16,370,154)
Net Increase (Decrease) from Share Transactions	(16,062,262)	35,918,517
Total Increase (Decrease) in Net Assets	(4,343,573)	39,540,852
Net Assets
Beginning of period	91,234,375	51,693,523
End of period	$86,890,802	$91,234,375
Accumulated net investment loss at end of period	$(15,372)	$(10,784)
Changes in Shares
Class A:
Subscriptions	192,212	211,470
Issued in connection with merger	—	3,704,518
Redemptions	(1,337,791)	(1,322,324)
Net Increase (Decrease)	(1,145,579)	2,593,664

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Small Company Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007		2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$12.67		$11.29	$10.98	$9.85	$6.82
Income from Investment Operations:
Net investment loss (b)	(0.10)		(0.08)	(0.05)	(0.09)	(0.07)
Net realized and unrealized gain on investments and written options	1.78		1.46	0.36	1.22	3.10
Total from Investment Operations	1.68		1.38	0.31	1.13	3.03
Net Asset Value, End of Period	$14.35		$12.67	$11.29	$10.98	$9.85
Total return (c)(d)(e)	13.26%		12.22%	2.82%	11.47%	44.43%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.05%		1.05%	1.05%	1.05%	1.05%
Interest expense	—	%(g)	—	—	—	—
Net expenses (f)	1.05%		1.05%	1.05%	1.05%	1.05%
Waiver/Reimbursement	0.10%		0.07%	0.08%	0.02%	0.03%
Net investment loss (f)	(0.68)%		(0.69)%	(0.48)%	(0.86)%	(0.88)%
Portfolio turnover rate	210%		174%	138%	41%	117%
Net assets, end of period (000's)	$1		$1	$1	$1	$1

(a) On May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund,
Variable Series.

(b) Per share data was calculated using the average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Small Company Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks long-term growth.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

11

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-In Capital
$391,115	$(391,117)	$2

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$5,419,588	$2,612,700	$4,496,998

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$10,468,277
Unrealized depreciation	(5,971,279)
Net unrealized appreciation	$4,496,998

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$221,464
2010	110,732
$332,196

Of the capital loss carryforwards attributable to the Fund, $332,196 ($221,464 expiring 12/31/09 and $110,732 expiring 12/31/10) remain from the Fund's merger with Galaxy VIP Small Company Growth Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryfowards of $7,041,933 were utilized during the year ended December 31, 2007.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2007, capital losses of $2,105,373 attributed to security transactions were deferred to January 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has

12

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $1.5 billion	0.45%
Over $1.5 billion	0.40%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total annual fund

13

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial changes relating to overdrafts, if any), after giving effect to any balance credits to the Fund's custodian, do not exceed 0.80% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $189,875,640 and $202,922,362, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had three shareholders that held 82.2% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the average daily loan balance outstanding on days where borrowings existed was $1,000,000 at an annualized weighted average interest rate of 5.81%.

Note 8. Significant Risks and Contingencies

Sector Focus—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds

14

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2007

collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 9. Business Combinations and Mergers

On May 1, 2006, Nations Small Company Portfolio, a series of Nations Separate Account Trust, merged into Liberty Small Company Growth Fund, Variable Series. Liberty Small Company Growth Fund, Variable Series was then renamed Columbia Small Company Growth Fund, Variable Series. Liberty Small Company Growth Fund, Variable Series received a tax-free transfer of assets from Nations Small Company Portfolio as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
3,704,518	$49,662,800	$10,847,777
Net Assets of Liberty Small Company Growth Fund, Variable Series Prior to Combination	Net Assets of Nations Small Company Portfolio Immediately Prior to Combination	Net Assets of Liberty Small Company Growth Fund, Variable Series Immediately After Combination
$57,437,741	$49,662,800	$107,100,541

1 Unrealized appreciation is included in the Net Assets Received.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class B Shareholders of Columbia Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Small Company Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

16

Federal Income Tax Information (Unaudited)

Columbia Small Company Growth Fund, Variable Series

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $2,612,700.

17

Fund Governance

Columbia Small Company Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

18

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

19

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

20

Board Consideration and Approval of Investment Advisory Agreements

Columbia Small Company Growth Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker

21

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Small Company Growth Fund, Variable Series

performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Small Company Growth Fund Variable Series' performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-, three and ten-year periods, and in the second quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Small Company Growth Fund, Variable Series' total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Small Company Growth Fund, Variable Series

absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

23

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Small Company Growth Fund, Variable Series

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

24

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore,

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

28

Important Information About This Report

A description of the policies and procedures that Columbia Small Company Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/139117-1207 (02/08) 08-51146

Columbia Large Cap Growth Fund, Variable Series

Columbia Funds Variable Insurance Trust

Class A

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Columbia Large Cap Growth Fund, Variable Series seeks long-term growth.

John T. Wilson is lead portfolio manager of the fund. Paul J. Berlinguet, Edward P. Hickey, Roger R. Sullivan and Mary-Ann Ward co-manage the fund.

We are pleased to report that the fund outperformed both its benchmark, the Russell 1000 Growth Index1, and the average return of its peer group, the Morningstar Large Growth VIT Category2, for the year that ended December 31, 2007. Stock selection in most of the economic sectors represented in the index that serves as the fund's benchmark accounted for the fund's strong relative performance.

Consumer discretionary, information technology and energy sectors were strong

The fund's investments in the consumer discretionary, information technology and energy sectors generated above-average returns. Among consumer discretionary stocks, the fund benefited from its holdings in GameStop Corp. (1.0% of net assets), a video-game retailer. Because GameStop Corp. sells all the major consoles, it provides a mechanism for investors to participate in the broad-based strength of the current video-game cycle. Amazon.com, Inc. (1.3% of net assets) also enjoyed a successful 2007 as strong revenue and earnings growth led to a higher price. Finally, Apollo Group, Inc. (0.7% of net assets), the for-profit education company best known for its University of Phoenix subsidiary, was a big winner in 2007, stemming from increased enrollment and profitability trends. We have retained the fund's positions in the education sector because we feel that these companies can prosper in both strong and weak economies.

In information technology, Apple, Inc. (2.8% of net assets) was a strong performer. The company benefited from strong sales of the iPod, but also from the halo effect it provided, drawing customers to Apple, Inc. and leading to other purchases, such as laptops and iMacs, which are even more profitable than the iPods. Google, Inc. (2.5% of net assets) was another company that dominated its industry and added value to the portfolio. The company was the direct beneficiary of the enormous flow in advertising dollars away from newspapers and magazines in favor of online media.

Within the energy sector, the fund owned a number of companies whose fortunes rose in concert with the upward trajectory in crude oil prices. In particular, offshore driller Transocean, Inc. (1.8% of net assets) saw its pricing power increase substantially and was a strong contributor to the fund. Finally, First Solar, Inc. (0.9% of net assets) and Suntech Power Holdings Co., Ltd. (0.7% of net assets), solar positions in the industrials sector, both benefited from strong trends in alternative energy and produced strong revenue and earning results.

Disappointments from the telecom sector

The one area where the fund lagged the market was in telecommunications services. A position in NII Holdings, Inc., (0.5% of net assets), a wireless telecom company serving the Latin American market, was hampered by increased competition as well as by a series of hurricanes that disrupted service in Mexico. We continue to hold shares based on continued growth in the region.

A challenging environment ahead

As we examine the macroeconomic indicators for 2008, we believe that equities are likely to be hard-pressed to match their 2007 results. At the vortex of investor concern is the financial sector, where difficulties in the mortgage and credit markets have forced extraordinary asset write-downs. Within this environment, our view is that financial stocks may eventually offer attractive buying opportunities, but we expect to remain on the sidelines until we feel more comfortable with the quality of the sector's balance sheets, especially among the major banks. We have positioned the fund with investments that we believe are less vulnerable to an economic downturn, including those in areas such as education and solar energy. However, our philosophy has always been to build the portfolio on a company-by-company basis, and we expect to apply that same philosophy regardless of the economic winds in the year ahead.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may invest 20% of its assets in foreign stocks. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class A (01/01/89)	15.77	10.42	2.91
Russell 1000 Growth Index	11.81	12.11	3.83

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class A	27.18	31.35

Annual operating expense ratio (%)*
Class A	0.81

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 01/01/98 – 12/31/07($)

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/07 – 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,068.81	1,021.17	4.17	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—97.5%
Consumer Discretionary—10.3%
Auto Components—0.4%
Goodyear Tire & Rubber Co. (a)(b)	14,700	$414,834
Diversified Consumer Services—1.3%
Apollo Group, Inc., Class A (a)	11,300	792,695
DeVry, Inc. (b)	13,221	686,963
		1,479,658
Hotels, Restaurants & Leisure—0.9%
Las Vegas Sands Corp. (a)(b)	9,194	947,442
Household Durables—1.0%
Sony Corp., ADR	20,400	1,107,720
Internet & Catalog Retail—1.3%
Amazon.com, Inc. (a)(b)	14,800	1,371,072
Media—1.6%
Viacom, Inc., Class B (a)	38,900	1,708,488
Multiline Retail—0.3%
Nordstrom, Inc. (b)	9,700	356,281
Specialty Retail—2.8%
Best Buy Co., Inc. (b)	24,900	1,310,985
GameStop Corp., Class A (a)	18,100	1,124,191
OfficeMax, Inc. (b)	28,400	586,744
		3,021,920
Textiles, Apparel & Luxury Goods—0.7%
NIKE, Inc., Class B	12,700	815,848
Consumer Staples—9.5%
Beverages—2.9%
Coca-Cola Co.	33,200	2,037,484
Molson Coors Brewing Co., Class B	21,200	1,094,344
		3,131,828
Food & Staples Retailing—4.0%
Costco Wholesale Corp.	17,600	1,227,776
CVS Caremark Corp.	19,800	787,050
Kroger Co.	43,600	1,164,556
Wal-Mart Stores, Inc.	26,200	1,245,286
		4,424,668
Household Products—0.7%
Colgate-Palmolive Co.	10,600	826,376
Personal Products—1.0%
Avon Products, Inc.	26,900	1,063,357
Tobacco—0.9%
Loews Corp.-Carolina Group (b)	11,700	998,010
Energy—8.4%
Energy Equipment & Services—4.4%
Exterran Holdings, Inc. (a)(b)	5,500	449,900
Halliburton Co.	35,100	1,330,641
Schlumberger Ltd.	10,700	1,052,559
Transocean, Inc.	13,386	1,916,206
		4,749,306

	Shares	Value
Oil, Gas & Consumable Fuels—4.0%
Devon Energy Corp.	10,300	$915,773
Hess Corp.	7,600	766,536
Southwestern Energy Co. (a)	15,600	869,232
Valero Energy Corp.	11,200	784,336
XTO Energy, Inc.	20,625	1,059,300
		4,395,177
Financials—6.2%
Capital Markets—2.0%
Goldman Sachs Group, Inc.	6,000	1,290,300
Lazard Ltd., Class A (b)	21,800	886,824
		2,177,124
Consumer Finance—1.2%
American Express Co.	26,400	1,373,328
Diversified Financial Services—1.6%
CME Group, Inc. (b)	2,500	1,715,000
Insurance—1.4%
Aon Corp.	18,200	867,958
Assurant, Inc. (b)	9,700	648,930
		1,516,888
Health Care—17.2%
Biotechnology—2.9%
BioMarin Pharmaceuticals, Inc. (a)(b)	24,300	860,220
Genentech, Inc. (a)	10,000	670,700
Genzyme Corp. (a)	10,500	781,620
Gilead Sciences, Inc. (a)	19,900	915,599
		3,228,139
Health Care Equipment & Supplies—3.0%
Baxter International, Inc.	23,600	1,369,980
Covidien Ltd.	22,400	992,096
Hologic, Inc. (a)	13,103	899,390
		3,261,466
Health Care Providers & Services—3.7%
CIGNA Corp.	20,600	1,106,838
Coventry Health Care, Inc. (a)	13,500	799,875
Express Scripts, Inc. (a)	11,600	846,800
McKesson Corp.	19,600	1,283,996
		4,037,509
Life Sciences Tools & Services—1.9%
Thermo Fisher Scientific, Inc. (a)	18,200	1,049,776
Waters Corp. (a)	13,100	1,035,817
		2,085,593
Pharmaceuticals—5.7%
Abbott Laboratories	15,700	881,555
Allergan, Inc.	11,500	738,760
Bristol-Myers Squibb Co.	37,900	1,005,108
Merck & Co., Inc.	38,300	2,225,613
Schering-Plough Corp.	29,300	780,552
Shire PLC, ADR (b)	8,000	551,600
		6,183,188

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

	Shares	Value
Industrials—10.8%
Aerospace & Defense—5.0%
Boeing Co.	8,200	$717,172
Goodrich Corp.	15,000	1,059,150
Honeywell International, Inc.	19,900	1,225,243
Raytheon Co.	15,800	959,060
United Technologies Corp.	19,800	1,515,492
		5,476,117
Construction & Engineering—0.7%
Quanta Services, Inc. (a)(b)	27,300	716,352
Electrical Equipment—1.6%
First Solar, Inc. (a)(b)	3,496	933,921
Suntech Power Holdings Co., Ltd., ADR (a)(b)	9,400	773,808
		1,707,729
Industrial Conglomerates—1.8%
General Electric Co.	27,910	1,034,624
McDermott International, Inc. (a)	16,600	979,898
		2,014,522
Machinery—0.9%
Caterpillar, Inc. (b)	13,900	1,008,584
Road & Rail—0.8%
Union Pacific Corp.	7,300	917,026
Information Technology—28.8%
Communications Equipment—6.0%
Ciena Corp. (a)(b)	15,100	515,061
Cisco Systems, Inc. (a)	92,450	2,502,621
Corning, Inc.	54,500	1,307,455
Nokia Oyj, ADR	23,100	886,809
QUALCOMM, Inc.	28,100	1,105,735
Riverbed Technology, Inc. (a)(b)	11,200	299,488
		6,617,169
Computers & Peripherals—7.1%
Apple, Inc. (a)	15,600	3,090,048
EMC Corp. (a)	72,100	1,336,013
Hewlett-Packard Co.	40,700	2,054,536
International Business Machines Corp.	11,400	1,232,340
		7,712,937
Internet Software & Services—4.5%
Akamai Technologies, Inc. (a)(b)	23,400	809,640
eBay, Inc. (a)	41,700	1,384,023
Google, Inc., Class A (a)	4,022	2,781,133
		4,974,796
IT Services—0.5%
DST Systems, Inc. (a)(b)	6,300	520,065
Semiconductors & Semiconductor Equipment—2.9%
Intel Corp.	97,200	2,591,352
NVIDIA Corp. (a)	15,650	532,413
		3,123,765
Software—7.8%
Adobe Systems, Inc. (a)	25,300	1,081,069
Electronic Arts, Inc. (a)	19,500	1,138,995

	Shares	Value
Microsoft Corp.	112,250	$3,996,100
Oracle Corp. (a)	56,500	1,275,770
Salesforce.com, Inc. (a)	8,400	526,596
VMware, Inc., Class A (a)(b)	5,896	501,101
		8,519,631
Materials—3.4%
Chemicals—2.4%
Monsanto Co.	15,092	1,685,626
Praxair, Inc.	10,300	913,713
		2,599,339
Metals & Mining—1.0%
Freeport-McMoRan Copper & Gold, Inc.	10,900	1,116,596
Telecommunication Services—1.9%
Diversified Telecommunication Services—0.5%
Time Warner Telecom, Inc., Class A (a)(b)	29,735	603,323
Wireless Telecommunication Services—1.4%
American Tower Corp., Class A (a)	22,100	941,460
NII Holdings, Inc. (a)	11,500	555,680
		1,497,140
Utilities—1.0%
Electric Utilities—1.0%
Entergy Corp.	9,000	1,075,680
Total Common Stocks (cost of $94,017,520)		106,590,991
SECURITIES LENDING COLLATERAL—13.1%
State Street Navigator Securities Lending Prime Portfolio (c) (7 day yield of 4.817%)	14,308,190	14,308,190
Total Securities Lending Collateral (cost of $14,308,190)		14,308,190
	Par
SHORT-TERM OBLIGATION—2.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 1.160%, collateralized by a U.S. Treasury Obligation maturing 08/15/21, market value $2,498,675 (repurchase proceeds $2,449,158)	$2,449,000	2,449,000
Total Short-Term Obligation (cost of $2,449,000)		2,449,000
Total Investments—112.8% (cost of $110,774,710) (d)		123,348,181
Other Assets & Liabilities, Net—(12.8)%		(14,035,590)
Net Assets—100.0%		$109,312,591

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2007. The total market value of securities on loan at December 31, 2007 is $13,966,933.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $111,015,668.

At December 31, 2007, the asset allocation of the investment portfolio is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Information Technology	28.8
Health Care	17.2
Industrials	10.8
Consumer Discretionary	10.3
Consumer Staples	9.5
Energy	8.4
Financials	6.2
Materials	3.4
Telecommunication Services	1.9
Utilities	1.0
97.5
Securities Lending Collateral	13.1
Short-Term Obligation	2.2
Other Assets & Liabilities, Net	(12.8)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets & Liabilities

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Assets
Investments, at cost	$110,774,710
Investments, at value (including securities on loan of $13,966,933)	$123,348,181
Cash	852
Receivable for:
Investments sold	541,938
Fund shares sold	481,733
Interest	79
Dividends	68,862
Securities lending income	10,715
Expense reimbursement due from Investment Advisor	18,536
Trustees' deferred compensation plan	20,120
Total Assets	124,491,016
Liabilities
Collateral on securities loaned	14,308,190
Payable for:
Investments purchased	483,071
Fund shares repurchased	243,966
Investment advisory fee	46,817
Administration fee	14,011
Transfer agent fee	28
Pricing and bookkeeping fees	6,483
Trustees' fees	78
Audit fee	33,850
Custody fee	2,572
Distribution fee—Class B	3,941
Chief compliance officer expenses	152
Trustees' deferred compensation plan	20,120
Other liabilities	15,146
Total Liabilities	15,178,425
Net Assets	$109,312,591
Net Assets Consist of
Paid-in capital	$138,837,632
Undistributed net investment income	158,729
Accumulated net realized loss	(42,257,241)
Net unrealized appreciation on investments	12,573,471
Net Assets	$109,312,591
Class A:
Net assets	$91,807,929
Shares outstanding	2,928,487
Net asset value per share	$31.35
Class B:
Net assets	$17,504,662
Shares outstanding	560,704
Net asset value per share	$31.22

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Large Cap Growth Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Dividends	$1,039,950
Interest	47,632
Securities lending	32,865
Foreign taxes withheld	(193)
Total Investment Income	1,120,254
Expenses
Investment advisory fee	564,072
Administration fee	169,319
Distribution fee—Class B	44,060
Transfer agent fee	339
Pricing and bookkeeping fees	70,690
Trustees' fees	17,719
Custody fee	15,996
Chief compliance officer expenses	595
Other expenses	102,583
Total Expenses	985,373
Fees and expenses reimbursed by Investment Advisor	(37,750)
Fees reimbursed by Distributor—Class B	(17,620)
Custody earnings credits	(379)
Net Expenses	929,624
Net Investment Income	190,630
Net Realized and Unrealized Gain on Investments
Net realized gain on investments	15,358,232
Net change in unrealized appreciation on investments	997,035
Net Gain	16,355,267
Net Increase Resulting from Operations	$16,545,897

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Large Cap Growth Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$190,630	$389,813
Net realized gain on investments and foreign currency transactions	15,358,232	7,402,770
Net change in unrealized appreciation on investments	997,035	3,850,033
Net Increase Resulting from Operations	16,545,897	11,642,616
Distributions to Shareholders
From net investment income:
Class A	(355,721)	(371,215)
Class B	(45,174)	(34,279)
Total Distributions to Shareholders	(400,895)	(405,494)
Share Transactions
Class A:
Subscriptions	1,989,862	1,742,063
Distributions reinvested	355,721	371,215
Redemptions	(23,887,175)	(25,750,521)
Net Decrease	(21,541,592)	(23,637,243)
Class B:
Subscriptions	1,872,501	899,472
Distributions reinvested	45,174	34,279
Redemptions	(5,234,399)	(3,114,997)
Net Decrease	(3,316,724)	(2,181,246)
Net Decrease from Share Transactions	(24,858,316)	(25,818,489)
Total Decrease in Net Assets	(8,713,314)	(14,581,367)
Net Assets
Beginning of period	118,025,905	132,607,272
End of period	$109,312,591	$118,025,905
Undistributed net investment income at end of period	$158,729	$368,994
Changes in Shares
Class A:
Subscriptions	69,048	69,517
Issued for distributions reinvested	11,712	14,801
Redemptions	(820,788)	(1,014,581)
Net Decrease	(740,028)	(930,263)
Class B:
Subscriptions	61,952	35,191
Issued for distributions reinvested	1,492	1,372
Redemptions	(179,061)	(123,273)
Net Decrease	(115,617)	(86,710)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,

	2007		2006		2005		2004	2003
Net Asset Value, Beginning of Period	$27.18		$24.75		$23.77		$24.28	$19.48
Income from Investment Operations:
Net investment income (a)	0.06		0.09		0.08		0.15 (b)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.22		2.43		1.04		(0.62)	4.85
Total from Investment Operations	4.28		2.52		1.12		(0.47)	4.89
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.09)		(0.14)		(0.04)	(0.09)
Net Asset Value, End of Period	$31.35		$27.18		$24.75		$23.77	$24.28
Total return (c)(d)	15.77	%(e)	10.23	%(e)	4.74	%(e)	(1.95)%	25.24%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.80%		0.80%		0.76%		0.73%	0.76%
Interest expense	—		—	%(g)	—		—	—
Net expenses (f)	0.80%		0.80%		0.76%		0.73%	0.76%
Waiver/Reimbursement	0.03%		0.01%		—	%(g)	—	—
Net investment income (f)	0.19%		0.34%		0.32%		0.65%	0.16%
Portfolio turnover rate	149%		194%		113%		4%	138%
Net assets, end of period (000's)	$91,808		$99,714		$113,804		$106,225	$129,801

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c)  Total return at net asset value assuming all distribution reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate account. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Large Cap Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks long-term growth.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

11

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary income*	$400,895	$405,494
Long-term capital gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$180,607	$—	$12,332,513

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$15,101,962
Unrealized depreciation	(2,769,449)
Net unrealized appreciation	$12,332,513

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$32,214,453
2011	9,801,830
$42,016,283

Of the capital loss carryforwards attributable to the Fund, $5,196,879, expiring 12/31/10, remain from the Fund's merger with Liberty Equity Fund, Variable Series. The availability of a portion of the remaining capital loss carryforwards from Liberty Equity Fund, Variable Series may be limited in a given year.

Capital loss carryforwards of $15,496,487 were utilized during the year ended December 31, 2007.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory

12

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
Over $1 billion	0.45%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits to the Fund's custodian, do not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.95% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminated these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

13

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $166,856,040 and $192,101,882, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had three shareholders that held 89.5% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 9. Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Sector Focus—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

14

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia Large Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

16

Federal Income Tax Information (Unaudited)

Columbia Large Cap Growth Fund, Variable Series

100.00% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

17

Fund Governance

Columbia Large Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel-Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

18

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

19

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director-Columbia Management Advisors, LLC, since September 2005; Senior Vice President-Columbia Management Distributors, Inc., since January 2005; Director-Columbia Management Services, Inc., since January 2005; Director-Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director-FIM Funding, Inc., since January 2005; President and Chief Executive Officer-CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer-Columbia Funds, since October 2003; Treasurer-the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Vice President-Columbia Management Advisors, Inc., since April 2003; President-Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer-Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

20

Board Consideration and Approval of Investment Advisory Agreements

Columbia Large Cap Growth Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of

21

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Large Cap Growth Fund, Variable Series

each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Large Cap Growth Fund, Variable Series' performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period and in the fifth quintile for the three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Large Cap Growth Fund, Variable Series' total expenses were in the third quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Large Cap Growth Fund, Variable Series

Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

23

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Large Cap Growth Fund, Variable Series

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

28

Important Information About This Report

A description of the policies and procedures that Columbia Large Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/139010-1207 (02/08) 08-49670

Columbia Large Cap Growth Fund, Variable Series

Columbia Funds Variable Insurance Trust

Class B

2007 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Columbia Large Cap Growth Fund, Variable Series seeks long-term growth.

John T. Wilson is lead portfolio manager of the fund. Paul J. Berlinguet, Edward P. Hickey, Roger R. Sullivan and Mary-Ann Ward co-manage the fund.

We are pleased to report that the fund outperformed both its benchmark, the Russell 1000 Growth Index1, and the average return of its peer group, the Morningstar Large Growth VIT Category2, for the year that ended December 31, 2007. Stock selection in most of the economic sectors represented in the index that serves as the fund's benchmark accounted for the fund's strong relative performance.

Consumer discretionary, information technology and energy sectors were strong

The fund's investments in the consumer discretionary, information technology and energy sectors generated above-average returns. Among consumer discretionary stocks, the fund benefited from its holdings in GameStop Corp. (1.0% of net assets), a video-game retailer. Because GameStop Corp. sells all the major consoles, it provides a mechanism for investors to participate in the broad-based strength of the current video-game cycle. Amazon.com, Inc. (1.3% of net assets) also enjoyed a successful 2007 as strong revenue and earnings growth led to a higher price. Finally, Apollo Group, Inc. (0.7% of net assets), the for-profit education company best known for its University of Phoenix subsidiary, was a big winner in 2007, stemming from increased enrollment and profitability trends. We have retained the fund's positions in the education sector because we feel that these companies can prosper in both strong and weak economies.

In information technology, Apple, Inc. (2.8% of net assets) was a strong performer. The company benefited from strong sales of the iPod, but also from the halo effect it provided, drawing customers to Apple, Inc. and leading to other purchases, such as laptops and iMacs, which are even more profitable than the iPods. Google, Inc. (2.5% of net assets) was another company that dominated its industry and added value to the portfolio. The company was the direct beneficiary of the enormous flow in advertising dollars away from newspapers and magazines in favor of online media.

Within the energy sector, the fund owned a number of companies whose fortunes rose in concert with the upward trajectory in crude oil prices. In particular, offshore driller Transocean, Inc. (1.8% of net assets) saw its pricing power increase substantially and was a strong contributor to the fund. Finally, First Solar, Inc. (0.9% of net assets) and Suntech Power Holdings Co., Ltd. (0.7% of net assets), solar positions in the industrials sector, both benefited from strong trends in alternative energy and produced strong revenue and earning results.

Disappointments from the telecom sector

The one area where the fund lagged the market was in telecommunications services. A position in NII Holdings, Inc., (0.5% of net assets), a wireless telecom company serving the Latin American market, was hampered by increased competition as well as by a series of hurricanes that disrupted service in Mexico. We continue to hold shares based on continued growth in the region.

A challenging environment ahead

As we examine the macroeconomic indicators for 2008, we believe that equities are likely to be hard-pressed to match their 2007 results. At the vortex of investor concern is the financial sector, where difficulties in the mortgage and credit markets have forced extraordinary asset write-downs. Within this environment, our view is that financial stocks may eventually offer attractive buying opportunities, but we expect to remain on the sidelines until we feel more comfortable with the quality of the sector's balance sheets, especially among the major banks. We have positioned the fund with investments that we believe are less vulnerable to an economic downturn, including those in areas such as education and solar energy. However, our philosophy has always been to build the portfolio on a company-by-company basis, and we expect to apply that same philosophy regardless of the economic winds in the year ahead.

Past performance is no guarantee of future results.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management Advisors, LLC ("Columbia Management") and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may invest 20% of its assets in foreign stocks. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2007, and are subject to change.

1  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2007 (%)

	1-year	5-year	10-year
Class B (06/01/00)	15.57	10.23	2.76
Russell 1000 Growth Index	11.81	12.11	3.83

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/06	12/31/07
Class B	27.08	31.22

Annual operating expense ratio (%)*
Class B	1.06

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment, 01/01/981 – 12/31/07 ($)

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns shown for the periods prior to the inception of the newer class of shares would be lower.

1  Inception date of Class A shares (oldest existing share class) is January 1, 1989.

2

Understanding Your Expenses

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/07 - 12/31/07	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,068.21	1,020.42	4.95	4.84	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

	Shares	Value
COMMON STOCKS—97.5%
Consumer Discretionary—10.3%
Auto Components—0.4%
Goodyear Tire & Rubber Co. (a)(b)	14,700	$414,834
Diversified Consumer Services—1.3%
Apollo Group, Inc., Class A (a)	11,300	792,695
DeVry, Inc. (b)	13,221	686,963
		1,479,658
Hotels, Restaurants & Leisure—0.9%
Las Vegas Sands Corp. (a)(b)	9,194	947,442
Household Durables—1.0%
Sony Corp., ADR	20,400	1,107,720
Internet & Catalog Retail—1.3%
Amazon.com, Inc. (a)(b)	14,800	1,371,072
Media—1.6%
Viacom, Inc., Class B (a)	38,900	1,708,488
Multiline Retail—0.3%
Nordstrom, Inc. (b)	9,700	356,281
Specialty Retail—2.8%
Best Buy Co., Inc. (b)	24,900	1,310,985
GameStop Corp., Class A (a)	18,100	1,124,191
OfficeMax, Inc. (b)	28,400	586,744
		3,021,920
Textiles, Apparel & Luxury Goods—0.7%
NIKE, Inc., Class B	12,700	815,848
Consumer Staples—9.5%
Beverages—2.9%
Coca-Cola Co.	33,200	2,037,484
Molson Coors Brewing Co., Class B	21,200	1,094,344
		3,131,828
Food & Staples Retailing—4.0%
Costco Wholesale Corp.	17,600	1,227,776
CVS Caremark Corp.	19,800	787,050
Kroger Co.	43,600	1,164,556
Wal-Mart Stores, Inc.	26,200	1,245,286
		4,424,668
Household Products—0.7%
Colgate-Palmolive Co.	10,600	826,376
Personal Products—1.0%
Avon Products, Inc.	26,900	1,063,357
Tobacco—0.9%
Loews Corp.-Carolina Group (b)	11,700	998,010
Energy—8.4%
Energy Equipment & Services—4.4%
Exterran Holdings, Inc. (a)(b)	5,500	449,900
Halliburton Co.	35,100	1,330,641
Schlumberger Ltd.	10,700	1,052,559
Transocean, Inc.	13,386	1,916,206
		4,749,306

	Shares	Value
Oil, Gas & Consumable Fuels—4.0%
Devon Energy Corp.	10,300	$915,773
Hess Corp.	7,600	766,536
Southwestern Energy Co. (a)	15,600	869,232
Valero Energy Corp.	11,200	784,336
XTO Energy, Inc.	20,625	1,059,300
		4,395,177
Financials—6.2%
Capital Markets—2.0%
Goldman Sachs Group, Inc.	6,000	1,290,300
Lazard Ltd., Class A (b)	21,800	886,824
		2,177,124
Consumer Finance—1.2%
American Express Co.	26,400	1,373,328
Diversified Financial Services—1.6%
CME Group, Inc. (b)	2,500	1,715,000
Insurance—1.4%
Aon Corp.	18,200	867,958
Assurant, Inc. (b)	9,700	648,930
		1,516,888
Health Care—17.2%
Biotechnology—2.9%
BioMarin Pharmaceuticals, Inc. (a)(b)	24,300	860,220
Genentech, Inc. (a)	10,000	670,700
Genzyme Corp. (a)	10,500	781,620
Gilead Sciences, Inc. (a)	19,900	915,599
		3,228,139
Health Care Equipment & Supplies—3.0%
Baxter International, Inc.	23,600	1,369,980
Covidien Ltd.	22,400	992,096
Hologic, Inc. (a)	13,103	899,390
		3,261,466
Health Care Providers & Services—3.7%
CIGNA Corp.	20,600	1,106,838
Coventry Health Care, Inc. (a)	13,500	799,875
Express Scripts, Inc. (a)	11,600	846,800
McKesson Corp.	19,600	1,283,996
		4,037,509
Life Sciences Tools & Services—1.9%
Thermo Fisher Scientific, Inc. (a)	18,200	1,049,776
Waters Corp. (a)	13,100	1,035,817
		2,085,593
Pharmaceuticals—5.7%
Abbott Laboratories	15,700	881,555
Allergan, Inc.	11,500	738,760
Bristol-Myers Squibb Co.	37,900	1,005,108
Merck & Co., Inc.	38,300	2,225,613
Schering-Plough Corp.	29,300	780,552
Shire PLC, ADR (b)	8,000	551,600
		6,183,188

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

	Shares	Value
Industrials—10.8%
Aerospace & Defense—5.0%
Boeing Co.	8,200	$717,172
Goodrich Corp.	15,000	1,059,150
Honeywell International, Inc.	19,900	1,225,243
Raytheon Co.	15,800	959,060
United Technologies Corp.	19,800	1,515,492
		5,476,117
Construction & Engineering—0.7%
Quanta Services, Inc. (a)(b)	27,300	716,352
Electrical Equipment—1.6%
First Solar, Inc. (a)(b)	3,496	933,921
Suntech Power Holdings Co., Ltd., ADR (a)(b)	9,400	773,808
		1,707,729
Industrial Conglomerates—1.8%
General Electric Co.	27,910	1,034,624
McDermott International, Inc. (a)	16,600	979,898
		2,014,522
Machinery—0.9%
Caterpillar, Inc. (b)	13,900	1,008,584
Road & Rail—0.8%
Union Pacific Corp.	7,300	917,026
Information Technology—28.8%
Communications Equipment—6.0%
Ciena Corp. (a)(b)	15,100	515,061
Cisco Systems, Inc. (a)	92,450	2,502,621
Corning, Inc.	54,500	1,307,455
Nokia Oyj, ADR	23,100	886,809
QUALCOMM, Inc.	28,100	1,105,735
Riverbed Technology, Inc. (a)(b)	11,200	299,488
		6,617,169
Computers & Peripherals—7.1%
Apple, Inc. (a)	15,600	3,090,048
EMC Corp. (a)	72,100	1,336,013
Hewlett-Packard Co.	40,700	2,054,536
International Business Machines Corp.	11,400	1,232,340
		7,712,937
Internet Software & Services—4.5%
Akamai Technologies, Inc. (a)(b)	23,400	809,640
eBay, Inc. (a)	41,700	1,384,023
Google, Inc., Class A (a)	4,022	2,781,133
		4,974,796
IT Services—0.5%
DST Systems, Inc. (a)(b)	6,300	520,065
Semiconductors & Semiconductor Equipment—2.9%
Intel Corp.	97,200	2,591,352
NVIDIA Corp. (a)	15,650	532,413
		3,123,765
Software—7.8%
Adobe Systems, Inc. (a)	25,300	1,081,069
Electronic Arts, Inc. (a)	19,500	1,138,995

	Shares	Value
Microsoft Corp.	112,250	$3,996,100
Oracle Corp. (a)	56,500	1,275,770
Salesforce.com, Inc. (a)	8,400	526,596
VMware, Inc., Class A (a)(b)	5,896	501,101
		8,519,631
Materials—3.4%
Chemicals—2.4%
Monsanto Co.	15,092	1,685,626
Praxair, Inc.	10,300	913,713
		2,599,339
Metals & Mining—1.0%
Freeport-McMoRan Copper & Gold, Inc.	10,900	1,116,596
Telecommunication Services—1.9%
Diversified Telecommunication Services—0.5%
Time Warner Telecom, Inc., Class A (a)(b)	29,735	603,323
Wireless Telecommunication Services—1.4%
American Tower Corp., Class A (a)	22,100	941,460
NII Holdings, Inc. (a)	11,500	555,680
		1,497,140
Utilities—1.0%
Electric Utilities—1.0%
Entergy Corp.	9,000	1,075,680
Total Common Stocks (cost of $94,017,520)		106,590,991
SECURITIES LENDING COLLATERAL—13.1%
State Street Navigator Securities Lending Prime Portfolio (c) (7 day yield of 4.817%)	14,308,190	14,308,190
Total Securities Lending Collateral (cost of $14,308,190)		14,308,190
	Par
SHORT-TERM OBLIGATION—2.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 1.160%, collateralized by a U.S. Treasury Obligation maturing 08/15/21, market value $2,498,675 (repurchase proceeds $2,449,158)	$2,449,000	2,449,000
Total Short-Term Obligation (cost of $2,449,000)		2,449,000
Total Investments—112.8% (cost of $110,774,710) (d)		123,348,181
Other Assets & Liabilities, Net—(12.8)%		(14,035,590)
Net Assets—100.0%		$109,312,591

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2007. The total market value of securities on loan at December 31, 2007 is $13,966,933.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $111,015,668.

At December 31, 2007, the asset allocation of the investment portfolio is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Information Technology	28.8
Health Care	17.2
Industrials	10.8
Consumer Discretionary	10.3
Consumer Staples	9.5
Energy	8.4
Financials	6.2
Materials	3.4
Telecommunication Services	1.9
Utilities	1.0
97.5
Securities Lending Collateral	13.1
Short-Term Obligation	2.2
Other Assets & Liabilities, Net	(12.8)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets & Liabilities

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Assets
Investments, at cost	$110,774,710
Investments, at value (including securities on loan of $13,966,933)	$123,348,181
Cash	852
Receivable for:
Investments sold	541,938
Fund shares sold	481,733
Interest	79
Dividends	68,862
Securities lending income	10,715
Expense reimbursement due from Investment Advisor	18,536
Trustees' deferred compensation plan	20,120
Total Assets	124,491,016
Liabilities
Collateral on securities loaned	14,308,190
Payable for:
Investments purchased	483,071
Fund shares repurchased	243,966
Investment advisory fee	46,817
Administration fee	14,011
Transfer agent fee	28
Pricing and bookkeeping fees	6,483
Trustees' fees	78
Audit fee	33,850
Custody fee	2,572
Distribution fee—Class B	3,941
Chief compliance officer expenses	152
Trustees' deferred compensation plan	20,120
Other liabilities	15,146
Total Liabilities	15,178,425
Net Assets	$109,312,591
Net Assets Consist of
Paid-in capital	$138,837,632
Undistributed net investment income	158,729
Accumulated net realized loss	(42,257,241)
Net unrealized appreciation on investments	12,573,471
Net Assets	$109,312,591
Class A:
Net assets	$91,807,929
Shares outstanding	2,928,487
Net asset value per share	$31.35
Class B:
Net assets	$17,504,662
Shares outstanding	560,704
Net asset value per share	$31.22

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Large Cap Growth Fund, Variable Series
For the Year Ended December 31, 2007

Investment Income
Dividends	$1,039,950
Interest	47,632
Securities lending	32,865
Foreign taxes withheld	(193)
Total Investment Income	1,120,254
Expenses
Investment advisory fee	564,072
Administration fee	169,319
Distribution fee—Class B	44,060
Transfer agent fee	339
Pricing and bookkeeping fees	70,690
Trustees' fees	17,719
Custody fee	15,996
Chief compliance officer expenses	595
Other expenses	102,583
Total Expenses	985,373
Fees and expenses reimbursed by Investment Advisor	(37,750)
Fees reimbursed by Distributor—Class B	(17,620)
Custody earnings credits	(379)
Net Expenses	929,624
Net Investment Income	190,630
Net Realized and Unrealized Gain on Investments
Net realized gain on investments	15,358,232
Net change in unrealized appreciation on investments	997,035
Net Gain	16,355,267
Net Increase Resulting from Operations	$16,545,897

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Large Cap Growth Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations
Net investment income	$190,630	$389,813
Net realized gain on investments and foreign currency transactions	15,358,232	7,402,770
Net change in unrealized appreciation on investments	997,035	3,850,033
Net Increase Resulting from Operations	16,545,897	11,642,616
Distributions to Shareholders
From net investment income:
Class A	(355,721)	(371,215)
Class B	(45,174)	(34,279)
Total Distributions to Shareholders	(400,895)	(405,494)
Share Transactions
Class A:
Subscriptions	1,989,862	1,742,063
Distributions reinvested	355,721	371,215
Redemptions	(23,887,175)	(25,750,521)
Net Decrease	(21,541,592)	(23,637,243)
Class B:
Subscriptions	1,872,501	899,472
Distributions reinvested	45,174	34,279
Redemptions	(5,234,399)	(3,114,997)
Net Decrease	(3,316,724)	(2,181,246)
Net Decrease from Share Transactions	(24,858,316)	(25,818,489)
Total Decrease in Net Assets	(8,713,314)	(14,581,367)
Net Assets
Beginning of period	118,025,905	132,607,272
End of period	$109,312,591	$118,025,905
Undistributed net investment income at end of period	$158,729	$368,994
Changes in Shares
Class A:
Subscriptions	69,048	69,517
Issued for distributions reinvested	11,712	14,801
Redemptions	(820,788)	(1,014,581)
Net Decrease	(740,028)	(930,263)
Class B:
Subscriptions	61,952	35,191
Issued for distributions reinvested	1,492	1,372
Redemptions	(179,061)	(123,273)
Net Decrease	(115,617)	(86,710)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006		2005	2004	2003
Net Asset Value, Beginning of Period	$27.08	$24.64		$23.67	$24.19	$19.40
Income from Investment Operations:
Net investment income (loss) (a)	0.01	0.05		0.03	0.10 (b)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.20	2.44		1.03	(0.62)	4.85
Total from Investment Operations	4.21	2.49		1.06	(0.52)	4.84
Less Distributions to Shareholders:
From net investment income	(0.07)	(0.05)		(0.09)	—	(0.05)
Net Asset Value, End of Period	$31.22	$27.08		$24.64	$23.67	$24.19
Total return (c)(d)(e)	15.57%	10.12%		4.49%	(2.15)%	25.05%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.95%	0.95%		0.95%	0.95%	0.95%
Interest expense	—	—	%(g)	—	—	—
Net expenses (f)	0.95%	0.95%		0.95%	0.95%	0.95%
Waiver/Reimbursement	0.13%	0.11%		0.06%	0.03%	0.06%
Net investment income (loss) (f)	0.04%	0.19%		0.13%	0.43%	(0.03)%
Portfolio turnover rate	149%	194%		113%	4%	138%
Net assets, end of period (000's)	$17,505	$18,311		$18,803	$21,715	$25,730

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate account. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Note 1. Organization

Columbia Large Cap Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987.

Investment Objective—The Fund seeks long-term growth.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

11

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary income*	$400,895	$405,494
Long-term capital gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$180,607	$—	$12,332,513

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$15,101,962
Unrealized depreciation	(2,769,449)
Net unrealized appreciation	$12,332,513

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$32,214,453
2011	9,801,830
$42,016,283

Of the capital loss carryforwards attributable to the Fund, $5,196,879, expiring 12/31/10, remain from the Fund's merger with Liberty Equity Fund, Variable Series. The availability of a portion of the remaining capital loss carryforwards from Liberty Equity Fund, Variable Series may be limited in a given year.

Capital loss carryforwards of $15,496,487 were utilized during the year ended December 31, 2007.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory

12

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
Over $1 billion	0.45%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,856, of which $1,643 is unpaid.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan for Class B shares which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits to the Fund's custodian, do not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.95% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminated these arrangements at any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

13

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $166,856,040 and $192,101,882, respectively.

Note 6. Shares of Beneficial Interest

As of December 31, 2007, the Fund had three shareholders that held 89.5% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 9. Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Sector Focus—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and

14

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2007

consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class B Shareholders of Columbia Large Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

16

Federal Income Tax Information (Unaudited)

Columbia Large Cap Growth Fund, Variable Series

100.00% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

17

Fund Governance

Columbia Large Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 95, Parsons Brinkerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (health care management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel-Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

18

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

19

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director-Columbia Management Advisors, LLC, since September 2005; Senior Vice President-Columbia Management Distributors, Inc., since January 2005; Director-Columbia Management Services, Inc., since January 2005; Director-Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director-FIM Funding, Inc., since January 2005; President and Chief Executive Officer-CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer-Columbia Funds, since October 2003; Treasurer-the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Vice President-Columbia Management Advisors, Inc., since April 2003; President-Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer-Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

20

Board Consideration and Approval of Investment Advisory Agreements

Columbia Large Cap Growth Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of

21

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Large Cap Growth Fund, Variable Series

each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Large Cap Growth Fund, Variable Series' performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period and in the fifth quintile for the three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Large Cap Growth Fund, Variable Series' total expenses were in the third quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Large Cap Growth Fund, Variable Series

Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

23

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Large Cap Growth Fund, Variable Series

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.
October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge
B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

28

Important Information About This Report

A description of the policies and procedures that Columbia Large Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/139011-1207 (02/08) 08-51244

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in
2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eleven series of the registrant whose report to stockholders is included in this annual filing. Comparative fee information for fiscal year ended December 31, 2006 also includes fees for three series that were merged into the registrant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$317,700	$294,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$48,400	$56,900

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2007 and 2006, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.  Fiscal year 2006 also includes Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$37,400	$45,600

Tax Fees include amounts for the review of annual tax returns and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In both fiscal years 2007 and 2006, Tax Fees include the review of foreign tax filings. Tax Fees for fiscal year 2006 also includes the review of final tax returns.

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$0	$2,500

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2006, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$796,900	$791,500

In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2007 and December 31, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$882,700	$896,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 28, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	February 28, 2008